UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Weatherford International plc
(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that
apply
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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Weatherford International plc

PROXY STATEMENT 2026

Annual General Meeting of Shareholders and Special Court-Convened Meeting.

To be held on June 11, 2026

Weatherford International plc — 2026 Shareholder Meetings I

AGENDA ITEMS FOR YOUR VOTE

Items	Board Recommendation	Proxy Page

Court Meeting:

1. Agree to the Scheme of Arrangement	FOR	91

Annual General Meeting:

Annual Business

1. Election of Directors	FOR each nominee	12

2. Ratify the Appointment of Independent Auditors and Authorize Auditors’ Remuneration	FOR	27

3. Approve, on a non-binding advisory basis, our Executive Compensation	FOR	31

4. Approve an Amendment and Restatement of our Equity Incentive Plan	FOR	65

5. Approve a Renewal of our Board’s Annual Authority to Issue Shares	FOR	74

6. Approve a Renewal of our Board’s Annual Power to Opt-Out of Statutory Preemption Rights	FOR	76

Scheme Related Business

7. Approve the Scheme of Arrangement Implementation Proposal	FOR	102

8. Approve the Capital Reduction contemplated by the Scheme of Arrangement	FOR	103

9. Approve the Initial Issue of one or more Share(s) to Weatherford-US in connection with the Scheme of Arrangement	FOR	104

10. Approve the Authority for our Board to Issue Further Shares to Weatherford-US in connection with the Scheme of Arrangement by the Application of Reserves	FOR	105

11. Approve an Amendment to our Articles of Association	FOR	106

12. If proposed by our AGM chairperson, Approve an Adjournment of the Annual General Meeting	FOR	108

ADVANCE VOTING DEADLINE
11:59 p.m. Eastern Time on June 10, 2026

Voting instructions for registered shareholders and beneficial shareholders

You may vote in person at the meetings, or you may vote in advance by using one of the following options. In all cases, have your proxy cards or voting instructions form in hand and follow the instructions.

By mail Follow the instructions to mark, sign, and date your proxy cards	By phone Use any touch-tone telephone to transmit your voting instructions	By internet Use the internet to transmit your voting instructions
	+1-800-690-6903	www.proxyvote.com

Shareholder Feedback

Feedback from our shareholders is important to us and considered carefully. Your Board will be available at the Court Meeting and Annual General Meeting to respond to any questions shareholders may raise regarding our activities. We invite interested parties to submit feedback through our Annual General Meeting website, www.weatherfordannualmeeting.com.

Website References and Additional Materials

This Proxy Statement includes several website addresses and references to additional materials found on those websites, including www.weatherford.com. These websites and materials are not incorporated by reference herein.

 II Weatherford International plc — 2026 Shareholder Meetings

A Message From Our Board of Directors

Dear Fellow Weatherford Shareholder,

Introduction

After careful review by our Board of Directors (the “Board”) and management team, we have decided to simplify and streamline the organizational, statutory and regulatory structure of Weatherford and its subsidiaries by restructuring the company to redomesticate to the United States and establish our ultimate parent company in Texas. Weatherford has long called Texas “home,” with our corporate headquarters in Houston, Texas, and operations throughout the state. In fact, our roots go back to the Weatherford Spring Company in Weatherford, Texas more than 80 years ago. We have been considering a redomestication or similar transaction for several years now, and we believe the time is right to make the move. We are pleased to invite you to participate in two meetings of the shareholders of Weatherford International plc (“Weatherford-Ireland”) to be held on June 11, 2026 at 2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America. The first, a special court-ordered shareholder meeting, is to be held at 8:00 a.m. (Central Time) / 2:00 p.m. (Irish Time), and the second, the annual general meeting of shareholders of Weatherford-Ireland is to be held at 8:10 a.m. (Central Time) / 2:10 p.m. (Irish Time), or if the special court-ordered shareholder meeting has not concluded by such time, as soon as possible after the conclusion of such meeting.

We are making the accompanying Proxy Statement available in connection with the solicitation by our Board of proxies to be voted at these two meetings of our shareholders as described in the accompanying Proxy Statement. At these two meetings, you will be asked to vote on a number of proposals, including proposals for a “scheme of arrangement” under Irish law that, if approved, will change the place of incorporation of our ultimate parent company from Ireland to Texas. You will also be asked to vote on our typical proposals relating to the ordinary business of our annual general meeting, which proposals will be familiar to you.

Completion of the proposed scheme of arrangement will result in the cancellation of your Weatherford-Ireland ordinary shares and the replacement of those shares with an equal number of shares of common stock issued by Weatherford International Corp, a Texas corporation (“Weatherford-US”). Weatherford-US is a newly-formed, indirect, wholly-owned subsidiary of Weatherford-Ireland, formed by Weatherford for purposes of effecting the scheme of arrangement and redomestication. As a result of the scheme of arrangement, Weatherford-US will become the new ultimate parent company of the Weatherford group of companies, and you will become a Weatherford-US stockholder. Your rights as a stockholder of Weatherford-US will be governed by Texas law, the Texas Charter and the Bylaws. It is important to note that there are differences between Texas and Irish law and certain of the rights that you currently enjoy as a shareholder of Weatherford-Ireland will change, including in relation to the issuance of shares, regulation of business combinations (such as takeovers, acquisitions, and mergers) and appraisal and dissenter rights. You should therefore carefully consider the section entitled “Comparison of Rights of Shareholders and Powers of the Board of Directors” in the accompanying Proxy Statement. Our listing on the Nasdaq is expected to continue under the same ticker symbol, “WFRD.”

While we believe that our multi-national business structure under an Irish parent company has served us and our shareholders well for many years, the time is right to move forward with a Texas parent for the Weatherford group of companies. After considering various factors, the Board unanimously determined that this proposed redomestication will, among other benefits, simplify Weatherford’s organizational, statutory and regulatory framework and allow us to gain efficiencies in our corporate treasury, cash management, risk management and tax functions. The Board believes that the proposed scheme of arrangement, other related proposals and resulting redomestication will achieve a more appropriate structure for Weatherford going forward. The reasons for the proposed scheme of arrangement and other related proposals are discussed in further detail in the accompanying Proxy Statement. On behalf of our Board, thank you for your continued support.

Recommendation: The Board unanimously recommends that you vote FOR each of the proposals described in the accompanying Proxy Statement.

Your vote is very important regardless of the number of Weatherford-Ireland ordinary shares that you own. Please read the accompanying Proxy Statement for more information on how to vote your shares. If you require assistance with voting, please contact our proxy solicitor, Okapi Partners. Banks and brokerage firms and all non-U.S. callers, please call: +1 (212) 297-0720. Shareholders and all others, please call toll-free: +1 (855) 208-8902, or e-mail info@okapipartners.com.

Sincerely,

Charles M. Sledge (Chair)	Steven Beringhause	Benjamin C. Duster, IV

Neal P. Goldman	Jacqueline C. Mutschler	Girishchandra K. Saligram

Weatherford International plc — 2026 Shareholder Meetings III

Important Notice Regarding Proxy Cards

Enclosed with this Proxy Statement are two separate proxy cards — one for each shareholder meeting. The proxy card for you to grant your proxy with respect to the SPECIAL COURT-ORDERED MEETING (the “Court Meeting”) is YELLOW. The proxy card for you to grant your proxy with respect to the 2026 ANNUAL GENERAL MEETING (the “AGM”) is BLUE. Your completion of one proxy card is not sufficient to grant your proxy to vote at the other shareholder meeting. To grant your proxy for both shareholder meetings, you must complete, sign, date and return to us both the yellow and blue proxy cards, together with any power of attorney or other authority under which they are executed (or a duly certified copy of any such power or authority), or properly appoint your proxy by telephone or via the internet as to both shareholder meetings.

A quorum must be determined separately for each shareholder meeting. If you do not properly grant your proxy for a particular meeting or attend that meeting in person, your shares will not be counted for establishing a quorum for that meeting.

PLEASE VOTE BOTH OF THE ENCLOSED PROXY CARDS

This Proxy Statement incorporates documents by reference. See “Where You Can Find More Information” beginning on page 149 for a listing of documents incorporated by reference. Any shareholder may also obtain a copy of these documents free of charge by contacting our U.S. Investor Relations Department in writing at 2000 Saint James Place, Houston, Texas 77056, United States of America, or by telephone at +1 (713) 836-4000. To ensure timely delivery of these documents, any request should be made by May 29, 2026. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this Proxy Statement.

You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized anyone else to provide you with different information. The information contained or incorporated by reference in this Proxy Statement is accurate only as of the date thereof (unless the information specifically indicates that another date applies), or in the case of information incorporated by reference, only as of the date of such information, regardless of the time of delivery of this Proxy Statement. Our business, financial condition, results of operations and prospects may have changed since such dates. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this Proxy Statement or in the documents incorporated by reference.

This Proxy Statement (including the formal notices of the Court Meeting and the AGM) and related proxy cards (one yellow for the Court Meeting and one blue for the AGM), together with our Annual Report on Form 10-K and our Irish Statutory Accounts, are first being mailed on behalf of our Board beginning on or about April 21, 2026 to each registered shareholder in our share register as of the Voting Record Time set forth below, and are also being made available electronically on our website at www.weatherfordannualmeeting.com as of the same date.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES TO BE ISSUED IN THE CONTEMPLATED SCHEME OF ARRANGEMENT OR DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 IV Weatherford International plc — 2026 Shareholder Meetings

TABLE OF CONTENTS	1	SUMMARY OF NOTICES

	4	MEETING AND VOTING INFORMATION
		4	General
		4	Agenda
		5	Who Can Vote
		5	How To Vote
		6	Quorum and Voting
		8	Meeting Attendance
		8	Proxies; Multiple Proxy Cards
		9	Revoking Your Proxy
		10	Cost of Proxy Solicitation
		10	Adjournment
		10	Validity
		10	Questions

	11	OVERVIEW OF AGM PROPOSALS – ANNUAL BUSINESS

	12	AGM AGENDA ITEM 1: THE ELECTION OF DIRECTORS PROPOSAL

	27	AGM AGENDA ITEM 2: THE INDEPENDENT AUDITORS’ RATIFICATION PROPOSAL

	31	AGM AGENDA ITEM 3: THE ADVISORY EXECUTIVE COMPENSATION PROPOSAL

	32	COMPENSATION DISCUSSION AND ANALYSIS
		32	Executive Summary
		34	Named Executive Officers
		34	Compensation Program Overview
		37	The Compensation Setting Process
		39	Elements of the 2025 Executive Compensation Program
		46	Risk Analysis of Compensation Programs
		48	Compensation and Human Resources Committee Report

	49	EXECUTIVE COMPENSATION TABLES
		49	2025 Summary Compensation Table
		51	Grants of Plan-Based Awards
		52	Outstanding Equity Awards at December 31, 2025
		53	Option Exercises and Shares Vested in 2025
		54	Potential Payments upon Termination or Change of Control
		56	Estimate of Potential Payments Upon Termination or Change of Control
		60	Equity Compensation Plan Information
		61	Pay Ratio
		62	Pay Versus Performance
		63	Tabular List of Financial Performance Measures
		64	Pay-for-Performance Alignment

  i Weatherford International plc — 2026 Shareholder Meetings

65	AGM AGENDA ITEM 4: THE EQUITY INCENTIVE PLAN PROPOSAL

74	AGM AGENDA ITEM 5: THE ANNUAL SHARE ISSUANCE AUTHORITY PROPOSAL

76	AGM AGENDA ITEM 6: THE ANNUAL PREEMPTION RIGHTS’ OPT-OUT PROPOSAL

78	OVERVIEW OF REDOMESTICATION PROPOSALS

78	STRUCTURE OF THE REDOMESTICATION

81	QUESTIONS AND ANSWERS ABOUT THE REDOMESTICATION AND THE OTHER PROPOSALS

86	RISK FACTORS

90	CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

91	COURT MEETING AGENDA ITEM: THE SCHEME OF ARRANGEMENT PROPOSAL

	91	Parties to the Redomestication
	91	The Scheme of Arrangement
	92	Court Sanction of the Scheme of Arrangement
	93	Background and Reasons for the Redomestication
	95	Amendment, Termination or Delay
	96	Conditions to the Completion of the Redomestication
	97	Federal Securities Law Consequences; Resale Restrictions
	97	Effective Time of the Redomestication
	98	Management of Weatherford-US
	98	Exculpation and Indemnification
	99	Interests of Certain Persons in the Redomestication
	99	Irish Takeover Rules
	99	No Appraisal Rights
	99	Cancellation and Issuance of Shares
	100	Equity Incentive Plan
	100	Effect on Employees
	100	Outstanding Debt and Effect on Access to Capital and Credit Markets
	100	Stock Exchange Listing and Reporting Obligations
	100	Accounting Treatment of the Redomestication
	101	Vote Required
	101	Board recommendation
	101	Resolution

102	AGM AGENDA ITEM 7: THE SCHEME IMPLEMENTATION PROPOSAL

103	AGM AGENDA ITEM 8: THE CAPITAL REDUCTION PROPOSAL

104	AGM AGENDA ITEM 9: THE WEATHERFORD-US ALLOTMENT PROPOSAL

Weatherford International plc — 2026 Shareholder Meetings ii

105	AGM AGENDA ITEM 10: THE SCHEME ALLOTMENT AND APPLICATION OF RESERVES PROPOSAL

106	AGM AGENDA ITEM 11: THE ARTICLES AMENDMENT PROPOSAL

108	AGM AGENDA ITEM 12: THE ADJOURNMENT PROPOSAL

109	MATERIAL TAX CONSIDERATIONS RELATING TO THE REDOMESTICATION
	109	U.S. Federal Income Tax Considerations
	115	Irish Tax Considerations

116	DESCRIPTION OF WEATHERFORD-US CAPITAL STOCK
	116	Capital Structure
	116	Voting Rights
	116	Dividends
	117	Liquidation Rights
	117	Share Repurchases
	117	Certain Provisions of our Texas Charter and Bylaws
	119	Pre-emptive and Similar Rights
	119	No Liability for Further Calls or Assessments
	119	Transfer and Registration of Shares
	119	No Share Certificates
	119	Stock Exchange Listing
	120	Transfer Agent and Registrar

121	COMPARISON OF RIGHTS OF SHAREHOLDERS AND POWERS OF THE BOARD OF DIRECTORS

	121	Capital Structure
	122	Issuance of Shares; Share Warrants and Share Options
	123	Statutory Pre-emption Rights
	123	Election of Directors
	124	Appointment of Directors by the Board
	124	Removal of Directors
	125	Board and Committee Composition; Management
	126	Duties of the Board of Directors
	126	Shareholders’ Suits
	127	Indemnification of Directors and Officers; Insurance
	129	Limitation on Director and Officer Liability
	129	Conflicts of Interest
	130	Annual Meetings of Shareholders
	130	Extraordinary Meetings of Shareholders
	131	Record Dates for Shareholder Meetings
	131	Voting
	131	Quorum Requirements
	132	Director Nominations
	132	Proposals of Shareholders
	132	Adjournment of Shareholder Meetings

  iii Weatherford International plc — 2026 Shareholder Meetings

	133	Shareholder Consent to Action Without Meeting
	133	Shareholder Approval of Business Combinations
	135	Regulation of Takeovers
	138	Appraisal and Dissenters’ Rights
	138	Anti-Takeover Measures
	139	Variation of Rights Attaching to a Class or Series of Shares
	140	Amendment of Governing Documents
	140	Dividends and Distributions
	141	Share Repurchases, Redemptions and Conversions
	142	Bonus Shares
	142	Financial Assistance
	143	Inspection of Books and Records
	144	Disclosure of Interests in Shares
	144	Rights upon Liquidation

145	OTHER INFORMATION

	145	Share Ownership
	146	Mandatory Minimum Share Ownership Guidelines
	146	Delinquent Section 16(a) Reports
	146	Incorporation by Reference
	146	Presentation of Irish Statutory Accounts
	147	Market Price and Dividend Information
	147	Legal Matters
	147	Communicating with our Board of Directors
	147	Proposals by Shareholders
	148	Other Business
	148	Householding
	149	Where You Can Find More Information

A-1 - A-3	ANNEX A – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

B-1 - B-20	ANNEX B – FIFTH AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

C-1 - C-6	ANNEX C – SCHEME OF ARRANGEMENT

D-1 - D-5	ANNEX D – FORM OF RESTATED CERTIFICATE OF FORMATION OF WEATHERFORD-US

E-1 - E-31	ANNEX E – FORM OF AMENDED AND RESTATED BYLAWS OF WEATHERFORD-US

F-1 - F-1	ANNEX F – EXPECTED TIMETABLE

Weatherford International plc — 2026 Shareholder Meetings iv

G-1 - G-3	ANNEX G – NOTICE OF THE SPECIAL COURT-ORDERED MEETING OF THE HOLDERS OF WEATHERFORD INTERNATIONAL PLC ORDINARY SHARES

H-1 - H-6	ANNEX H – NOTICE OF THE ANNUAL GENERAL MEETING OF THE HOLDERS OF WEATHERFORD INTERNATIONAL PLC ORDINARY SHARES

I-1 - I-8	ANNEX I – SUBSCRIPTION AGREEMENT

APPENDIX: FORMS OF PROXY CARD

  v Weatherford International plc — 2026 Shareholder Meetings

PROXY STATEMENT

SUMMARY OF NOTICES OF THE SPECIAL COURT-ORDERED MEETING AND THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

June 11, 2026

2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America

SPECIAL COURT-ORDERED MEETING (the “Court Meeting”)

8:00 a.m. (Central Time) / 2:00 p.m. (Irish Time)

2026 ANNUAL GENERAL MEETING (the “AGM”)

8:10 a.m. (Central Time) / 2:10 p.m. (Irish Time), or if the Court Meeting has not concluded by such time, as soon as possible after the conclusion of such meeting.

AGENDA

At the Court Meeting:

•

To agree to a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014, as amended (the “Companies Act”), substantially in the form attached as Annex C to this Proxy Statement (the “Scheme” or “Scheme of Arrangement”), that, once it becomes effective, will result in you owning common stock of Weatherford International Corp (“Weatherford-US”) instead of ordinary shares of Weatherford International plc (“Weatherford-Ireland”) (the “Scheme of Arrangement Proposal”).

At the AGM:

Annual Business

1.

By separate resolutions, to elect the six individuals named in this Proxy Statement as directors of Weatherford-Ireland, in each case (unless his or her office is earlier vacated in accordance with the Articles of Association of Weatherford-Ireland (the “Weatherford-Ireland Articles”)), to serve for a one year term concluding at the later of (a) the next annual general meeting of Weatherford-Ireland (the “2027 AGM”), and (b) subject to Article 155 of the Weatherford-Ireland Articles, until his or her successor is elected and qualified (the “Election of Directors Proposal”).

2.

To ratify the appointment of KPMG LLP as Weatherford-Ireland’s independent registered public accounting firm and auditor for the fiscal year ending December 31, 2026 and KPMG Chartered Accountants, Dublin, as Weatherford-Ireland’s statutory auditor under Irish law to hold office until the close of the 2027 AGM, and to authorize the Board of Directors of Weatherford-Ireland (the “Board”), acting through the Audit Committee, to determine the auditors’ remuneration (the “Independent Auditors’ Ratification Proposal”).

3.	To approve, on a non-binding advisory basis, the compensation of Weatherford-Ireland’s named executive officers (the “Advisory Executive Compensation Proposal”).

4.	To approve the amendment and restatement of the Weatherford International plc Fourth Amended and Restated 2019 Equity Incentive Plan (the “2019 EIP”) (the “Equity Incentive Plan Proposal”).

5.	To approve a renewal of the Board’s annual authority to issue shares under Irish law (the “Annual Share Issuance Authority Proposal”).

6.	To approve a renewal of the Board’s annual power to opt-out of statutory preemption rights under Irish law (the “Annual Preemption Rights’ Opt-out Proposal”).

Weatherford International plc — 2026 Shareholder Meetings 1

Scheme Related Business

7.

To approve the Scheme of Arrangement by, and on behalf of, Weatherford-Ireland, and to authorize the directors of Weatherford-Ireland to take all such actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect (the “Scheme Implementation Proposal”).

8.

To approve a capital reduction under sections 84 to 86 of the Companies Act to effect the cancellation of Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement (the “Capital Reduction Proposal”).

9.

To approve the terms of an initial subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford-US in connection with the Scheme of Arrangement (the “Weatherford-US Allotment Proposal”).

10.

To authorize the directors of Weatherford-Ireland to allot and issue new Weatherford-Ireland ordinary shares to Weatherford-US and/or its nominee(s) in an amount equal to the number of Weatherford-Ireland ordinary shares cancelled in connection with the Scheme of Arrangement and the application of the reserve credit arising in the books of account of Weatherford-Ireland as a result of such cancellation in paying-up in full, to their nominal value, such number of new Weatherford-Ireland ordinary shares to be allotted and issued to Weatherford-US and/or its nominee(s) in the manner described in the Scheme of Arrangement (the “Scheme Allotment and Application of Reserves Proposal”).

11.

To approve an amendment to the Weatherford-Ireland Articles so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time (as defined below) to persons other than Weatherford-US or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration (as defined in the Scheme of Arrangement) (the “Articles Amendment Proposal”).

12.

To approve any motion to adjourn the AGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the AGM to approve the resolutions proposed at the AGM (the “Adjournment Proposal”).

The foregoing items, including the votes required in respect of each, are set forth and more fully described later in this Proxy Statement.

The formal notices of the Court Meeting and the AGM are provided as attachments to this Proxy Statement as Annexes G and H, respectively, and should be read closely. This summary does not constitute the formal notice in respect of either of those meetings.

In this Proxy Statement, the Court Meeting and the AGM are sometimes referred to collectively as the “shareholder meetings”, the proposals contemplated herein are sometimes referred to as the “meeting proposals”, and the actions contemplated by the Scheme of Arrangement are sometimes referred to as the “Redomestication.”

RECORD DATE

April 9, 2026

ADVANCE VOTING DEADLINE

11:59 p.m. Eastern Time on June 10, 2026

VOTING

Only holders of Weatherford-Ireland ordinary shares as of April 9, 2026 (the record date) at 6:59 p.m. (Eastern Time) / 11:59 p.m. (Irish Time) (the “Voting Record Time”) are entitled to notice of and to attend, speak and vote, in person or by proxy, at the shareholder meetings or any adjournments thereof. Entitlement to attend, speak and vote at the shareholder meetings or any adjournments thereof, and the number of votes which may be cast, will be determined by reference to the share register of Weatherford-Ireland as of the Voting Record Time.

If you are a registered shareholder as of the Voting Record Time, you may attend the shareholder meetings in person, or appoint one or more proxies, by any of the means outlined on page II above (or as otherwise permitted by Irish law) to attend, speak and vote in your place at the shareholder meetings. A proxy holder need not be a registered shareholder. To be valid, proxies must be submitted and received by the Advance Voting Deadline. Further information is set forth in

  2 Weatherford International plc — 2026 Shareholder Meetings

this Proxy Statement in the section entitled “Meeting and Voting Information–Proxies; Multiple Proxy Cards” beginning at page 8, below. If proxies are not received by the Advance Voting Deadline, they may still be handed to the chairperson of the respective shareholder meeting before the start of the respective meeting, who will have discretion to admit them as valid.

If you hold your shares beneficially in “street name” through a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to instruct them how to vote such shares.

PARTICIPATION FROM IRELAND

In satisfaction of the requirements of Irish law, registered shareholders who wish to participate (attend and vote) in the shareholder meetings without leaving Ireland, if any, may do so by attending in person at the offices of Matheson LLP, located at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland, at the date and time of the respective meetings described herein, where electronic communications technology will be made available to participate in the shareholder meetings. The requirements for admission to the shareholder meetings, as set out in this Proxy Statement, below, also apply to attendance in person at the offices of Matheson LLP.

DISTRIBUTION OF PROXY MATERIALS

This Proxy Statement (including the formal notices of the Court Meeting and the AGM) and related proxy cards (one yellow for the Court Meeting and one blue for the AGM), together with our Annual Report on Form 10-K and our Irish Statutory Accounts (collectively, the “Proxy Materials”), are first being mailed on behalf of our Board beginning on or about April 21, 2026 to each registered shareholder in our share register as of the Voting Record Time set forth below, and are also being made available electronically on our website at www.weatherfordannualmeeting.com as of the same date. If you hold your shares beneficially in “street name” through a bank, broker or other nominee, you will generally not receive individual proxy cards or copies of Weatherford-Ireland’s Irish Statutory Accounts and instead will receive a voting instruction form and copies of any proxy materials requested by your intermediary. Any shareholder may also obtain a copy of these documents by contacting our U.S. Investor Relations Department at 2000 Saint James Place, Houston, Texas 77056, United States of America, or by telephone at +1 (713) 836-4000.

ANNUAL REPORT AND FINANCIAL STATEMENTS

During the AGM, Weatherford-Ireland’s Irish Statutory Accounts for the fiscal year ended December 31, 2025 will be laid before the meeting, along with related directors’ and auditor’s reports thereon, and Weatherford-Ireland’s management will present a review of Weatherford-Ireland’s affairs.

Weatherford International plc — 2026 Shareholder Meetings 3

MEETING AND VOTING INFORMATION

GENERAL

This Proxy Statement, which also constitutes the “scheme circular” required to be sent to shareholders under section 452 of the Companies Act, is being furnished to the holders of Weatherford-Ireland ordinary shares (“Weatherford-Ireland shareholders” or “shareholders”) in connection with the solicitation of proxies on behalf of the Board to be voted at the Court Meeting and the AGM to be held on June 11, 2026, and any adjournments thereof, at the times and place and for the purposes set forth in the accompanying notices of the Court Meeting and the AGM.

In this Proxy Statement, “Weatherford,” “the Company,” “we,” “us” and “our” refer to Weatherford-Ireland prior to the effectiveness of the Scheme of Arrangement, and to Weatherford-US after the Scheme of Arrangement is effective. References to “$” in this Proxy Statement are references to United States dollars. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Our principal executive offices are located at 2000 Saint James Place, Houston, Texas 77056, United States of America, and our telephone number is +1 (713) 836-4000.

AGENDA

Court Meeting

The Court Meeting is scheduled to commence at 8:00 a.m. (Central Time) / 2:00 p.m. (Irish Time), on June 11, 2026. At the Court Meeting, Weatherford-Ireland shareholders, voting as a class, will be asked to vote on the following:

•	Court Meeting Agenda Item: The Scheme of Arrangement Proposal.

Annual General Meeting

The AGM is scheduled to commence at 8:10 a.m. (Central Time) / 2:10 p.m. (Irish Time), on June 11, 2026 (or, if the Court Meeting has not concluded by that time, as soon as possible after the conclusion of the Court Meeting). At the AGM, Weatherford-Ireland shareholders will be asked to vote on the following:

Annual Business:

•	AGM Agenda Item 1: The Election of Directors Proposal

•	AGM Agenda Item 2: The Independent Auditors’ Ratification Proposal

•	AGM Agenda Item 3: The Advisory Executive Compensation Proposal

•	AGM Agenda Item 4: The Equity Incentive Plan Proposal

•	AGM Agenda Item 5: The Annual Share Issuance Authority Proposal

•	AGM Agenda Item 6: The Annual Preemption Rights’ Opt-Out Proposal

Scheme Related Business:

•	AGM Agenda Item 7: The Scheme Implementation Proposal

•	AGM Agenda Item 8: The Capital Reduction Proposal

•	AGM Agenda Item 9: The Weatherford-US Allotment Proposal

•	AGM Agenda Item 10: The Scheme Allotment and Application of Reserves Proposal

•	AGM Agenda Item 11: The Articles Amendment Proposal

At the AGM, the chairperson of the meeting may ask the holders of Weatherford-Ireland ordinary shares to approve AGM Agenda Item 12: The Adjournment Proposal.

  4 Weatherford International plc — 2026 Shareholder Meetings

The foregoing items, including the votes required in respect of each, are set forth and more fully described later in this Proxy Statement in the sections entitled “Overview of the AGM Proposals–Annual Business” (covering AGM Agenda Items 1 to 6), “Overview of the Redomestication Proposals” (covering the Scheme of Arrangement Proposal and AGM Agenda Items 7 to 12), and the corresponding agenda items for each respective meeting. The formal notices of the Court Meeting and the AGM are provided as attachments to this Proxy Statement as Annexes G and H, respectively, and should be read closely.

Approval of each of the Scheme of Arrangement Proposal, the Scheme Implementation Proposal, the Capital Reduction Proposal, the Weatherford-US Allotment Proposal, the Scheme Allotment and Application of Reserves Proposal, and the Articles Amendment Proposal (together, the “Conditional Proposals”) by our shareholders is a condition to the Scheme of Arrangement becoming effective, and the Scheme of Arrangement will not be implemented if any of the Conditional Proposals are not approved.

The Court Meeting is being convened in accordance with an order of the High Court of Ireland (the “Irish High Court”) dated April 20, 2026. If the Weatherford-Ireland shareholders approve each of the Conditional Proposals and the other conditions to the Scheme of Arrangement have been satisfied or (to the extent permitted) waived and we do not abandon the Scheme of Arrangement, we will proceed to seek the sanction of the Irish High Court in respect of the Scheme of Arrangement and the Irish High Court’s confirmation of the related capital reduction. Our Irish counsel has advised us that the Irish High Court is unlikely to sanction the Scheme of Arrangement until all conditions to the Scheme of Arrangement have been satisfied or (to the extent permitted) waived. Sanction of the Irish High Court must be obtained as a condition to the Scheme of Arrangement becoming effective. Subject to the Conditional Proposals being approved by the relevant majorities required by the Companies Act, we intend to apply to the Irish High Court as soon as reasonably practicable after the conclusion of the shareholder meetings for an order fixing the date and time for a hearing to sanction the Scheme of Arrangement and to confirm the related capital reduction (the “Sanction Hearing”). Interested parties may appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the sanctioning of the Scheme of Arrangement, and/or confirmation of the related capital reduction. Weatherford-Ireland will not object to the participation in the Sanction Hearing by any person who holds shares through a bank, broker or other nominee or by any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

The AGM is being convened by order of our Board. The AGM will be conducted in accordance with the Weatherford-Ireland Articles.

The Court Meeting will be conducted in accordance with the directions of the Irish High Court.

The Board has approved and unanimously recommends that you vote “FOR” each of the shareholder meeting proposals set forth in this Proxy Statement.

WHO CAN VOTE

Weatherford-Ireland shareholders as of the Voting Record Time are entitled to one vote per ordinary share held by each of them respectively at the Voting Record Time on all matters submitted to a vote of shareholders at the shareholder meetings, so long as those shares are represented at the shareholder meetings in person or by proxy. See “—How to Vote” below for more information.

Entitlement to attend, speak and vote at the shareholder meetings or any adjournments thereof, and the number of votes which may be cast, will be determined by reference to the register of members of Weatherford-Ireland as of the Voting Record Time. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the share register of Weatherford-Ireland in respect of the joint holding.

HOW TO VOTE

If you are a registered shareholder as of the Voting Record Time, you may attend the shareholder meetings in person, or appoint one or more proxies, to attend, speak and vote in your place at the shareholder meetings.

To ensure your representation at the shareholder meetings, we request that you grant your proxy to vote on each of the proposals in this Proxy Statement, and any other matters that may properly come before the AGM, to the persons named

Weatherford International plc — 2026 Shareholder Meetings 5

in the proxy cards, by voting in one of the ways described on page II, above, no later than the Advance Voting Deadline, below, whether or not you plan to attend the shareholder meetings.

Advance Voting Deadline: 11:59 p.m. (Eastern Time) on June 10, 2026.

To be valid, proxies must be submitted and received by the Advance Voting Deadline. Further information is set forth in this Proxy Statement in the section entitled “—Proxies; Multiple Proxy Cards” beginning at page 8, below. If proxies are not received by the Advance Voting Deadline, they may still be handed to the chairperson of the respective shareholder meeting before the start of the respective meeting, who will have discretion to admit them as valid.

Most of our shareholders hold their shares in “street name” through a brokerage account and therefore are not listed on our share register. Shareholders who hold their shares beneficially in “street name” through a bank, broker or other nominee must vote their shares in the manner prescribed by their bank, broker or other nominee. These instructions are typically provided by the applicable intermediary to such shareholders by means of a “voter instruction form.” Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your Weatherford-Ireland shares, so you should read carefully the materials provided to you by any of them.

Shareholders who hold their shares in “street name” and wish to vote in person at the shareholder meetings must obtain a valid proxy from the registered shareholder that holds their shares. This may be administratively difficult, so shareholders holding in “street name” are encouraged to submit their voting instructions to their bank, broker or other nominee, who in turn will vote in accordance with the instructions provided to them.

QUORUM AND VOTING

Quorum

One or more registered shareholders, present in person or by proxy, having the right to attend and vote at the shareholder meetings and together holding shares representing a majority of the votes that may be cast by all registered shareholders at the respective meetings will constitute a quorum for the purposes of each of the shareholder meetings. As of the Voting Record Time, there were 71,933,662 ordinary shares issued and entitled to vote. Abstentions and “broker non-votes” are counted as shares represented for the purposes of determining a quorum. A “broker non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares.

The Court Meeting

Approval of the Scheme of Arrangement Proposal will be decided by a special majority resolution, which, in order to pass, requires the approval of a majority in number of registered shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Court Meeting), representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all registered shareholders so present and voting (in person or by proxy).

For the purpose of calculating the “majority-of-holders” requirement for the approval of the Scheme of Arrangement Proposal, each registered shareholder, voting in person or by proxy, will be counted as a single shareholder, regardless of the number of Weatherford-Ireland ordinary shares voted by that shareholder. Only Weatherford-Ireland shareholders whose names are recorded on Weatherford-Ireland’s share register will be counted for purposes of the “majority-of-holders” requirement. As such, where shares are held through the Depository Trust Company (“DTC”) (including ordinary shares held beneficially in “street name” by banks, brokers or other nominees) or by other nominees on behalf of beneficial owners, and DTC or any such other nominee is listed as the registered holder of such shares on Weatherford-Ireland’s share register, the Irish High Court will not “look through” the relevant nominee to determine how the underlying beneficial owners of shares instructed those shares to be voted. Accordingly, DTC and any other nominee holder of ordinary shares which is a registered shareholder will each be counted as one shareholder for the purpose of calculating the “majority-of-holders” requirement. If a registered shareholder (including DTC or other nominee holder of ordinary shares) elects, or is directed, to vote a portion of such registered shareholder’s ordinary shares “FOR” the Scheme of Arrangement Proposal, and a portion “AGAINST” the Scheme of Arrangement Proposal, then that registered shareholder will be counted as one shareholder voting “FOR” the Scheme of Arrangement Proposal and as one shareholder voting “AGAINST” the Scheme of Arrangement Proposal, thereby effectively cancelling out that registered shareholder’s vote for the purposes of the “majority-of-holders” calculation (but not for purposes of the 75% or more of votes calculation).

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The AGM

Approval of AGM Agenda Items 1, 2, 3, 4, 5, 7, 10, and 12 will be decided by an “ordinary resolution,” which, in order to pass, requires a simple majority of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal. Approval of AGM Agenda Items 6, 8, 9, and 11 will be decided by a “special resolution” which, in order to pass, requires the affirmative vote of at least 75% of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal. Generally, abstentions and broker “non-votes” will not affect the voting results for any of the proposals under Irish law or the rules of the Nasdaq Global Select Market (“Nasdaq”).

The election of each director nominee will be considered and voted upon as a separate proposal. There is no cumulative voting in the election of directors. Pursuant to the Weatherford-Ireland Articles, any nominee for election to the Board who is then serving as a director and who receives a greater number of “against” votes than “for” votes shall promptly tender his or her resignation following certification of the vote. The Board shall then consider the resignation offer and decide whether to accept or reject the resignation, or whether other action should be taken; provided, however, that any director whose resignation is under consideration shall not participate in the consideration of whether to accept, reject or take other action with respect to his or her resignation. The Board has the ability to fill a vacancy upon the recommendation of its Nominating and Governance Committee, subject to re-election by the Company’s shareholders at the next annual general meeting of the Company.

Summary of Voting Requirements

The chart below summarizes the voting requirements and effects of broker non-votes and abstentions on the outcome of the vote for the proposals at the shareholder meetings.

Agenda Item		Required Approval	Broker Non-Votes	Abstentions
COURT MEETING:
	The Scheme of Arrangement Proposal	Majority in number of the registered shareholders in attendance representing 75% of votes cast	No effect	No effect
AGM:
1.	The Election of Directors Proposal	Majority of votes cast for each nominee	No effect	No effect
2.	The Independent Auditors’ Ratification Proposal	Majority of votes cast	N/A	No effect
3.	The Advisory Executive Compensation Proposal	Majority of votes cast	No effect	No effect
4.	The Equity Incentive Plan Proposal	Majority of votes cast	No effect	No effect
5.	The Annual Share Issuance Authority Proposal	Majority of votes cast	No effect	No effect
6.	The Annual Preemption Rights’ Opt-out Proposal	75% of votes cast	No effect	No effect
7.	The Scheme Implementation Proposal	Majority of votes cast	No effect	No effect
8.	The Capital Reduction Proposal	75% of votes cast	No effect	No effect
9.	The Weatherford-US Allotment Proposal	75% of votes cast	No effect	No effect
10.	The Scheme Allotment and Application of Reserves Proposal	Majority of votes cast	No effect	No effect
11.	The Articles Amendment Proposal	75% of votes cast	No effect	No effect
12.	The Adjournment Proposal	Majority of votes cast	No effect	No effect

Approval of each of the AGM Agenda Items 7 through 11 is a condition to the Scheme of Arrangement becoming effective.

Under stock exchange rules, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising

Weatherford International plc — 2026 Shareholder Meetings 7

their voting discretion with respect to proposals for “non-routine” matters. Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. With the exception of the Independent Auditors’ Ratification Proposal, we believe that none of the proposals set forth in this Proxy Statement would generally be considered routine proposals. If you are a beneficial owner of Weatherford-Ireland ordinary shares and you do not instruct your bank, broker or other nominee on how to vote your Weatherford-Ireland ordinary shares prior to the shareholder meetings, your bank, broker or nominee, or the depository through which your bank, broker or other nominee holds your shares, will not be able to vote your Weatherford-Ireland ordinary shares at the shareholder meetings or affect the outcome of the vote on any non-routine proposals. Accordingly, we urge you to direct your bank, broker or nominee on how to vote your shares on all the meeting proposals to ensure that your vote is counted on all proposals.

The Board has approved and unanimously recommends that you vote “FOR” each of the shareholder meeting proposals set forth in this Proxy Statement.

Intentions of Directors and Executive Officers

Our directors and executive officers have indicated that they intend to vote their shares “FOR” each of the meeting proposals set forth in this Proxy Statement. At the Voting Record Time, our directors and executive officers and their affiliates beneficially owned 1,438,286, or approximately 2.00%, of the outstanding Weatherford-Ireland ordinary shares.

MEETING ATTENDANCE

If you wish to attend the shareholder meetings in person, you will need to bring proof of identification along with proof of your share ownership as of the Voting Record Time.

If your shares are held beneficially in “street name” through a bank, broker or other nominee, you may bring a bank or brokerage account statement, or similar letter from your bank, broker or other nominee, as your proof of ownership of shares as of the Voting Record Time. However, you may not vote your Weatherford-Ireland ordinary shares in person at the shareholder meetings unless you also obtain a valid instrument of proxy from the bank, broker or nominee that holds your Weatherford-Ireland ordinary shares.

In satisfaction of the requirements of Irish law, registered shareholders who wish to participate (attend and vote) in the shareholder meetings without leaving Ireland, if any, may do so by attending in person at the offices of Matheson LLP, located at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland, at the date and time of the respective meetings described herein, where electronic communications technology will be made available to participate in the shareholder meetings. The requirements for admission to the shareholder meetings, as set out above, also apply to attendance in person at the offices of Matheson LLP.

PROXIES; MULTIPLE PROXY CARDS

Enclosed with this Proxy Statement are two separate proxy cards — one for each shareholder meeting. The proxy card for you to grant your proxy with respect to the first meeting (the Court Meeting) is YELLOW. The proxy card for you to grant your proxy with respect to the second meeting (the AGM) is BLUE. Your completion of one proxy card is not sufficient to grant your proxy to vote at the other shareholder meeting. To grant your proxy for both shareholder meetings, you must complete, sign, date and return to us both the yellow and blue proxy cards together with any power of attorney or other authority under which they are executed (or a duly certified copy of any such power or authority), or properly appoint your proxy by telephone or via the internet as to both shareholder meetings.

If you receive multiple proxy cards of the same color for the same meeting, this indicates that your shares are held in more than one account, such as two brokerage accounts, or are registered in different names. You should complete and return each of the proxy cards to ensure that all of your shares are voted.

Your proxy is being solicited by our Board in favor of Scott Weatherholt, Beth Ann Dranguet and Cristina Waber (the “Proxy Holders”), for use at the shareholder meetings. If you wish to appoint another person (other than the Proxy Holders) as your proxy, you can specify such details when appointing your proxy in the blank space provided on the proxy cards.

We request that you grant your proxy to the Proxy Holders to vote on each of the proposals in the notices and any other matters that may properly come before the shareholder meetings by any of the means outlined on page ii, above (or as otherwise permitted by Irish law), whether or not you plan to attend either or both of the shareholder meetings. If submitting by mail, this involves completing, signing, dating and returning both proxy cards (yellow and blue) together with

  8 Weatherford International plc — 2026 Shareholder Meetings

any power of attorney or other authority under which they are executed (or a duly certified copy of any such power or authority) in accordance with the instructions thereon, using the enclosed pre-paid envelope (or otherwise), to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for receipt on our behalf by no later than the Advance Voting Deadline. You may also submit a proxy or proxies by calling the toll-free telephone number +1-800-690-6903, or via the internet by accessing the website www.proxyvote.com. All proxies received will be forwarded to Weatherford-Ireland’s registered office electronically.

If proxies are not received by the Advance Voting Deadline, they may still be handed to the chairperson of the respective shareholder meeting before the start of the respective meeting, who will have discretion to admit them as valid.

To the extent necessary in order to ensure sufficient representation at the shareholder meetings, Weatherford-Ireland or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, via the internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy cards without delay.

If you are a registered shareholder and you properly complete and submit your proxy cards in a timely manner you will be legally designating the Proxy Holders (or, if you designate a different individual in such proxy card, that individual) to vote your shares in accordance with your instructions indicated on the respective proxy card. If you are a registered shareholder and properly complete and submit either of your proxy cards in a timely manner without appointing another person (other than the Proxy Holders) as your proxy and you do not indicate how your shares are to be voted, the Proxy Holders will vote as the Board recommends on each proposal, and if any other matters are properly brought up at the AGM, each of the Proxy Holders will have the authority to vote your shares in his or her discretion at the AGM. The Board currently does not know of any matters to be raised at the AGM other than the meeting proposals contained in this Proxy Statement.

If you do not wish to vote all of your Weatherford-Ireland ordinary shares in the same manner on any particular proposal(s) at the shareholder meetings, you may specify your vote by clearly hand-marking the proxy card or following the appropriate procedures if you are providing voting instructions by telephone or via the internet to indicate how you want to vote your Weatherford-Ireland ordinary shares.

You may abstain on any proposal by marking “ABSTAIN” with respect to the proposal on your proxy card, by telephone or via the internet or by following instructions from your bank, broker or other nominee. An abstention on any proposal has the effect of a vote not being cast with respect to the relevant shares in relation to that proposal. Although considered present for purposes of the relevant quorum requirement, such shares will not be considered when determining whether the proposal has received the required approval.

If you do not appoint a proxy and you do not vote at the shareholder meetings, your Weatherford-Ireland ordinary shares will not be considered when determining whether a proposal has received the required shareholder approval. Even if you do not appoint a proxy and you do not vote at the shareholder meetings, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the shareholder meetings in person or by proxy.

We may accept a proxy by any form of communication permitted by Irish law or as the Board may approve in accordance with the Weatherford-Ireland Articles.

REVOKING YOUR PROXY

If you are a registered shareholder, you may revoke your proxy by:

•

writing to the Corporate Secretary at 2000 Saint James Place, Houston, Texas 77056, United States of America, or at Weatherford-Ireland’s registered office, 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland, such that the revocation is received at least one hour prior to the commencement of the respective shareholder meeting;

•

handing a later-dated proxy to the chairperson of the respective shareholder meeting before the start of the respective meeting and the chairperson, in his or her discretion, admitting such proxy as valid;

•	submitting a later-dated proxy via mail, to the address specified in the Proxy Materials, for receipt by us no later than the Advance Voting Deadline;

•	voting at a later time, but prior to the Advance Voting Deadline, by telephone or via the internet; or

Weatherford International plc — 2026 Shareholder Meetings 9

•	attending the respective shareholder meeting in person (either in Houston, Texas or in Dublin, Ireland, as described above) and casting your vote during the respective shareholder meeting.

If you are not a registered holder, but you hold your shares through a bank, broker or other nominee, you must follow the instructions provided by your bank, broker or other nominee if you wish to change your instruction as to how they are to vote your shares, since attending either of the shareholder meetings alone may not have the effect of revoking any such previous instruction with respect to such meeting.

COST OF PROXY SOLICITATION

We have hired Okapi Partners to assist in the distribution of proxy materials and the solicitation of proxies for a fee estimated at $45,000, plus expenses. Proxies may be solicited on behalf of the Board by mail, and in person and by telephone. The Weatherford group of companies will bear the cost of soliciting proxies. We will also reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the persons for whom they hold Weatherford-Ireland ordinary shares.

ADJOURNMENT

The chairperson of the meeting may, with the consent of a majority of the votes cast by the shareholders present in person or by proxy at a meeting at which a quorum is present, adjourn all, or part, of the business to be considered at the AGM (including adjourning some or all of the AGM Agenda Items) to another date or until the meeting is reconvened. In the case of the Court Meeting, the chairperson thereof may, in accordance with the order of the Irish High Court convening it, adjourn such meeting in his or her absolute discretion.

VALIDITY

The chairperson of each of the shareholder meetings will determine all questions as to validity, form and eligibility, including time of receipt and acceptance of proxies. The chairperson’s determination will be final and binding, provided, however, that such determination is subject to any decision made by a court of competent jurisdiction upon a lawful challenge to his or her determination. The chairperson of the meeting has the right to waive any irregularities or conditions as to the manner of voting. The chairperson of the meeting may accept your proxy by any form of written or electronic communication of the proxy instrument so long as he or she is reasonably assured that the communication is authorized by you.

QUESTIONS

You may call our proxy solicitor, Okapi Partners. Banks and brokerage firms and all non-U.S. callers, please call: +1 (212) 297-0720. Shareholders and all others, please call toll-free: +1 (855) 208-8902, or e-mail info@okapipartners.com. You may also contact our U.S. Investor Relations Department at +1 (713) 836-4000 or email us at investor.relations@weatherford.com if you have any questions or need directions to be able to attend the meeting and vote in person.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT.

  10 Weatherford International plc — 2026 Shareholder Meetings

OVERVIEW OF AGM PROPOSALS – ANNUAL BUSINESS

In connection with our AGM, as we ordinarily do each year, the holders of Weatherford-Ireland ordinary shares are being asked: (i) by separate resolutions, to elect each of the six individuals named in this Proxy Statement as directors of the Company, in each case (unless his or her office is earlier vacated in accordance with the Weatherford-Ireland Articles), to serve for a one year term concluding at the later of (a) the 2027 AGM, and (b) subject to Article 155 of the Weatherford-Ireland Articles, until his or her successor is elected and qualified; (ii) to pass a resolution to ratify the appointment of KPMG LLP as our independent registered public accounting firm and auditor for the fiscal year ending December 31, 2026 and KPMG Chartered Accountants, Dublin as the Company’s statutory auditor under Irish law to hold office until the close of the 2027 AGM, and to authorize the Board, acting through the Audit Committee, to determine the auditors’ remuneration; (iii) to approve, on a nonbinding advisory basis, the compensation of our named executive officers; (iv) to pass a resolution to approve the amendment and restatement of our 2019 EIP; (v) to pass a resolution to renew the Board’s annual authority to issue shares under Irish law; and (vi) to pass a resolution to renew the Board’s annual power to opt-out of statutory pre-emption rights under Irish law, as further described in AGM Agenda Items 1 through 6.

None of the proposals described in AGM Agenda Items 1 through 6 (the Annual Business) are conditioned on the approval of the Redomestication (including the proposals described in AGM Agenda Items 7 through 11 (the Scheme Related Business)), and therefore will be implemented (if approved) even if any of the proposals in Agenda Items 7 through 11 are not approved by shareholders.

Weatherford International plc — 2026 Shareholder Meetings 11

AGM AGENDA ITEM 1 – THE ELECTION OF DIRECTORS PROPOSAL

The Board of Directors recommends that you vote “FOR” each nominee for re-election as a director.

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated the following six nominees to be elected as directors at the AGM: Steven Beringhause, Benjamin C. Duster, IV, Neal P. Goldman, Jacqueline C. Mutschler, Charles M. Sledge and Girishchandra K. Saligram.

Each director is an existing director who, in accordance with the Weatherford-Ireland Articles, shall retire from their position as a director at the AGM and be eligible for re-election.

All of the non-employee nominees for director (i.e., all of the nominees other than Mr. Saligram) are independent under Nasdaq rules and listing standards.

Each director elected will serve (unless his or her office is earlier vacated in accordance with the Weatherford-Ireland Articles) for a one-year term concluding at the later of (a) the 2027 AGM, and (b) subject to Article 155 of the Weatherford-Ireland Articles, until his or her successor is elected and qualified. All of our nominees have consented to serve as directors. Our Board has no reason to believe that any of the nominees will be unable to act as a director.

VOTE REQUIRED

The vote will be held by a separate ordinary resolution for each director nominee. A director nominee will be re-elected if approved by the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” each nominee for re-election as a director, in each case by separate ordinary resolution at the AGM.

RESOLUTIONS

“THAT, by separate ordinary resolutions, each of the six individuals listed below be elected as directors of the Company, in each case (unless his or her office is earlier vacated in accordance with the articles of association of the Company) (the “Articles”)), to serve for a one year term concluding at the later of (a) the next annual general meeting of the Company, and (b) subject to Article 155 of the Articles, until his or her successor is elected and qualified.

(i)	Steven Beringhause;
(ii)	Benjamin C. Duster, IV;
(iii)	Neal P. Goldman;
(iv)	Jacqueline C. Mutschler;
(v)	Charles M. Sledge; and
(vi)	Girishchandra K. Saligram.”

DIRECTORS’ SKILLS AND EXPERTISE

Our Board’s composition is carefully considered by the Nominating and Governance Committee to ensure a combination of viewpoints, backgrounds and experience — to bring together multiple complementary perspectives. The Board membership qualifications and nomination process can be found in our Corporate Governance Principles at www.weatherford.com by clicking on the “Investor Relations” page, then “Company Information,” then “Corporate Governance,” then “Corporate Documents,” then selecting “Corporate Governance Principles.”

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Our director nominees bring a range of skills and experience to our Board as outlined in the following table. In addition to the professional skills shown below, of equal importance is each director’s ethics and integrity. We believe each director embodies the highest degree of personal and professional standards.

The following table summarizes the key skills and attributes of each member of our Board that we believe are relevant to their Board and committee service.

Weatherford International plc — 2026 Shareholder Meetings 13

DIRECTOR NOMINEE BIOGRAPHIES

As set forth in our corporate governance principles, when evaluating our directors in consideration for re-election, “directors will be evaluated based on their history of attendance at Board and committee meetings as well as contributions and effectiveness at such meetings. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on the Board for an extended period of time.”

AGE: 60 DIRECTOR SINCE: July 2024 COMMITTEES: Compensation and Human Resources Safety, Environment and Sustainability OTHER PUBLIC COMPANY BOARDS: None

STEVEN BERINGHAUSE

Background

Steven Beringhause has extensive experience managing advanced technology for commercial applications and leading businesses due to his many years with Sensata Technologies, a spin-off of Texas Instruments, where he served as the Chief Technology Officer from 2015 through 2020. Mr. Beringhause held the role of Executive Vice President of Performance Sensing from 2013 through 2017, leading Sensata’s largest business unit. He joined Sensata’s predecessor company, Texas Instruments, in 1988, and held a series of positions of increasing responsibility and oversight in the engineering function, where he helped shift the company’s focus to a new range of safety sensors for automotive and commercial vehicle applications. He previously served as a director of Meritor Inc. from December 2019 through its acquisition by Cummins Inc. in 2022.

Mr. Beringhause adds significant experience in global technology to the Board, as well as a deep background in executive leadership and operational management. Mr. Beringhause also brings to the Board extensive experience leading business transformation and growth, including scaling new businesses, integrating technology into core strategy, and institutionalizing operational discipline.

Education

Massachusetts Institute of Technology, Master of Science and a Bachelor of Science in mechanical engineering

AGE: 65 DIRECTOR SINCE: June 2020 COMMITTEES: Audit Compensation and Human Resources (Chair) Nominating and Governance OTHER PUBLIC COMPANY BOARDS: Expand Energy

BENJAMIN C. DUSTER, IV

Background

Benjamin C. Duster, IV is the Founder and CEO of Cormorant IV Corporation, LLC, a consulting firm specializing in operational turnarounds and organizational transformations (founded in 2014). He is a 30-year veteran of Wall Street with extensive experience in M&A and Strategic Advisory Services in both developed and emerging markets. Mr. Duster currently serves on the board of directors of Expand Energy Corporation (formerly Chesapeake Energy), where he serves on the audit and compensation committees. Mr. Duster previously served on the board of directors of Diamond Offshore Drilling Inc. and Alaska Communications Systems Group, Inc. Mr. Duster also serves as CEO of Mobile Technologies Inc., a global retail security, smart locks and technology support services company.

Mr. Duster’s background as a transformative leader, combined with his depth of experience in finance, corporate governance and M&A, provide necessary insight to our Board. Mr. Duster also brings significant public company board leadership experience, including overseeing financial controls, instilling capital discipline, and enhancing corporate governance at public companies following periods of strategic and operational transformation.

Education

Yale University, BA in Economics (Applied Math minor) with Honors

Harvard Law School, Juris Doctorate

Harvard Business School, MBA

  14 Weatherford International plc — 2026 Shareholder Meetings

AGE: 56

DIRECTOR SINCE:

December 2019

COMMITTEES:

Audit (Vice Chair)

Compensation and Human

Resources

Nominating and

Governance (Chair)

OTHER PUBLIC

COMPANY BOARDS:

Talos Energy Inc.

TPI Composites, Inc.

FAT Brands Inc.

NEAL P. GOLDMAN

Background

Neal P. Goldman has over 25 years of experience in investing and working with companies to maximize shareholder value. Since 2013, he has been the Managing Member of SAGE Capital Investments, LLC, a consulting firm specializing in independent board of director services, restructuring, strategic planning and transformations for companies in multiple industries including energy, technology, media, retail, gaming and industrials. Prior to 2013, he was a Managing Director at Och-Ziff Capital Management, LP and a Founding Partner of Brigade Capital Management, LLC, which he helped build to over $12 billion in assets under management. Mr. Goldman currently serves as Chairman of the Board of Talos Energy Inc., where he chairs the nominating and governance committee and is a member of the audit committee. He is also a member of the TPI Composites, Inc. and FAT Brands Inc. boards of directors. He previously served on the boards of directors of iRobot Corporation, Diamond Offshore Drilling, Inc., KL Discovery Inc., ModivCare Inc., Core Scientific, Inc., Mallinckrodt plc, Redbox Entertainment Inc. and Ultra Petroleum.

Mr. Goldman’s extensive public company board experience and deep background in strategic planning, financial management and corporate turnaround consulting across multiple industries adds an important perspective to the Board. Through his service on the boards of companies at various stages of the business life cycle, Mr. Goldman also possesses significant experience in overseeing strategy, financial performance and corporate governance.

Education

University of Michigan, BA

University of Illinois, MBA

AGE: 64

DIRECTOR SINCE:

December 2019

COMMITTEES:

Compensation and Human

Resources

Nominating and

Governance

Safety, Environment and

Sustainability (Chair)

OTHER PUBLIC

COMPANY BOARDS:

Antero Resources Corporation

JACQUELINE C. MUTSCHLER

Background

Jacqueline C. Mutschler has over 30 years of business and technology experience in the energy industry. She held a range of strategic, operational and technology roles at BP plc that spanned its international businesses. Her most recent appointment at BP was the SVP of Upstream Technology. Since her retirement from BP in 2014, she has provided independent consulting for the energy and technology industries. Ms. Mutschler has been a member of the Antero Resources Corporation board of directors since 2020, where she currently serves on the compensation, audit, nominating and corporate governance, conflicts, and environmental and safety committees.

Ms. Mutschler brings extensive executive leadership, operational experience and corporate governance skills to the Board. Her experience in commercial management and application of research and development, as well as her deep knowledge of the oil and gas industry, provide valuable insight to the Board.

Education

Wright State University, B.S., Geology/Geophysics

Stanford University, Executive Education Program

Massachusetts Institute of Technology, Executive Education Program

Weatherford International plc — 2026 Shareholder Meetings 15

AGE: 60

DIRECTOR SINCE:

December 2019

COMMITTEES:

Chairperson of the Board

Audit (Chair)

Safety, Environment and

Sustainability

OTHER PUBLIC

COMPANY BOARDS:

Noble Corporation plc

Talos Energy Inc.

New Fortress Energy Inc.

CHARLES M. SLEDGE

Background

Charles M. Sledge previously served as the CFO of Cameron International Corporation, an oilfield services company, from 2008 until its sale to Schlumberger Limited in 2016. Prior to that, he served as the Corporate Controller of Cameron International Corporation from 2001 until 2008. He currently serves as the Non-Executive Chairman of the board of directors of Noble Corporation plc, where he serves on the audit, nominating and governance and compensation committees. He also serves as a member of the board of directors for Talos Energy Inc., where he chairs the compensation committee and is a member of the nominating committee. He is also a member of the board of directors of New Fortress Energy, Inc., where he serves on the compensation committee. He previously served on the board of directors of Vine Energy, Inc. (which was acquired by Chesapeake Energy Corporation).

Mr. Sledge’s extensive knowledge of the energy business combined with his financial expertise provide necessary insight to our Board, and Mr. Sledge’s extensive experience on public and private boards of directors where he has overseen financial controls, instilled capital discipline, and enhanced corporate governance allow him to provide strong leadership for our Board.

Education

Louisiana State University, B.S. in Accounting

Harvard Business School, Advanced Management Program

AGE: 54 DIRECTOR SINCE: October 2020 COMMITTEES: Safety, Environment and Sustainability OTHER PUBLIC COMPANY BOARDS: None

GIRISHCHANDRA K. SALIGRAM

Background

Girishchandra K. Saligram joined Weatherford as our President and CEO in October 2020. Before joining Weatherford, Mr. Saligram served Exterran Corporation, a global systems and process company offering solutions in the oil, gas, water and power markets, as Chief Operating Officer and previously as President, Global Services after joining the company in 2016. Prior to Exterran Corporation, Mr. Saligram spent 20 years with GE in positions of increasing responsibility as a functional and business leader in industry sectors across the globe, including his last position as General Manager, Downstream Products & Services for GE Oil & Gas. Prior to that, Mr. Saligram led the GE Oil & Gas Contractual Services business based in Florence, Italy. Before his eight years in the oil and gas sector, Mr. Saligram spent 12 years with GE Healthcare in engineering, services, operations, and other commercial roles.

Education

Bangalore University, B.E, Computer Science & Engineering

Virginia Polytechnic Institute and State University, M.S., Computer Science

Northwestern University, Kellogg Graduate School of Management, M.B.A.

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OUR BOARD AND OUR BOARD COMMITTEES

The Board directs and oversees the management of the business and affairs of the Company and serves as the ultimate decision-making body of the Company, except for those matters reserved to our shareholders. The Board oversees the Weatherford management team, to whom it has delegated responsibility for the Company’s day-to-day operations. While the Board’s oversight role is very broad and may concentrate on different areas from time to time, its primary areas of focus are strategy, oversight, governance and compliance, as well as assessing management and making changes as circumstances warrant. In many of these areas, significant responsibilities are delegated to the Board’s Committees, which in turn are responsible for reporting to the Board on their activities and actions. Our Board has established the following standing committees: Audit; Compensation and Human Resources; Nominating and Governance; and Safety, Environment and Sustainability, all of which are further described below. The members of each Committee listed below are as of the date of this proxy.

Weatherford International plc — 2026 Shareholder Meetings 17

AUDIT COMMITTEE	COMPENSATION AND HUMAN RESOURCES COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE	SAFETY, ENVIRONMENT AND SUSTAINABILITY COMMITTEE

Primary Responsibilities:

•

Overseeing the integrity of our financial reporting process and systems of internal accounting and financial controls;

•

Reviewing our financial statements;

•

Overseeing our compliance with legal and regulatory requirements;

•

Overseeing cybersecurity;

•

Authorizing and being responsible for the appointment, compensation, retention, and oversight of our independent auditor;

•

Overseeing our independent auditor’s qualifications and independence; and

•

Overseeing the performance of our internal assurance function, including internal audits and investigations, and our independent auditor.

Primary Responsibilities:

•

Monitoring and reviewing the Company’s overall compensation and benefits program design to ensure the program discourages excessive risk taking;

•

Assessing the compensation program’s continued competitiveness and consistency with compensation philosophy, corporate strategy and objectives;

•

Reviewing and approving corporate goals and objectives;

•

Reviewing, with the CEO, and approving each component of compensation of our executive officers;

•

Selecting appropriate peer groups;

•

Making decisions regarding severance, executive compensation plans, incentive compensation plans and equity-based plans and administering such plans; and

•

Reviewing and making recommendations to the Board with respect to the compensation of our independent, non-employee directors.

•

Succession planning for the Company’s CEO and reviewing CEO’s succession planning for other executive officers.

Primary Responsibilities:

•

Identifying individuals qualified to serve as Board members;

•

Recommending director nominees for each AGM, to fill any vacancies, and recommending directors for each committee;

•

Reviewing and recommending changes to the Company’s Corporate Governance Principles for Board approval;

•

Overseeing the Board in its annual review of the Board’s and management’s performance;

•

Reviewing and recommending responses to shareholder proposals (other than those related to compensation) to the Board;

•

Reviewing and providing guidance to management and the Board regarding shareholder engagement; and

Primary Responsibilities:

•

Reviewing the Company’s policies relating to health, safety, security, environmental (“HSSE”) stewardship, and corporate responsibility, including sustainability, socially responsible engagement, security and ethics, and overseeing adherence and enforcement of these policies and related programs;

•

Overseeing the Company’s initiatives to promote safety awareness among all employees;

•

Reviewing strategy and resources of the Company’s HSSE organization and approving the annual HSSE plan, including related processes;

•

Reviewing periodic updates on significant health, safety, security, environmental sustainable-development and social and public policy issues;

•

Reviewing findings related to any significant HSSE incident and making periodic facility visits;

•

Ensuring annual preparation and review of a sustainability report; and

•

Assisting the Board with oversight of the Company’s risk-management and security processes in relation to HSSE.

Meetings in 2025: 8	Meetings in 2025: 8	Meetings in 2025: 5	Meetings in 2025: 4

Board Meetings: During 2025, the Board met 11 times; all of the directors of the Company participated in at least 75% of all of the Board and their respective Committee meetings conducted during their respective tenures. It is our policy that directors are expected to attend each annual general meeting. All of our directors then in office attended the 2025 annual general meeting.

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ADDITIONAL BOARD INFORMATION

Committee Charters: The charter for each Committee of our Board is available on our website at www.weatherford.com, by clicking on “Investor Relations,” then “Company Information,” then “Corporate Governance,” then “Corporate Documents,” then the name of the applicable Committee charter.

Independence: Each Committee of our Board other than the Safety, Environment and Sustainability Committee, is composed entirely of independent directors.

Committee Member Qualifications: The Board has determined that each member of the Audit Committee is “financially literate” pursuant to the listing standards of Nasdaq and that Messrs. Sledge and Goldman are each an “audit committee financial expert,” as defined by applicable SEC rules and meet the applicable standards required pursuant to the Companies Act, due to each of their individual extensive financial experience.

Weatherford International plc — 2026 Shareholder Meetings 19

CORPORATE GOVERNANCE MATTERS
Our Board believes sound corporate governance processes and practices, as well as high ethical standards, are critical to achieving business success. We embrace leading governance practices and also conduct ongoing reviews of our governance framework to reflect shareholder input and changing circumstances. Below are highlights of our corporate governance practices and principles.

HIGHLIGHTS

Director Independence	✓	Five of our six directors are independent.

Chairperson of the Board	✓
We have an independent Chairperson of the Board who, among other items:

•
reviews Board meeting schedules and agendas to assure there is an adequate number of scheduled meetings and that sufficient time for discussion of all agenda items and all topics deemed important by the independent directors are included;

•
presides at all meetings of the Board, including executive sessions, and can call for executive sessions of the Board’s independent directors, if and when deemed appropriate;

•
leads the Board’s annual evaluation of the CEO;

•
monitors and collaborates with management regarding corporate governance matters; and

•
is available for communication with shareholders, in coordination with management, when appropriate.

Committee Structure	✓	Our Committees, other than the Safety, Environment and Sustainability Committee, are composed entirely of independent directors.

	✓	On an annual basis, the Nominating and Governance Committee evaluates and recommends Committee Chairs to the Board and assesses the appropriateness of any Chair or Committee rotations.

Executive Sessions	✓	Independent directors meet regularly in executive session, including at all regularly scheduled Board meetings; independent directors also meet in executive session at Committee meetings, as required.

Annual Voting	✓	Each member of our Board is elected annually with a majority voting standard for uncontested elections.

Annual Board and Committee Self Evaluation	✓	The Board and each Committee conduct annual self-evaluations.

Share Ownership Guidelines	✓
Subject to a five-year transition period, our directors are required to own at least eight times their annual cash retainers; our CEO is required to own at least ten times his annual base salary; and our other Section 16 Officers are required to own five times their annual base salaries.

Risk Oversight	✓
Our entire Board is responsible for risk management of the Company, and our Committees have particular oversight of certain key risks, including those that are identified in the Company’s enterprise risk management program.

Succession Planning	✓
CEO succession planning is reviewed and discussed at least annually; additionally, the CEO reports to the Board on at least an annual basis concerning management development and succession planning for all other key positions.

Code of Business Conduct	✓	We have a robust and comprehensive Code of Business Conduct that applies to all employees and directors.

20
 Weatherford International plc — 2026 Shareholder Meetings

No Hedging of Company Securities	✓	We prohibit directors, executives and certain other employees with access to inside information from engaging in hedging or derivative transactions involving our securities.

No Pledging of Company Securities	✓	We prohibit our directors and executives from pledging our securities.

Insider Trading Policy	✓	We maintain a robust insider trading policy that applies to the Company’s directors, executive officers and employees.
Additional information regarding Corporate Governance at Weatherford can be found on our website at www.weatherford.com on the “Investor Relations” page.

Weatherford International plc — 2026 Shareholder Meetings
21

RISK MANAGEMENT OVERSIGHT

Senior management is responsible for assessing and managing Company risk. This is done, in part, through the Company’s Enterprise Risk Management (“ERM”) program designed to identify and evaluate material risks, the potential impact of these risks on the enterprise, as well as steps to control and mitigate those risks. It is the responsibility of the Board to understand and oversee the Company’s ERM program. In order to maintain effective oversight, the Board has delegated to its standing Committees oversight of risks within their areas of responsibility and expertise as further described below.

Annually, the Company conducts a full enterprise risk assessment to re-evaluate critical risks and its ability to mitigate those risks. In addition, the Company’s ERM Committee, which is comprised of certain members of our cross-functional executive leadership team, meets periodically to evaluate risks to the organization as well as existing and planned activities to mitigate those risks. The ERM Committee members oversee management’s mitigation activities for each top tier risk and present quarterly on a rotational basis so that each top tier risk is presented at least once annually to the Board or its committees.

As part of its oversight function, the Audit Committee discusses and implements guidelines and policies concerning financial and compliance risk assessment and management, including the process by which major financial and compliance risk exposure is monitored and mitigated. The Audit Committee also has ultimate oversight over the cybersecurity of the organization. For more information, see Item 1.C “Cybersecurity” in our annual report on Form 10-K for the year ended December 31, 2025.

The Audit Committee works with members of management to assess and monitor risks facing the Company’s business and operations, as well as the effectiveness of the Company’s guidelines and policies for managing and assessing financial, compliance and cyber risk. The Audit Committee meets and discusses, as appropriate, issues regarding the Company’s risk management policies and procedures directly with those individuals responsible for day-to-day risk management in the Company’s assurance, compliance and information security departments. The Audit Committee has also established policies and procedures for the pre-approval of services provided by the independent registered public accounting firm as described in the “Audit Committee Pre-Approval Policy” section in this Proxy Statement. In addition, the Audit Committee has established procedures for the receipt, retention, investigation and treatment, on a confidential basis, of complaints received by the Company regarding its accounting, internal controls, Code of Business Conduct and other matters.

The Nominating and Governance Committee periodically provides oversight with respect to risks associated with our corporate governance policies and practices, including our Corporate Governance Principles. The Nominating and Governance Committee also oversees and reviews, on an annual basis, an evaluation of the Board and each of our Board Committees. The results of those evaluations are also considered as part of the Nominating and Governance Committee’s recommendations for Committee service and rotation, as appropriate.

The Compensation and Human Resources Committee considers risks related to the attraction and retention of talent. Additionally, the Compensation and Human Resources Committee reviews our compensation plans and practices to ensure they do not encourage excessive risk taking and, instead, encourage behaviors that support sustainable value creation. The Compensation and Human Resources Committee also monitors compliance with our Minimum Share Ownership Guidelines. See “Compensation Discussion and Analysis—Risk Analysis of our Compensation Programs” section in this Proxy Statement.

Our Safety, Environment and Sustainability Committee oversees the Company’s policies and practices to promote good stewardship, to encourage safety awareness, to monitor safety performance and to provide suggestions to management for the resolution of health, safety, environmental and sustainability concerns, all with a view towards reducing risks in those areas.

ESG AND THE ENERGY TRANSITION

We recognize our responsibility and opportunity to build a more sustainable world for future generations, and we will continue to innovate, evolve, and responsibly manage our environmental, social, and governance (“ESG”) priorities to ensure we play our part. By fully integrating sustainability into our business strategy and decision-making, we can create a sustainable future for our stakeholders, customers, employees, and planet.

We look forward to sharing our 2025 Sustainability Report later in the year. It will be available on our website at www.weatherford.com/sustainability. The report will detail our strategic approach to advancing ESG objectives and highlight our recent accomplishments.

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SUCCESSION PLANNING AND LEADERSHIP DEVELOPMENT

In addition to oversight of risk management, one of the priorities of our Board is to ensure that the Company has a long-term and evolving program for effective leadership development and succession. Our Board is committed to talent management and ensuring strong and effective leadership in the Company’s global management structure. Throughout the year, the Board is presented with high-potential leadership candidates and is regularly updated on key talent metrics, including recruiting, retention, and development programs. The CEO reports to the Board on an annual (or more frequent, as needed) basis concerning management development and succession planning for other key positions. In addition, the Compensation and Human Resources Committee conducts annual CEO succession planning.

MANDATORY RETIREMENT

In January 2025, we further enhanced our Corporate Governance Principles by adding a mandatory retirement policy. Our policy now requires that each non-employee director retire from the Board immediately prior to the annual general meeting of shareholders following the director’s 70th birthday; provided that the Board may determine, by unanimous vote, to nominate the director for another elected term based on a director’s particular contributions and expertise.

We believe this policy will allow for more frequent Board refreshment.

DIRECTOR INDEPENDENCE

The Board has affirmatively determined that each non-employee director satisfies the independence and non-employee director requirements under applicable rules of Nasdaq and the SEC. As contemplated by Nasdaq rules, the Board has adopted categorical standards to assist it in making independence determinations. These standards are available on our website at www.weatherford.com, by clicking on “Investor Relations,” then “Company Information,” then “Corporate Governance,” then “Corporate Documents,” then “Corporate Governance Principles.” However, in making independence determinations, the Board considers and reviews all relationships with each director, whether or not they fall within the categorical standards. None of the independent directors had relationships relevant to an independence determination that were outside the scope of the Board’s categorical standards.

RELATED PERSON TRANSACTIONS

In December 2023, the Board adopted a Related Party Transactions Policy to clarify the process and controls relating to proper reporting, approval and disclosure of transactions between us or any of our affiliates and our major shareholders, directors, executive officers and other employees. The Related Party Transactions Policy was reviewed and updated in December 2025. The Related Party Transactions Policy requires all potential related party transactions to be reported to the Company’s General Counsel, or to the Audit Committee Chair if the related party is the General Counsel. The General Counsel or the Audit Committee Chair, as applicable, determines if the proposed transaction warrants review and approval by the Audit Committee. The Audit Committee then reviews all relevant information available to it about the potential transaction and may approve the transaction if it is in the best interests of the Company and its shareholders. The Audit Committee may impose such conditions as it deems appropriate on the Company or the related party in connection with the approval of the potential related party transaction.

While the Audit Committee discussed potential related party transactions from time to time, no related party transactions were reviewed and approved by the Audit Committee in 2025.

INDEPENDENT CHAIRPERSON AND EXECUTIVE SESSIONS

The Board will periodically appoint a Chairperson of the Board (the “Chairperson”). Both independent and management directors, including the CEO, are eligible for appointment as the Chairperson. If the Chairperson is not an independent director, the Board considers it to be useful and appropriate to designate an independent director to serve in a lead capacity to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine. Currently, the Board has appointed Mr. Sledge, an independent director, to serve as Chairperson of the Board. Our President and CEO, Mr. Saligram, serves as a director.

Mr. Sledge, as Chairperson, oversees executive sessions, which provide the Board with the ability to independently evaluate management and openly discuss strategic and other business issues involving the Company, ensuring that the

Weatherford International plc — 2026 Shareholder Meetings 23

Company is upholding high standards of corporate governance. Executive sessions are held during and/or after all regularly scheduled Board and, if appropriate, Committee meetings, and at such additional times as may be needed. In 2025, executive sessions of the independent directors were held at the majority of Board meetings.

For information on how to communicate with our Chairperson and other directors, please see “—Communication with Directors” below.

DIRECTOR NOMINATIONS

In obtaining the names of possible director nominees, the Nominating and Governance Committee conducts its own inquiries and considers suggestions from other directors, management, shareholders and professional director search firms. The Nominating and Governance Committee’s process for evaluating nominees identified in unsolicited recommendations from shareholders is the same as its process for unsolicited recommendations from other sources.

The Nominating and Governance Committee will consider nominees recommended by shareholders who submit their recommendations in writing to: Chair, Nominating and Governance Committee, care of the Corporate Secretary, Weatherford International plc, 2000 Saint James Place, Houston, Texas 77056, United States of America. Recommendations received by the dates set forth below will be considered for inclusion in the slate of director nominees to be presented at the annual general meeting in the following year. Unsolicited recommendations must contain the name, address and telephone number of the potential nominee, a statement regarding the potential nominee’s background, experience, expertise and qualifications, a signed statement confirming his or her willingness and ability to serve as a director and abide by our corporate governance policies, his or her availability for a personal interview with the Nominating and Governance Committee and evidence that the person making the recommendation is a Weatherford shareholder.

The Nominating and Governance Committee believes that nominees should possess the highest personal and professional ethics, reputation, integrity and values and be committed to representing the long-term interests of our shareholders. Directors should have a record of accomplishment in their chosen professional field and demonstrate sound business judgment. Directors must be willing and able to devote sufficient time to carrying out their duties and responsibilities effectively, including attendance at and participation in Board and Committee meetings, and should be committed to serve on the Board for an extended period of time. The Nominating and Governance Committee will consider independence, viewpoints, backgrounds and experience in determining whether a candidate will be an appropriate fit with, and an asset to, the Board of Directors. When considering existing directors, the Nominating and Governance Committee evaluates their history of attendance at Board and Committee meetings as well as contributions and effectiveness at such meetings.

Shareholders who wish to have a nominee considered by our shareholders at the AGM, must comply with the deadlines and procedures set forth in our Weatherford-Ireland Articles. Please see “Proposals by Shareholders” in this Proxy Statement on page 147 for more information.

COMMUNICATION WITH DIRECTORS

Any shareholder or other interested party that desires to communicate with the Board or any of its specific members, including the Chairperson or the directors as a group, should send their communication to the Corporate Secretary, Weatherford International plc, 2000 Saint James Place, Houston, Texas 77056, United States of America. All such communications will be forwarded, as appropriate, to the members of the Board.

We welcome input from our institutional and individual shareholders, regardless of the number of shares owned. Shareholders may also direct their comments to our U.S. Investor Relations Department in writing at 2000 Saint James Place, Houston, Texas 77056, United States of America or Telephone +1 (713) 836-4000; by sending an e-mail to investor.relations@weatherford.com; or on the Company’s website at www.weatherford.com under “Investor Relations,” then “Shareholder Information,” then “Investor Contact.”

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DIRECTOR COMPENSATION

We use a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting independent director compensation, we consider the size of the Board, the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the level of knowledge and experience that we expect from each member of our Board. Our Compensation and Human Resources Committee is responsible for reviewing the compensation paid and granted to our independent directors and recommending any changes for approval by the Board.

Our Compensation and Human Resources Committee has retained Lyons, Benenson & Company Inc. (“LB&Co.”) as its independent compensation consultant to advise on non-employee director compensation matters. For 2025, following an analysis and comprehensive review of our non-employee director compensation program by LB&Co., on the recommendation of the Compensation and Human Resources Committee, the Board determined to leave the annual retainer and standing committee fee structure unchanged, except to alter the timing of the equity retainer to be awarded in March instead of January. To account for the delay, the Board made a one-time adjustment to the 2025 equity retainer to reflect compensation for 14 months instead of 12 months. Equity retainer awards in future years are expected to continue to be awarded in March and will reflect 12 months of service.

The compensation structure for our directors is shown below:

Cash Compensation

Position	Cash Retainer ($)
Non-Executive Chairman of the Board	145,000
Board Member	100,000
Additional Retainers
Audit Committee Chair	20,000
Compensation and Human Resources Committee Chair	15,000
Nominating and Governance Committee Chair	10,000
Safety, Environment and Sustainability Committee Chair	15,000
Audit Committee Member	10,000
Compensation and Human Resources Committee Member	7,500
Nominating and Governance Committee Member	5,000
Safety, Environment and Sustainability Committee Member	7,500

The above retainers are designed to cover up to 10 meetings per year for the Board or any of its regular standing committees, respectively. An additional fee of $1,500 per meeting is typically paid to each director for meetings exceeding that threshold.

Cash retainers are paid quarterly, in advance.

Equity Compensation

Position	2025 Target Value (12 Months) ($)	2025 Target Value (14 Months)(1) ($)
Non-Executive Chairman of the Board	321,200	374,733
Board Member	220,000	256,667
(1)

The 2025 equity retainer was awarded in March instead of January as in prior years. To account for the delay, the Board made a one time adjustment to the 2025 equity retainer to reflect compensation for 14 months instead of 12 months.

In 2025, the equity component of compensation was again structured as grants of restricted share units (“RSUs”) vesting on the first anniversary of the grant date with accelerated vesting in the event of death, disability, a change in control or a failure to be re-elected.

Weatherford International plc — 2026 Shareholder Meetings 25

NON-EMPLOYEE DIRECTORS’ COMPENSATION DEFERRAL PLAN

The Weatherford International plc Nonqualified Deferred Compensation Plan (the “DCP”), adopted by the Board on November 1, 2021, is a non-qualified deferred compensation plan that allows non-employee directors to defer receipt of all or a portion of shares issued in respect of equity-based compensation to a future date. Each year a participant may elect to defer receipt of such compensation awarded that year for a minimum of three years and a maximum of five years. None of our non-employee directors elected to defer any equity-based compensation under the DCP in 2025.

Participants will be fully vested at all times in their deferred equity-based compensation and any dividend equivalents made with respect thereto. The deferred compensation will be paid either (a) in a number of shares equal to the number of deferred RSUs, or (b) in (i) an amount in cash equal to the fair market value of the deferred RSUs multiplied by the then-effective highest marginal federal income tax rate, and (ii) a number of shares equal to any remaining RSUs subject to the applicable deferral election. Such payment will occur on the earliest of the distribution date specified in the participant’s deferral election, the participant’s separation from service, death or disability, or a change in control. In addition, payments may be accelerated upon occurrence of certain acceleration events specified in the DCP, or in the event of an unforeseen emergency upon the participant’s request and with the approval of the Compensation and Human Resources Committee of the Board. All amounts shall be paid from the general assets of the Company and no separate fund shall be established to secure payment. The Company may, but need not, establish a rabbi trust to assist it in funding any DCP obligations.

2025 DIRECTOR COMPENSATION

The following table sets forth the compensation earned by each of our independent directors for the year ended December 31, 2025. Information about Mr. Saligram, who serves as a non-independent director and as our President and CEO, is listed in the 2025 Summary Compensation Table in this Proxy Statement.

Name	Fees Earned or Paid in Cash(1)	Share Awards(2)	All Other Compensation	Total
Charles M. Sledge	$174,000	$374,085	$—	$548,085
Steven Beringhause	$116,500	$256,198	$—	$372,698
Benjamin C. Duster, IV	$131,500	$256,198	$—	$387,698
Neal P. Goldman	$129,000	$256,198	$—	$385,198
Jacqueline Mutschler	$129,000	$256,198	$—	$385,198

(1)

Fees earned or paid in cash include $1,500 extra meeting fees for each director to reflect the one additional meeting held in 2025 in excess of 10 meetings contemplated in the annual retainer. See “Director Compensation—Cash Compensation” above for more information.

(2)

Each non-executive director other than Mr. Sledge was awarded 4,566 RSUs on March 7, 2025 at a grant date fair value of $56.11 per share, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) — Compensation — Stock-Based Compensation (Topic 718)(“FASB ASC Topic 718”). Mr. Sledge, as the non-executive Chairperson of the Board, was awarded 6,667 RSUs on March 7, 2025 at a grant date fair value of $56.11 per share. The Committee retains discretion under the 2019 EIP to settle a portion of the directors’ RSUs in cash, and has done so in the past in amounts reasonably designed to cover the directors’ estimated tax obligations associated with the vesting. On March 7, 2026, the cash settlement of a portion of the awards described in the table above resulted in a gain in value of $88,109 for Mr. Sledge, and $60,358 for Messrs. Beringhause, Duster and Goldman and Ms. Mutschler.

As of December 31, 2025, the aggregate outstanding number of unvested RSUs held by each non-employee director is set forth below.

Name	Aggregate Number of RSUs Awarded and Outstanding at December 31, 2025 (#)
Charles M. Sledge	6,667
Steven Beringhause	4,566
Benjamin C. Duster, IV	4,566
Neal P. Goldman	4,566
Jacqueline Mutschler	4,566

  26 Weatherford International plc — 2026 Shareholder Meetings

AGM AGENDA ITEM 2 – THE INDEPENDENT AUDITORS’ RATIFICATION PROPOSAL

The Board of Directors recommends that you vote “FOR” this proposal.

KPMG LLP and KPMG Chartered Accountants, Dublin (collectively, “KPMG”) served as the independent and Irish statutory auditors, respectively, for Weatherford for the year ended December 31, 2025. The Board, upon the recommendation of the Audit Committee, is asking our shareholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm and auditor for the year ending December 31, 2026 and KPMG Chartered Accountants, Dublin, as our statutory auditor under Irish law to hold office until the close of the 2027 AGM and to authorize the Board, acting through the Audit Committee, to determine the auditors’ remuneration. The selection of KPMG LLP as the independent registered public accounting firm for 2026 was approved by the Audit Committee and by the Board on February 27, 2026.

Representatives of KPMG will be present at the AGM to respond to any appropriate shareholder questions and will be given an opportunity to make a statement, if they so desire.

VOTE REQUIRED

The vote will be held by ordinary resolution. To pass, this proposal requires approval by the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Independent Auditors’ Ratification Proposal as an ordinary resolution at the AGM.

RESOLUTION

“THAT, the appointment of KPMG LLP as the Company’s independent registered public accounting firm and auditor for the year ending December 31, 2026 and KPMG Chartered Accountants, Dublin, as the Company’s statutory auditor under Irish law to hold office until the close of the next annual general meeting of the Company, be, and is hereby, ratified and the Company’s Board of Directors, acting through the Audit Committee, be authorized to determine the auditors’ remuneration.”

Weatherford International plc — 2026 Shareholder Meetings 27

KPMG FEES

The following table presents fees for professional audit services rendered by KPMG for the audit of the annual consolidated financial statements and statutory financial statements of Weatherford for the years ended December 31, 2025 and December 31, 2024 and fees billed for other services rendered by KPMG during those periods. All fees were approved by the Audit Committee pursuant to its pre-approval policy.

	2025	2024
Audit fees(1)	$5,775,800	$6,208,157
Audit-related fees(2)	$300,000	$165,000
Tax fees(3)	$520,563	$371,950
All other fees(4)	$10,410	$315,000
TOTAL	$6,606,773	$7,060,107

(1)

Audit fees consist of professional services rendered for the audit of Weatherford’s annual financial statements, the audit of the effectiveness of Weatherford’s internal controls over financial reporting and the reviews of Weatherford’s quarterly financial statements. This category also includes fees for issuance of comfort letters, consents, assistance with and review of documents filed with the SEC, statutory audit fees, work performed by tax professionals in connection with the audit and quarterly reviews and accounting consultations. Subsequent to filing the proxy statement for the 2025 annual general meeting, $289,618 of additional statutory audit fees related to the 2024 audits were incurred and have been included in the 2024 amounts presented above.

(2)	Audit-related fees include professional services rendered for ESG attestation reporting.
(3)	Tax fees consist of professional fees incurred for non-U.S. tax compliance, planning and U.S./non-U.S. tax-related consultation.
(4)

All other fees include fees for professional rendered services rendered for an agreed-upon procedures engagement in 2025 and a real-time system implementation assessment engagement and an ESG reporting readiness assessment engagement in 2024.

  28 Weatherford International plc — 2026 Shareholder Meetings

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee has established a pre-approval policy for all audit and non-audit services to be provided by our independent auditor. There are two types of pre-approval. “General” pre-approval is based on pre-determined types of services. “Specific” pre-approval is required for certain types of services or if a service is expected to exceed budgeted amounts. “Specific” pre-approval must be obtained through direct communications with the Audit Committee or the Chair of the Audit Committee, to whom the Audit Committee has delegated pre-approval authority. The Chair of the Audit Committee must report any pre-approved decisions to the Audit Committee at its next scheduled meeting. During 2025, all services performed by the independent auditor were subject to the pre-approval policy.

The Audit Committee has designated the Company’s Chief Accounting Officer to monitor and report on the performance of all services provided by our independent auditor and to determine whether such services are in compliance with the pre-approval policy. Accordingly, the Chief Accounting Officer periodically reports to the Audit Committee regarding the results of this monitoring.

Weatherford International plc — 2026 Shareholder Meetings 29

AUDIT COMMITTEE REPORT

April 21, 2026

The Audit Committee represents and assists the Board in providing independent, objective oversight of the Company’s accounting functions and internal control over financial reporting. The Audit Committee acts under a charter which is available on the Company’s website at www.weatherford.com under “Investor Relations,” then “Company Information,” then “Corporate Governance,” then “Corporate Documents,” then “Audit Committee Charter.” The Board has determined that each member of the Audit Committee satisfies the requirements of Nasdaq as to independence, financial literacy and expertise. In addition, each member of the Audit Committee qualifies as an independent director and possesses the requisite competence in accounting or auditing in satisfaction of the requirements for audit committees prescribed by the Companies Act.

Management is responsible for the Company’s financial statements and the reporting process, including the system of disclosure controls and procedures and internal control over financial reporting.

KPMG LLP, the Company’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our financial statements with accounting principles generally accepted in the U.S. and on the effectiveness of the Company’s internal control over financial reporting.

In discharging its oversight role, the Audit Committee has:

•	reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2025; and

•

discussed with KPMG LLP, the matters required by Auditing Standard 1301 relating to the conduct of the audit. The Audit Committee received from KPMG LLP the written disclosures required by the Public Company Accounting Oversight Board regarding KPMG LLP’s independence. The Audit Committee discussed with KPMG LLP its independence and reviewed other matters required to be considered under U.S. Securities and Exchange Commission rules regarding KPMG’s independence.

The Audit Committee and the Board believe that, due to KPMG LLP’s knowledge of the Company and the industry in which the Company operates, it is in the best interest of the Company and its shareholders to continue the retention of KPMG LLP to serve as the Company’s independent registered public accounting firm. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee recommends that the Board ask the shareholders to ratify the appointment of the independent registered public accounting firm at the AGM.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Annual Report on Form 10-K of the Company for the year ended December 31, 2025.

Charles M. Sledge (Chair)	Benjamin C. Duster, IV	Neal P. Goldman (Vice Chair)

  30 Weatherford International plc — 2026 Shareholder Meetings

AGM AGENDA ITEM 3 – THE ADVISORY EXECUTIVE COMPENSATION PROPOSAL

The Board of Directors recommends that you vote “FOR” this proposal.

We are asking our shareholders to approve, on a nonbinding advisory basis, the compensation of our named executive officers (“NEOs”) pursuant to Section 14A of the Exchange Act, as disclosed in this Proxy Statement. While this vote is not binding on our Company, the results of the vote on this proposal will be carefully considered by the Board and the Compensation and Human Resources Committee when making future executive compensation decisions. We conduct annual nonbinding advisory votes on our NEOs’ compensation. Following the vote at the AGM, we expect that the next nonbinding advisory vote on the compensation of our NEOs will take place at our 2027 AGM.

We urge you to carefully review the Compensation Discussion and Analysis, or “CD&A” section in this Proxy Statement, as well as the 2025 Summary Compensation Table, other compensation tables and related narrative discussion for more information regarding the compensation of our NEOs. As described in those sections, our compensation program is designed and administered to:

•	Attract, motivate, retain and reward the key executive and managerial talent needed for our Company to achieve its goals and objectives;

•

Reflect pay-for-performance through aligning the interests of our executives and shareholders by utilizing performance-based short-term cash and time- and performance-based long-term equity incentive compensation;

•	Promote long-term value creation and growth strategies; and

•	Ensure line-of-sight toward the key performance measures that are indicative of Company profitability and gains in shareholder value.

VOTE REQUIRED

The vote will be held by ordinary resolution. To pass, this proposal requires approval by the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

BOARD RECOMMENDATION

Our Board believes the information in this Proxy Statement demonstrates the successful design and implementation of a market competitive compensation program that aligns shareholders’ and management’s interests. Accordingly, the Board unanimously recommends that our shareholders vote “FOR” approval of the Advisory Executive Compensation Proposal as an ordinary resolution at the AGM.

RESOLUTION

“THAT, the shareholders of the Company approve, on a nonbinding advisory basis, the compensation of the Company’s named executive officers disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation section of the Company’s proxy statement dated April 21, 2026, which includes the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and other executive compensation tables and accompanying narrative discussion.”

Weatherford International plc — 2026 Shareholder Meetings 31

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

2025: Performance in a Softer Market Environment

2025 was a year defined by disciplined execution in a softer market environment. While global activity levels moderated and full-year revenue declined compared to 2024, Weatherford maintained solid profitability, generated meaningful free cash flow, strengthened its balance sheet, and continued returning capital to shareholders.

For the full year 2025, Weatherford generated:

•	Revenue of $4.9 billion;

•	Operating income of $756 million;

•	Net income of $431 million;

•	Adjusted EBITDA* of $1.07 billion (21.7% adjusted EBITDA margin*);

•	Adjusted free cash flow* of $466 million;

•	Debt refinancing through the issuance of $1.2 billion in aggregate principal amount of 6.75% Senior Notes due 2033 and the repayment of $1.36 billion in principal of our 8.625% Senior Notes due 2030;

•	Total shareholder returns of $173 million through dividends and share repurchases; and

•	In January 2026, the Board approved a 10% increase in the quarterly dividend, reflecting confidence in sustainable cash generation.

Although results were below 2024 peak levels, performance reflected disciplined cost management, strong collections, operational rigor, and responsible capital allocation in a more challenging cycle.

Linking 2025 Performance to Compensation Outcomes

The Compensation Committee designed the 2025 compensation framework to align executive compensation directly with measurable financial performance, operational execution, and individual accountability. Performance targets were established based on the Company’s operating plan and reflect expected market conditions.

Throughout 2025, revenue declined and margins moderated relative to 2024 highs. However, through disciplined cost control, productivity initiatives, and strong fourth-quarter execution, the Company generated $466 million in adjusted free cash flow* and maintained solid margin performance in a down-cycle environment. In addition, management secured strategic multi-year contracts, advanced key technology deployments, maintained collections discipline, and executed cost initiatives to mitigate market softness.

Ultimately, we believe the 2025 compensation outcomes described in this Compensation Discussion & Analysis appropriately reflect:

•	Revenue softness relative to 2024;

•	Resilient margin and cash generation performance;

•	Disciplined cost and capital allocation execution; and

•	Measured but solid operational and strategic progress.

Importantly, our compensation outcomes reflect performance relative to financial and operational targets, ensuring that payouts are directly aligned with actual results and shareholder outcomes while serving as an effective incentive for employees.

* Adjusted EBITDA, adjusted EBITDA margin and adjusted free cash flow are non-GAAP financial measures. Please refer to Annex A for more information about these measures, as well as a reconciliation of these non-GAAP financial measures to the most closely related GAAP financial measures.

  32 Weatherford International plc — 2026 Shareholder Meetings

Reinforcing Pay-for-Performance

Our 2025 compensation outcomes demonstrate that executive pay remains meaningfully aligned with Company performance and market conditions. Financial metrics, particularly adjusted EBITDA* and adjusted free cash flow,* represent the majority of our short-term incentive opportunity, reinforcing the importance of profitability, liquidity, and disciplined capital allocation to our compensation program.

Our short-term incentive framework ensures:

•	Incentives are based primarily on objective financial metrics;

•	Targets are established prospectively;

•	Payouts reflect actual performance against those targets;

•	Safety performance may reduce payouts where appropriate; and

•	Maximum payouts are capped.

The Compensation Committee remains committed to maintaining a rigorous, performance-based compensation program that aligns leadership rewards with sustainable shareholder value creation and operates consistently across market cycles.

Executive Leadership Actions

•	Mr. Anuj Dhruv joined the Company in Q2 2025 as Executive Vice President and Chief Financial Officer; and

•	Mr. Arun Mitra, former Executive Vice President and Chief Financial Officer, and Mr. Todd Glance, former Executive Vice President, Customer Delivery, departed the Company in Q2 2025.

Looking Ahead

As we enter 2026, Weatherford remains a more resilient, efficient, and technologically differentiated organization. While near-term market conditions are expected to remain measured, the Committee will continue to calibrate performance targets thoughtfully to reflect expected conditions while maintaining rigorous standards for achievement.

* Adjusted EBITDA, adjusted EBITDA margin and adjusted free cash flow are non-GAAP financial measures. Please refer to Annex A for more information about these measures, as well as a reconciliation of these non-GAAP financial measures to the most closely related GAAP financial measures.

Weatherford International plc — 2026 Shareholder Meetings 33

NAMED EXECUTIVE OFFICERS

This Compensation Discussion and Analysis (“CD&A”) describes the 2025 decisions made concerning the compensation of the Company’s NEOs listed in the table below. It also discusses our overall compensation philosophy and fundamental principles, our compensation planning and decision-making process, as well as our 2025 performance results and executive compensation outcomes.

Named Executive Officer	Position in 2025
Girishchandra K. Saligram	President, Chief Executive Officer & Director (“CEO”)
Anuj Dhruv(1)	Executive Vice President & Chief Financial Officer (“CFO”)
Scott C. Weatherholt	Executive Vice President, General Counsel & Chief Compliance Officer
Richard D. Ward	Executive Vice President, Global Field Operations
Desmond J. Mills	Senior Vice President & Chief Accounting Officer

Former Executive Officers
Arunava Mitra(2)	Former Executive Vice President & Chief Financial Officer
Todd Glance(3)	Former Executive Vice President of Customer Delivery

(1)	Mr. Dhruv joined the Company on April 21, 2025.
(2)	Mr. Mitra departed the Company on April 21, 2025.
(3)	Mr. Glance departed the Company on April 21, 2025.

COMPENSATION PROGRAM OVERVIEW

The Compensation and Human Resources Committee of our Board (for purposes of this CD&A, the “Committee”) oversees our compensation program and associated plans, policies and philosophy, all of which are designed to align with our strategic initiatives, maintain competitiveness and ensure compliance with legislative and listing requirements. The Committee annually reviews this philosophy with input from our independent compensation consultant LB&Co., and adjusts as needed.

Compensation Philosophy and Program Objectives

We have developed our compensation philosophy based on the overarching belief that compensation should:

•	Attract, motivate, retain and reward the key executive and managerial talent needed for our Company to achieve its goals and objectives;

•	Reflect pay-for-performance by aligning the interests of our executives and shareholders through the use of performance-based compensation;

•	Promote long-term value creation and growth strategies; and

•	Ensure line-of-sight toward the key performance measures that are indicative of Company profitability and gains in shareholder value.

We believe in transparency in executive compensation and have designed our program to be performance-driven, easy to understand and appropriately aligned with shareholders’ interests. To this end, we believe our program:

•	Reflects competitive market practices in both compensation plan design and compensation opportunities;

•	Emphasizes absolute and relative financial results through the combination of our short- and long-term incentive plans; and

•	Aligns with our strategic objectives on growth and relative performance.

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The following table outlines how we believe the major categories of our NEO compensation program align with our overall compensation philosophy:

Compensation Element	Description	Underlying Principles
Base Salary	• Fixed cash compensation that is predicated on responsibility, skills, experience and market alignment	• Attract and retain high caliber talent with a competitive level of stable compensation • Provide a solid foundation for a market competitive compensation package
Short-Term Incentive Plan	• Annual cash compensation award tied to the achievement of pre-determined short-term performance goals approved annually by the Committee

•

Reward achievement of corporate, business unit (where applicable), and individual NEO goals and contributions to the Company

•

Promote line-of-sight toward the Company’s real-time profitability

•

Motivate the achievement of quantitative performance goals

Long-Term Incentive Plan	• Equity awards granted to our NEOs in a combination of time-vested restricted share units (“RSUs”) and performance share units (“PSUs”)

•

Reward performance that drives long-term shareholder value creation and sustained results across industry cycles and market changes

•

Promote retention through an annual equity grant program with long-term vesting schedules

•

Align executive and shareholder interests

Pay Mix & Overall Compensation Structure

The primary elements of our executive compensation program are base salary, short-term incentive compensation (cash) and long-term incentive compensation (equity). Our compensation structure embodies our commitment to our pay-for-performance philosophy. A meaningful portion of our NEOs’ total compensation is linked to the achievement of predetermined quantitative performance goals through our 2025 Short-Term Annual Incentive Plan (“STI Plan”) and through PSUs issued under our Long-Term Incentive Plan (“LTI Plan”).

Weatherford International plc — 2026 Shareholder Meetings 35

The following graphics illustrate the mix between fixed pay (base salary) and variable pay (STI Plan and LTI Plan compensation) for our CEO and the average of our NEOs other than the CEO, in each case based on 2025 target compensation levels. Actual 2025 compensation, which is discussed later in this CD&A, varies based on actual performance. In 2025, 90.6% of our CEO’s target compensation, and, on average, 77.8% of our other NEOs’ target compensation, was “at risk,” or not guaranteed; and 9.4% and 22.2%, respectively, was fixed in the form of base salary.

Compensation Practices & Policies

The following table presents an overview of our compensation structure and the fundamental compensation practices and policies we do and do not follow, in accordance with best practice in compensation governance.

What We Do	What We Do Not Do
Pay-For-Performance — We align the interests of our executives and shareholders through the use of performance-based annual cash incentive compensation and performance-based long-term equity incentive compensation.	Automatic Salary Increases or Guaranteed Bonus Payments
Double-Trigger Change in Control — A “change in control” by itself is not sufficient to trigger payments, it must also be accompanied by a qualifying termination.	Income or Excise Tax Gross Ups
Clawback Policies — We have a comprehensive executive officer clawback policy regarding the recoupment of incentive-based compensation in the event of a financial restatement in accordance with applicable law and Nasdaq listing requirements. We also maintain the discretionary ability to clawback incentive-based compensation if an executive engages in “detrimental activity.”	Permit Pledging or Hedging of our Securities — We maintain robust anti-pledging and anti-hedging policies that prohibit any short sale activities by our NEOs and independent directors.
Share Ownership Guidelines — We maintain rigorous and competitive share ownership guidelines for directors and executive officers, including the requirement that our CEO accumulate a holding of 10 times his base salary; that our other NEOs accumulate 5 times their base salaries; and that our independent directors accumulate 8 times their annual cash retainers.	Provide Defined Benefits / Supplemental Retirement Plans
Annual Risk Assessment — LB&Co. conducts an annual comprehensive risk analysis of our executive compensation program to ensure that our program does not encourage inappropriate risk-taking.	No Plan Design Features that Encourage Excessive or Imprudent Risk Taking

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THE COMPENSATION SETTING PROCESS

The Committee oversees our executive compensation program and reviews the design of our compensation program at least annually to assess whether any changes are indicated by market practice or best governance standards. The Committee’s Charter, which documents its authority and responsibilities, is available on the Investor Relations page on the Company’s website by clicking Company Information, Corporate Governance and then Corporate Documents.

The Role of the Compensation and Human Resources Committee

Structure of the Committee: Currently, the Committee consists of four members of the Board, each of whom qualifies as independent and non-employee directors under Nasdaq listing standards and applicable securities laws. We recognize the value of the independent directors’ perspectives on the Board and, as such, the non-executive Chairman of the Board, though not an official member of the Committee, generally participates in all Committee meetings. In 2025, the Committee held eight meetings, the majority of which ended with an executive session without management present.

Decision Making: The primary goal of the Committee is to fulfill the Board’s oversight responsibilities related to designing, implementing and monitoring the Company’s compensation philosophy, strategy and programs. In discharging its duties and determining compensation for our executive officers, the Committee considers, among other things, each executive officer’s position, responsibilities, experience, expertise, knowledge and qualifications; market factors; the industry in which we operate and compete; recruitment and retention factors; each executive officer’s individual performance and compensation history, as well as competitive positioning relative to similarly situated executives in our peer group, and our overall compensation philosophy. The Committee also considers the recommendations of the CEO relating to executive officers, other than himself, and is supported in its work by LB&Co.

The Committee’s Compensation Setting & Performance Review & Measurement Process:

Compensation Consultant Conflict of Interest Assessment: As required by SEC rules, the Committee assessed all relevant factors and concluded that LB&Co. was independent and that the work provided by LB&Co. did not raise any conflicts of interests in 2025. In making this determination, the Committee considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) - (vi) under the Exchange Act.

CEO Compensation: The Committee reviews Mr. Saligram’s performance throughout the year, incorporating feedback directly from the Board. Based on its evaluation and input from LB&Co., the Committee then recommends to the Board the compensation of the CEO without any management input. Compensation decisions related to the CEO are approved by the non-employee members of the Board after considering the recommendation of the Committee. The CEO is not present during voting or deliberations relating to his own compensation.

2025 Peer Group and Benchmarking

The Committee reviews the potential total compensation package for each of the executive officers against a preselected peer group of companies, based on data compiled by LB&Co. The Committee uses the peer group as a reference in assessing the competitiveness of its executive compensation arrangements. The Committee augments the peer group analyses with survey data from Willis Towers Watson and Mercer.

Weatherford International plc — 2026 Shareholder Meetings 37

In the fourth quarter of 2024, the Committee, in consultation with LB&Co. and management, reviewed the composition of our peer group to be utilized for 2025 executive compensation benchmarking and determined that no changes were necessary at that time.

2025 PEER GROUP
ChampionX Corporation(1)	NOV Inc.
Expro Group Holdings N.V.	Oceaneering International, Inc.
Flowserve Corporation	Patterson-UTI Energy, Inc.
Halliburton Company	TechnipFMC plc
Liberty Energy Inc.	Transocean Ltd.
Nabors Industries Ltd.
(1) ChampionX Corporation was acquired by SLB N.V. in July 2025.

We believe the companies in the 2025 peer group are within an appropriate size range, have relevant compensation practices compared to us, and compete with us for employee talent.

Shareholder Engagement & Say-on-Pay

The Committee values the input of our shareholders and takes their feedback into account when designing and approving our executive compensation programs.

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ELEMENTS OF THE 2025 EXECUTIVE COMPENSATION PROGRAM

Base Salaries

The Committee reviews base salaries at least annually, but may also do so more frequently in connection with a promotion, a significant change in the scope and responsibility of a role, or changes in market conditions.

The 2024 and 2025 base salaries for each of our NEOs are set forth in the table below. Base salaries for our NEOs were reviewed in March 2025 at which time it was determined that modest increases in base salaries for certain NEOs were appropriate in light of the team’s successful contributions in 2024, as well as to remain competitive and promote retention, as detailed below. Base salary increases were effective April 1, 2025.

	Base Salary

NEO	2024	2025
Girishchandra K. Saligram	$1,250,000	$1,250,000
Anuj Dhruv(1)		$570,000
Scott C. Weatherholt	$500,000	$515,000
Richard D. Ward	$500,000	$515,000
Desmond J. Mills	$420,000	$432,600
Arunava Mitra(2)	$585,000	$585,000
Todd Glance(3)		$459,000

(1) Mr. Dhruv joined the Company on April 21, 2025 and earned $401,192 in salary for 2025.

(2) Mr. Mitra departed the Company on April 21, 2025 and earned $177,750 in salary for 2025.

(3) Mr. Glance joined the company on August 15, 2024 and was not a NEO for 2024. He departed the Company on April 21, 2025 and earned $137,250 in salary for 2025.

See “Executive Compensation Tables—2025 Summary Compensation Table” and related footnotes for more information on compensation actually earned by our NEOs.

STI Plan Annual Incentive Awards

STI Plan awards are designed to reward executives for the achievement of Company and individual annual performance goals. Each year the Committee establishes a STI Plan target for each executive expressed as a percentage of their base salary.

2025 STI Plan targets, expressed as percentages of base salaries, for our NEOs are presented below:

	Short-Term Incentive Target (% of Eligible Base Salary(1))

NEO	2024	2025
Girishchandra K. Saligram	135%	135%
Anuj Dhruv(2)		90%
Scott C. Weatherholt	90%	90%
Richard D. Ward	90%	90%
Desmond J. Mills	65%	65%
Arunava Mitra(3)	90%	90%
Todd Glance(4)		75%

(1) Eligible Base Salary is calculated with proration for mid-year salary changes and hire dates.

(2) Mr. Dhruv joined the Company on April 21, 2025.

(3) Mr. Mitra departed the Company on April 21, 2025 and did not receive payment under the 2025 STI Plan. See “Executive Compensation Table—2025 Summary Compensation Table” and related footnotes for a discussion of amounts received in connection with Mr. Mitra’s departure.

(4) Mr. Glance joined the company on August 15, 2024 and was not a NEO for 2024. He departed the Company on April 21, 2025. He did not receive payment under the 2025 STI Plan. See “Executive Compensation Tables—2025 Summary Compensation Table” and related footnotes for a discussion of amounts received in connection with Mr. Glance’s departure.

Weatherford International plc — 2026 Shareholder Meetings 39

STI Plan: 2025 Performance Goals

Payouts under the 2025 STI Plan were determined primarily with reference to our achievement of corporate performance goals related to adjusted EBITDA* and adjusted free cash flow,* each weighted at 25%. Our NEOs’ qualitative team achievement was weighted at 30% and their individual performance ratings were weighted at 20%.

The relative weight of adjusted EBITDA* and adjusted free cash flow* reflects the Committee’s continued belief that those metrics have a significant effect in building our strategic and financial position for the 2025 STI Plan performance period and reinforced our emphasis on profitability and cash generation. The respective weight of the team achievement metric and the individual performance rating in 2025 illustrates the Committee’s effort to more closely align compensation with the areas of Company performance where individual NEOs can have a personal impact.

Consistent with prior years, the Committee continues to believe that safety is a key and overriding principle of the Company’s culture. While safety is not a standalone weighted metric, the Committee retains discretion to reduce financial metric payouts if safety performance is not achieved at the Company, segment, geozone, country, or regional level. The safety modifier is determined in the sole discretion of the Committee based on safety performance during the year.

The Committee established 2025 performance goals based on the prevailing operating environment and the Company’s business plan. The Committee reviewed and adjusted the threshold and target metrics to take into consideration the Company’s sale of its pressure pumping business in Argentina and the significant impact of a budget reduction of our largest customer in Mexico, resulting in lower adjusted EBITDA* and adjusted free cash flow* potential for the full year. While the Committee adjusted the performance ranges for these two factors, the achievement on the adjusted free cash flow* metric was capped at target, even if actual performance were to exceed the adjusted goals.

	Threshold	Target
Adjusted EBITDA* (in millions)	$853	$1,163
Adjusted Free Cash Flow* (in millions)	$210	$310
Payout (as a percentage of target)	50%	100%

Adjusted EBITDA. Delivering on the Company’s adjusted EBITDA* continued to be a key objective for 2025. Adjusted EBITDA is a non-GAAP financial measure. It represents earnings before interest, taxes, depreciation, and amortization and excludes, among other items, restructuring charges, share-based compensation expense, as well as other charges and credits.

*See Annex A to this proxy statement for a reconciliation of GAAP to non-GAAP measures.

Adjusted Free Cash Flow. The Committee continued to believe that the adjusted free cash flow metric was important to the Company’s shareholders and generally viewed as a measure of financial success—a key focus of the Company. In setting dollar thresholds, the Committee evaluated historical performance, as well as internal projections and expectations. Adjusted free cash flow is a non-GAAP financial measure calculated as cash flows provided by (used in) operating activities, less capital expenditures plus proceeds from disposition of assets.

*See Annex A to this proxy statement for a reconciliation of GAAP to non-GAAP measures.

Team Achievement. The Committee included a qualitative metric relative to the specific team or business unit that each NEO supports in an effort to recognize each NEO’s direct contribution to the Company’s success. This component assessed execution across operational performance, commercial delivery, cost optimization initiatives, and functional effectiveness. The success of the NEO’s team is viewed as a direct contributor to the adjusted EBITDA* and adjusted free cash flow* metrics for the Company.

STI Plan awards earned for a given year are typically paid in the first quarter of the following year. All NEO award payments are approved by the Committee and certified by our internal assurance team (as directed by the Audit Committee) in advance of payment.

Maximum individual awards under the STI Plan are capped at 200% of target. In the event of unforeseen developments, like those described above, the Committee may adjust the STI Plan goals or the potential award payments, as the Committee deems appropriate and equitable.

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2025 STI Plan Results and Payouts

Overall financial performance was near the target goals established for the year, resulting in 84.5% achievement for adjusted EBITDA* and above target achievement for adjusted free cash flow.* However, achievement of the adjusted free cash flow* metric was capped at 100% since the goals were adjusted to account for business changes as described above.

	Threshold	Target	Actual	% Payout (Capped at 100%)(1)
Adjusted EBITDA (in millions)	$853	$1,163	$1,067	84.5%
Adjusted Free Cash Flow (in millions)	$210	$310	$466	100.0%

(1) As discussed above, the Committee capped a portion of the STI award payout at 100%.

The resulting total financial achievement was 92.3% of target. Safety performance did not result in any downward modification for 2025, given the excellent safety outcomes achieved.

NEO	Eligible Base Salary(1)	Target	Weighting			Payout as a % of Target	Payout
			50%	30%	20%
			Financial Metric Payout	Team Achievement	Individual Performance Achievement
Saligram	$1,250,000	135.0%	92.3%	98.9%	135.0%	102.8%	$1,735,296
Dhruv	$380,000	90.0%	92.3%	105.0%	115.0%	100.7%	$344,223
Weatherholt	$511,250	90.0%	92.3%	102.0%	110.0%	98.8%	$454,373
Ward	$511,250	90.0%	92.3%	90.0%	80.0%	89.2%	$410,201
Mills	$429,451	65.0%	92.3%	105.0%	100.0%	97.7%	$272,583
Mitra(2)	—	—	—	—	—	—	—
Glance(2)	—	—	—	—	—	—	—

(1) Eligible Base Salary is calculated with proration for mid-year salary changes and hire dates.

(2) Mr. Mitra and Mr. Glance each departed the Company on April 21, 2025 and did not receive payouts under the 2025 STI Plan. See “Executive Compensation Tables — 2025 Summary Compensation Table” and related footnotes for a discussion of amounts received in connection with their departures.

The Committee approved 2025 STI Plan payouts to each NEO in the amounts shown in the table above. The approved amounts were paid in cash to each of the NEOs in the first quarter of 2026. The average 2025 STI Plan payout for our NEOs (other than Messrs. Mitra and Glance) was approximately 97.8% of target.

Weatherford International plc — 2026 Shareholder Meetings 41

LTI Plan: 2025 Awards

Our annual equity-based long-term incentive compensation is designed to align the interests of our executives with those of our shareholders. In 2025, we sought to tie a significant portion of our NEO compensation to our financial and operational performance by designing our LTI Plan PSU metrics to include relative total shareholder return. For the awards made in 2025, the Committee determined target LTI Plan award values for each NEO as set forth below.

	Long-Term Incentive Awards

	% of Base Salary		2025 Awards

NEO	2024	2025	RSUs	PSUs	Total
Girishchandra K. Saligram	700%	825%	45,870	137,612	183,482
Anuj Dhruv(1)		310%	11,925	27,825	39,750
Scott C. Weatherholt	310%	310%	11,362	17,043	28,405
Richard D. Ward	250%	291%	10,675	16,013	26,688
Desmond J. Mills	125%	133%	5,115	5,115	10,230
Arunava Mitra(2)	350%	350%	14,571	21,857	36,428
Todd Glance(3)		158%	5,159	7,739	12,898

(1) Mr. Dhruv joined the Company on April 21, 2025. In addition to the awards shown above, Mr. Dhruv also received 22,496 RSUs as a sign-on award.

(2) Mr. Mitra departed the Company on April 21, 2025. All of the awards shown above were forfeited in connection with Mr. Mitra’s departure.

(3) Mr. Glance departed the Company on April 21, 2025. All of the awards shown above were forfeited in connection with Mr. Glance’s departure.

Award Mix.

LTI Plan awards are delivered as a mix of time-based RSUs and performance-based PSUs. The award mix for our NEOs is more heavily-weighted toward PSUs to further our commitment to pay-for-performance.

In 2025, Mr. Saligram received 75% PSUs and 25% RSUs. Messrs. Weatherholt, Ward, Mitra and Glance received 60% PSUs and 40% RSUs, and Mr. Mills received an equal number of RSUs and PSUs.

Mr. Dhruv received 70% PSUs and 30% RSUs. In addition, he received a sign-on award of 22,496 RSUs not included in the table above.

The target number of PSUs and RSUs awarded to each executive in 2025 was determined by dividing the target value by the volume-weighted average closing share price of our ordinary shares for the five trading days immediately preceding the grant date.

Vesting Schedules.

RSU awards generally vest in equal annual installments on each of the first three anniversaries of the grant date. Mr. Dhruv’s sign-on award of 22,496 RSUs will vest in two equal installments on the first and second anniversaries of the grant date.

PSUs will vest, to the extent earned, following the conclusion of the performance period on December 31, 2027.

Performance Metrics.

The PSUs are based on achievement of a cumulative three-year relative TSR goal, weighted at 50% and an adjusted free cash flow* goal, also weighted at 50%. Details regarding these performance targets are competitively sensitive information; therefore they will be disclosed only in our future SEC disclosures as the performance period is completed. No PSUs will be earned in the event that threshold levels are not achieved; 50% of PSUs awarded may be earned if threshold performance levels are achieved; 100% may be earned if target performance levels are achieved; and 200% may be earned if maximum levels of performance are achieved, with linear interpolation for any results that fall in between threshold and maximum; provided that if absolute TSR for the relevant period is negative, the maximum payout for the relative TSR component is capped at target.

* Adjusted free cash flow is a non-GAAP financial measure.

  42 Weatherford International plc — 2026 Shareholder Meetings

Dividend Equivalent Rights
.
The Company has historically paid quarterly dividends of $0.25 per share, increased to $0.275 per share in the first quarter of 2026. Dividend equivalent rights accrue on all outstanding equity awards, but dividend equivalents are not paid unless and until the underlying award vests. If an award does not vest, the accrued dividend equivalents are forfeited.
Award Timing
.
The Committee does not take into account material
non-public
information when determining the timing or terms of equity awards, nor do we time disclosure of material non-public
information for the purpose of affecting the value of executive compensation. During 2025, the Company did not grant options (or similar awards) to any NEO. More broadly, the Company has not awarded options (or similar awards) in the last four years, and no such awards are currently outstanding or expected to be made.
AWARDS THAT VESTED IN 2025
Vesting of 2023 PSU Awards
The Committee awarded PSUs in January 2023 (the “2023 PSUs”) with a performance period running from January 1, 2023 through December 31, 2025. The 2023 PSUs vested based on actual three-year cumulative achievement of the below performance metrics:

Metric	Weight (%)	Threshold	Target	Maximum	Actual	Total Achievement (%)

Shareholder Value Objective:

Relative Total Shareholder Return (1)	40	40th Percentile	50th Percentile	75th Percentile	92nd Percentile	200%

Operational Performance Objectives:

Days to Invoice (2)	15	9%	18%	32%	18.6%	103%

NWC Days (3)	15	5%	10%	16%	Threshold (3)	50%

Structural Cost	15	The Committee periodically discussed and evaluated progress on various initiatives relating to cost efficiencies.				200%

Customer Fulfillment	15	The Committee periodically discussed and evaluated progress in key areas relating to product and service quality and delivery, productivity, and new revenue sources as a result of research and development.				133%
(1)
Total shareholder return was measured relative to a peer group comprised of companies included in the VanEck Oil Services ETF (OIH) as of January
 18, 2023
.
(2)
Days to invoice
 is

calculated on an enterprise-wide rolling basis using the invoice date less the bill to date, weighted based on the invoice dollar value, measured across the entire 2025 fiscal year, expressed as percentage improvement from a baseline calculated using 2022 results.
(3)
NWC Days performance is measured as the average of the Company’s quarterly results for Q1, Q2, Q3, and Q4 of 2025, expressed as percentage improvement from a baseline calculated using 2022 results. After adjusting for collections from our largest customer in Mexico, the Committee capped payout at threshold
.

Weatherford International plc — 2026 Shareholder Meetings
43

Overall performance exceeded the target goals established for the 2023 PSUs, resulting in a payout of 153% of target. In February 2026, our NEOs received the following payouts under their 2023 PSUs:

NEO	2023 PSUs Vested
Girishchandra K. Saligram	137,755
Anuj Dhruv(1)	—
Scott C. Weatherholt	24,385
Richard D. Ward(2)	—
Desmond J. Mills	6,275
Arunava Mitra(3)	22,289
Todd Glance(4)	—

(1) Mr. Dhruv joined the Company on April 21, 2025 and therefore was not issued 2023 PSUs.

(2) Mr. Ward joined the Company on January 17, 2024 and therefore was not issued 2023 PSUs.

(3) Mr. Mitra departed the Company on April 21, 2025, during the final year of the performance period, and the amounts reported above reflect his prorated portion of his 2023 PSUs.

(4) Mr. Glance joined the Company on August 15, 2024 and therefore was not issued 2023 PSUs.

PERQUISITES AND OTHER GENERALLY AVAILABLE BENEFITS AND COMPENSATION

From time to time, we provide our NEOs with limited perquisites and other personal benefits that we believe are reasonable and consistent with the practices of our peer group. Our NEOs are also eligible for Company-wide benefits on the same basis as other full-time employees in the countries in which the NEOs are employed. Each of our NEOs is employed in the United States, and as such, these benefits include the right to participate in a 401(k) plan, life insurance premiums, and health, medical and welfare programs. The Company does not consider the financial value of these benefits to be material within the context of the NEOs’ overall compensation packages. Additionally, each NEO is entitled to severance benefits under our Executive Severance Plan and our CIC Severance Plan, each as defined and described below.

The Company offers financial planning assistance for our vice presidents, senior vice presidents and executive vice presidents, including the NEOs, and executive health screenings for certain managerial level employees, including NEOs. Additionally, because the Committee believes the safety and security of our leadership is of the utmost importance to the Company and its shareholders, the Company provided physical and cyber security benefits to our NEOs. Utilization of these benefits is at the discretion of the individual NEO.

The amounts of these perquisites are shown in the 2025 Summary Compensation Table and the related footnotes. The Company considers these programs to be for the benefit of the Company because they encourage executives to proactively manage their health, security and complex financial/tax situations, thereby enabling them to focus on the business.

EXECUTIVE SEVERANCE PLAN

The Weatherford International plc Amended and Restated Executive Severance Plan adopted by the Board (the “Executive Severance Plan”) covers certain executive officers selected by the Committee, including our NEOs. Under the Executive Severance Plan, participants will receive severance payments and benefits if they experience a termination of employment by the Company without “Cause” or by the participant for “Good Reason” (each as defined in the Executive Severance Plan). Upon such a termination, participants will be eligible to receive:

•

an amount equal to (i) one and a half times for the CEO or (ii) one times for other participants (including Messrs. Dhruv, Weatherholt, Ward and Mills) the sum of (x) participant’s annual base salary in effect up to and including the termination date, and (y) participant’s annual target bonus;

•	a prorated target annual incentive bonus for the year of termination;

  44 Weatherford International plc — 2026 Shareholder Meetings

•	continued health and welfare benefits for (i) one and a half years for the CEO, and (ii) one year for other participants (including Messrs. Dhruv, Weatherholt, Ward and Mills);

•	other severance required by law;

•	up to six months of outplacement services; and

•	base salary and benefits accrued through the date of termination.

To participate in the Executive Severance Plan, participants must execute the Company’s form Confidentiality and Restrictive Covenant Agreement, which provides for a 12-month post-termination non-competition covenant, 12-month post-termination non-solicitation of employees covenant, and perpetual confidentiality and non-disparagement covenants.

The receipt of such severance payments and benefits is subject to the execution and non-revocation of a release of claims by the participant.

If we are obligated by law or contract to pay certain other severance pay to a participant, then the amount of severance otherwise payable to a participant will be reduced by the amount of any such other severance actually paid to the participant, but not below zero. The amount of severance, however, would not be reduced by amounts paid under any accelerated vesting, payment or settlement of equity incentive awards payable in connection with a qualifying termination or similar event under the applicable plans.

CHANGE IN CONTROL SEVERANCE PLAN

The Third Amended and Restated Weatherford International plc Change in Control Severance Plan (the “CIC Severance Plan”) covers certain executive officers selected by the Committee, including our NEOs. Under the CIC Severance Plan, participants will receive severance payments and benefits if they experience a termination of employment by the Company without “Cause” or by the participant for “Good Reason” (each as defined in the CIC Severance Plan) in the six months prior to a “Change in Control” (as defined in the CIC Severance Plan) or within 24 months following a Change in Control while the CIC Severance Plan remains in effect. Under the CIC Severance Plan, in general, a change in control will occur if (i) another person becomes the owner of 50% or more of either the then outstanding ordinary shares of the Company or combined voting power of our shares, (ii) there is a change in a majority of the members of the then incumbent Board, or (iii) our shareholders approve a merger with another entity or other business consolidation in which our shareholders fail to own more than 50% of the combined voting power of the surviving entity. Upon such termination, participants will be eligible to receive:

•

an amount equal to (i) two and a half times for the CEO; (ii) two times for participants with a title of Executive Vice President (which included Messrs. Dhruv, Weatherholt and Ward) or (iii) one and one half times for other participants (which included Mr. Mills) the sum of (x) the higher of the participant’s annual base salary in effect immediately prior to the Change in Control or the rate of base salary in effect up to and including the termination date, and (y) the participant’s annual target bonus;

•	a prorated target annual bonus for the year of termination;

•

continued health and welfare benefits for (i) two and a half years, for the CEO; (ii) two years for participants with a title of Executive Vice President (which included Messrs. Dhruv, Weatherholt and Ward), and (iii) one and a half years for other participants (which included Mr. Mills);

•	other severance required by law;

•	up to six months of outplacement services; and

•	base salary and benefits accrued through the date of termination.

To participate in the CIC Severance Plan, participants must execute the Company’s form Confidentiality and Restrictive Covenant Agreement described in “—Executive Severance Plan” above. The receipt of such severance payments and benefits is subject to the execution and non-revocation of a release of claims by the participant.

If we are obligated by law or contract to pay certain other severance pay to a participant, then the amount of severance otherwise payable to the participant will be reduced by the amount of any such other severance actually paid to the

Weatherford International plc — 2026 Shareholder Meetings 45

participant, but not below zero. However, the amount of severance would not be reduced by amounts paid under any accelerated vesting, payment or settlement of equity incentive awards payable in connection with a qualifying termination or similar event under the applicable plans.

CLAWBACK POLICIES

In September 2023, the Board adopted the Weatherford International plc Executive Officer Compensation Clawback Policy (the “Executive Officer Clawback Policy”) as required by SEC rules and related Nasdaq listing standards. The Executive Officer Clawback Policy applies to the Company’s executive officers, including the NEOs, and it requires the Company to seek recovery of certain incentive compensation paid to executive officers in the event the Company restates its financial statements either (a) due to a material noncompliance with the financial reporting requirements of the Federal securities laws or (b) to correct an error that is not material to previously issued financial statements, but would result in a material misstatement if the error were left uncorrected in the current period.

Incentive compensation will be subject to recoupment if it was earned during the three years prior to the restatement and was based wholly or in part on the attainment of a financial reporting measure. The amount of incentive compensation recovered will be the portion that was in excess of what would have been earned if the compensation had been based on the restated financials.

The Executive Officer Clawback Policy may be found at www.weatherford.com by clicking on the “Investor Relations” page, then “Company Information,” then “Corporate Governance,” then “Corporate Documents,” and then searching for “Clawback Policy.”

The Company’s prior clawback policy, the Amended and Restated Weatherford International plc Compensation Clawback Policy (the “General Clawback Policy”) remains in effect, and it was amended and restated to clarify the interplay between the General Clawback Policy and the Executive Officer Clawback Policy. The General Clawback Policy applies to executive officers as well as participants in the Company’s STI or LTI Plans, as the Board determined that it was in the best interest of the Company to retain a policy applicable to a broader population of employees to reinforce accountability and the Company’s pay-for-performance philosophy. The General Clawback Policy applies to a narrower universe of accounting restatements and gives the Board discretion in choosing when and how to seek recoupment. Additionally, the 2019 EIP gives the Committee the ability to cancel outstanding equity awards and/or require a Participant to forfeit any gain realized on the vesting or exercise of awards (including time-based awards) and pay that over the Company if the Participant engaged in “Detrimental Activity” (as defined in the General Clawback Policy).

RISK ANALYSIS OF OUR COMPENSATION PROGRAMS

With the assistance of LB&Co., the Committee regularly monitors and annually reviews our executive compensation program to determine whether the elements of the program are consistent with our objectives and principles. As part of this review, the Committee evaluates whether the Company’s risk management objectives are being met with respect to the executive compensation program. If the program elements are determined to be inconsistent with our objectives and principles, or if any incentives are determined to encourage risks that are reasonably likely to have a material adverse effect on the Company, then the elements will be adjusted as necessary.

  46 Weatherford International plc — 2026 Shareholder Meetings

Following the Committee’s annual review in 2025, it was concluded that there were no undue risks arising from our compensation policies and practices, and that there is no element of the compensation program that could be expected to provide an incentive to take any unnecessary, excessive or inappropriate risks that would be reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Committee considered the following:

Program Attribute		Risk-Mitigating Effect
✓	The compensation mix between fixed and variable components and levels, and the balance between short-term and long-term variable compensation are reasonable and appropriate	☒	Competitive levels of fixed compensation eliminate any day-to-day personal concerns, while variable compensation ensures our executives are appropriately motivated and rewarded for decision-making aimed at enhancing shareholder value both in the short and long-term
✓	The quality and reasonableness of incentive plan performance goals and payout formulas	☒	Threshold, target and maximum performance and payout levels, funding formulas are not extreme, and goals are set within reach, thereby mitigating the likelihood of excessive risk taking in order to achieve a compensation result
✓	The nature and breadth of the performance metrics that govern incentive compensation throughout the Company	☒	Meaningful performance objectives encourage executives to avoid sacrificing short-term performance for long-term performance and vice versa
✓	The existence of clawback policies	☒	Subjects executives to a requirement to surrender any undue incentive compensation that was paid on the basis of financial results that were required to be restated (other than as a result of a change in the applicable accounting rules or interpretations)
✓	The existence of anti-pledging & anti-hedging policies	☒	Ensures the alignment with shareholder interests generated by our executives’ equity holdings is not undermined by hedging or similar transactions
✓	The existence of robust share ownership guidelines	☒	Industry-leading guidelines provide a clear link between the economic interests of executives and shareholders over the long-term
✓	Use of an independent compensation consultant that performs no other services for the Company	☒	Helps ensure advice will not be influenced by conflicts of interest
✓	The strength of the compensation program in ensuring the retention of key executives over the medium term	☒	Retaining key executives is critical to ensure business continuity and the level of annual and long-term incentive compensation opportunities mitigate potential for flight risk
✓	The form and balance of equity-based incentives	☒	Balancing the equity program with RSUs and PSUs is critical to providing line of sight awards with stretch opportunities

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Committee’s current members are all independent, non-employee directors as of the date hereof. None of the current Committee members has served as an officer or employee of the Company.

Weatherford International plc — 2026 Shareholder Meetings 47

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

The Committee reviewed the Compensation Discussion and Analysis, discussed it with management and recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Benjamin C. Duster, IV (Chair)	Steven Beringhause	Neal P. Goldman	Jacqueline C. Mutschler

  48 Weatherford International plc — 2026 Shareholder Meetings

EXECUTIVE COMPENSATION TABLES

2025 SUMMARY COMPENSATION TABLE

This table shows the total compensation paid for the years ended December 31, 2025, 2024 and 2023 to our NEOs, calculated in accordance with SEC regulations.

Name and Principal Position	Year	Salary ($)(5)	Bonus ($)	Stock Awards ($)(6)	Non-Equity (Cash) Incentive ($)(7)	All Other Compensation ($)(8)	Total ($)

Girishchandra K. Saligram	2025	1,254,808		9,969,035	1,735,296	63,159	13,022,298

President, Chief Executive Officer and Director	2024	1,259,615	—	11,549,276	1,923,750	45,363	14,778,004
	2023	1,000,000	—	7,723,345	2,400,000	77,465	11,200,810

Anuj Dhruv(1)	2025	401,192		2,635,002	344,223	14,268	3,394,685

Executive Vice President and Chief Financial Officer	2024
	2023

Scott C. Weatherholt	2025	513,288		1,553,413	454,373	44,306	2,565,380

Executive Vice President, General Counsel and Chief Compliance Officer	2024	503,846	—	1,981,477	468,000	60,450	3,013,773
	2023	475,000	—	1,570,524	820,800	26,417	2,892,741

Richard D. Ward(2)	2025	513,288		1,459,513	410,201	44,728	2,427,730

Executive Vice President, Global Field Operations	2024	494,231	—	1,598,035	391,500	41,723	2,525,489
	2023

Desmond J. Mills	2025	431,162		561,883	272,583	27,600	1,293,228

Senior Vice President and Chief Accounting Officer	2024	423,231	—	906,781	270,270	49,528	1,649,810
	2023	400,000	—	736,473	499,200	20,765	1,656,438

Arunava Mitra(3)	2025	177,750		1,992,174	—	1,303,383	3,473,307

Former Executive Vice President and Chief Financial Officer	2024	589,500	—	2,617,632	394,875	68,040	3,670,047
	2023	522,813	410,000	3,916,223	907,200	33,646	5,789,882

Todd Glance(4)	2025	137,250		705,365	—	953,403	1,796,018

Former Executive Vice President of Customer Delivery	2024
	2023

(1)	Mr. Dhruv was appointed as our Executive Vice President and Chief Financial Officer effective April 21, 2025.

(2)	Mr. Ward was appointed as our Executive Vice President, Global Field Operations effective January 17, 2024.

(3)	Mr. Mitra served as our Executive Vice President and Chief Financial Officer from January 3, 2023 until his departure from the Company on April 21, 2025.

(4)	Mr. Glance joined the Company on August 15, 2024, and he was not an NEO for 2024. He departed the Company effective April 21, 2025.

(5)	2025 salary increases were effective April 1, 2025. In addition, due to the Company’s bi-weekly payroll cycle, NEOs earned the equivalent of 26.1 pay periods in 2025 rather than 26.

Weatherford International plc — 2026 Shareholder Meetings 49

(6)

Amounts reflect values calculated in accordance with SEC rules. The NEOs may not realize any value from their equity awards and, to the extent that they do, the amounts realized may vary from the amounts reported above. For the 2025 fiscal year, in accordance with FASB ASC Topic 718, the grant date fair value of RSU awards and the portion of PSU awards subject to metrics defined solely by reference to our own operations was determined based on the closing price of our ordinary shares on the date of grant. The portion of PSU awards subject to the market performance of our shares was determined using a Monte Carlo simulation model.

The fair value of PSUs with a performance condition based on the market performance of our shares (“market condition”) incorporates the likelihood of achieving the market condition. However, there is not market data to determine whether PSUs with a performance condition defined solely by reference to our own operations (“performance condition”) will be achieved. For PSUs with a performance condition, we have assessed the likelihood that these PSUs will payout based upon target achievement. The table below shows the hypothetical grant date fair value of 2025 awards assuming the highest level of performance (maximum) is achieved.

Named Executive	PSUs with Market Condition ($)	PSUs with Performance Condition ($)	All PSUs at Maximum Payout ($)	All RSUs ($)	All Awards at Maximum Payout ($)
Saligram	3,534,564	7,721,409	11,255,973	2,573,766	13,829,739
Dhruv	494,293	1,232,414	1,726,707	1,524,506	3,251,213
Weatherholt	437,724	956,339	1,394,063	637,522	2,031,585
Ward	411,268	898,546	1,309,814	598,974	1,908,788
Mills	131,353	287,059	418,412	287,003	705,415
Mitra	561,371	1,226,452	1,787,823	817,579	2,605,402
Glance	198,751	434,291	633,042	289,471	922,513

(7)	Amounts reflect cash payments under our 2025 STI Plan.

(8)	All Other Compensation for 2025 consists of the following:

Named Executive	401(k) Match ($)(1)	Life Insurance Premium ($)	Relocation & Geographic Differential ($)	Severance ($)(2)	Financial Consulting and Health Screenings ($)	Security ($)(3)	Total ($)
Saligram	14,000	4,086	—	—	15,680	29,393	63,159
Dhruv	11,588	952			—	1,728	14,268
Weatherholt	14,000	1,596	—	—	17,830	10,880	44,306
Ward	14,000	3,144		—	15,680	11,904	44,728
Mills	14,000	1,696	—	—	—	11,904	27,600
Mitra	7,740	800	—	1,294,843	—	—	1,303,383
Glance	5,975	612	8,079	938,737	—	—	953,403

(1)	Amounts shown represent the Company contributions to the U.S. 401(k) plan for each of the NEOs.

(2)

Amounts shown were received by Mr. Mitra and Mr. Glance under the Company’s Executive Severance Plan. See “Compensation Discussion and Analysis—Executive Severance Plan” above for a description of our severance policy.

(3)	Amounts shown include physical security and cyber protection services provided at the NEO’s personal residence.

  50 Weatherford International plc — 2026 Shareholder Meetings

GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding plan-based awards granted in 2025 to the NEOs.

Name	Grant Date		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Restricted	Grant Date Fair Value of Share Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares/Units (#)
Girishchandra K. Saligram	March 7	(2)	843,750	1,687,500	3,375,000
	March 7	(3)				68,806	137,612	275,224		7,395,269
	March 7	(4)							45,870	2,573,766
Anuj Dhruv	April 21	(2)	$256,500	$513,000	1,026,000
	April 21	(3)				13,912	27,825	55,650		1,110,496
	April 21	(4)							11,925	528,158
	April 21	(5)							22,496	996,348
Scott C. Weatherholt	March 7	(2)	$231,750	$463,500	$927,000
	March 7	(3)				8,521	17,043	34,086		915,891
	March 7	(4)							11,362	637,522
Richard D. Ward	March 7	(2)	231,750	463,500	927,000
	March 7	(3)				8,006	16,013	32,026		860,539
	March 7	(4)							10,675	598,974
Desmond J. Mills	March 7	(2)	140,595	281,190	562,380
	March 7	(3)				2,557	5,115	10,230		274,880
	March 7	(4)							5,115	287,003
Arunava Mitra(6)	March 7	(2)	263,250	526,500	1,053,000
	March 7	(3)				10,929	21,857	43,714		1,174,595
	March 7	(4)							14,571	817,579
Todd Glance(6)	March 7	(2)	172,125	344,250	688,500
	March 7	(3)				3,869	7,739	15,478		415,894
	March 7	(4)							5,159	289,471

(1)

Includes PSUs granted during 2025 under the 2019 EIP that may be earned if performance conditions are met. The number of shares earned will be determined based on the achievement of the specified performance metrics over the three-year performance period beginning January 1, 2025 and ending December 31, 2027. No PSUs will be earned in the event that threshold levels are not achieved; 50% of PSUs awarded may be earned if threshold performance levels are achieved; 100% may be earned if target performance levels are achieved; and 200% may be earned if maximum levels of performance are achieved, with linear interpolation for any results that fall in between threshold and maximum.

(2)

Represents potential payments for the year ended December 31, 2025 under the terms of the 2025 STI Plan. Target opportunity is based upon the salary in effect when 2025 incentive opportunities were established. Under the terms of the 2025 STI Plan, the amounts earned for the year reflects proration, as applicable, for mid-year salary changes and mid-year hires. See “Elements of the 2025 Executive Compensation Program—STI Plan Annual Incentive Awards” in the CD&A section of this Proxy Statement for more information.

(3)

Represents PSUs granted to the applicable NEO during 2025 under the 2019 EIP. The portion of PSU awards subject to metrics defined solely by reference to our own operations was determined based on the closing price of our ordinary shares on the date of grant in accordance with FASB ASC Topic 718. The portion of PSU awards subject to the market performance of our ordinary shares is based on a fair value price derived via the Company’s Monte Carlo simulation model in accordance with FASB ASC Topic 718.

(4)

Represents RSUs granted to the applicable NEO during 2025 under the 2019 EIP. These shares vest in three equal installments on each of March 7, 2026, 2027, and 2028, except for Mr. Dhruv, whose awards vest on April 21, 2026, 2027, and 2028, reflecting his hire date. The grant date fair value of each award is based on the closing share price of the Company’s ordinary shares on the date of grant in accordance with FASB ASC Topic 718.

(5)

Represents Mr. Dhruv’s sign-on award of RSUs. These shares will vest in equal installments on April 21, 2026 and 2027. The grant date fair value of each award is based on the closing share price of the Company’s ordinary shares on the date of grant in accordance with FASB ASC Topic 718.

(6)	Mr. Mitra and Mr. Glance departed the Company on April 21, 2025. All of the awards shown above were forfeited in connection with their departure.

Weatherford International plc — 2026 Shareholder Meetings 51

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

The following table provides information about the number of outstanding equity awards held by our NEOs on December 31, 2025.

	Stock Awards
Name	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Girishchandra K. Saligram	12,862	(2)	$1,025,873
	19,067	(3)	$1,520,784
				33,370	(4)	$2,661,591
	45,870	(5)	$3,624,189
				137,612	(6)	$10,872,724
Anuj Dhruv	11,925	(5)	$942,194
	22,496	(7)	$1,777,409
				27,825	(6)	$2,198,453
Scott C. Weatherholt	3,542	(2)	$282,510
	4,503	(3)	$359,159
				5,067	(4)	$404,144
	11,362	(5)	$897,712
				17,043	(6)	$1,346,567
Richard D. Ward	3,631	(3)	$289,609
				4,086	(4)	$325,899
	10,675	(5)	$843,432
				16,013	(6)	$1,265,187
Desmond J. Mills	1,367	(2)	$109,032
	2,724	(8)	$217,266
	1,906	(3)	$152,023
				1,430	(4)	$114,057
	5,115	(5)	$404,136
				5,115	(6)	$404,136
Arunava Mitra(9)	—		$—	—		$—
Todd Glance(10)	—		$—	—		$—

(1)

To determine market or payout value, the closing price of our ordinary shares on the last trading day of 2025, $78.26, plus accrued dividend equivalent rights of $1.50 for 2024 and prior awards and $0.75 for the 2025 awards.

(2)	Includes the final tranche of the 2023 RSUs, which vested in full on January 18, 2026.

(3)	Includes the second and third tranches of the 2024 RSUs, which vest in equal installments on January 18, 2026 and January 18, 2027.

(4)

2024 PSUs are eligible to vest on December 31, 2026 subject to the attainment of applicable performance objectives. The number of shares or units and the payout value reported are based upon achieving the threshold performance level, which is 50% of the PSUs granted.

(5)	2025 RSUs vest in equal installments on March 7, 2026, 2027, and 2028, except for Mr. Dhruv, whose awards vest on April 21, 2026, 2027, and 2028, reflecting his hire date.

(6)

2025 PSUs are eligible to vest on December 31, 2027 subject to the attainment of applicable performance objectives. The number of shares or units and the payout value reported are based upon achieving the target performance level, which is 100% of the PSUs granted.

(7)	Additional 2025 RSUs vest in equal installments on April 21, 2026 and April 21, 2027.

(8)	Additional 2024 RSUs vest in full on January 18, 2027.

(9)

Mr. Mitra departed the Company effective April 21, 2025, which resulted in the forfeiture of 4,809 2023 PSUs, 13,386 2024 PSUs, 21,857 2025 PSUs, and 14,571 2025 RSUs as well as the immediate vesting of 14,568 2023 PSUs (subject to the attainment of applicable performance objectives) and 10,255 RSUs. Of these vested units, 7,281 RSUs and 22,289 2023 PSUs (reflecting the Board’s later certification of a 153% payout) were distributed on January 18, 2026 and February 4, 2026 respectively, and 2,974 RSUs are expected to be distributed on January 18, 2027.

(10)	Mr. Glance departed the Company effective April 21, 2025, before any of his equity awards were eligible to vest or have accelerated vesting.

  52 Weatherford International plc — 2026 Shareholder Meetings

OPTION EXERCISES AND SHARES VESTED IN 2025

The following table provides information about equity awards that vested, and the value realized on vesting by our NEOs during 2025.

	Share Awards
Name	Number of Shares/Units Acquired on Vesting (#)		Value Realized On Vesting ($)(1)
Girishchandra K. Saligram	188,325	(2)	14,754,298
Anuj Dhruv	—	(3)	—
Scott C. Weatherholt	37,408	(4)	2,915,031
Richard D. Ward	1,817	(5)	135,348
Desmond J. Mills	11,413	(6)	883,224
Arunava Mitra	39,825	(7)	2,782,018
Todd Glance	—	(8)	—
(1)

Calculated by multiplying the number of ordinary shares by the closing price of our ordinary shares on the vesting date, plus the amount of corresponding dividend equivalent rights paid. The vesting date marks the time when the awards are no longer at risk of forfeiture, which was December 31, 2025 for the 2023 PSUs. The 2023 PSUs were not distributed until February 4, 2026 following the Committee’s certification of the relevant performance results.

(2)	Includes 50,570 RSUs vested on January 18, 2025, and 137,755 2023 PSUs vested on December 31, 2025.

(3)	Mr. Dhruv joined the Company in April 2025 and therefore did not have any shares vest in 2025.

(4)	Includes 13,023 RSUs vested on January 18, 2025, and 24,385 2023 PSUs vested on December 31, 2025.

(5)	Includes 1,817 RSUs vested on January 18, 2025.

(6)	Includes 5,138 RSUs vested on January 18, 2025, and 6,275 2023 PSUs vested on December 31, 2025.

(7)

Includes 7,281 RSUs vested on January 18, 2025, and 22,289 2023 PSUs vested on December 31, 2025 as well as 10,255 RSUs that vested in connection with Mr. Mitra’s departure from the Company effective April 21, 2025. Of these vested units, 7,281 RSUs were distributed on January 18, 2026, and 22,289 2023 PSUs were delivered on February 4, 2026. The remaining 2,974 RSUs are expected to be distributed on January 18, 2027.

(8)	Mr. Glance joined the Company in August, 2024 and departed the Company in April 2025 before any of his equity awards were eligible to vest or have accelerated vesting.

Weatherford International plc — 2026 Shareholder Meetings 53

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following table lists the compensation and benefits that Weatherford would provide to our current NEOs in various scenarios involving a termination of employment or upon a change of control. It is always possible that different arrangements could be negotiated in connection with an actual termination of employment or change of control. Compensation and benefits generally available to salaried employees are not included in the table below. As described previously in this Proxy Statement, all NEOs are covered under our Executive Severance Plan and CIC Severance Plan. The following summary is qualified in its entirety by the terms of, and all capitalized terms not otherwise defined herein will have the meaning under, the applicable Executive Severance Plan, CIC Severance Plan and the 2019 EIP, each as in effect as of December 31, 2025, and the applicable individual award agreements entered into with each NEO.

Termination / Change in Control Scenarios
	Retirement, Resignation or Termination with Cause	Death or Disability	Termination without Cause or Resignation for Good Reason		Change in Control without Termination of Employment	Change in Control with Termination without Cause or Resignation for Good Reason
Compensation Elements	All NEOs	All NEOs	CEO	NEOs other than CEO	All NEOs	CEO	NEOs other than CEO
Base Salary	Paid through date of termination(1)	Paid through date of termination(1)	Paid through date of termination	Paid through date of termination	Continues	Paid through date of termination	Paid through date of termination
Cash Severance	Forfeited(1)	None(1)

(a) 1.5x the sum of the Base Salary plus Annual Bonus at target; and (b) the target Annual Bonus for the current fiscal year prorated for the number of days in the current fiscal year through the termination date

(a) 1.0x the sum of the Base Salary plus Annual Bonus at target; and (b) the target Annual Bonus for the current fiscal year prorated for the number of days in the current fiscal year through the termination date

None

(a) 2.5x the sum of the Base Salary plus Annual Bonus at target; and (b) the target Annual Bonus for the current fiscal year prorated for the number of days in the current fiscal year through the termination date(2)

(a) 2.0x (1.5x for Mr. Mills) the sum of the Base Salary plus Annual Bonus at target; and (b) the target Annual Bonus for the current fiscal year prorated for the number of days in the current fiscal year through the termination date(2)

STI Plan – 2025 Short-Term Cash Incentive Compensation	Forfeited(3)	Forfeited(3)	Forfeited, except that a Participant who is terminated without cause after the end of the plan year but prior to the relevant payment date will be entitled to payment(3)	Forfeited, except that a Participant who is terminated without cause after the end of the plan year but prior to the relevant payment date will be entitled to payment(3)	Continues(3)	Forfeited, except that a Participant who is terminated without cause after the end of the plan year but prior to the relevant payment date will be entitled to payment(3)	Forfeited, except that a Participant who is terminated without cause after the end of the plan year but prior to the relevant payment date will be entitled to payment(3)
2023 RSUs	Forfeited	Immediate acceleration and vesting	Continues	Continues	Continues	Immediate acceleration and vesting	Immediate acceleration and vesting
2024 RSUs	Forfeited, except in the case of qualifying retirements(4)	Immediate acceleration and vesting	Continues	Continues	Continues	Immediate acceleration and vesting	Immediate acceleration and vesting

  54 Weatherford International plc — 2026 Shareholder Meetings

Termination / Change in Control Scenarios
	Retirement, Resignation or Termination with Cause	Death or Disability	Termination without Cause or Resignation for Good Reason		Change in Control without Termination of Employment	Change in Control with Termination without Cause or Resignation for Good Reason
Compensation Elements	All NEOs	All NEOs	CEO	NEOs other than CEO	All NEOs	CEO	NEOs other than CEO
2024 PSUs	Forfeited, except in the case of qualifying retirements(4)	Vest at the end of the Performance Period based on actual performance

Forfeited if termination occurs prior to third year of the Performance Period; if termination occurs during the third year of the Performance Period, a pro-rated portion of the Award shall remain eligible to vest at the end of the Performance Period based on actual performance

Forfeited if termination occurs prior to third year of the Performance Period; if termination occurs during the third year of the Performance Period, a pro-rated portion of the Award shall remain eligible to vest at the end of the Performance Period based on actual performance

Continues

If during the first 12 months after the grant date, vests at Target; if 12 months after the grant date, vests at the greater of Target or actual achievement of the Performance Goals through the date of the Change in Control

If during the first 12 months after the grant date, vests at Target; if 12 months after the grant date, vests at the greater of Target or actual achievement of the Performance Goals through the date of the Change in Control

2025 RSUs	Forfeited, except in the case of qualifying retirements(4)	Immediate acceleration and vesting	Continues, except that, in the event of a termination by the Company without Cause less than 6 months after the Grant Date, the RSUs shall be immediately forfeited.	Continues, except that, in the event of a termination by the Company without Cause less than 6 months after the Grant Date, the RSUs shall be immediately forfeited.	Continues	Immediate acceleration and vesting	Immediate acceleration and vesting
2025 PSUs	Forfeited, except in the case of qualifying retirements(4)	Vest at the end of the Performance Period based on actual performance

Forfeited if termination occurs prior to third year of the Performance Period; if termination occurs during the third year of the Performance Period, a pro-rated portion of the Award shall remain eligible to vest at the end of the Performance Period based on actual performance

Forfeited if termination occurs prior to third year of the Performance Period; if termination occurs during the third year of the Performance Period, a pro-rated portion of the Award shall remain eligible to vest at the end of the Performance Period based on actual performance

Continues

If during the first 12 months after the grant date, vests at Target; if 12 months after the grant date, vests at the greater of Target or actual achievement of the Performance Goals through the date of the Change in Control

If during the first 12 months after the grant date, vests at Target; if 12 months after the grant date, vests at the greater of Target or actual achievement of the Performance Goals through the date of the Change in Control

Health, Welfare and Other Benefits	None	None	18 months of continued dental and health benefits; outplacement services for a period of 6 months	12 months of continued dental and health benefits; outplacement services for a period of 6 months	Continues	2.5 years of continued dental and health benefits; outplacement services for a period of 6 months	2 years (1.5 years for Mr. Mills) of continued dental and health benefits; outplacement services for a period of 6 months

(1)

Under the Executive Severance Plan, benefits are only payable in the event of a “Qualifying Termination” which is defined as a termination by the Company without “Cause” or by the participant for “Good Reason” (each as defined in the Executive Severance Plan).

Weatherford International plc — 2026 Shareholder Meetings 55

(2)	The CIC Severance Plan defines “Annual Bonus” as the NEO’s annual bonus under the then-current non-equity incentive compensation plan.

(3)

An NEO must be continuously employed by the Company on the payment date in order to receive a payment under our STI Plan; except that a participant who is terminated without Cause after the end of the plan year but before the relevant payment date is entitled to payment.

(4)

A “qualifying retirement” is defined in the relevant award agreements as a participant’s voluntary retirement more than 11 months following the grant date, after attainment of the age of 60, with at least ten years of service to the Company and at least six months prior written notice to the Company.

ESTIMATE OF POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The table below describes the value of compensation and benefits payable to each current NEO upon termination that would exceed the compensation or benefits generally available to salaried employees. Benefits and payments are calculated assuming the triggering event occurred on December 31, 2025, and using the closing market price of our ordinary shares as of that date. For Messrs. Mitra and Glance, who departed their roles prior to December 31, 2025, the information in the table reflects the actual payments made in connection with their termination on April 21, 2025.

The following includes the various types of circumstances that would trigger payments and benefits under plans, agreements and arrangements currently in effect. Reasonable estimates are provided where appropriate. It is always possible that different arrangements could be negotiated in connection with an actual termination of employment or change of control. A “—” indicates either that there is no amount payable to the NEO, or the amount payable is generally available for both the NEOs and all salaried employees.

	Hypothetical Event

Girish K. Saligram	Retirement or Resignation	Death or Disability	Termination without Cause or for Good Reason	Change in Control without Termination	Change in Control with Termination without Cause or for Good Reason

Cash Severance(1)	—	—	$6,093,750	—	$9,031,250

STI Plan Cash Incentive Compensation(2)	—	—	—	—	—

2023 RSUs (3)(6)	—	$1,025,873	$1,025,873	—	$1,025,873

2024 RSUs(3)(6)	—	$1,520,783	$1,520,783	—	$1,520,783

2024 PSUs(4)(6)	—	$5,323,182	—	—	$5,323,182

2025 RSUs(3)(6)	—	$3,624,188	3,624,188	—	$3,624,188

2025 PSUs(5)(6)	—	$10,872,724	—	—	$10,872,724

Welfare and Other Benefits	—	—	$28,680	—	$47,800

Total	—	$22,366,750	$12,293,274	—	$31,445,800

(1)	Under the Executive Severance Plan, an NEO is only eligible for severance payments in the event his employment is terminated by the Company without Cause or by the NEO for Good Reason.

(2)	Under the STI Plan, an NEO forfeits any rights to a payment if his employment with the Company terminates for any reason on or prior to December 31, 2025, the final date of the plan year.

(3)

RSUs will accelerate and vest in the event of Death or Disability or a Change in Control Termination. In the event of a Termination without Cause or for Good Reason without a Change in Control, all unvested RSUs shall become vested, but maintain their original delivery schedule as if the Participant had not incurred a termination of service prior to the applicable vesting date. Beginning with the 2025 RSUs, terminations without Cause occurring within six months of the grant date results in forfeiture.

(4)

2024 PSUs will vest at the end of the performance period based on actual performance in the event of Death or Disability. Amounts assume target performance and vesting at the end of the applicable performance period. In the case of Termination without Cause or for Good Reason, there is no amount reflected because those awards are only prorated after January 1, 2026. In the case of a Change in Control with a Termination without Cause or for Good Reason after twelve months following the grant date, then awards vest at the greater of target or actual achievement of the performance goals. Amounts reflect vesting at target, as actual achievement of the performance goal as of December 31, 2025 was less than target.

(5)

2025 PSUs will vest at the end of the performance period based on actual performance in the event of Death or Disability. Amounts assume target performance and vesting at the end of the applicable performance period. In the case of Termination without Cause or for Good Reason, there is no amount reflected because those awards are only prorated after January 1, 2027. In the case of a Change in Control with a Termination without Cause or for Good Reason within twelve months following the grant date, then awards vest at target achievement of the performance goals. Amounts reflect vesting at target because the hypothetical termination date is within twelve months following the 2025 grant dates.

(6)

Equity awards are valued using the closing price of our ordinary shares on the last trading day of 2025, $78.26, plus accrued dividend equivalent rights per unit of $1.50 for 2024 and prior awards and $0.75 for the 2025 awards.

  56 Weatherford International plc — 2026 Shareholder Meetings

	Hypothetical Event

Anuj Dhruv	Retirement or Resignation	Death or Disability	Termination without Cause or for Good Reason	Change in Control without Termination	Change in Control with Termination without Cause or for Good Reason

Cash Severance(1)	—	—	$1,596,000	—	$2,679,000

STI Plan Cash Incentive Compensation(2)	—	—	—	—	—

2023 RSUs(3)(6)	—	—	—	—	—

2024 RSUs(3)(6)	—	—	—	—	—

2024 PSUs(4)(6)	—	—	—	—	—

2025 RSUs(3)(6)	—	$2,719,603	$2,719,603	—	$2,719,603

2025 PSUs(5)(6)	—	$2,198,453	—	—	$2,198,453

Welfare and Other Benefits	—	—	$6,995	—	$13,990

Total	—	$4,918,056	$4,322,598	$—	$7,611,046

For footnotes, see the table for Mr. Saligram, above. The above table references hypothetical payments and benefits.

	Hypothetical Event

Scott C. Weatherholt	Retirement or Resignation	Death or Disability	Termination without Cause or for Good Reason	Change in Control without Termination	Change in Control with Termination without Cause or for Good Reason

Cash Severance(1)	—	—	$1,442,000	—	$2,420,500

STI Plan Cash Incentive Compensation(2)	—	—	—	—	—

2023 RSUs(3)(6)	—	$282,510	$282,510	—	$282,510

2024 RSUs(3)(6)	—	$359,159	$359,159	—	$359,159

2024 PSUs(4)(6)	—	$808,208	—	—	$808,208

2025 RSUs(3)(6)	—	$897,711	$897,711	—	$897,711

2025 PSUs(5)(6)	—	$1,346,567	—	—	$1,346,567

Welfare and Other Benefits	—	—	$19,063	—	$38,126

Total	—	$3,694,155	$3,000,443	$—	$6,152,781

For footnotes, see the table for Mr. Saligram, above.

Weatherford International plc — 2026 Shareholder Meetings 57

	Hypothetical Event

Richard D. Ward	Retirement or Resignation	Death or Disability	Termination without Cause or for Good Reason	Change in Control without Termination	Change in Control with Termination without Cause or for Good Reason

Cash Severance(1)	—	—	$1,442,000	—	$2,420,500

STI Plan Cash Incentive Compensation(2)	—	—	—	—	—

2023 RSUs(3)(6)	—	—	—	—	—

2024 RSUs(3)(6)	—	$289,608	$289,608	—	$289,608

2024 PSUs(4)(6)	—	$651,798	—	—	$651,798

2025 RSUs(3)(6)	—	$843,431	$843,431	—	$843,431

2025 PSUs(5)(6)	—	$1,265,187	—	—	$1,265,187

Welfare and Other Benefits	—	—	$14,026	—	$28,052

Total	—	$3,050,024	$2,589,065	—	$5,498,576

For footnotes, see the table for Mr. Saligram, above.

	Hypothetical Event

Desmond J. Mills	Retirement or Resignation	Death or Disability	Termination without Cause or for Good Reason	Change in Control without Termination	Change in Control with Termination without Cause or for Good Reason

Cash Severance(1)	—	—	$994,980	—	$1,351,875

STI Plan Cash Incentive Compensation(2)	—	—	—	—	—

2023 RSUs(3)(6)	—	$326,298	$326,298	—	$326,298

2024 RSUs(3)(6)	—	$152,022	$152,022	—	$152,022

2024 PSUs(4)(6)	—	$228,113	—	—	$228,113

2025 RSUs(3)(6)	—	$404,136	$404,136	—	$404,136

2025 PSUs(5)(6)	—	$404,136	—	—	$404,136

Welfare and Other Benefits	—	—	$19,063	—	$28,595

Total	—	$1,514,705	$1,896,499	—	$2,895,175

For footnotes, see the table for Mr. Saligram, above.

  58 Weatherford International plc — 2026 Shareholder Meetings

	Actual Severance

Arunava Mitra	Retirement or Resignation	Death or Disability	Termination without Cause or for Good Reason	Change in Control without Termination	Change in Control with Termination without Cause or for Good Reason

Cash Severance(1)	—	—	$1,270,171	—	—

STI Plan Cash Incentive Compensation	—	—	—	—	—

2023 RSUs(2)	—	—	$193,942	—	—

2023 PSUs(3)	—	—	$1,777,771	—	—

2024 RSUs(2)	—	—	$267,943	—	—

2024 PSUs(4)	—	—	—	—	—

2025 RSUs(5)	—	—	—	—	—

2025 PSUs(4)	—	—	—	—	—

Welfare and Other Benefits	—	—	$24,672	—	—

Total	—	—	$3,534,499	—	—
(1)	Reflects the actual cash severance paid to Mr. Mitra in connection with his qualifying termination on April 21, 2025.

(2)

2023 and 2024 RSUs are valued using the closing price of our ordinary shares on April 21, 2025 ($44.29) plus $0.75 in dividend equivalent rights, because the units vested in connection with his termination.

(3)

Under the terms of the 2023 PSU award, when termination occurs during the third year of the performance period, a prorated portion of the units is eligible to vest at the end of the performance period and the remainder is forfeited. Accordingly, 4,809 units were forfeited and 14,568 units remained eligible to vest on December 31, 2025. Following the Compensation Committee’s certification of a 153% payout, 22,289 units were distributed. The amount reported reflects the value of the distributed units using the closing price of our ordinary shares on the last trading day of 2025 ($78.26), plus $1.50 in dividend equivalent rights.

(4)	2024 and 2025 PSUs were forfeited because Mr. Mitra was terminated before the third year of the applicable performance period.

(5)	2025 RSUs were forfeited because his termination occurred less than six months after the grant date.

	Hypothetical Event

Todd Glance	Retirement or Resignation	Death or Disability	Termination without Cause or for Good Reason	Change in Control without Termination	Change in Control with Termination without Cause or for Good Reason

Cash Severance(1)	—	—	$911,345	—	—

STI Plan Cash Incentive Compensation	—	—	—	—	—

2024 PSUs(2)	—	—	—	—	—

2025 RSUs(2)	—	—	—	—	—

2025 PSUs(2)	—	—	—	—	—

Welfare and Other Benefits	—	—	$27,392	—	—

Total	—	—	$938,737	—	—

(1) Reflects the actual cash severance paid to Mr. Glance in connection with his qualifying termination on April 21, 2025.

(2) Mr. Glance joined the Company on August 15, 2024 and departed the Company on April 21, 2025 before any of his equity awards were eligible to vest or have accelerated vesting.

Weatherford International plc — 2026 Shareholder Meetings 59

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2025, about the number of shares to be issued upon vesting or exercise of outstanding equity awards as well as the number of shares remaining available for issuance under our equity compensation plan, without giving effect to the increase discussed below in Agenda Item 4.

Equity Compensation Plan Information

Plan Category (Shares in thousands)	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans(3)

Equity compensation plan approved by shareholders(4)	2,020	N/A	2,410

Equity compensation plans not approved by shareholders	—	N/A	—

(1)	Including shares that could potentially be issued if maximum performance metrics were achieved.

(2)	Outstanding rights include RSUs and PSUs that do not have exercise prices and are excluded from the calculation of weighted-average exercise price in the second column of this table.

(3)	Excluding shares reflected in the first column of this table.

(4)

The 2019 EIP was originally approved by our shareholders in connection with our emergence from bankruptcy in December of 2019, and was last amended and restated on June 11, 2025. See Agenda Item 4 for a proposal to approve the amendment and restatement of the 2019 EIP to increase the number of shares that can be issued under such plan.

  60 Weatherford International plc — 2026 Shareholder Meetings

PAY RATIO

2025 CEO PAY RATIO DISCLOSURE

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the total annual compensation of our CEO to the median of the total annual compensation of all of our employees, excluding our CEO (the “Pay Ratio Rule”).

Pay Ratio Calculation Method:

Because the Pay Ratio Rule for identifying the median employee allows companies to elect from a variety of methodologies, to apply certain exclusions, and to make reasonable estimates along with factors that impact our Company’s pay ratio such as our global workforce, varied currency exchange rates, etc. the pay ratio reported by other companies may not be comparable to the pay ratio for our Company.

Because our employee population and compensation structure has not materially changed, we are using the same median employee we identified for our 2024 proxy statement.

For 2025, for purposes of the Pay Ratio Rule, the total compensation of Mr. Saligram, our President and CEO, was $13,022,298 and the median employee’s total annual compensation was $46,831. The resulting ratio of our CEO’s pay to our median employee’s pay for fiscal year 2025 is 278:1.

Weatherford International plc — 2026 Shareholder Meetings 61

PAY VERSUS PERFORMANCE
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable SEC regulations, the following table sets forth required information regarding the relationship between “compensation actually paid” to our NEOs, calculated in accordance with SEC regulations, and the Company’s financial performance for fiscal years 2025, 2024, 2023, 2022 and 2021. For information regarding decisions made by our Compensation and Human Resources Committee with respect to executive compensation, refer to “
Compensation Discussion & Analysis
” above:

					Value of $100

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3)	Total Shareholder Return (4)	Peer Group Total Shareholder Return (4)	Net Income (Loss) (in millions) (5)	Adjusted Free Cash Flow (in millions) (6)

2025	$13,022,298	$22,351,840	$2,491,725	$2,761,590	$625	$193	$431	$466

2024	$14,778,004	$(5,999,694)	$2,573,273	$(163,813)	$559	$161	$506	$524

2023	$11,200,810	$50,496,414	$2,951,630	$7,209,890	$764	$135	$417	$651

2022	$12,242,321	$50,156,845	$2,342,015	$4,919,833	$398	$130	$26	$299

2021	$12,591,069	$48,256,831	$3,145,491	$8,198,482	$216	$95	$(450)	$278

(1)	The dollar amounts reported represent the amounts of total compensation for our PEO, Mr. Saligram, in the Summary Compensation Table for each year.
(2)
The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC regulations. The dollar amounts do not reflect the actual amounts of compensation paid to our PEO or other NEOs during the applicable year, but also include (i) the year-end
value of equity awards granted during the reported year and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the equity awards vested or were forfeited, or through the end of the reported fiscal year. We do not offer our NEOs pensions, so there are no adjustments for pension-related costs that would otherwise be required by SEC regulations.

To calculate the amounts in the “Compensation Actually Paid to PEO” column in the table above, the following amounts were deducted from and added to (as applicable) our PEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for PEO	Deduct Reported Value of Equity Awards for PEO	Add Fair Value of Current Year Equity Awards for PEO	Add Change in Fair Value of Prior Year Equity Awards Unvested at Year End for PEO	Add Fair Value as of Vesting Date for Awards Granted and Vested in the Current Year for PEO	Add Change in Fair Value of Prior Year Equity Awards Vested During the Current Year for PEO	Compensation Actually Paid to PEO

2025	$13,022,298	$(9,969,035)	$15,865,464	$872,443	—	$2,560,670	$22,351,840

2024	$14,778,004	$(11,549,276)	$6,110,042	$(4,656,330)	—	$(10,682,134)	$(5,999,694)

2023	$11,200,810	$(7,723,345)	$15,592,059	$29,336,167	—	$2,090,723	$50,496,414

2022	$12,242,321	$(6,541,693)	$10,759,142	$11,178,114	—	$22,518,961	$50,156,845

2021	$12,591,069	$(9,296,759)	$40,526,942	$2,454,230	—	$1,981,349	$48,256,831

(3)
For 2025, our
non-PEO
NEOs were Messrs. Dhruv, Weatherholt, Ward, Mills, Mitra and Glance. For 2024, our
non-PEO
NEOs were Messrs. Mitra, Weatherholt, Ward, Mills and Davison. For 2023, our
non-PEO
NEOs were Messrs. Mitra, Weatherholt, Mills, Mongrain and Davison. For 2022, our
non-PEO
NEOs were Messrs. Jennings, Weatherholt, Mongrain, Davison and Mills. The amounts for Mr. Jennings include his compensation through his departure from the Company on July 31, 2022 and amounts owed in connection with his separation of employment. The amounts for Mr. Davison include his compensation actually received after joining the Company on September 30, 2022. For 2021, the non-PEO
NEOs were Messrs. Jennings, Weatherholt, Mongrain, Mills and Blanchard. The amounts for Mr. Blanchard include his compensation actually received and certain payments made to him upon his retirement from the Company on February 26, 2021.

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 Weatherford International plc — 2026 Shareholder Meetings

To calculate the amounts in the “Compensation Actually Paid to non-PEO
NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) our non-PEO
NEOs’ “Total” compensation as reported in the Summary Compensation Table:

Year	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Deduct Average Reported Value of Equity Awards for Non-PEO NEOs	Add Average Fair Value of Current Year Equity Awards for Non-PEO NEOs	Add Average Change in Fair Value of Prior Year Equity Awards Unvested at Year End for Non-PEO NEOs	Add Average Fair Value as of Vesting Date for Awards Granted and Vested in the Current Year	Add Average Change in Fair Value of Prior Year Equity Awards Vested During the Current Year for Non- PEO NEOs	Add Average Fair Value at end of Prior Fiscal Year of Awards that failed to Meet Vesting Requirements in Current Year	Average Compensation Actually Paid to Non-PEO NEOs

2025	$2,491,725	$(1,484,558)	$1,789,253	$55,710	$—	$120,826	$(211,366)	$2,761,590

2024	$2,573,273	$(1,612,529)	$804,356	$(432,777)	$57,314	$(876,639)	$(676,811)	$(163,813)

2023	$2,951,630	$(1,692,311)	$3,348,573	$2,506,519	$—	$95,480	$—	$7,209,890

2022	$2,342,015	$(1,022,677)	$1,083,690	$968,174	$27,886	$2,444,554	$(923,809)	$4,919,833

2021	$3,145,491	$(1,825,841)	$6,878,832	—	$—	—	—	$8,198,482

(4)
The peer group total shareholder return shown in the table reflects the cumulative performance of the members of the Dow Jones U.S. Oil Equipment and Services Index from June 2, 2021, the date our ordinary shares were listed on Nasdaq, through each year-end presented. The values assume a $100 investment on June 2, 2021 and reinvestment of all dividends.

(5)	Reflects net income (loss) as shown in the Company’s respective Annual Report on Form 10-K for the years indicated.

(6)
Reflects adjusted free cash flow, the “company-selected measure.” Adjusted free cash flow is a non-GAAP
financial measure calculated as cash flows provided by (used in) operating activities, less capital expenditures plus proceeds from disposition of assets. Refer to Annex A of this Proxy Statement for a reconciliation of adjusted free cash flow to cash flows provided by operating activities, the most directly comparable GAAP financial measure.

TABULAR LIST OF FINANCIAL PERFORMANCE MEASURES
The following table identifies the four most important financial performance measures used by the Committee to link the “compensation actually paid” to our CEO and other NEOs in 2025, calculated in accordance with SEC regulations, to company performance. The role of each of these performance measures in our NEOs’ compensation is discussed in “
Compensation Discussion & Analysis
” above.

Financial Performance Measures

Adjusted Free Cash Flow*

Adjusted EBITDA*

Total Shareholder Return

Adjusted EBITDA Margin*
* Adjusted free cash flow, adjusted EBITDA and adjusted EBITDA margin are non-GAAP
financial measures. See Annex A to this proxy statement for a reconciliation of GAAP to
Non-GAAP
measures.

Weatherford International plc — 2026 Shareholder Meetings
63

PAY-FOR-PERFORMANCE
ALIGNMENT
The following graphs reflect the alignment of the “compensation actually paid” for our PEO and non-PEO
NEOs over the five-year period ended December 31, 2025 with the trends in our TSR, our peer group TSR, net income, and adjusted free cash flow. The first graph shows TSR and peer group TSR for the period beginning on June 2, 2021 (the date we began trading on Nasdaq) and ending on December 31, 2025 (the last trading day in 2025).

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 Weatherford International plc — 2026 Shareholder Meetings

AGM AGENDA ITEM 4 – THE EQUITY INCENTIVE PLAN PROPOSAL

The Board of Directors recommends that you vote “FOR” this proposal.

We are asking our shareholders to approve an amendment and restatement (the “Amendment”) of our Fourth Amended and Restated 2019 Equity Incentive Plan (as amended and restated to date, the “2019 EIP”). The full text of the Amendment is set forth in Annex B to this Proxy Statement.

The Amendment, if approved, will increase the number of ordinary shares available for issuance under the 2019 EIP by adding 565,000 new ordinary shares to the 2019 EIP and would not make any other substantive changes.

The Amendment has been approved by our Board, upon the recommendation of the Compensation and Human Resources Committee of the Board (the “Committee”), and subject to the approval of our shareholders at the AGM.

The 2019 EIP allows the Company to grant equity awards to our employees, consultants and our non-employee directors as compensation for their service to the Company. We believe compensating our employees and non-employee directors with equity awards is an effective means of attracting and retaining qualified personnel with a focus on maximizing long-term shareholder value.

We believe that our practice of granting equity awards ensures that we are compensating our employees in a manner that is market based and consistent with our competitors, where equity grants are a customary and widespread practice. We also believe these broad-based grants strengthen our Company by allowing our employees to participate in our long-term growth and aligning participants’ interests with those of our shareholders.

Features of the 2019 EIP Designed to Protect Shareholder Interests

The 2019 EIP includes several features designed to protect shareholder interests and to reflect our compensation philosophy:

•	No “evergreen” provision (i.e., no automatic increase in the number of shares available under the 2019 EIP).

•	No grants of below-market options or share appreciation rights (“SARs”).

•	No repricing of options or SARs.

•	No payments of accrued dividends or dividend equivalents on awards unless and until the underlying award vests.

•	No automatic single trigger vesting on a change in control.

•	Awards are subject to forfeiture/clawback pursuant to Company policies.

There are currently 9,886,000 shares authorized for issuance under the 2019 EIP, of which 8,055,995 have been issued or are reserved for issuance upon vesting of equity awards that are already outstanding. A total of 1,830,005 ordinary shares currently remain available for issuance under the 2019 EIP.

The number and types of awards that will be granted under the 2019 EIP in the future are not determinable, as the Committee will make these determinations in its sole discretion at a later time in future years.

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Summary of Key Plan Data

The following table provides certain additional information regarding our outstanding and available equity under the 2019 EIP:

As of April 9, 2026

Total Share Options Outstanding	—

Total Restricted Share Units Outstanding	648,015

Total Performance Share Units Outstanding (calculated at maximum achievement)	1,355,669

Total Ordinary Shares Outstanding	71,933,662

Weighted-Average Exercise Price of Share Options Outstanding	—

Weighted-Average Remaining Duration of Share Options Outstanding	—

Total Shares Available for Grant under the 2019 Equity Incentive Plan	1,830,005

Although the number of shares required for each annual or other grant varies based on a number of factors (including our share price at the time of the grant, the size of individual grants awarded and the size of our employee population), we do not believe that we have sufficient shares available under the 2019 EIP for grants beyond 2028. Like many public companies, we have previously only requested shareholder approval of plan increases every few years; however, in light of recent market changes, the evolution of equity compensation practices generally and uncertainty around our share price in future years, we expect to request small incremental increases to the shares available under our plan more frequently going forward. We recognize that it is important to strike a balance between concerns regarding the potential dilutive effect of equity awards and our ability to attract and retain employees. In connection with the proposed Amendment, the Committee evaluated the Company’s three-year average annual burn rate of approximately 1.58%, which is below the Institutional Shareholder Services (ISS) most recent industry burn rate benchmark.

The following is a summary of the material terms of the 2019 EIP after giving effect to the Amendment. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the complete text of the Amendment. The proposed Amendment is attached hereto as Annex B.

EFFECTIVE DATE; DURATION OF THE 2019 EIP

The Amendment will become effective upon approval by the Company’s shareholders and will remain in effect until the tenth anniversary of the date it is approved by shareholders, unless terminated earlier by the Board.

ADMINISTRATION OF THE 2019 EIP

The Committee is authorized to administer the 2019 EIP and to take all actions that the 2019 EIP expressly contemplates or that are necessary or appropriate in connection with the administration of the 2019 EIP, except that the full Board, or a duly authorized committee of the Board, will administer the 2019 EIP with respect to the grant of awards to non-employee directors.

The Committee has the authority to determine the type and timing of awards, to select which participants will receive awards and to determine the terms of each award, including, among other things, any modifications of the award, applicable restrictions, and the termination and vesting conditions applicable to an award. The Committee has the authority to establish terms of awards relating to a recipient’s retirement, death, disability, leave of absence or termination of employment. The Committee also has the full and exclusive power to administer and interpret the 2019 EIP and to adopt such administrative rules, regulations, procedures and guidelines governing the 2019 EIP and the awards as it may deem necessary in its discretion, from time to time.

Subject to the applicable limitations under Section 16 of the Exchange Act (“Section 16”), the Committee may delegate its authority to one or more officers of the Company, and any such delegation may be revoked by the Committee at any time.

Amending the 2019 EIP

The Board may generally make amendments to the 2019 EIP; however, shareholder approval is required for any amendment that would (i) materially increase the number of securities issuable under the 2019 EIP or (ii) materially

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expand the types of awards available under the 2019 EIP or the class of persons eligible to receive awards under the 2019 EIP.

Additionally, shareholder approval is required for any amendment where such approval is necessary to comply with applicable law, or where the Committee determines that such approval is otherwise required or advisable to facilitate compliance with law. Amendments that materially and adversely affect the rights of any individual participant or award holder shall not be effective without the consent of the affected person.

Eligible Participants

Our employees, directors and consultants are eligible to participate in the 2019 EIP. There are currently 14,249 employees and 5 non-employee directors who are eligible to participate in the 2019 EIP; however, this number is expected to fluctuate from time to time. There are currently 642 individuals participating in the 2019 EIP.

Shares Available for Issuance; Recycling

The number of ordinary shares available and reserved for grant of awards under the 2019 EIP, after giving effect to the Amendment, is 2,395,005, which includes 1,830,005 shares currently remaining under the 2019 EIP and the additional 565,000 shares requested under this proposal.

Each ordinary share issued pursuant to an award granted under the 2019 EIP will reduce the 2019 EIP ordinary share reserve by one ordinary share.

The following ordinary shares will not count against the maximum number of ordinary shares available for issuance under the 2019 EIP, and may be “recycled” and issued pursuant to new awards granted under the 2019 EIP:

•	Ordinary shares that are not issued as a result of the termination, cancellation, forfeiture, expiration or lapsing of any award; and

•	Ordinary shares subject to an award that are not issued because the award is settled in cash.

The following ordinary shares will be counted against the maximum number of ordinary shares available for issuance under the 2019 EIP and will not be recycled:

•	Ordinary shares that are retained or otherwise not issued by the Company in order to satisfy tax withholding obligations or in payment of the option price or purchase price of options;

•	Ordinary shares that are not issued or delivered as a result of the net-settlement of an outstanding award; and

•	Ordinary shares that are repurchased or redeemed on the open market with the proceeds of the exercise of an option.

In addition, the number of ordinary shares available for issuance under the 2019 EIP will not be reduced by shares issued in assumption of, or in substitution for, any outstanding awards granted by an entity that is merged into or acquired by the Company.

Participants will generally not acquire the rights of shareholders until the shares subject to their awards are issued, payment of any applicable withholding taxes has been made and the participants or their nominees/brokers become holders of record of the shares.

Of the total share reserve, only 400,000 shares are available to be issued through the exercise of incentive stock options.

TYPES OF AWARDS

1.	OPTIONS

An option entitles the recipient to purchase an ordinary share at a specified exercise price during a specified timeframe. For options granted under the 2019 EIP, the Committee will specify the option’s exercise price and term (which may not exceed 10 years), and will further determine the option’s vesting schedule and any exercise restrictions. Other terms and conditions applicable to options may be determined by the Committee. The Committee will also determine the extent to which the holder will have the right to exercise the option following termination of employment or other severance of service with us.

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All options granted under the 2019 EIP are granted with an exercise price not less than the higher of the fair market value of the Company’s ordinary shares at the time the option is granted and the nominal value of the ordinary share.

Options may be granted either as incentive stock options (“ISOs”) or non-qualified share options. The principal difference between ISOs and non-qualified share options is their tax treatment. See “—U.S. Federal Income Tax Consequences of the Amendment” below. The Committee may accelerate the vesting of options in certain circumstances.

The Plan prohibits any repricing of options after their grant, other than in connection with a share split, payment of a share dividend or certain other corporate transactions.

2.	SHARE APPRECIATION RIGHTS (“SARs”)

A SAR provides the holder with the right to receive an amount equal to the excess of (i) the fair market value of one ordinary share on the date of exercise over (ii) the strike price, multiplied by the number of ordinary shares with respect to which the SAR is being exercised, less any tax-related Items, during the SAR’s specified term (which may not exceed 10 years).

At the discretion of the Committee, this payment may be in cash, in ordinary shares of equivalent value, in some combination of cash and ordinary shares, or in any other manner that may be approved by the Committee. Except as otherwise determined by the Committee in limited circumstances, SARs granted in tandem with an option shall have a strike price equal to the exercise price of the related option, and in the case of a SAR granted independent of an option, shall have the fair market value of our ordinary shares at the time the SAR is granted. Except as permitted by the 2019 EIP, the Committee may not directly or indirectly lower the grant price of any previously granted SAR.

With respect to exercise of a SAR, the Committee, in its sole discretion, may also impose whatever terms and conditions it deems advisable, including any vesting or transferability provisions. The Committee will also determine the extent to which the holder will have the right to exercise the SAR following termination of employment or other severance of service with us. The Committee may accelerate the vesting of SARs in certain circumstances.

3.	RESTRICTED SHARE AWARDS

Restricted share awards are ordinary shares that have been registered in the recipient’s name, but that are subject to transfer restrictions and may be subject to forfeiture or vesting conditions for a period of time. Unless otherwise determined by the Committee, the recipient of a restricted share has the rights of a shareholder, including voting and dividend rights, subject to any restrictions and conditions specified in the award agreement. The Committee will determine the vesting schedule and other restrictions applicable to restricted share awards, and may accelerate the vesting of a restricted share award in certain circumstances. Any dividend rights will be subject to the same vesting schedule as the restricted shares to which they relate.

4.	RESTRICTED SHARE UNIT AWARDS (“RSUs”)

An RSU is the right to receive an ordinary share at a specified time in the future, subject to certain conditions. A recipient of RSUs will not have the rights of a shareholder of the Company until the date that the RSU vests and ordinary shares are issued to the recipient. The Committee will determine the terms of the RSUs, including the amount of, the vesting and the transferability restrictions applicable to, such RSUs. The Committee may accelerate the vesting of RSU in certain circumstances. Any dividend equivalent rights provided with respect to RSUs will be subject to the same vesting schedule as the RSUs to which they relate.

Settlement of an RSU will be made in either cash and/or ordinary shares, as specified in the applicable award agreement. Other terms and conditions applicable to RSUs may be determined by the Committee at the time of grant.

5.	PERFORMANCE SHARE AWARDS AND PERFORMANCE SHARE UNIT AWARDS (“PSUs”)

Performance awards entitle a recipient to future payments of ordinary shares or other property (including cash) based upon the attainment of performance conditions established in writing by the Committee. The Committee determines the material terms of performance-based awards, including the amount of the award, any vesting or transferability restrictions and the performance period over which the performance goal(s) will be measured. The maximum amount with respect to one or more performance-based awards that may be granted to any employee or any consultant during any calendar year may not exceed $25,000,000 calculated based on the fair market value of the number of ordinary shares subject to the performance-based award on the date of grant.

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The performance goal(s) will be established by the Committee in its sole discretion based on measurements, which may include one or more of the following or other performance criteria: consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization) (e.g., EBITDA); net income; operating income; operating income margin; gross margin; earnings per ordinary share; book value per ordinary share; return on shareholders’ equity; expense management; return on invested capital; improvements in capital structure; profitability of an identifiable business unit or product; maintenance or improvement of profit margins or revenue; ordinary share price; market share; revenues or sales; costs; cash flow; working capital; return on assets; total shareholder return; productivity ratios; specific operational achievement and economic value added.

Depending on the performance criteria used to establish the performance goal(s), the performance goal(s) may be expressed in terms of overall Company performance, the performance of an affiliate, the performance of a division or a business unit of the Company or an affiliate or the performance of an individual or team. The performance goal established by the Committee may also be based on a return or rates of return using any of the performance criteria (discussed above) and including a return or rates of return based on revenue, earnings, capital, invested capital, cash, cash flow, assets, net assets, equity or a combination or ratio therefrom. The performance goal(s) established by the Committee may also be based on performance criteria, which may be used to calculate a ratio or may be used as a cumulative or an absolute measure or as a measure of comparative performance relative to a peer group of companies, an index, budget, prior period, or combination thereof or other standard selected by the Committee. Unless determined by the Committee, performance goal(s) need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Additionally, performance goal(s) may be measured in either absolute or relative terms. The Committee, in its sole discretion, may also provide that one or more adjustments shall be made to one or more of the performance goal(s).

Unless otherwise determined by the Committee, the recipient of a performance share award has the rights of a shareholder, including voting and dividend rights, subject to any restrictions and conditions specified in the award agreement. The Committee will determine the vesting schedule and other restrictions applicable to performance share awards, and may accelerate the vesting of a performance share award in certain circumstances. Any dividend rights will be subject to the same vesting schedule as the performance shares to which they relate.

A recipient of PSUs will not have the rights of a shareholder of the Company until the date that the PSU vests and ordinary shares are issued to the recipient. The Committee will determine the terms of the PSUs, including the amount of, the vesting and the transferability restrictions applicable to, such PSUs. The Committee may accelerate the vesting of PSU in certain circumstances. Any dividend equivalent rights provided with respect to PSUs will be subject to the same vesting schedule as the PSUs to which they relate.

Settlement of a PSU will be made in either cash and/or ordinary shares, as specified in the applicable award agreement. Other terms and conditions applicable to PSUs may be determined by the Committee at the time of grant.

Other terms and conditions applicable to performance-based awards may be determined by the Committee at the time of grant.

6.	OTHER SHARE-BASED AWARDS

Subject to limitation under applicable laws, the Committee may grant other awards to employees, consultants or directors subject to the terms and conditions of the 2019 EIP, and as specified by the Committee, that are not inconsistent with the provisions of the 2019 EIP and that, by their terms, involve or might involve the issuance of, consist of, or are denominated in, payable in, valued in whole or in part by reference to or otherwise relate to, ordinary shares.

OTHER KEY PROVISIONS

Minimum Vesting Period

Awards granted under the 2019 EIP may not vest or be settled prior to the one-year anniversary of the date of grant, subject to limited exceptions.

Weatherford International plc — 2026 Shareholder Meetings 69

Dividends and Dividend Equivalent Rights

In its discretion, the Committee may specify in the award agreement that the holder of an award is entitled to the payment of dividend equivalents under such award, to be accumulated and subject to the same vesting restrictions applicable to the underlying award.

Clawback and Recoupment

The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the 2019 EIP or an award agreement in accordance with the Company’s clawback policies.

EFFECTS OF CERTAIN TRANSACTIONS AND CHANGES OF CONTROL

In connection with any change in control (as defined in the 2019 EIP), the Committee may provide for any one or more of the following: continuation, substitution or assumption of awards; acceleration of the exercisability of, lapse of restrictions on, or termination of awards, or a period of time for participants to exercise outstanding awards prior to the occurrence of such event (and any such award not so exercised shall terminate upon the occurrence of such event); and cancellation of any outstanding awards and payment to the holders of such awards that are vested as of such cancellation the value of such awards, if any, as determined by the Committee, provided that any option or SAR having a per share exercise price equal to, or in excess of, the fair market value of an ordinary share subject thereto may be canceled and terminated without any payment or consideration. Any such payments may be made in cash or in the form of such other consideration payable to shareholders in the change in control.

The 2019 EIP does not provide for automatic single trigger vesting on a change in control.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDMENT

The following summary is for general information only and is based on the U.S. federal income tax law now in effect, which is subject to change, possibly retroactively.

This summary assumes that any ordinary shares granted pursuant to the 2019 EIP will (i) be held as a “capital asset” (generally, property held for investment) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and (ii) vest prior to the issuance of the ordinary shares underlying the awards. The information is based on the laws in effect as of date hereof.

This summary does not discuss all aspects of U.S. federal income taxation which may be important to a participant in light of their individual investment circumstances or if they are subject to special tax rules. For example, this summary does not address the tax consequences of deferral of awards that may be subject to the rules and guidance issued pursuant to Section 409A of the Code, but participants should be aware that if the deferral of awards is subject to Section 409A, adverse tax consequences could result. In addition, this summary does not address specific state, local or foreign tax consequences.

Finally, this summary does not address Irish stamp tax or other duties on ordinary share issuances or dividends, nor does it address Irish gift or inheritance tax or any other Irish tax.

Non-Qualified Options, SARs, RSUs, PSUs and Other Share-Based Awards

A participant generally is not required to recognize income on the grant of a non-qualified option, SAR, RSU, PSU or other share-based award. Instead, ordinary income generally is required to be recognized on the date the non-qualified option or SAR is exercised, or in the case of RSUs, PSUs or other share-based awards, upon the issuance of ordinary shares and/or the payment of cash when the award vests.

In general, the amount of ordinary income required to be recognized is: (a) in the case of a non-qualified option, an amount equal to the excess, if any, of the fair market value of the ordinary shares on the exercise date over the exercise price; (b) in the case of a SAR, the fair market value of any ordinary shares or cash received upon exercise; and (c) in the case of RSUs, PSUs or other share-based awards, the amount of cash and/or the fair market value of any ordinary shares received in respect thereof.

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Incentive Stock Options (“ISOs”)

When a participant is granted an ISO, or when the participant exercises the ISO, the participant will generally not recognize taxable income (except for purposes of the alternative minimum tax).

If the participant holds the ordinary shares for at least two years from the date of grant and one year from the date of exercise, then any gain or loss will be treated as long-term capital gain or loss. If, however, the ordinary shares are disposed of during this period, the option will be treated as a non-qualified share option, and the participant will recognize ordinary income equal to the lesser of the fair market value of the ordinary shares on the exercise date minus the exercise price or the amount realized on disposition minus the exercise price. Any gain in excess of the ordinary income portion will be taxable as long-term or short-term capital gain.

Restricted Shares and Performance Share Awards

Unless a participant who receives an award of restricted shares or an award of performance shares makes an election under Section 83(b) of the Code as described below, the participant generally is not required to recognize ordinary income on the award of restricted shares or performance shares. Instead, on the date the ordinary shares vest (i.e., become transferable and no longer subject to forfeiture), the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the ordinary shares on such date over the amount, if any, paid for such shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares or performance shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient. If a participant makes a Section 83(b) election within 30 days of the date of transfer of the restricted shares or performance shares, the participant will recognize ordinary income on the date the shares are awarded.

The amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the shares vest. However, if the shares are later forfeited, the participant will not be entitled to any deduction for the taxable income previously recognized.

Section 83(b)

A participant may elect to be taxed at the time they receive restricted shares or performance share awards, based on the fair market value of the ordinary shares at that time, by filing an election with the U.S. Internal Revenue Service pursuant to Section 83(b) of the Code. Participants should consult with their tax advisor regarding whether this election is appropriate.

Gain or Loss on Sale or Exchange of Shares

In general, and except as noted above with respect to ISOs, gain or loss from the sale or exchange of ordinary shares granted or awarded under the 2019 EIP will be treated as capital gain or loss, provided that the ordinary shares are held as capital assets at the time of the sale or exchange.

Deductibility by Weatherford

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will generally be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code (see “—Section 162(m)” and “—Parachute Payments” below).

Section 162(m)

The compensation attributable to awards under the 2019 EIP granted to persons who are “covered employees” of the Company, within the meaning of Section 162(m) of the Code, is subject to the tax deduction limits of Section 162(m) of the Code, which generally provides that any compensation in excess of $1 million, including compensation attributable to

Weatherford International plc — 2026 Shareholder Meetings 71

awards under the 2019 EIP aggregated with all other compensation, received by such covered employees in any year will not be deductible by us.

Parachute Payments

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of options and benefits paid under other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.

Section 409A

Section 409A of the Code applies to compensation plans providing deferred compensation to employees, directors and consultants and potentially could apply to the different awards available under the 2019 EIP. Failure to comply with Section 409A of the Code with respect to a specific award, in the absence of an applicable exemption, could result in current income taxation to the participant for all amounts deferred as part of that award as well as the imposition of an additional 20% tax and interest on any underpayment of tax. In general, Section 409A of the Code should not apply to nonqualified options, ISOs and SARs (that are not discounted) and restricted shares (provided there is no deferral of income beyond the vesting date). Section 409A of the Code may apply to RSUs, PSUs, performance share awards, other share-based awards. It is the intent of Weatherford that awards under the 2019 EIP that are not exempt from Section 409A of the Code will be structured and administered in a manner that complies with the requirements of Section 409A of the Code.

Tax Consequences for Other Jurisdictions

Tax matters are very complicated, and the tax consequences that a participant may experience in connection with the 2019 EIP will depend on their specific circumstances and the jurisdiction in which they are subject to tax. A citizen or resident of more than one country or that has changed their place of residency over the life of an award, may owe tax on the award in multiple jurisdictions.

NEW PLAN BENEFITS

As of the date of this Proxy Statement, no awards have been made with respect to the additional shares proposed to be approved for future grants of awards under the 2019 EIP. Any grants of awards under the 2019 EIP, and the terms and conditions of those awards, will be made in the discretion of the Committee. Therefore, we cannot now determine the number or type of awards to be approved in the future to any particular person or group of employees under the 2019 EIP.

EQUITY COMPENSATION PLAN TABLE

See “Executive Compensation Tables—Equity Compensation Plan Information” for information regarding shares authorized for issuance under our 2019 EIP.

REGISTRATION WITH THE SEC

If the Amendment is approved by shareholders at the AGM, the Company will file a Registration Statement on Form S-8 with the SEC with respect to the ordinary shares to be registered pursuant to the Amendment, as soon as reasonably practical following shareholder approval.

VOTE REQUIRED

The vote will be held by ordinary resolution. To pass, this proposal requires approval by the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

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EFFECT OF PROPOSAL

If the Amendment is not approved by our shareholders, we may continue to make awards under the 2019 EIP up to the current authorized maximum. In the event that we have insufficient shares available for issuance under the 2019 EIP to cover our projected grants, we may have to increase the cash component of our compensation program in order to remain competitive and adequately compensate our employees. Replacing equity awards with cash awards may not align the interests of our executive officers or our other employees with the interests of our shareholders. Our cash compensation expense could increase and necessitate the use of cash better utilized in our operations.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Equity Incentive Plan Proposal as an ordinary resolution at the AGM.

RESOLUTION

“THAT, the amendment and restatement of the Weatherford International plc Fourth Amended and Restated 2019 Equity Incentive Plan be, and is hereby, approved.”

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AGM AGENDA ITEM 5 – THE ANNUAL SHARE ISSUANCE AUTHORITY PROPOSAL

The Board of Directors recommends that you vote “FOR” this proposal.

Under Irish law, directors of an Irish public limited company must have authority from the company’s shareholders to issue any shares or to grant rights to acquire shares (for example, pursuant to options, warrants or other convertible securities), including shares which are part of the company’s authorized but unissued share capital. This requirement does not apply to the issue of shares or the grant of rights to acquire shares issued to employees or former employees under an employees’ equity incentive plan.

Our current authorization permits the Board to issue up to 14,511,000 ordinary shares, and is due to expire on September 11, 2026. We are presenting this AGM Agenda Item 5 to renew the Board’s authority to issue authorized but unissued shares and to grant rights to acquire such shares on the terms set forth below.

In line with customary practice for public companies incorporated in Ireland and listed in U.S. markets, we are seeking approval from our shareholders to authorize the Board to issue, and/or to grant rights to acquire, up to a maximum of 14,387,000 ordinary shares (representing approximately 20% of our issued ordinary share capital as of April 9, 2026 (the latest practicable date before this Proxy Statement)) for a period expiring on the later of the next annual general meeting of shareholders of the Company or 15 months from the date of the AGM, unless otherwise varied, revoked or renewed. We expect to propose renewal of this authorization at our annual general meetings in subsequent years.

VOTE REQUIRED

The vote will be held by ordinary resolution. To pass, this proposal requires approval by the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

Granting the Board this authority is a routine matter for listed public companies incorporated in Ireland and is consistent with Irish market practice. This renewal of authority is fundamental to our business and enables us to issue shares or rights to acquire shares, including, if applicable, in connection with funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issue of shares. Instead, approval of this proposal will only grant the Board the authority to issue, and grant rights to acquire, shares that are already included in our authorized share capital under the Weatherford-Ireland Articles.

In addition, we note that, because we are a Nasdaq-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances without first obtaining shareholder approval. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the Nasdaq with whom we compete. Accordingly, approval of this resolution would merely place us on equal footing with other Nasdaq-listed companies.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Annual Share Issuance Authority Proposal as an ordinary resolution at the AGM.

RESOLUTION

“THAT, without prejudice to all existing allotment authorities, the directors of the Company be and are hereby generally and unconditionally authorized, with effect from the passing of this resolution, to exercise all powers of the Company to allot and issue relevant securities (within the meaning of section 1021 of the Companies Act

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2014, as amended) up to an aggregate nominal value of $14,387 (which represents 14,387,000 ordinary shares, being equivalent to approximately 20% of the aggregate nominal value and number of the issued ordinary shares of $0.001 each (nominal value) in the capital of the Company as of April 9, 2026) and the authority conferred by this resolution shall expire on the later of the next annual general meeting of the Company or 15 months from the passing of this resolution, unless previously renewed, varied or revoked, provided that the Company may, before such expiry, make an offer or agreement, which would, or might, require relevant securities to be allotted and issued after such expiry, and, in that case, the directors of the Company may allot and issue relevant securities in pursuance of any such offer or agreement as if the authority conferred by this resolution had not expired.”

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AGM AGENDA ITEM 6 – THE ANNUAL PREEMPTION RIGHTS’ OPT-OUT PROPOSAL

The Board of Directors recommends that you vote “FOR” this proposal.

Under Irish law, unless the directors are otherwise authorized and empowered to opt-out, when an Irish listed public company proposes to issue shares or to grant rights to acquire shares (for example, pursuant to options, warrants or other convertible securities) in exchange for cash, it is required to first offer those shares on the same or more favorable terms to existing shareholders of the company on a pro rata basis (commonly referred to as statutory pre-emption rights).

Our current authority empowers our directors to issue up to 14,511,000 ordinary shares free from statutory pre-emption rights, and is due to expire on September 11, 2026. In conjunction with AGM Agenda Item 5 to renew the Board’s general authority to issue shares, we are presenting this proposal to renew the Board’s authority to issue our shares free from statutory pre-emption rights on the terms set forth below.

In line with customary practice for public companies incorporated in Ireland and listed on U.S. markets, we are seeking authority from our shareholders to authorize and empower the Board to issue shares free from statutory pre-emption rights in respect of (1) the issuance of ordinary shares for cash in connection with any rights issue and (2) the issuance of, and/or the grant of rights to acquire, ordinary shares for cash, if the issuance is limited to a maximum of 14,387,000 ordinary shares (representing approximately 20% of our issued ordinary share capital as of April 9, 2026 (the latest practicable date before this Proxy Statement). The proposed authority would extend for a period expiring on the later of the next annual general meeting of shareholders of the Company or 15 months from the date of the AGM, unless otherwise varied, revoked or renewed. We expect to propose renewal of this authorization at our annual general meetings in subsequent years.

VOTE REQUIRED

The vote will be held by special resolution. To pass, this proposal requires the affirmative vote of at least 75% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish customary practice. Similar to the authorization sought for AGM Agenda Item 5, this authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. This approval will grant the Board the power to issue shares and rights to acquire shares free from statutory pre-emption rights in the same manner as our existing authority (but subject to the caps referred to above). Without this authorization, in each case where we propose to issue shares, and/or grant rights to acquire shares, for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the Nasdaq with whom we compete. Accordingly, approval of this resolution would merely place us on equal footing with other Nasdaq-listed companies.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Annual Preemption Rights’ Opt-out Proposal as a special resolution at the AGM.

RESOLUTION

“THAT, subject to the passing of Resolution 5, above, and without prejudice to all existing powers, the directors of the Company be and are hereby empowered, with effect from the passing of this resolution, pursuant to section 1023 of the Companies Act 2014, as amended (the “Companies Act”), to allot and issue equity securities (within

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the meaning of section 1023 of the Companies Act) for cash, pursuant to the authority conferred by the resolution set out in the said AGM Agenda Item 5 as if section 1022(1) of the Companies Act did not apply to any such allotment, provided that this power shall be limited to:

(a)

the allotment and issue of equity securities in connection with a rights issue in favor of the holders of ordinary shares of $0.001 in the capital of the Company (the “Ordinary Shares”) (including rights to subscribe for, or convert other securities into, Ordinary Shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be practicable) to the respective numbers of Ordinary Shares held by them (but subject to such exclusions or other arrangements as the directors of the Company may deem necessary or expedient to deal with any treasury shares, fractional entitlements that would otherwise arise, record dates or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and

(b)

the allotment and issue (other than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $14,387 (which represents 14,387,000 Ordinary Shares, being equivalent to approximately 20% of the aggregate nominal value of the issued share capital of the Company as of April 9, 2026), and, in each case, the authority conferred by this resolution shall expire on the later of the next annual general meeting of the Company or 15 months from the passing of this resolution, unless renewed, varied or revoked, provided that the Company may, before such expiry, make an offer or agreement, which would, or might, require any such securities to be allotted and issued after such expiry, and, in that case, the directors may allot and issue equity securities in pursuance of any such offer or agreement as if the authority conferred in this resolution had not expired.”

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OVERVIEW OF REDOMESTICATION PROPOSALS

We are asking you to vote on a number of proposals relating to a “scheme of arrangement” under Irish law that would result in the change of the place of incorporation of the ultimate parent holding company of the Weatherford group of companies from Ireland to Texas. Completion of the proposed Scheme of Arrangement will result in the cancellation of your Weatherford-Ireland ordinary shares, and the replacement of those shares with an equal number of shares of common stock issued by Weatherford-US, as further described below. As a result of such Scheme of Arrangement, Weatherford-US will be the new parent company of the Weatherford group of companies. Our listing on Nasdaq is expected to continue under the same ticker symbol, “WFRD.” Approval of each of AGM Agenda Items 7 through 11 (which we also call the “Conditional Proposals” in this Proxy Statement) by our shareholders is a condition to the Scheme of Arrangement becoming effective, and the Scheme of Arrangement will not be implemented if any of the Conditional Proposals are not approved. None of the proposals described in the Scheme of Arrangement Proposal or AGM Agenda Items 7 through 12 are conditioned upon the approval of the proposals in AGM Agenda Items 1 through 6, and therefore the Scheme of Arrangement (and the Redomestication) may be implemented even if any of the proposals in AGM Agenda Items 1 through 6 are not approved by shareholders.

STRUCTURE OF THE REDOMESTICATION

In the Court Meeting Agenda Item: The Scheme of Arrangement Proposal, we are seeking your approval at the Court Meeting of the Scheme of Arrangement, that, once it becomes effective, will result in you owning common stock of Weatherford-US, instead of ordinary shares of Weatherford-Ireland.

In AGM Agenda Item 7: The Scheme Implementation Proposal, we are seeking your approval at the AGM of the Scheme of Arrangement by, and on behalf of, Weatherford-Ireland and the authorization of the directors of Weatherford-Ireland to take all such actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect.

In AGM Agenda Item 8: The Capital Reduction Proposal, we are seeking your approval at the AGM of a capital reduction under sections 84 to 86 of the Companies Act to effect the cancellation of Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement.

In AGM Agenda Item 9: The Weatherford-US Allotment Proposal, we are seeking your approval at the AGM of the terms of the subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford-US.

In AGM Agenda Item 10: The Scheme Allotment and Application of Reserves Proposal, we are seeking your approval at the AGM of the authorization of the directors of Weatherford-Ireland to allot and issue new Weatherford-Ireland ordinary shares to Weatherford-US and/or its nominee(s) in an amount equal to the number of Weatherford-Ireland ordinary shares cancelled in connection with the Scheme of Arrangement and the application of the reserve credit arising in the books of account of Weatherford-Ireland as a result of such cancellation in paying-up in full, to their nominal value, such number of new Weatherford-Ireland ordinary shares to be allotted and issued to Weatherford-US and/or its nominee(s) in the manner described in the Scheme of Arrangement.

In AGM Agenda Item 11: The Articles Amendment Proposal, we are seeking your approval at the AGM of an amendment to the Weatherford-Ireland Articles so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time to persons other than Weatherford-US or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration (as defined below).

In AGM Agenda Item 12: The Adjournment Proposal, we are seeking your approval at the AGM of any motion by the chairperson of the meeting to adjourn the AGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the AGM to approve the resolutions proposed at the AGM.

There are several steps required to effect the Scheme of Arrangement and the Redomestication, including holding the Court Meeting and the AGM.

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•

The Court Meeting is being convened in accordance with an order of the Irish High Court dated April 20, 2026 to afford the Weatherford-Ireland shareholders an opportunity to consider and vote in respect of the Scheme of Arrangement Proposal as required by Irish law.

•

The AGM is being convened by the Board in order to obtain shareholder approval of certain resolutions that are put before the shareholders on an annual basis (as described above), as well as certain additional resolutions necessary to implement the Scheme of Arrangement and related matters.

If each of the Conditional Proposals (i.e., AGM Agenda Items 7 through 11) are approved by the shareholders and the other conditions to the Scheme of Arrangement have been satisfied or (to the extent permitted) waived and we do not abandon the Scheme of Arrangement, we will seek the Irish High Court’s sanction of the Scheme of Arrangement and confirmation of the related capital reduction.

If we obtain the requisite approvals from our shareholders and the Irish High Court sanctions the Scheme of Arrangement and confirms the related capital reduction, and if all of the other conditions to the Scheme of Arrangement are satisfied or (to the extent permitted) waived, we intend to deliver an office copy of the Irish High Court order sanctioning the Scheme of Arrangement and confirming the related capital reduction (the “Court Order”) and a copy of the minute required by section 86 of the Companies Act in respect of the capital reduction to the Irish Registrar of Companies for registration within 21 days of the Court Order being made.

The Scheme of Arrangement and related capital reduction will become effective upon delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies (the time at which the Scheme of Arrangement becomes so effective is referred to hereafter as the “Effective Time”).

Weatherford-Ireland will arrange for delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies in order that the Effective Time will occur before the opening of trading of the Weatherford-Ireland ordinary shares on Nasdaq on the date of such delivery and registration. The Effective Time will depend on factors such as any postponement or adjournment of the Sanction Hearing. The Scheme of Arrangement is not expected to affect our stock exchange listing on Nasdaq. The Weatherford-US common stock is expected to be listed on Nasdaq under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares are currently listed.

Pursuant to the Scheme of Arrangement and at the Effective Time:

1.	All of the existing Weatherford-Ireland ordinary shares (other than any Weatherford-Ireland ordinary shares held by Weatherford-US and, if applicable, its nominee(s)) will be cancelled;

2.

The issued share capital of Weatherford-Ireland will be increased to its former amount by the allotment and issue to Weatherford-US and/or its nominee(s) of such number of new Weatherford-Ireland ordinary shares equal to the number of Weatherford-Ireland ordinary shares cancelled and the reserve credit arising in the books of account of Weatherford-Ireland as a result of the cancellation shall be capitalized and applied in paying-up such new shares in full to their nominal value, such that, following such allotment and issue, the entire issued share capital of Weatherford-Ireland will be held by Weatherford-US and/or its nominee(s); and

3.

As consideration for the cancellation of the existing Weatherford-Ireland ordinary shares and the allotment and issue of the new Weatherford-Ireland ordinary shares to Weatherford-US, Weatherford-US shall issue and deliver to each Weatherford-Ireland shareholder whose shares are cancelled, one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share owned by such shareholder.

As a result of the Scheme of Arrangement, each shareholder of Weatherford-Ireland (other than Weatherford-US and, if applicable, its nominee(s)) will receive one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share owned by such shareholder. The members of the Board then in office will become the members of the board of directors of Weatherford-US (the “Weatherford-US Board”) at the Effective Time.

After the Effective Time, you will continue to own an interest in the ultimate parent holding company of the Weatherford group of companies, which will conduct the same business operations through its subsidiaries as conducted by Weatherford-Ireland through its subsidiaries before the Effective Time. The number of shares of Weatherford-US common stock you will own will be the same as the number of Weatherford-Ireland ordinary shares you owned prior to the Effective Time, and your relative ownership interest in Weatherford will remain unchanged.

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As of the Voting Record Time, 71,933,662 Weatherford-Ireland ordinary shares were issued and outstanding.

The actions contemplated by the Scheme of Arrangement, including the Scheme of Arrangement Proposal, the Scheme Implementation Proposal, the Capital Reduction Proposal, the Weatherford-US Allotment Proposal, the Scheme Allotment and Application of Reserves Proposal and the Articles Amendment Proposal, are sometimes referred to herein as the “Redomestication.”

If, and only if, the Redomestication is consummated, it is intended that Weatherford-Ireland will be re-registered as a private company limited by shares.

The following diagram depicts our simplified organizational structure immediately before and after the Redomestication. The diagram omits certain immaterial details, including various direct and indirect subsidiaries of Weatherford-Ireland and other structural features of the organizational structure of the Weatherford group of companies, that are not necessary to an understanding of the Redomestication.

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QUESTIONS AND ANSWERS ABOUT THE REDOMESTICATION

The following questions and answers are intended to address briefly what we expect to be commonly asked questions regarding the proposed Redomestication. These questions and answers do not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this Proxy Statement, its annexes and exhibits and the documents referred to or incorporated by reference in this Proxy Statement. For instructions on obtaining the documents incorporated by reference, see “Where You Can Find More Information.”

Q:	What am I being asked to vote on at the shareholder meetings regarding the proposed Redomestication?

A:	You are being asked to vote on the following matters related to the proposed Redomestication.

At the Court Meeting, to approve the Scheme of Arrangement Proposal, pursuant to which:

1.	All of the existing Weatherford-Ireland ordinary shares (other than any Weatherford-Ireland ordinary shares held by Weatherford-US and, if applicable, its nominee(s)) will be cancelled;
2.

The issued share capital of Weatherford-Ireland will be increased to its former amount by the allotment and issue to Weatherford-US and/or its nominee(s) of such number of new Weatherford-Ireland ordinary shares equal to the number of Weatherford-Ireland ordinary shares cancelled and the reserve credit arising in the books of account of Weatherford-Ireland as a result of the cancellation shall be capitalized and applied in paying-up such new shares in full to their nominal value, such that, following such allotment and issue, the entire issued share capital of Weatherford-Ireland will be held by Weatherford-US and/or its nominee(s); and

3.

As consideration for the cancellation of the existing Weatherford-Ireland ordinary shares and the allotment and issue of the new Weatherford-Ireland ordinary shares to Weatherford-US, Weatherford-US shall issue and deliver to each Weatherford-Ireland shareholder whose shares are cancelled, one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share owned by such shareholder.

At the AGM (provided the Scheme of Arrangement Proposal has first been approved at the Court Meeting) pursuant to AGM Agenda Items 7-12:

•

To approve the Scheme of Arrangement by, and on behalf of, Weatherford-Ireland and to authorize the directors of Weatherford-Ireland to take all such actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect;

•	To approve a capital reduction under sections 84 to 86 of the Companies Act to effect the cancellation of Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement;

•	To approve the terms of the subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford-US;

•

To approve the authorization of the directors of Weatherford-Ireland to allot and issue new Weatherford-Ireland ordinary shares to Weatherford-US and/or its nominee(s) in an amount equal to the number of Weatherford-Ireland ordinary shares cancelled in connection with the Scheme of Arrangement and to apply the reserve credit arising in the books of account of Weatherford-Ireland as a result of such cancellation in paying-up in full, to their nominal value, such number of new Weatherford-Ireland ordinary shares to be allotted and issued to Weatherford-US and/or its nominee(s) in the manner described in the Scheme of Arrangement;

•

To approve an amendment to Weatherford-Ireland Articles so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time to persons other than Weatherford-US or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration (as defined below); and

•

To approve any motion by the chairperson of the meeting to adjourn the AGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the AGM to approve the resolutions proposed at the AGM.

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Please see “Court Meeting Agenda Item: The Scheme of Arrangement Proposal,” “AGM Agenda Item 7: The Scheme Implementation Proposal,” “AGM Agenda Item 8: The Capital Reduction Proposal,” “AGM Agenda Item 9: The Weatherford-US Allotment Proposal,” “AGM Agenda Item 10: The Scheme Allotment and Application of Reserves Proposal,” “AGM Agenda Item 11: The Articles Amendment Proposal,” and “AGM Agenda Item 12: The Adjournment Proposal” for more information about the meeting proposals.

Q:	Why is Weatherford proposing the Scheme of Arrangement and related transactions?

A:

The Board and the Company’s management undertake from time to time a review of the Company’s structure and operations, including the jurisdiction of incorporation of the ultimate Weatherford parent company. In 2025, the Board and the Company’s management team began considering a corporate reorganization with greater focus following various developments including changes to the Company’s financial condition, global footprint and critical mass in our Houston, Texas headquarters, together with changes to several applicable regulatory frameworks.

The Company believes the Redomestication will enhance shareholder value over the long-term through:

•	simplifying our corporate and operational structure, including to reduce or eliminate certain administrative, and compliance burdens as well as costs;

•	providing the possibility of a larger U.S. shareholder base and greater access to capital, including by broadening our potential lender base;

•	facilitating mergers and acquisitions activity that may enhance shareholder value;

•	adhering to a set of statutorily established principles of corporate governance; and

•	improving our ability to respond to and otherwise take advantage of developments in tax laws.

We believe these are compelling reasons to support the Redomestication. Please see “Court Meeting Agenda Item: The Scheme of Arrangement Proposal—Background and Reasons for the Redomestication.”

Q:	Why do you want to change Weatherford’s place of domicile from Ireland to the United States?

A:	In making its recommendation, the Board considered a number of factors, including those listed below:

We believe that the Redomestication will result in a simplified corporate structure, including aligning the country where we are incorporated with where our corporate headquarters are, which we believe will improve our operational and financial flexibility and reduce compliance costs. Redomesticating to the United States is expected to allow us to gain efficiencies in our corporate treasury, cash management, risk management and tax functions. We also believe the Redomestication will better align the place of incorporation of our ultimate parent entity with financing sources, including by providing us greater access to capital, by, among other things, broadening our potential lender base, when accessing U.S. capital markets for U.S. dollar denominated debt financing and lower expected debt service costs, and may also enhance and facilitate mergers and acquisition activity.

Additionally, centralizing the Company’s structure in the United States should allow us to eliminate unnecessary and redundant subsidiaries and associated costs, as well as eliminate unnecessary administrative cash management procedures and reduce transactional costs associated with intercompany cash flows. For instance, we expect to gain efficiencies through a more streamlined U.S.-based reporting structure by eliminating multiple and redundant regulatory reporting requirements, including the need to comply with certain corporate approvals and filings with Irish regulatory authorities in addition to our U.S. Exchange Act filings with the SEC. Please see “Court Meeting Agenda Item: The Scheme of Arrangement Proposal—Background and Reasons for the Redomestication.”

Q:	Why was Texas selected as the place of incorporation for Weatherford-US?

A:

In addition to our deep connection to Texas, the Board considered Texas’s statute-focused approach to corporate law as well as other merits of Texas law and determined that Texas’s approach is likely to foster greater predictability for the Company. The 2025 amendments to the TBOC, including the codification of the business judgment rule, promote stability and certainty for corporate decision-making as well as provide greater certainty about the outcome of key business decisions. The amendments also provide statutory clarity, which may result in costs savings to Weatherford-

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US and its shareholders, including by allowing the company to focus on running its business and creating shareholder value. Texas also recently, among other updates:

•

codified the business judgment rule, which benefits shareholders by allowing the Board to exercise its business judgment but protecting shareholders and the company in the absence of fraud, intentional misconduct, an ultra vires act or a knowing violation of law;

•

implemented a legal framework that simultaneously protects shareholders from intentional misconduct and other improper acts, while mitigating the risk of potentially frivolous, distracting and meritless litigation; and

•	established the Texas Business Court to preside over certain corporate and commercial claims, providing specialization and potentially streamlining any future litigation.

The Board believes that Texas is committed to continuing to develop its modern, forward-looking corporate governance regime that provides an attractive environment for corporate value creation. Please see “Court Meeting Agenda Item: The Scheme of Arrangement Proposal—Background and Reasons for the Redomestication.”

Q:	What vote of Weatherford-Ireland shareholders is required to approve the Redomestication proposals?

A:

The Scheme of Arrangement Proposal requires approval by the affirmative vote of a majority in number of Weatherford-Ireland registered shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Court Meeting), representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all Weatherford-Ireland registered shareholders so present and voting (in person or by proxy).

Approval of the Scheme Implementation Proposal, the Scheme Allotment and Application of Reserves Proposal and any Adjournment Proposal will be decided by “ordinary resolution,” which, in order to pass, require a simple majority of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal. Approval of the Capital Reduction Proposal, the Weatherford-US Allotment Proposal and the Articles Amendment Proposal will be decided by “special resolution” which, in order to pass, require the affirmative vote of at least 75% of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal. Generally, abstentions and broker “non-votes” will not affect the voting results for any of the proposals under Irish law or Nasdaq rules.

Please see “Meeting and Voting Information—Quorum and Voting” for further information.

Q:	When do you expect the Redomestication to be consummated?

A:

We currently expect to complete the Scheme of Arrangement, if approved and sanctioned, during the third quarter of 2026. The Redomestication may be abandoned by our Board for any reason prior to obtaining the sanction of the Irish High Court, even if the Redomestication has been approved by the requisite vote of the Weatherford-Ireland shareholders.

The Board may determine not to proceed with the Redomestication in its absolute discretion at any time and/or for any reason prior to the Scheme of Arrangement being sanctioned by the Irish High Court.

Please see “Court Meeting Agenda Item: The Scheme of Arrangement Proposal—Effective Time of the Redomestication” and “Court Meeting Agenda Item: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.”

Q:	If all required approvals are obtained and conditions are satisfied or waived, is the Redomestication required to be consummated?

A:

The Redomestication may be abandoned by our Board at any time and/or for any reason prior to obtaining the sanction of the Irish High Court, even if the Redomestication has been approved by the requisite vote of the Weatherford-Ireland shareholders. However, once the Scheme of Arrangement is sanctioned by the Irish High Court, the Board will not have discretion under Irish law to subsequently refuse to consummate the Scheme of Arrangement without obtaining the prior approval of the Irish High Court.

Please see “Court Meeting Agenda Item: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.”

Q:	Will the Redomestication affect Weatherford’s current or future operations?

A:	We believe that the Redomestication will have no material impact on how we conduct our day-to-day operations.

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Q:	Will the Redomestication dilute my economic interest?

A:

No, the Redomestication will not dilute your economic interest in Weatherford. Immediately after the Redomestication, the number of issued and outstanding shares of Weatherford-US common stock will be the same as the number of issued and outstanding shares of Weatherford-Ireland immediately before the completion of the Redomestication. Weatherford-US will assume Weatherford-Ireland’s existing obligation to deliver shares under its equity incentive plan, warrants and other rights.

Q:	Will the Redomestication affect Weatherford’s ability to pay cash dividends?

A:

We currently do not expect the Redomestication to affect our previously announced dividend program, and expect to continue to pay cash dividends in the future, although changes in our dividend program may be considered in light of our results of operations, financial condition, contractual restrictions and capital requirements, and any other factors our Board may consider relevant. It is expected that Weatherford-US would pay (or cause to be paid) any dividends declared by Weatherford-Ireland prior to the Effective Time of the Scheme of Arrangement in connection with Weatherford-Ireland’s quarterly dividend program.

Q:	How will the Redomestication affect Weatherford’s financial reporting and the information Weatherford provides to its shareholders?

A:

Upon completion of the actions contemplated by the Scheme of Arrangement, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the applicable corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). We will continue to file reports on Forms 10-K, 10-Q and 8-K with the SEC, as we currently do. We will no longer be required to provide you with Irish Statutory Accounts prepared in accordance with Irish law.

Q:	How will Weatherford-US common stock differ from Weatherford-Ireland ordinary shares?

A:

Your rights as a holder of Weatherford-US common stock will be similar to your existing rights as a holder of Weatherford-Ireland ordinary shares. However, there are differences between what your rights as a shareholder will be under United States (particularly, Texas) law and what they currently are as a shareholder under Irish law. In addition, there are differences between the organizational documents of Weatherford-US and Weatherford-Ireland.

We discuss these and other differences in detail under “Description of Weatherford-US Capital Stock” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Weatherford-US’ restated certificate of formation (the “Texas Charter”) and amended and restated bylaws (“Bylaws”) will be substantially in the forms attached to this Proxy Statement as Annexes D and E, respectively.

Q:	What are the material tax consequences of the Redomestication to holders of Weatherford-Ireland ordinary shares?

A:

It is intended that holders of Weatherford-Ireland ordinary shares will not recognize gain or loss for U.S. federal income tax purposes in the Redomestication, but the consummation of the Redomestication is not conditioned upon the receipt of a tax opinion to that effect or a tax ruling from the U.S. Internal Revenue Service (the “IRS”) to that effect. Determining the actual tax consequences of the Redomestication to you may be complex and will depend on your specific situation. You should consult your tax advisor for a full understanding of the tax consequences of the Redomestication to you.

For Irish tax law purposes, holders of Weatherford-Ireland ordinary shares who are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable to Irish capital gains tax (“CGT”) or corporation tax on chargeable gains in the case of corporate holders of Weatherford-Ireland ordinary shares, on the cancellation of their Weatherford-Ireland ordinary shares in connection with the Scheme of Arrangement, unless such shares were used in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency.

For a discussion of certain material U.S. federal and Irish tax consequences of the Redomestication to Weatherford’s shareholders and Weatherford, please see “Material Tax Considerations Relating to the Redomestication.”

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Q:	If the Scheme of Arrangement is approved and consummated, do I have to take any action to cancel my Weatherford-Ireland ordinary shares and receive shares of Weatherford-US common stock?

A:

At the Effective Time, each Weatherford-Ireland shareholder will be issued one share of Weatherford-US common stock in place of each Weatherford-Ireland ordinary share cancelled pursuant to the Scheme of Arrangement.

Weatherford-Ireland ordinary shares are recorded in book-entry form on our share register which is kept and maintained by our transfer agent. At the Effective Time, the share registers of Weatherford-Ireland and Weatherford-US will be updated by our transfer agent to reflect the cancellation of the Weatherford-Ireland ordinary shares pursuant to the Scheme of Arrangement and the issuance of new shares of Weatherford-US common stock in their place.

If you hold your Weatherford-Ireland ordinary shares as a registered shareholder, your ownership of new shares of Weatherford-US common stock will be recorded in book-entry form by the transfer agent without the need for any additional action on your part.

If you hold your Weatherford-Ireland ordinary shares beneficially in “street name” through a bank, broker or other nominee within the facilities of the DTC, your ownership of new shares of Weatherford-US common stock will be recorded in book-entry form by your bank, broker or other nominee without the need for any additional action on your part (unless otherwise advised by your bank, broker or other nominee).

Please see “Court Meeting Agenda Item: The Scheme of Arrangement Proposal—Cancellation and Issuance of Shares.”

Q:	What will I receive for my Weatherford-Ireland ordinary shares?

A:	In the Redomestication, you will receive one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share you hold and which is cancelled pursuant to the Scheme of Arrangement.

Q:	Can I trade Weatherford-Ireland ordinary shares between the date of this Proxy Statement and the effective time of the Redomestication?

A:	Yes. Weatherford-Ireland ordinary shares will continue to trade during this period.

Q:	After the Redomestication, where can I trade shares of Weatherford-US common stock?

A:

We intend to make application so that, following the Redomestication, the shares of Weatherford-US common stock will be listed on Nasdaq under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares are currently listed.

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RISK FACTORS

Prior to making any decision as to whether or not to vote in favor of the Redomestication and the proposals discussed in the Scheme of Arrangement Proposal and the proposals described in AGM Agenda Items 7 through 12 in this Proxy Statement, Weatherford-Ireland shareholders should carefully consider risk factors associated with holding shares of common stock of Weatherford-US, Weatherford’s business and the industry in which it operates, together with all other information contained in this Proxy Statement, including, in particular the risk factors described below.

You should carefully consider the following factors as well as the other information contained in and incorporated by reference into this Proxy Statement, including the risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent filings we make with the SEC prior to the date of the shareholder meetings. For information about Weatherford-Ireland’s filings incorporated by reference in this Proxy Statement, see the section entitled “Where You Can Find More Information.”

Risks Relating to Weatherford-Ireland’s Business

You should read and consider the risk factors specific to Weatherford-Ireland’s business that will continue to affect Weatherford-US after completion of the Redomestication. These risks include those described (A) under the heading “Risk Factors” in (i) our Annual Report on Form 10-K for the year ended December 31, 2025, which are each incorporated by reference into this Proxy Statement, and (ii) in other documents that are incorporated by reference into this Proxy Statement, and (B) in any subsequent filings we make with the SEC prior to the date of the shareholder meetings.

Risks Relating to Weatherford-US

Your rights as a Weatherford shareholder will change as a result of the Scheme of Arrangement due to differences between applicable United States (particularly, Texas) law and Irish law.

Because of differences between applicable United States (particularly, Texas) law and Irish law, if the Scheme of Arrangement is consummated, certain of your rights as a shareholder will change. The governing documents of Weatherford-US will provide the shareholders and Weatherford-US Board with substantially similar rights and powers as currently provided under Weatherford-Ireland’s governing documents; nevertheless, Weatherford-US’ governing documents, both in form and substance, and your rights as a Weatherford-US shareholder, will change. Certain of these changes will be conditioned on the approval of proposals at the shareholder meetings relating to the adoption of the Bylaws. Further, although not reflected in the Texas Charter or Bylaws, because Weatherford-US will not be incorporated in Ireland, if the Redomestication is consummated, attempted takeovers of Weatherford-US would not, as a matter of law, be subject to the Irish Takeover Rules nor the supervision by the Irish Takeover Panel. A discussion of material differences in shareholder rights between Weatherford-Ireland and Weatherford-US is included in detail under “Description of Weatherford-US Capital Stock,” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Weatherford-US’ Texas Charter and Bylaws will be substantially in the forms attached to this Proxy Statement as Annexes D and E, respectively, subject to the items identified above which will be subject to approval by holders of Weatherford-Ireland ordinary shares at the AGM as referenced above.

Provisions in the Texas Charter and Bylaws could impact change in control transactions.

In addition to protections afforded under the Texas Business Organizations Code (the “TBOC”), the Texas Charter and Bylaws will contain provisions that could have the effect of delaying or preventing changes in control or changes in management or the Weatherford-US Board. These provisions include:

•

authorizing the Weatherford-US Board to issue preferred stock from time to time in one or more series, on such terms as may be determined by the Weatherford-US Board, without the approval of our shareholders;

•

providing that all vacancies, including newly created directorships, may, except as otherwise required by law or, if applicable, the rights of holders of a series of preferred stock, only be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum (prior to such time, vacancies may also be filled by shareholders holding a majority of the outstanding shares of Weatherford-US common stock);

•

permitting any action by shareholders to be taken only at an annual meeting or special meeting rather than by a written consent of the shareholders, subject to the rights of any series of preferred stock with respect to such rights;

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•

permitting special meetings of the Weatherford-US shareholders to be called only by the chairperson of the Weatherford-US Board or the Weatherford-US Board pursuant to a resolution adopted by the affirmative vote of a majority of the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships;

•	prohibiting cumulative voting in the election of directors;

•	establishing advance notice provisions for shareholder proposals and nominations for elections to the Weatherford-US Board to be acted upon at meetings of shareholders; and

•	providing that the Weatherford-US Board is expressly authorized to adopt, or to alter or repeal the Bylaws.

The Bylaws will designate the Texas Business Court as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by shareholders, which could limit shareholders’ ability to obtain their preferred judicial forum for disputes with Weatherford-US or its directors or officers or other matters pertaining to Weatherford-US’ internal affairs.

The Bylaws will provide that, subject to limited exceptions, the Texas Business Court will be the exclusive forum for:

•	any derivative action or proceeding brought on behalf of Weatherford-US;

•

any action asserting a claim for or based on a breach of fiduciary duty owed by any current or former director, officer, or employee of Weatherford-US to Weatherford-US or Weatherford-US’ shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty;

•

any action asserting a claim against Weatherford-US or any current or former director or officer or other employee of Weatherford-US pursuant to any provision of the TBOC or the Texas Charter or Bylaws (in each case, as they may be amended from time to time);

•	any action asserting a claim related to or involving Weatherford-US that is governed by the internal affairs doctrine; or

•	any action asserting an “internal entity claim” as that term is defined in section 2.115 of the TBOC.

This choice of forum provision may limit a shareholder’s ability to bring a claim in their preferred judicial forum for disputes with Weatherford-US or its directors, officers or other matters pertaining to Weatherford-US’ internal affairs, and may discourage lawsuits with respect to such claims. Alternatively, if a court were to find these provisions of the Bylaws inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings, Weatherford-US may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect its business, financial condition or operating results.

There has been no prior public trading for the shares of Weatherford-US common stock on Nasdaq prior to the Redomestication, and the market for the Weatherford-US common stock after the Redomestication may differ from the market for the Weatherford-Ireland ordinary shares.

We intend to list Weatherford-US common stock on Nasdaq under the symbol “WFRD,” the same trading symbol used for the Weatherford-Ireland ordinary shares prior to the consummation of the Redomestication. The market price, trading volume or volatility of the Weatherford-US common stock could be different from those of the Weatherford-Ireland ordinary shares. Although the Weatherford-Ireland ordinary shares have been listed on Nasdaq since June of 2021, there has been no public trading market for the shares of Weatherford-US common stock. Following the listing of the shares of Weatherford-US common stock on Nasdaq, there can be no assurance that the trading market for such shares will continue to be as active or liquid as was the trading market for the Weatherford-Ireland ordinary shares prior to the Redomestication, or that the trading price of the shares of Weatherford-US common stock following the Redomestication may not be effectively lower than the trading price of the Weatherford-Ireland ordinary shares.

Risks Relating to the Redomestication

The anticipated benefits of the Redomestication may not be realized.

We may not realize the benefits we anticipate from the Redomestication, particularly as the achievement of the cost savings and other benefits, some of which are subject to factors that we do not and cannot control, including the reaction of foreign governments, agencies, or third parties with whom we enter into contracts and do business, and the reaction of investors. Our failure to realize those benefits could have a material and adverse effect on our business, results of operations or financial condition.

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Please see “Court Meeting Agenda Item: The Scheme of Arrangement Proposal—Background and Reasons for the Redomestication.”

If the Irish High Court does not sanction the Scheme of Arrangement, Weatherford-Ireland will not have the ability to effect the Redomestication.

We cannot proceed with the Redomestication unless the Irish High Court sanctions the Scheme of Arrangement after conducting the Sanction Hearing. Assuming that the Court Meeting is conducted in accordance with the Irish High Court’s order and that the Weatherford-Ireland shareholders approve the Scheme of Arrangement Proposal by the majority required by the Companies Act, we are not aware of any reason why the Irish High Court would not sanction the Scheme of Arrangement. Nevertheless, the Irish High Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Irish High Court does not sanction the Scheme of Arrangement, Weatherford-Ireland will be unable to effect the Redomestication as contemplated under the Scheme of Arrangement (even if the requisite shareholders have approved the Scheme of Arrangement). In addition, the Irish High Court may impose such conditions, modifications or amendments as it deems appropriate in relation to the Scheme of Arrangement, but it would be unlikely to approve, or impose, any modifications, additions or conditions to the Scheme of Arrangement which might be material to the interests of the shareholders of Weatherford-Ireland. If such conditions, modifications or amendments are imposed by the Irish High Court, Weatherford will be unable to effect the Redomestication without amending the Scheme of Arrangement, which, depending on the nature of such conditions, modifications or amendments might require new shareholder approvals. In addition, it is likely that Weatherford may determine to terminate the Scheme of Arrangement and not proceed with the Redomestication if any condition, modification or amendment that is imposed on us is deemed by the Board to be adverse to Weatherford.

Please see “Court Meeting Agenda Item: The Scheme of Arrangement Proposal—Court Sanction of the Scheme of Arrangement.”

The Redomestication may not allow us to maintain a competitive worldwide effective corporate tax rate.

We believe the Redomestication should permit us to maintain a competitive worldwide effective tax rate. However, we cannot provide any assurance as to what our worldwide effective tax rate will be after the Redomestication because of, among other things, uncertainty regarding the amount of business activities in any particular jurisdiction in the future and changes to the tax laws of such jurisdictions. Our actual worldwide effective tax rate may vary from our expectation and that variation may be material.

The Redomestication will result in additional direct and indirect costs, even if it is not consummated.

We will incur additional costs and expenses in connection with and as a result of the Redomestication. These costs and expenses include professional fees to comply with Texas corporate laws and financial reporting requirements, as well as any additional costs we may incur going forward as a result of our new corporate structure. In addition, we have incurred and expect to incur further legal, accounting, filing and possible other fees and mailing, financial printing and other expenses in connection with the Redomestication, even if the Scheme of Arrangement Proposal is not approved or the Redomestication is not consummated.

We will incur additional costs and expenses in connection with and as a result of the Redomestication. We either have or expect to further incur attorneys’ fees, accountants’ fees, financial advisory fees, filing and other regulatory fees, mailing expenses, proxy solicitation fees and financial printing expenses in connection with the Redomestication, even if the Scheme of Arrangement Proposal is not approved or the Redomestication is not consummated. If the Redomestication is approved and consummated, we expect to incur additional costs going forward as a result of our new corporate structure. The Redomestication also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing certain other administrative costs and expenses.

We may choose to abandon or defer the Redomestication at any time.

The Redomestication may be abandoned, at any time or for any reason prior to the Sanction Hearing, by action of the Board. While we currently expect the Effective Time to take place soon after the Sanction Hearing, the Effective Time will not occur until an order of the Irish High Court approving the Scheme of Arrangement is delivered to, and a minute

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required by section 86 of the Companies Act in respect of the share capital reduction is registered by, the Irish Registrar of Companies. In addition the Board may seek to defer the application to the Irish High Court to approve the Scheme of Arrangement until the latest of March 31, 2027 (or such later date as the Irish High Court has allowed) or may abandon the Redomestication before the Sanction Hearing for economic, strategic or other reasons, including if adverse conditions are imposed on the Redomestication by the Irish High Court. It is likely that Weatherford may determine to terminate the Scheme of Arrangement and not proceed with the Redomestication if any condition, modification or amendment is imposed on us that is adverse to Weatherford.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement includes, and other filings made by us with the SEC and our releases issued to the public contain, various statements relating to future financial performance and results, including certain projections, business trends and other statements that are not historical facts. These statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “seek,” “estimate,” “budget,” “intend,” “strategy,” “plan,” “propose,” “guidance,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, although not all forward-looking statements contain these identifying words.

Forward-looking statements reflect our beliefs and expectations based on current estimates and projections. While we believe these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties. Accordingly, our actual outcomes and results may differ materially from what we have expressed or forecasted in the forward-looking statements. Furthermore, from time to time, we update the various factors we consider in making our forward-looking statements and the assumptions we use in those statements. However, we undertake no obligation to correct, update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required under federal securities laws. The following sets forth various assumptions we use in our forward-looking statements, as well as risks and uncertainties relating to those statements. Certain of the risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Proxy Statement and in our other disclosures. These risks and uncertainties include, but are not limited to, those described under “Risk Factors,” “Court Meeting Agenda Item: The Scheme of Arrangement Proposal—Reasons for the Redomestication” and elsewhere in this Proxy Statement, and the following:

•

our ability to obtain approval of the Weatherford-Ireland shareholders and the sanction of the Irish High Court for, and to satisfy the other conditions to, the Redomestication within the expected timeframe or at all;

•	our ability to realize the expected benefits from the Redomestication;

•	the occurrence of difficulties in connection with the Redomestication;

•	any costs related to, including any unanticipated costs in connection with, the Redomestication;

•	the outcome of any legal proceedings that may be instituted against us following announcement of the Redomestication and related transactions;

•	our ability to maintain the listing of our common stock on Nasdaq following the Redomestication;

•	the risk that the Redomestication disrupts current plans and operations;

•	the risk that shareholders may recognize gain or other income with respect to their shares at the Effective Time;

•

any changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Ireland, the United States and other jurisdictions following the Redomestication;

•	the future financial performance of Weatherford following the Redomestication, including our anticipated growth rate and market opportunity;

•	changes in shareholders’ rights as a result of the Redomestication;

•	our ability to adapt to operating under the laws of the State of Texas;

•	our ability to continue to pay cash dividends, and the amount and timing of any cash dividends, following the Redomestication;

•	business uncertainties while the Redomestication is pending;

•	the risk that the Board may defer or abandon the Redomestication;

•	changes in general political, economic and competitive conditions and specific market conditions; and

•	adverse changes in the oil and gas industry.

Finally, our future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the documents that we incorporate by reference into this Proxy Statement (including, without limitation, the “Risk Factors” sections of our applicable Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q), and our filings with the SEC under the Securities Act and the Exchange Act and other documents on file with the SEC prior to the date of the shareholder meetings. For additional information regarding risks and uncertainties, see “Where You Can Find More Information.”

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COURT MEETING AGENDA ITEM: THE SCHEME OF ARRANGEMENT PROPOSAL

The Board recommends that you vote “FOR” this proposal at the Court Meeting.

PARTIES TO THE REDOMESTICATION

Weatherford International plc: Weatherford International plc (or Weatherford-Ireland) is our current Irish public holding company and the parent of the Weatherford group of companies. We are a leading global energy services company providing equipment and services used in the drilling, evaluation, well construction, completion, production, intervention, and responsible abandonment of wells in the oil and natural gas exploration and production industry as well as new energy platforms. We conduct business in approximately 75 countries, answering the challenges of the energy industry with 295 operating locations including manufacturing, research and development, service, and training facilities. The registered office of Weatherford-Ireland is located at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland.

Weatherford International Corp: Weatherford International Corp (or Weatherford-US) is a newly-formed corporation under Texas law and an indirect, wholly-owned subsidiary of Weatherford-Ireland. Weatherford-US has only nominal assets and liabilities, and has not engaged in any business or other activities other than in connection with its formation and transactions contemplated hereby. If the Scheme of Arrangement is consummated, Weatherford-US will become the ultimate parent holding company of the Weatherford group of companies. Prior to the Redomestication, Weatherford-US will not engage in any business or other activities other than in connection with its formation and the Redomestication. Following the Effective Time, the holders of Weatherford-Ireland ordinary shares will own shares of common stock in Weatherford-US. The registered office of Weatherford-US will be located at c/o CT Corporation System, 1999 Bryan Street, Suite 900, Dallas, Texas 75201.

THE SCHEME OF ARRANGEMENT

Pursuant to the Scheme of Arrangement and at the Effective Time:

1.	All of the existing Weatherford-Ireland ordinary shares (other than any Weatherford-Ireland ordinary shares held by Weatherford-US and, if applicable, its nominee(s)) will be cancelled;

2.

The issued share capital of Weatherford-Ireland will be increased to its former amount by the allotment and issue to Weatherford-US and/or its nominee(s) of such number of new Weatherford-Ireland ordinary shares equal to the number of Weatherford-Ireland ordinary shares cancelled and the reserve credit arising in the books of account of Weatherford-Ireland as a result of the cancellation shall be capitalized and applied in paying-up such new shares in full to their nominal value, such that, following such allotment and issue, the entire issued share capital of Weatherford-Ireland will be held by Weatherford-US and/or its nominee(s); and

3.

As consideration for the cancellation of the existing Weatherford-Ireland ordinary shares and the allotment and issue of the new Weatherford-Ireland ordinary shares to Weatherford-US, Weatherford-US shall issue and deliver to each Weatherford-Ireland shareholder whose shares are cancelled, one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share owned by such shareholder.

As a result of the Scheme of Arrangement, each shareholder of Weatherford-Ireland (other than Weatherford-US and, if applicable, its nominee(s)) will receive one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share owned by such shareholder. The members of the Board then in office will become the members of the Weatherford-US Board at the Effective Time.

There are several steps required to effect the Scheme of Arrangement and the Redomestication, including holding the Court Meeting and the AGM.

•

The Court Meeting is being convened in accordance with an order of the Irish High Court dated April 20, 2026 to afford the Weatherford-Ireland shareholders an opportunity to consider and vote in respect of the Scheme of Arrangement Proposal as required by Irish law.

•

The AGM is being convened by the Board in order to obtain shareholder approval of certain resolutions that are put before the shareholders on an annual basis, as well as certain additional resolutions necessary to implement the Scheme of Arrangement and related matters.

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If each of the Conditional Proposals are approved by the shareholders and the other conditions to the Scheme of Arrangement have been satisfied or (to the extent permitted) waived and we do not abandon the Scheme of Arrangement, we will seek the Irish High Court’s sanction of the Scheme of Arrangement and confirmation of the related capital reduction.

If we obtain the requisite approvals from our shareholders and the Irish High Court sanctions the Scheme of Arrangement and confirms the related capital reduction, and if all of the other conditions to the Scheme of Arrangement are satisfied or (to the extent permitted) waived, we intend to deliver an office copy of the Court Order and a copy of the minute required by section 86 of the Companies Act in respect of the related capital reduction to the Irish Registrar of Companies for registration within 21 days of the Court Order being made.

The Scheme of Arrangement and related capital reduction will become effective upon delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies. Weatherford-Ireland will arrange for delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies in order that the Effective Time will occur before the opening of trading of the Weatherford-Ireland ordinary shares on Nasdaq on the date of such delivery and registration.

Immediately following the Effective Time, you will continue to own an interest in the ultimate parent holding company of the Weatherford group of companies, which will conduct the same business operations through its subsidiaries as conducted by Weatherford-Ireland through its subsidiaries before the Effective Time. The number of Weatherford-US common stock you will own will be the same as the number of Weatherford-Ireland ordinary shares you owned prior to the Effective Time, and your relative ownership interest in Weatherford will remain unchanged.

COURT SANCTION OF THE SCHEME OF ARRANGEMENT

Pursuant to section 453 of the Companies Act, the Scheme of Arrangement must be sanctioned by the Irish High Court. This necessitates an application to the Irish High Court by Weatherford-Ireland. Such application commences upon Weatherford-Ireland filing an originating notice of motion with the Irish High Court. Sworn evidence together with supporting documentation will be put before the Irish High Court as part of the application for an order sanctioning the Scheme of Arrangement and confirming the related capital reduction. Prior to the mailing of this Proxy Statement, Weatherford-Ireland applied for and obtained an order from the Irish High Court in relation to the convening of the Court Meeting of Weatherford-Ireland shareholders to consider and vote on the Scheme of Arrangement Proposal. The order of the Irish High Court convening the Court Meeting dealt with other procedural matters regarding such meeting and the court process more generally. Subject to the shareholders approving each of the Conditional Proposals by the relevant majorities required by the Companies Act, we intend to apply to the Irish High Court as soon as reasonably practicable after the conclusion of the shareholder meetings for an order fixing the date and time of the Sanction Hearing.

At the Sanction Hearing, the Irish High Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement. The Scheme of Arrangement contains a provision for Weatherford-Ireland and Weatherford-US jointly to consent on behalf of all concerned to any modifications, additions or conditions to the Scheme of Arrangement. The Irish High Court would be unlikely to approve of, or impose, any modifications, additions or conditions to the Scheme of Arrangement which might be material to the interests of the shareholders of Weatherford-Ireland unless such shareholders were informed of any such modification, addition or condition. It would be a matter for the Irish High Court to decide, in its discretion, whether or not a further meeting of Weatherford-Ireland shareholders should be held in respect of any such modifications, additions or conditions. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature or importance as to require the consent of the shareholders of Weatherford-Ireland at a further meeting, the Board will not take the necessary steps to make the Scheme of Arrangement effective unless and until such consent is obtained.

Subject to the Irish High Court, the current expectation is that the Sanction Hearing will occur second half of 2026.

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Interested parties may appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the sanctioning of the Scheme of Arrangement and / or confirmation of the capital reduction. Weatherford-Ireland will not object to the participation in the Sanction Hearing by any person who holds shares through a bank, broker or other nominee or by any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

Assuming that the Court Meeting is conducted in accordance with the Irish High Court’s order convening it and that the Weatherford-Ireland shareholders approve each of the Conditional Proposals by the thresholds required by the Companies Act, we are not aware of any reason why the Irish High Court would not sanction the Scheme of Arrangement. Nevertheless, the Irish High Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Weatherford-Ireland shareholders approve each of the Conditional Proposals (and we do not abandon the Scheme of Arrangement), then Weatherford-Ireland will apply for sanction of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement in its entirety for a complete understanding of its terms and conditions. The Scheme of Arrangement will be substantially in the form attached as Annex C to this Proxy Statement.

The Scheme of Arrangement and related capital reduction will become effective upon delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies. Weatherford-Ireland will arrange for delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies in order that the Effective Time will occur before the opening of trading of the Weatherford-Ireland ordinary shares on Nasdaq on the date of such delivery and registration.

Once the Scheme of Arrangement is effective, the Irish High Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement.

Please see “—Conditions to Completion of the Redomestication” below for more information on the conditions to the Redomestication.

BACKGROUND AND REASONS FOR THE REDOMESTICATION

Background of the Redomestication

The Board and the Company’s management undertake from time to time a review of the Company’s structure and operations, including the jurisdiction of incorporation of the ultimate Weatherford parent company. We have been considering a redomestication or similar transaction for several years, but in 2025, the Board and the Company’s management team began considering a corporate reorganization with greater focus following various developments, including changes to the Company’s financial condition, global footprint and critical mass in our Houston, Texas headquarters, together with changes to several applicable regulatory frameworks.

The Company believes the Redomestication will enhance shareholder value over the long-term through:

•	simplifying our corporate and operational structure, including to reduce or eliminate certain administrative, and compliance burdens as well as costs,

•	providing the possibility of a larger U.S. shareholder base and greater access to capital, including by broadening our potential lender base,

•	facilitating mergers and acquisition activity that may enhance shareholder value,

•	adhering to a set of statutorily established principles of corporate governance and

•	improving our ability to respond to and otherwise take advantage of developments in tax laws.

We believe these are compelling reasons to support the Redomestication.

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Reasons for the Redomestication

In making its recommendation, the Board considered a number of factors, including those listed below:

•

Simplified Corporate Structure, Streamlined Reporting Requirements, and Increased Business Efficiencies: We believe that the Redomestication will result in a simplified corporate structure, including aligning the country where we are incorporated with where our corporate headquarters is, which we believe will improve our operational and financial flexibility and reduce compliance costs. For instance, we expect to gain efficiencies through a more streamlined U.S.-based reporting structure by eliminating multiple and redundant regulatory reporting requirements, including the need to comply with certain corporate approvals and filings with Irish regulatory authorities in addition to our U.S. Exchange Act filings with the SEC. Eliminating the Company’s Irish annual reporting and approval requirements will free up internal resources focused on these efforts and reduce costs associated with the Company’s external advisors and auditors. Additionally, centralizing the structure in the United States should allow us to eliminate unnecessary and redundant subsidiaries and associated costs, as well as eliminate unnecessary administrative cash management procedures and reduce transactional costs associated with intercompany cash flows. We expect this change in alignment to position us to accelerate innovation, expand our capabilities, and continue delivering differentiated value across the global energy sector, while generating greater returns for our shareholders.

•

Enhanced Attractiveness to a Larger U.S. Shareholder and Lender Base: We believe being domiciled in the U.S. will help us attract a broader range of investors in the U.S., as some U.S. funds and investment vehicles are limited to U.S. holdings. We also believe it will provide us with greater capital management flexibility, as well as enhance and facilitate mergers and acquisition activity. Because the U.S. capital markets are the largest in the world in terms of market capitalization and trading volume, which may lead to a stronger valuation over time and improve liquidity in trading of shares, lower cost of capital and enhance shareholder value. Redomesticating to the United States is expected to allow us to gain efficiencies in our corporate treasury, cash management, risk management and tax functions. We also believe the Redomestication will better align the place of incorporation of our ultimate parent entity with financing sources, including by providing us greater access to capital, by, among other things, broadening our potential lender base, when accessing U.S. capital markets for U.S. dollar denominated debt financing and lower expected debt service costs.

•

Positioned to Better Respond to Global Tax Developments: Recent global tax developments have given rise to increased focus on companies’ global tax footprints. Additionally, U.S. tax policy, as reaffirmed by the “One Big Beautiful Bill,” creates various incentives for domesticating in the U.S. By aligning our country of incorporation with our primary corporate and business functions and making the U.S. our primary governing and regulating jurisdiction, we believe that we will more fully benefit from planning opportunities, including the deferred tax assets on our balance sheet, while reducing risks associated with foreign tax authority challenges stemming from these and other potential changes. The Redomestication recognizes that the additional complexity and compliance costs of our foreign structure outweigh the limited remaining tax benefits.

•

Existing Connection to Texas and its Attractive Legal Framework: Weatherford has long called Texas “home,” with our corporate headquarters in Houston, Texas, and operations throughout the state. In fact, our roots go back to the Weatherford Spring Company in Weatherford, Texas more than 80 years ago. In addition to our deep connection to Texas, the Board considered Texas’ statute-focused approach to corporate law as well as other merits of Texas law and determined that Texas’ approach is likely to foster greater predictability for Weatherford-US and its shareholders. The 2025 amendments to the TBOC, including the codification of the business judgment rule, promote stability and certainty for corporate decision-making as well as provide greater certainty about the outcome of key business decisions, including for our shareholders. The amendments also provide statutory clarity, which may result in costs savings to Weatherford-US and its shareholders, including by allowing the company to focus on running its business and creating shareholder value. The codification of the business judgment rule also benefits shareholders by allowing the Board to exercise its business judgment but protecting shareholders and the company in the absence of fraud, intentional misconduct, an ultra vires act or a knowing violation of law. We believe these features of Texas law, among other features of the legal framework in Texas will enable the Board to make strategic decisions under a clear standard that simultaneously protects shareholders from intentional misconduct and other improper acts, while mitigating the risk of potentially frivolous, distracting and meritless litigation. Additionally, Texas has established the Texas Business Court to preside over

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certain corporate and commercial claims, providing specialization and potentially streamlining any future litigation. The Board believes that Texas is committed to continuing to develop its modern, forward-looking corporate governance regime that provides an attractive environment for corporate value creation.

•

Increased Potential to Facilitate Mergers and Acquisitions: We believe that being domesticated in the U.S., and in Texas in particular, will enhance shareholder value by enabling us to engage with potential acquisition partners more effectively and efficiently, removing Irish regulatory requirements that could, in certain circumstances, pose delay or regulatory procedural hurdles in an otherwise advantageous transaction, and will allow us potentially, when appropriate or necessary, to use Weatherford-US shares as consideration in acquisitions given that shares of a U.S.-domesticated company may be more attractive to the shareholders of possible acquisition targets.

The Redomestication is to be effected through a Scheme of Arrangement under Irish law. If the requisite shareholder approvals are obtained in favor of the Scheme of Arrangement, prior to the closing of the Redomestication, the Scheme of Arrangement must also be sanctioned by the Irish High Court at a court hearing at which interested parties may appear (including Weatherford-Ireland shareholders) in person or by counsel. Further, in order for the Company to rely on the exemption from registration of the Weatherford-US shares provided for under Section 3(a)(10) of the Exchange Act and related SEC guidance, the Irish High Court will be required to find that the Scheme of Arrangement is fair to Weatherford-Ireland’s shareholders. The involvement of the Court and the related requirements under the Exchange Act are of additional benefit and protection to Weatherford-Ireland’s shareholders in this process.

In the course of its deliberations, the Board, in consultation with management and after considering information and advice provided by our financial, legal, accounting and tax advisors, also considered a variety of risks (as described in greater detail under the heading “Risk Factors”) and other potentially negative factors relating to the Redomestication, including the following:

•	the Redomestication is conditional, and the conditions may not be satisfied;

•	Weatherford may fail to realize all or a portion of the perceived benefits of the Redomestication, including any cost savings or efficiencies or reduction in litigation;

•	favorable tax and other regulatory treatment in the U.S. may change over time and cause some of the benefits of the Redomestication to be temporary or not realized at all;

•	Weatherford’s business may be impacted by the uncertainty associated with the Redomestication;

•	while not currently expected, the Redomestication could result in material tax consequences for Weatherford;

•	there may be unanticipated governmental or regulatory reviews, levies or assessments related to the Redomestication in jurisdictions where the Company does business;

•	the Redomestication will result in loss of “inverted” tax status and introduce substantial tax and legal barriers to leaving the U.S. again if tax systems change;

•	Weatherford has and will continue to allocate time and resources to implementing the Redomestication and incur non-recurring costs related to the Redomestication; and

•	completion of the Redomestication may trigger certain provisions in agreements to which Weatherford is a party.

The foregoing description of the information and factors considered by the Board includes the principal positive and negative factors considered by them, but is not intended to be exhaustive and does not include all of the factors considered, and, in view of the number and complexity of factors considered by the Board, the Board did not find it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors considered by them in making their recommendations (and individual members of the Board may have given different weights to different factors). The Board reached their recommendation based on the totality of the information presented to, and considered by, them through their deliberations.

AMENDMENT, TERMINATION OR DELAY

At the Sanction Hearing, the Irish High Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement. The Scheme of Arrangement contains a provision for Weatherford-Ireland and Weatherford-US jointly to consent on behalf of all concerned to any modifications, additions or conditions to

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the Scheme of Arrangement. The Irish High Court would be unlikely to approve of, or impose, any modifications, additions or conditions to the Scheme of Arrangement which might be material to the interests of the shareholders of Weatherford-Ireland unless such shareholders were informed of any such modification, addition or condition. It would be a matter for the Irish High Court to decide, in its discretion, whether or not a further meeting of Weatherford-Ireland shareholders should be held in respect of any such modifications, additions or conditions. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature or importance as to require the consent of the shareholders of Weatherford-Ireland at a further meeting, the Board will not take the necessary steps to make the Scheme of Arrangement effective unless and until such consent is obtained.

The Board may abandon the Scheme of Arrangement and the Redomestication, seek to delay the Redomestication or engage in corporate restructuring related to the Redomestication at any time prior to the Sanction Hearing, without obtaining the approval of Weatherford-Ireland’s shareholders, even though the Scheme of Arrangement may have been approved by the requisite vote of the shareholders and all other conditions to the Redomestication may have been satisfied or (to the extent permitted) waived for any reason (including legal, tax and regulatory reasons arising from the Redomestication).

Unless the Scheme of Arrangement has become effective on or before March 31, 2027 (unless extended with the approval of the Irish High Court), the Scheme of Arrangement will lapse by its terms and not come into effect.

CONDITIONS TO THE SCHEME OF ARRANGEMENT AND COMPLETION OF THE REDOMESTICATION

The Redomestication will not be consummated unless the following conditions to the Scheme of Arrangement are satisfied:

1.

The Scheme of Arrangement having been approved at the Court Meeting by a majority in number of Weatherford-Ireland registered shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Court Meeting), representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all Weatherford-Ireland registered shareholders so present and voting (in person or by proxy);

2.	The other Conditional Proposals having been approved by the requisite majorities of Weatherford-Ireland shareholders at the AGM;

3.

The Scheme of Arrangement having been sanctioned by the Irish High Court (with or without amendment) under section 453(2)(c) of the Companies Act and the Irish High Court having confirmed the related capital reduction;

4.

An office copy of the Court Order and a copy of the minute required by section 86 of the Companies Act in respect of the related capital reduction having been delivered to, and registered by, the Irish Registrar of Companies; and

5.

All shares held by Weatherford Bermuda Holdings Ltd. in Weatherford-US having been surrendered, cancelled and extinguished on, or with effect from, the Effective Time, with such cancellation and extinguishment to take effect immediately prior to the cancellation of the Cancellation Shares (as defined in the Scheme of Arrangement), and no other member of the Weatherford group of companies holding any shares in Weatherford-US at the Effective Time.

In addition, the Board will not request that the Irish High Court make a final order sanctioning the Scheme of Arrangement, unless, at the relevant time, the following conditions have been satisfied or (to the extent permitted) waived:

1.	A definitive version of this Proxy Statement having been filed with the SEC;

2.	The Consideration Shares (as defined in the Scheme of Arrangement) to be issued pursuant to the Scheme having been authorized for listing on Nasdaq;

3.	There being no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme of Arrangement or related transactions; and

4.

All filings, notifications or applications required to be made in connection with the Scheme of Arrangement under applicable laws having been made in accordance with such laws and all statutory regulatory or governmental consents, licenses, confirmations, clearances, permissions and/or approvals that are necessary, desirable or appropriate in connection with the Scheme of Arrangement under applicable laws in Ireland, the United States and various countries in which the Weatherford group of companies does business, having been obtained on terms acceptable to Weatherford-Ireland.

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Notwithstanding the foregoing, for the avoidance of doubt, the Board can take any and all action that it deems appropriate in its absolute discretion to have the Irish High Court set the Final Sanction Hearing date notwithstanding the fact that some or all of the conditions outlined above may not have been satisfied or (to the extent permitted) waived at that point in time.

Our Irish counsel has advised us that the Irish High Court is unlikely to sanction the Scheme of Arrangement until all other conditions to the Redomestication have been satisfied or waived.

We are parties to certain agreements that by their terms require the consent of third parties prior to the implementation of the Scheme of Arrangement and certain related transactions. We believe that we will obtain all necessary consents on a timely basis and that the failure to obtain any other consents will not have a material impact on our business or our ability to consummate the Redomestication.

FEDERAL SECURITIES LAW CONSEQUENCES; RESALE RESTRICTIONS

The issuance of shares of Weatherford-US common stock to Weatherford-Ireland shareholders pursuant to the terms of the Scheme of Arrangement will not be registered under the Securities Act in reliance upon Section 3(a)(10) of the Securities Act. That section of the Securities Act exempts from registration securities issued solely in exchange for outstanding securities where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to sanction the Scheme of Arrangement, the Irish High Court will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to Weatherford-Ireland’s shareholders.

The Weatherford-US common stock issued to Weatherford-Ireland shareholders in connection with the Redomestication will be freely transferable, except as follows:

•

Persons who are affiliates of Weatherford-Ireland or have been affiliates within 90 days prior to reselling any Weatherford-US common stock may resell any Weatherford-US common stock in the manner permitted by Rule 144 promulgated under the Securities Act. In computing the holding period of the Weatherford-Ireland ordinary shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Weatherford-Ireland ordinary shares held prior to the Effective Time.

•	Persons whose Weatherford-Ireland ordinary shares bear a legend restricting transfer will receive Weatherford-US common stock that are subject to the same restrictions on transfer.

Persons who may be deemed to be affiliates of Weatherford-Ireland or Weatherford-US for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Weatherford-Ireland or Weatherford-US, and would generally not be expected to include shareholders who are not executive officers, directors or significant holders of Weatherford-Ireland ordinary shares or Weatherford-US common stock.

We have not filed a registration statement with the SEC covering any resales of the Weatherford-US shares to be received by Weatherford-Ireland’s shareholders in connection with the Redomestication. Weatherford-US intends to file certain post-effective amendments to existing effective registration statements of Weatherford-US concurrently with the completion of the Redomestication.

Upon consummation of the Scheme of Arrangement, the Weatherford-US common stock will be deemed to be registered under Section 12(b) of the Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement and Weatherford-US will be deemed to be the successor issuer of the registered ordinary shares.

EFFECTIVE TIME OF THE REDOMESTICATION

If each of the Conditional Proposals are approved by the requisite vote of the Weatherford-Ireland shareholders and the Irish High Court sanctions the Scheme of Arrangement and confirms the related capital reduction, and if all of the other conditions to the Scheme of Arrangement are satisfied or (to the extent permitted) waived, we intend to deliver an office

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copy of the Court Order and a copy of the minute required by section 86 of the Companies Act in respect of the related capital reduction to the Irish Registrar of Companies for registration within 21 days of the Court Order being made.

The Scheme of Arrangement and related capital reduction will become effective upon delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies. Weatherford-Ireland will arrange for delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies in order that the Effective Time will occur before the opening of trading of the Weatherford-Ireland ordinary shares on Nasdaq on the date of such delivery and registration.

The expected timetable for the Redomestication is set forth in Annex F to this Proxy Statement.

In the event the conditions to the Scheme of Arrangement are not satisfied or (to the extent permitted) waived, the Redomestication may be abandoned or delayed, even after approval by the requisite vote of the Weatherford-Ireland shareholders; however, save with the approval of the Irish High Court, we may not abandon the Redomestication after the Irish High Court has sanctioned the Scheme of Arrangement. The Redomestication may be abandoned or delayed by our Board at any time or for any reason prior to the Sanction Hearing, without obtaining the approval of the Weatherford-Ireland shareholders, even though the Scheme of Arrangement may have been approved by the requisite vote of the Weatherford-Ireland shareholders and all other conditions to the Scheme of Arrangement may have been satisfied or (to the extent permitted) waived.

Please see “—Amendment, Termination or Delay.”

MANAGEMENT OF WEATHERFORD-US

If the Redomestication is consummated, the executive officers and directors of Weatherford-Ireland immediately prior to the Effective Time are expected to be the executive officers and directors of Weatherford-US.

EXCULPATION AND INDEMNIFICATION

Weatherford-Ireland before the Redomestication

Subject to exceptions, the Companies Act contains limitations that do not permit a company to exempt a director or certain officers from, or indemnify a director against, liability in connection with any negligence, default, breach of duty or breach of trust by a director in relation to Weatherford-Ireland. The exceptions allow a company to: (i) purchase and maintain directors and officers insurance against any liability attaching in connection with any negligence default, breach of duty or breach of trust owed to the company and (ii) indemnify a director or such other officer against any liability incurred in defending proceedings, whether civil or criminal, (a) in which judgment is given in his or her favor or in which he or she is acquitted or (b) in respect of which an Irish court grants him or her relief from any such liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

The Weatherford-Ireland Articles include a provision which, subject to the provisions of the Companies Act as aforesaid, entitles every present and former director and other officer of Weatherford-Ireland and each other person who is or was serving at the request of Weatherford-Ireland as a director, officer, employee or agent of another company, or of a partnership, joint venture, trust or other enterprise or non-profit entity, including service with respect to employee benefit plans maintained or sponsored by Weatherford-Ireland (including the heirs, executors, administrators and estates of such persons) to be indemnified and held harmless by Weatherford-Ireland to the fullest extent permitted by law against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties in relation thereto.

In addition, Weatherford-Ireland and Weatherford International Ltd., a Bermuda exempted company, have entered (and/or, if required, any other subsidiary of Weatherford-Ireland may enter) into indemnification agreements (or deed poll indemnities) with or as to each of Weatherford-Ireland’s directors and certain officers as well as with individuals serving as directors, officers, employees, agents or fiduciaries of our subsidiaries or any other company, corporation, joint venture, trust, employee benefit plan or other entity or enterprise or by reason of anything done or not done by such person in any capacity providing for the indemnification of, and advancement of expenses to, these persons to the fullest extent permitted by law.

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As permitted by Irish law, Weatherford-Ireland has also taken out directors’ and officers’ liability insurance.

Weatherford-US After the Redomestication

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director or delegate who was, is or is threatened to be made a respondent in a proceeding, against judgments and against expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

The Texas Charter provides that no director will be personally liable to us or our shareholders for monetary damages for breach of fiduciary duty as a director, except as required by law as in effect from time to time. Currently, Texas law does not permit limitation of liability for the following actions:

•	any breach of the director’s duty of loyalty to us or our shareholders,

•	any act or omission not in good faith that constitutes a breach of duty of the director to the corporation or that involves intentional misconduct or a knowing violation of law,

•	a transaction from which the director received an improper benefit, regardless of whether or not the benefit resulted from an action taken within the scope of a director’s duties, and

•	an act or omission for which the liability of a director is expressly provided for by statute.

If the person is found liable to a Texas corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan.

The Bylaws provide that we will indemnify our current or former officers and directors and advance expenses to them in connection with proceedings and claims, to the fullest extent permitted by the TBOC. The Bylaws authorize our board of directors to indemnify and advance expenses to people other than our current or former officers and directors in certain circumstances.

Weatherford-US will continue the practice of taking out directors’ and officers’ liability insurance as permitted by law.

Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Indemnification of Directors and Officers; Insurance.”

INTERESTS OF CERTAIN PERSONS IN THE REDOMESTICATION

Except for the Indemnification Arrangements described above, no person who has been a director or executive officer of Weatherford-Ireland at any time since the beginning of our last fiscal year, or any associate of any such person, has any material or substantial interest in the Redomestication, except for any interest arising from his or her ownership of securities of Weatherford-Ireland. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of Weatherford-Ireland ordinary shares.

IRISH TAKEOVER RULES

The Scheme of Arrangement amounts to a “takeover” of Weatherford-Ireland for the purposes of the Irish Takeover Panel Act, 1997, Takeover Rules 2022 (being a “takeover” in respect of which the Irish Takeover Rules would ordinarily apply). However, in light of the economic and voting rights of Weatherford-Ireland shareholders remaining unchanged as a result of the Scheme of Arrangement (save that, following the Effective Time, such rights will be in respect of shares of Weatherford-US common stock as opposed to Weatherford-Ireland ordinary shares), the Irish Takeover Panel has granted a waiver of the Irish Takeover Rules to the extent they may apply to the Scheme of Arrangement.

NO APPRAISAL RIGHTS

Under Irish law, none of the holders of Weatherford-Ireland ordinary shares have any right to an appraisal of the value of their shares or payment for them in connection with the Redomestication.

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CANCELLATION AND ISSUANCE OF SHARES

Assuming the Scheme of Arrangement becomes effective, your Weatherford-Ireland ordinary shares will automatically be cancelled at the Effective Time and cease to be valid and fully paid-up and non-assessable Weatherford-US common stock will be issued to you or your broker without any action on your part.

Weatherford-US common stock issued pursuant to the Scheme of Arrangement will be fully paid-up and non-assessable.

EQUITY INCENTIVE PLAN

If the Redomestication is consummated, Weatherford-US will assume the existing obligations of Weatherford-Ireland in connection with awards granted under the 2019 EIP.

In addition to the amendments described in AGM Agenda Item 4, the 2019 EIP will be further amended as necessary to comply with Texas law and give effect to the Redomestication, including to provide (1) that Weatherford-US common stock will be issued, held, available or used to measure or satisfy benefits as appropriate under the 2019 EIP, in substitution for Weatherford-Ireland ordinary shares, and (2) for the appropriate substitution of Weatherford-US for Weatherford-Ireland in the 2019 EIP. To the extent necessary, outstanding awards under the 2019 EIP will be adjusted to preserve the intrinsic value of such awards after the substitution of Weatherford-Ireland ordinary shares for Weatherford-US common stock. The Redomestication will not otherwise impact the terms and conditions of the awards granted under the 2019 EIP after the substitution of Weatherford-US for Weatherford-Ireland.

Weatherford-US intends to file new registration statements and/or post-effective amendments to certain effective registration statements of Weatherford-Ireland concurrently with the completion of the Redomestication in connection with its assumption of the existing obligations of Weatherford-Ireland in connection with awards granted under the 2019 EIP.

EFFECT ON EMPLOYEES

In connection with consummation of the Redomestication, all outstanding employment arrangements entered into with Weatherford-Ireland’s senior executives are expected to be assumed by Weatherford-US. We expect there will be minimal effect on our employees globally as a result of the Redomestication.

OUTSTANDING DEBT AND EFFECT ON ACCESS TO CAPITAL AND CREDIT MARKETS

We do not believe that the Redomestication will have any material effect on our credit facilities or senior notes. In connection with the Redomestication, Weatherford-US will need to execute collateral documents and provide various closing deliveries under our credit facilities and to execute one or more supplemental indentures in connection with our senior notes. Following the Redomestication, all of our outstanding debt will remain outstanding and Weatherford-US or one or more of its subsidiaries will continue to be the borrowers, issuers and guarantors of such debt.

We do not expect that the Redomestication will have any adverse effect on our ability to access the capital markets or bank credit markets.

STOCK EXCHANGE LISTING AND REPORTING OBLIGATIONS

Weatherford-Ireland ordinary shares are expected to continue to trade on Nasdaq until the Effective Time.

We intend to make application so that, immediately following the Effective Time, shares of Weatherford-US common stock will be listed on Nasdaq under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares are currently listed. We do not currently intend to list shares of Weatherford-US common stock on any other stock exchange.

Upon completion of the Redomestication, we will remain subject to SEC reporting requirements, the mandates of Sarbanes-Oxley and the corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. We will no longer be required to provide you with Irish Statutory Accounts prepared in accordance with Irish law.

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ACCOUNTING TREATMENT OF THE REDOMESTICATION

Under U.S. GAAP, the Redomestication represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Weatherford-US will be reflected at their carrying amounts in the accounts of Weatherford-Ireland at the Effective Time.

VOTE REQUIRED

The Scheme of Arrangement Proposal requires approval by the affirmative vote of a majority in number of registered shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Court Meeting), representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all registered shareholders so present and voting (in person or by proxy).

For the purpose of calculating the “majority-of-holders” requirement for the approval of the Scheme of Arrangement Proposal, each registered shareholder, voting in person or by proxy, will be counted as a single shareholder, regardless of the number of Weatherford-Ireland ordinary shares voted by that shareholder. Only Weatherford-Ireland shareholders whose names are recorded on Weatherford-Ireland’s share register will be counted for purposes of the “majority-of-holders” requirement. As such, where shares are held through DTC (including ordinary shares held beneficially in “street name” by banks, brokers or other nominees) or by other nominees on behalf of beneficial owners, and DTC or any such other nominee is listed as the registered holder of such shares on Weatherford-Ireland’s share register, the Irish High Court will not “look through” the relevant nominee to determine how the underlying beneficial owners of shares instructed those shares to be voted. Accordingly, DTC and any other nominee holder of ordinary shares which is a registered shareholder will each be counted as one shareholder for the purpose of calculating the “majority-of-holders” requirement. If a registered shareholder (including DTC or other nominee holder of ordinary shares) elects, or is directed, to vote a portion of such registered shareholder’s ordinary shares “FOR” the Scheme of Arrangement Proposal, and a portion “AGAINST” the Scheme of Arrangement Proposal, then that registered shareholder will be counted as one shareholder voting “FOR” the Scheme of Arrangement Proposal and as one shareholder voting “AGAINST” the Scheme of Arrangement Proposal, thereby effectively cancelling out that registered shareholder’s vote for the purposes of the “majority-of-holders” calculation (but not for purposes of the 75% or more of votes calculation).

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

Obtaining an affirmative vote in respect of the Scheme of Arrangement Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Scheme of Arrangement Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board has approved the Scheme of Arrangement and unanimously recommends that our shareholders vote “FOR” the Scheme of Arrangement Proposal at the Court Meeting.

RESOLUTION

“THAT, the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairperson thereof) in its original form or with, or subject to, such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be, and is hereby, agreed to.”

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AGM AGENDA ITEM 7: THE SCHEME IMPLEMENTATION PROPOSAL

The Board recommends that you vote “FOR” this proposal at the AGM.

In connection with the Scheme of Arrangement, and in addition to the passing of the resolution at the Court Meeting: The Scheme of Arrangement Proposal, the holders of Weatherford-Ireland ordinary shares will also be required to pass a resolution to approve the Scheme of Arrangement at the AGM, so that the Scheme of Arrangement is approved by and on behalf of Weatherford-Ireland and to authorize the directors of Weatherford-Ireland to take all such actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect.

VOTE REQUIRED

The vote will be held by ordinary resolution. To pass, this proposal requires approval by the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The approval of the Scheme Implementation Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Scheme Implementation Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board has approved the Scheme Implementation Proposal and unanimously recommends that our shareholders vote “FOR” the Scheme of Arrangement Proposal as an ordinary resolution at the AGM.

RESOLUTION

“THAT, subject to the passing by the requisite majority of the resolution proposed at a meeting of the shareholders of the Company convened by order of the High Court of Ireland (the “High Court”) for today’s date, the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairperson thereof) in its original form or with, or subject to, such modifications, additions or conditions as may be approved or imposed by the High Court be, and is hereby, approved and that the directors of the Company be, and are hereby, authorized to take such action as they consider necessary or appropriate to carry the Scheme of Arrangement into effect.”

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AGM AGENDA ITEM 8: THE CAPITAL REDUCTION PROPOSAL

The Board recommends that you vote “FOR” this proposal at the AGM.

In connection with the Scheme of Arrangement, the holders of Weatherford-Ireland ordinary shares will be required to pass a resolution to reduce Weatherford-Ireland’s share capital through the cancellation of all outstanding Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement. If the Scheme of Arrangement Proposal has been approved at the Court Meeting, holders of Weatherford-Ireland ordinary shares will be asked at the AGM to approve such cancellation of the Weatherford-Ireland ordinary shares, except those held by Weatherford-US and, if applicable, its nominees.

VOTE REQUIRED

The vote will be held by special resolution. To pass, this proposal requires approval by the affirmative vote of at least 75% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The approval of the Capital Reduction Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Capital Reduction Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Capital Reduction Proposal as a special resolution at the AGM.

RESOLUTION

“THAT, subject to the passing of Resolution 7, above, and the confirmation of the High Court pursuant to sections 84 and 85 of the Companies Act 2014, as amended, the issued share capital of the Company be reduced by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 7, above) but without thereby reducing the authorized share capital of the Company.”

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AGM AGENDA ITEM 9: THE WEATHERFORD-US ALLOTMENT PROPOSAL

The Board recommends that you vote “FOR” this proposal at the AGM.

In connection with the Scheme of Arrangement, at the AGM the holders of Weatherford-Ireland ordinary shares are being asked to approve the terms of the subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford-US. The form of subscription agreement proposed to be entered into is set forth in Annex I to this Proxy Statement. The form of subscription agreement shall also be available for inspection during normal business hours at the registered office of the Company at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland from the date of this Proxy Statement until the date of the AGM and at the AGM itself.

VOTE REQUIRED

The vote will be held by special resolution. To pass, this proposal requires the affirmative vote of at least 75% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The approval of the Weatherford-US Allotment Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Weatherford-US Allotment Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Weatherford-US Allotment Proposal as a special resolution at the AGM.

RESOLUTION

“THAT, (i) the entry by the Company into, and (ii) the subscription, allotment and issue to Weatherford International Corp of one, or more, ordinary shares of $0.001 each in the capital of Weatherford International plc on the terms set out in, a written subscription agreement (a copy of which has been produced to this meeting and for the purposes of identification, signed by the chairperson thereof) be, and is hereby, approved, provided that the authority granted by such approval shall expire on the date falling 18 months following the date on which this resolution is passed unless previously varied, revoked or renewed by a special resolution.”

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AGM AGENDA ITEM 10: THE SCHEME ALLOTMENT AND APPLICATION OF RESERVES PROPOSAL

The Board recommends that you vote “FOR” this proposal at the AGM.

Holders of Weatherford-Ireland ordinary shares are being asked to approve the authorization of the directors of Weatherford-Ireland to allot and issue new Weatherford-Ireland ordinary shares to Weatherford-US and/or its nominee(s) in an amount equal to the number of Weatherford-Ireland ordinary shares cancelled in connection with the Scheme of Arrangement, and the application of the reserve credit arising in the books of account of Weatherford-Ireland as a result of such cancellation in paying-up in full, to their nominal value, such number of new Weatherford-Ireland ordinary shares to be allotted and issued to Weatherford-US and/or its nominee(s) in the manner described in the Scheme of Arrangement.

VOTE REQUIRED

The vote will be held by ordinary resolution. To pass, this proposal requires approval by the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The approval of the Scheme Allotment and Application of Reserves Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Scheme Allotment and Application of Reserves Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Scheme Allotment and Application of Reserves Proposal as an ordinary resolution at the AGM.

RESOLUTION

“THAT, subject to the passing of Resolutions 7, 8 and 9, above:

(a)

the directors of the Company be, and are hereby, generally and unconditionally authorized pursuant to and in accordance with section 1021 of the Companies Act 2014, as amended (the “Companies Act”), to allot and issue New Weatherford-Ireland Shares (as defined in the Scheme of Arrangement referred to in Resolution 7, above), provided that (i) this authority will expire on the date which is 18 months following the date of passing of this resolution, (ii) the maximum aggregate number of shares that may be allotted hereunder shall be an amount equal to the number of the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 7, above), and (iii) this authority shall be without prejudice to any other authority under section 1021 of the Companies Act (or any predecessor legislation thereto) previously granted before the date on which this resolution is passed; and

(b)

forthwith upon the reduction of capital referred to in Resolution 8, above, taking effect, the reserve credit arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 7, above) be applied in paying up in full at par such number of New Weatherford-Ireland Shares (as defined in the Scheme of Arrangement referred to in Resolution 7, above) as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 8, above, such New Weatherford-Ireland Shares to be allotted and issued to Weatherford International Corp and/or its nominees credited as fully paid-up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.”

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AGM AGENDA ITEM 11: THE ARTICLES AMENDMENT PROPOSAL

The Board recommends that you vote “FOR” this proposal at the AGM.

Holders of Weatherford-Ireland ordinary shares are being asked to approve an amendment to the Weatherford-Ireland Articles so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time to persons other than Weatherford-US or its nominees will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration.

VOTE REQUIRED

The vote will be held by special resolution. To pass, this proposal requires approval by the affirmative vote of at least 75% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The approval of the Articles Amendment Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Articles Amendment Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Articles Amendment Proposal as a special resolution at the AGM.

RESOLUTION

“THAT, subject to the Scheme of Arrangement referred to in Resolution 7, above, becoming effective, the articles of association of the Company be amended by adding the following new Article 248:

248.	Scheme of Arrangement

248.1	In these Articles:

(a)

the “2026 Scheme” means the scheme of arrangement between the Company and the holders of the Scheme Shares (as defined therein) dated April 21, 2026 under Chapter 1 of Part 9 of the Act, in its original form or with, or subject to, any modification, addition or condition as may be approved or imposed by the High Court of Ireland and expressions defined in the 2026 Scheme and (if not so defined) in the document constituting the scheme circular circulated with the 2026 Scheme under section 452 of the Act shall have the same meanings in this Article 248; and

(b)	“Weatherford-US” means Weatherford International Corp, a Texas corporation.

248.2

Notwithstanding any other provisions of these Articles, if the Company allots or issues any Ordinary Shares (other than to Weatherford-US and/or its nominee(s)) on or after the Voting Record Time and prior to the Scheme Record Time, such Ordinary Shares shall be allotted and issued subject to the terms of the 2026 Scheme and the holder or holders of those Ordinary Shares shall be bound by the 2026 Scheme accordingly.

248.3

Notwithstanding any other provision of these Articles, if any new Ordinary Shares are allotted or issued to any person (a “new member”) (other than under the 2026 Scheme or to Weatherford-US and/or its nominees) on or after the Scheme Record Time, the new member shall, provided that the 2026 Scheme has become effective, immediately transfer such shares, free of all encumbrances, to Weatherford-US and/or its nominee(s) in consideration of the issue by Weatherford-US to the new member of the number of shares of common stock of US$0.001 each in the capital of Weatherford-US to which the new member would have been entitled under the 2026 Scheme had such Ordinary Shares transferred to Weatherford-US hereunder been Cancellation Shares at the Cancellation Record Time.

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248.4

In order to give effect to any such transfer required by this Article 248, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney and/or otherwise for and in the name of the new member in favor of Weatherford-US and/or its nominee(s) without the need for any further action being required to give effect thereto. Pending the registration of Weatherford-US and/or its nominee(s) as a holder of any Ordinary Share to be transferred under this Article 248, the new member shall not be entitled to exercise any rights attaching to any such Ordinary Share unless so agreed by Weatherford-US and Weatherford-US shall be irrevocably empowered to appoint a person nominated by the directors of Weatherford-US to act as attorney or agent on behalf of any holder or holders of that Ordinary Share in accordance with any directions Weatherford-US may give in relation to any dealings with or disposal of that Ordinary Share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder or holders of that Ordinary Share must exercise all rights attaching to it in accordance with the directions of Weatherford-US. The Company shall not be obliged to issue a certificate to the new member for any such Ordinary Share.

248.5	No right of pre-emption granted to any holder or holders of Ordinary Shares nor to any other person whatsoever shall apply to the allotment or issue of Ordinary Shares pursuant to the 2026 Scheme.”

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AGM AGENDA ITEM 12: THE ADJOURNMENT PROPOSAL

The Board recommends that you vote “FOR” this proposal at the AGM.

Holders of Weatherford-Ireland ordinary shares are being asked to approve any motion by the chairperson of the meeting to adjourn the AGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the AGM to approve any or all of the resolutions proposed at the AGM.

VOTE REQUIRED

The vote will be held by ordinary resolution. To pass, the proposal requires the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the AGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The chairperson of the meeting may adjourn the AGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the AGM to approve any or all of the resolutions proposed at the meeting.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Adjournment Proposal as an ordinary resolution at the AGM.

RESOLUTION

“THAT, any motion by the chairperson to adjourn the annual general meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the annual general meeting to approve any or all of the foregoing Resolutions 7 through 11, be, and is hereby, approved.”

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MATERIAL TAX CONSEQUENCES RELATING TO THE REDOMESTICATION

This section contains a general discussion of certain material tax consequences to holders of Weatherford-Ireland ordinary shares of (1) the Redomestication, (2) post-Redomestication ownership and disposition of Weatherford-US common stock and (3) post-Redomestication operations of Weatherford.

The discussion under the caption “—U.S. Federal Income Tax Considerations” addresses certain material U.S. federal income tax consequences to (1) Weatherford-Ireland and Weatherford-US of the Redomestication and post- Redomestication operations, and (2) U.S. holders and non-U.S. holders (each as defined below) of exchanging Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock in the Redomestication and owning and disposing of shares of Weatherford-US common stock received in the Redomestication.

The discussion under the caption “—Irish Tax Considerations” addresses certain material Irish tax consequences of the Redomestication for holders of Weatherford-Ireland ordinary shares.

The discussion below applies to the shareholders who receive shares of Weatherford-US common stock through the Scheme of Arrangement. The discussion is not a substitute for an individual analysis of the tax consequences of the Redomestication, post-Redomestication ownership and disposition of shares of Weatherford-US common stock or post-Redomestication operations of Weatherford. You should consult your own tax advisors regarding the particular U.S. (federal, state and local), and Irish and other non-U.S. tax consequences of these matters in light of your particular situation.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of the material U.S. federal income tax consequences to U.S. Holders and to Non-U.S. Holders (each as defined below) of (i) exchanging Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement and (ii) owning and disposing of shares of Weatherford-US common stock that are received pursuant to the Scheme of Arrangement. This discussion is based on and subject to the Code, the U.S. Treasury Regulations promulgated thereunder, published guidance of the IRS and court decisions, in each case, as of the date hereof, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

The following discussion assumes that the Scheme of Arrangement will be consummated as described in this proxy statement and applies only to U.S. Holders and Non-U.S. Holders that hold their Weatherford-Ireland ordinary shares, and that will hold their shares of Weatherford-US common stock received pursuant to the Scheme of Arrangement, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

This discussion does not constitute tax advice and does not address all aspects of U.S. federal income taxation that may be relevant to any particular holders in light of their personal circumstances, including any tax consequences arising under the Medicare contribution tax on net investment income, or to any holders subject to special treatment under the Code, such as:

•	banks, thrifts, mutual funds, insurance companies and other financial institutions;

•	real estate investment trusts and regulated investment companies;

•	traders in securities who elect to apply a mark-to-market method of accounting;

•	brokers, dealers or traders in securities or foreign currency;

•	tax-exempt organizations or governmental organizations;

•	individual retirement and other deferred accounts;

•	persons whose functional currency is not the U.S. dollar;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	“passive foreign investment companies” or “controlled foreign corporations” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	persons subject to the alternative minimum tax;

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•	persons deemed to sell their stock under the constructive sale provisions of the Code;

•	persons who hold their stock as part of a straddle, hedging, conversion, constructive sale or other risk reduction transaction;

•	persons who purchase or sell their stock as part of a wash sale for tax purposes;

•	“S corporations,” partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes, or other pass-through entities (and investors therein);

•	persons who received their stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan; and

•	persons subject to special tax accounting rules as a result of any item of gross income with respect to Weatherford-US shares of common stock being taken into account in a financial statement.

This discussion also does not address any considerations under the U.S. federal tax laws other than those pertaining to the income tax, nor does it address any state, local or non-U.S. tax considerations. We do not intend to seek any rulings from the IRS with respect to the Scheme of Arrangement, and there can be no assurance that the IRS will not take a position contrary to the tax consequences described herein or that such a contrary position would not be sustained by a court.

For purposes of this discussion, a “U.S. Holder” means, as the context requires, a beneficial owner of Weatherford-Ireland ordinary shares or, after the completion of the Scheme of Arrangement, shares of Weatherford-US common stock issued pursuant to the Scheme of Arrangement, that for U.S. federal income tax purposes is:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

For purposes of this discussion, a “Non-U.S. Holder” means, as the context requires, a beneficial owner of Weatherford-Ireland ordinary shares or, after the completion of the Scheme of Arrangement, shares of Weatherford-US common stock issued pursuant to the Scheme of Arrangement, that is an individual, corporation, estate or trust and, in each case, is not a U.S. Holder.

If an entity treated as a partnership for U.S. federal income tax purposes holds Weatherford-Ireland ordinary shares or, after the completion of the Scheme of Arrangement, shares of Weatherford-US common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. A holder that is a partnership for U.S. federal income tax purposes and the partners in such partnership should consult their tax advisors about the U.S. federal income tax consequences to them of the Scheme of Arrangement and of the ownership and disposition of shares of Weatherford-US common stock.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF WEATHERFORD-IRELAND ORDINARY SHARES OR, AFTER THE COMPLETION OF THE SCHEME OF ARRANGEMENT, SHARES OF WEATHERFORD-US COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE SCHEME OF ARRANGEMENT AND OF THE OWNERSHIP AND DISPOSITION OF SHARES OF WEATHERFORD-US COMMON STOCK TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER U.S. FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX, INCLUDING ESTATE OR GIFT TAX LAWS, OR UNDER ANY STATE, LOCAL OR NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.

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Characterization of the Exchange of Weatherford-Ireland Ordinary Shares for Shares of Weatherford-US Common Stock Pursuant to the Scheme of Arrangement

For U.S. federal income tax purposes, the exchange of Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement is expected to qualify as a transaction described in Section 351 of the Code as well as a transaction described in Section 368 of the Code (hereafter, in either case, referred to as a “Tax-Free Transaction”). Absent authority directly addressing a transaction involving the same facts as the Scheme of Arrangement, however, we cannot be certain that the exchange of Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement will qualify for such treatment. In addition, the Redomestication is not conditioned on the receipt of a tax opinion, and we do not intend to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Scheme of Arrangement. Consequently, no assurance can be given that the IRS will not challenge the qualification of the Scheme of Arrangement as a Tax-Free Transaction or that a court would not sustain such challenge. In such case, the Scheme of Arrangement could be treated as a taxable transaction for U.S. federal income tax purposes.

Material U.S. Federal Income Tax Consequences of the Scheme of Arrangement to U.S. Holders of Weatherford-Ireland Ordinary Shares

Receipt of Shares of Weatherford-US Common Stock in a Tax-Free Transaction: Assuming that (i) the exchange of Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement qualifies as a Tax-Free Transaction and (ii) Weatherford-Ireland is not and has not been a passive foreign investment company (as discussed below under “Passive Foreign Investment Company Status”), a U.S. Holder that exchanges Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement should not recognize any gain or loss with respect to such exchange. Such U.S. Holder should have an aggregate adjusted tax basis in the shares of Weatherford-US common stock received pursuant to the Scheme of Arrangement equal to the aggregate adjusted tax basis of the Weatherford-Ireland ordinary shares surrendered in exchange therefor by that U.S. Holder pursuant to the Scheme of Arrangement. The holding period for shares of Weatherford-US common stock received pursuant to the Scheme of Arrangement should include the U.S. Holder’s holding period for the Weatherford-Ireland ordinary shares surrendered in exchange therefor. U.S. Holders should consult their tax advisors about any reporting requirements and information statements that could be applicable to a U.S. Holder with respect to the Scheme of Arrangement and any potential consequences, including penalties, associated with a failure to satisfy such requirements.

Passive Foreign Investment Company Status: Weatherford-Ireland believes that it was not a “passive foreign investment company” (generally, a foreign corporation that has a specified percentage of “passive” income or assets in a taxable year, after the application of certain “look-through” rules) for U.S. federal income tax purposes for its 2025 taxable year or any prior taxable year and does not expect to be a passive foreign investment company for its 2026 taxable year. If Weatherford-Ireland was a passive foreign investment company for any taxable year during which a U.S. Holder held Weatherford-Ireland ordinary shares, certain adverse tax consequences, including recognition of gain and application of an interest charge, could apply to such U.S. Holder as a result of the Scheme of Arrangement, unless an exception under the relevant U.S. Treasury Regulations can be relied upon. U.S. Holders should consult their tax advisors with respect to the U.S. federal income tax consequences of the Scheme of Arrangement to them in the event Weatherford-Ireland were a passive foreign investment company for any taxable year during which they held Weatherford-Ireland ordinary shares and the implications of such status on the U.S. federal income tax consequences of the Scheme of Arrangement to them.

Material U.S. Federal Income Tax Considerations to U.S. Holders Regarding Owning and Disposing of Shares of Weatherford-US Common Stock Received in the Scheme of Arrangement

Distributions on Shares of Weatherford-US Common Stock: Any distribution made by Weatherford-US to a U.S. Holder with respect to shares of Weatherford-US common stock will generally be includible in the U.S. Holder’s gross income, in the year actually or constructively received, as a dividend to the extent that such distribution is paid out of Weatherford-US’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent that the amount of the distribution exceeds Weatherford-US’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess will be treated first as a tax-free return of the U.S. Holder’s tax basis in the shares of Weatherford-US common stock, and then, to the extent such excess amount exceeds the U.S. Holder’s tax basis in the shares of Weatherford-US common stock, as capital gain. Subject to applicable

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limitations and requirements, any dividends (that is, distributions that are paid out of current or accumulated earnings and profits) on Weatherford-US’s shares of common stock generally should be eligible for the “dividends received deduction” available to corporate shareholders. Any such dividend paid by Weatherford-US to certain non-corporate U.S. Holders, including individuals, generally will be subject to taxation at preferential rates if certain holding period requirements are met.

Dispositions of Shares of Weatherford-US Common Stock: A U.S. Holder will generally recognize taxable gain or loss on any sale, taxable exchange or other taxable disposition of a Weatherford-US share of common stock equal to the difference between the amount realized for such Weatherford-US share of common stock and the U.S. Holder’s adjusted tax basis in such Weatherford-US share of common stock. Any such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if, on the date of the disposition, the U.S. Holder has a holding period in such Weatherford-US share of common stock that exceeds one year. Long-term capital gains derived by certain non-corporate U.S. Holders, including individuals, are generally subject to taxation at preferential rates. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding: Dividend payments with respect to shares of Weatherford-US common stock and proceeds of a disposition of shares of Weatherford-US common stock will generally be subject to information reporting to the IRS and may be subject to U.S. backup withholding unless a U.S. Holder furnishes such U.S. Holder’s correct U.S. taxpayer identification number (generally on IRS Form W-9) and complies with other applicable certification requirements, or otherwise establishes an exemption. Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules will be credited against a U.S. Holder’s federal income tax liability, and may entitle a U.S. Holder to a refund, provided that the required information is furnished to the IRS in a timely manner.

Material U.S. Federal Income Tax Consequences of the Scheme of Arrangement to Non-U.S. Holders of Weatherford-Ireland Ordinary Shares

Assuming that the exchange of Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement qualifies as a Tax-Free Transaction a Non-U.S. Holder that receives shares of Weatherford-US common stock pursuant to the Scheme of Arrangement should not recognize any gain or loss with respect to the receipt of such shares of Weatherford-US common stock for U.S. federal income tax purposes. Such Non-U.S. Holder should, for U.S. federal income tax purposes, have an aggregate adjusted tax basis in the shares of Weatherford-US common stock received pursuant to the Scheme of Arrangement equal to the aggregate adjusted tax basis of the Weatherford-Ireland ordinary shares surrendered in exchange therefor by that Non-U.S. Holder pursuant to the Scheme of Arrangement. The holding period for shares of Weatherford-US common stock received pursuant to the Scheme of Arrangement will include the Non-U.S. Holder’s holding period for the Weatherford-Ireland ordinary shares surrendered in exchange therefor.

Even if the exchange of Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement does not qualify as Tax-Free Transaction as described above, a Non-U.S. Holder generally would not be subject to U.S. federal income tax on any gain recognized pursuant to the exchange except in the situations described in the first two bullet points below under the heading “Material U.S. Federal Income Tax Considerations to Non-U.S. Holders Regarding Owning and Disposing of Shares of Weatherford-US Common Stock Received in the Scheme of Arrangement—Dispositions of Shares of Weatherford-US Common Stock.”

Non-U.S. Holders should consult their tax advisors about reporting requirements and information statements that could be applicable with respect to the Scheme of Arrangement and any potential consequences, including penalties, associated with a failure to satisfy such requirements.

Material U.S. Federal Income Tax Considerations to Non-U.S. Holders Regarding Owning and Disposing of Shares of Weatherford-US Common Stock Received in the Scheme of Arrangement

Distributions on Shares of Weatherford-US Common Stock: Any distribution made by Weatherford-US to a Non-U.S. Holder with respect to shares of Weatherford-US common stock will generally constitute a dividend for U.S. federal income tax purposes to the extent that such distribution is paid out of Weatherford-US’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent that the amount of the distribution exceeds Weatherford-US’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess will be treated first as a tax-free return of the Non-U.S. Holder’s tax basis in the shares of

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Weatherford-US common stock, and then, to the extent such excess amount exceeds the Non-U.S. Holder’s tax basis in the shares of Weatherford-US common stock, as capital gain, rather than dividends.

Subject to the discussion below regarding effectively connected income, dividends paid to a Non-U.S. Holder with respect to such Non-U.S. Holder’s shares of Weatherford-US common stock generally will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or a lower rate specified by an applicable income tax treaty, provided that the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying its qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable tax treaty.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder generally will not be subject to the 30% U.S. federal withholding tax described in the previous paragraph provided that the Non-U.S. Holder furnishes a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Any such effectively connected dividends will instead be subject to U.S. federal income tax on a net income basis at the regular rates applicable to United States persons. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or a lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different U.S. federal income tax consequences.

Dispositions of Shares of Weatherford-US Common Stock: Subject to the discussions below relating to backup withholding and foreign accounts, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized upon the sale, taxable exchange or other taxable disposition of shares of Weatherford-US common stock, unless:

•

the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States);

•	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

•

the shares of Weatherford-US common stock constitute a U.S. real property interest (“USRPI”) by reason of Weatherford-US being, or having been, a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any applicable time within the shorter of the five-year period preceding the Non-U.S. Holder’s disposition of the shares of Weatherford-US common stock or the Non-U.S. Holder’s holding period for the shares of Weatherford-US common stock.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to United States persons. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

A Non-U.S. Holder described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate specified by an applicable income tax treaty) on gain realized upon the sale, taxable exchange or other taxable disposition of shares of Weatherford-US common stock, which may be offset by certain U.S. source capital losses of the Non-U.S. Holder, provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point above, we currently do not anticipate Weatherford-US being or becoming a USRPHC. However, because the determination at any time of whether Weatherford-US is a USRPHC will depend on the fair market value of its USRPIs relative to the fair market value of its non-USRPIs and other trade or business assets, there can be no assurance that Weatherford-US will not be or become a USRPHC in the future. Even if Weatherford-US were to be or become a USRPHC, gain arising from the sale or other taxable disposition by a Non-U.S. Holder of shares of

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Weatherford-US common stock will not be subject to U.S. federal income tax if shares of Weatherford-US common stock are “regularly traded,” as defined by applicable U.S. Treasury Regulations, on an established securities market, and such Non-U.S. Holder did not own, actually or constructively, more than 5% of the shares of Weatherford-US common stock at any time during the shorter of the five-year period ending on the date of the sale or other taxable disposition of the shares of Weatherford-US common stock or the Non-U.S. Holder’s holding period for the shares of Weatherford-US common stock.

Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different U.S. federal income tax consequences.

Information Reporting and Backup Withholding: Payments of dividends on shares of Weatherford-US common stock will not be subject to backup withholding, provided that the Non-U.S. Holder certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. U.S. information reporting, however, will apply in connection with any distributions on shares of Weatherford-US common stock paid to the Non-U.S. Holder, regardless of whether such distributions constitute dividends or whether any tax was actually withheld.

Proceeds of a sale or other taxable disposition of shares of Weatherford-US common stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or U.S. information reporting if the applicable withholding agent receives the certification described above or the Non-U.S. Holder otherwise establishes an exemption. Proceeds of a disposition of shares of Weatherford-US common stock conducted through a non-U.S. office of a non-U.S. broker that does not have certain enumerated relationships with the United States generally will not be subject to backup withholding or U.S. information reporting.

Copies of information returns that are filed with the IRS may also be made available, under the provisions of an applicable treaty or agreement, to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Additional Withholding Tax on Payments Made to Foreign Accounts: Withholding taxes may be imposed under Sections 1471 through 1474 of the Code (commonly referred to as the Foreign Account Tax Compliance Act or FATCA) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on shares of Weatherford-US common stock paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States relating to FATCA may be subject to different rules.

Under the applicable U.S. Treasury Regulations and administrative guidance, withholding under FATCA currently applies to payments of dividends on shares of Weatherford-US common stock. While withholding under FATCA also would have applied to payments of gross proceeds from the sale or other disposition of stock on or after January 1, 2019, proposed U.S. Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely.

Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA with respect to their investment in shares of Weatherford-US common stock.

THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH WEATHERFORD-IRELAND SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

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IRISH TAX CONSIDERATIONS

Scope of Discussion

The following is a general summary of the material Irish tax considerations of the Scheme of Arrangement which are generally expected to be applicable to certain beneficial owners of Weatherford-Ireland ordinary shares. The summary is based upon the Weatherford group of companies’ understanding of existing Irish tax legislation and case law and the published practice of the Irish Revenue Commissioners as of the date of this Proxy Statement.

Legislative, administrative or judicial changes may modify the tax consequences described in this section, possibly with retroactive effect. Furthermore, the Weatherford group of companies can provide no assurance that the tax consequences contained in this summary will not be challenged by Irish Revenue or will be sustained by an Irish court if they were to be challenged.

The summary does not constitute tax advice and is intended only as a general guide. The summary is not exhaustive and holders of Weatherford-Ireland ordinary shares should consult their own tax advisors about the Irish tax consequences (and the tax consequences under the laws of other relevant jurisdictions) of the Scheme of Arrangement and the acquisition, ownership and disposal of shares of Weatherford-US common stock in the future. Furthermore, the summary applies only to shareholders who own Weatherford-Ireland ordinary shares as capital assets and does not apply to other categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes, pension funds or shareholders who have, or who are deemed to have, acquired their shares by virtue of an office or employment and such persons may be subject to special rules.

Taxation of holders of Weatherford-Ireland ordinary shares

The Scheme of Arrangement should not be treated as involving a distribution for Irish tax purposes.

Irish Tax on Chargeable Gains

Non Irish-Resident Shareholders: Holders of Weatherford-Ireland ordinary shares who are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish CGT or corporation tax on chargeable gains in the case of corporate holders of Weatherford-Ireland ordinary shares, on the cancellation of their Weatherford-Ireland ordinary shares pursuant to the Scheme of Arrangement, unless such shares were used in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency.

Irish resident shareholders: Holders of Weatherford-Ireland ordinary shares that are resident or ordinarily resident in Ireland for Irish tax purposes or who have used their shares in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or whose shares were used or held or acquired for use by or for the purposes of the branch or agency will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT in relation to the cancellation of Weatherford-Ireland ordinary shares under the Scheme of Arrangement. Such shareholders should consult their own tax advisors as to the Irish tax consequences of the Scheme of Arrangement.

Stamp Duty

Irish stamp duty should not be payable by the holders of Weatherford-Ireland ordinary shares on the Scheme of Arrangement.

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DESCRIPTION OF WEATHERFORD-US CAPITAL STOCK

The following description of the capital stock of Weatherford-US is a summary. This summary is subject to the TBOC and to the complete text of the Texas Charter and Bylaws which will be adopted by Weatherford-US substantially in the forms attached at Annexes D and E of this Proxy Statement, respectively, prior to the Effective Time. We encourage you to read the Texas Charter and Bylaws carefully. There are differences between the Weatherford-Ireland Articles and the Texas Charter and Bylaws.

See “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Except where otherwise indicated, the description below reflects the Texas Charter and Bylaws substantially as those documents will be in effect upon consummation of the Redomestication.

CAPITAL STRUCTURE

Authorized Capital Stock

Prior to the Scheme of Arrangement, as a newly-formed entity, Weatherford-US will not have any stock issued and outstanding other than nominal stock issued to Weatherford Bermuda Holdings Ltd., an indirect, wholly-owned subsidiary of Weatherford-Ireland, in connection with the formation of Weatherford-US in Texas. Upon the completion of the Scheme of Arrangement, Weatherford-US’ authorized capital stock will consist of 1,346,000,000 shares of Weatherford-US common stock, $0.001 par value per share, and 10,000,000 shares of Weatherford-US preferred stock, par value $0.001 per share. The amount of authorized shares of Weatherford-US common stock will be the same as the amount of authorized Weatherford-Ireland ordinary shares immediately prior to the effectiveness of the Scheme of Arrangement.

Issued Capital Stock

The issued share capital of Weatherford-US at the close of business on April 9, 2026 was $0.001 consisting of one share of common stock, $0.001 par value per share.

VOTING RIGHTS

Holders of our common stock will be entitled to one vote for each share on all matters submitted to a vote of shareholders, including the election of directors. There are no cumulative voting rights. Subject to the voting rights expressly conferred to the holders of our preferred stock, if any, the holders of our common stock possess exclusive voting power for the election of directors and for all other purposes. The Texas Charter provides that, to the extent permitted by the TBOC, with respect to certain matters for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote on such matter is required for approving such matter, subject to any alternative or other voting thresholds in the Bylaws for other matters.

The Bylaws provide that directors shall be elected by the affirmative vote of a majority of the votes cast (for or against) the directors by shares present in person or represented by proxy at a shareholder meeting and entitled to vote on the election of directors, provided, however, that the directors shall be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors and cast in the election of directors at any meeting of shareholders for which (i) the secretary of the corporation receives a notice that a shareholder has nominated a person for election to the board of directors in compliance with the advance notice requirements for shareholder nominees for director set forth in the Bylaws, and (ii) such nomination has not been withdrawn by such shareholder on or prior to the tenth (10th) day preceding the date the corporation first mails its notice of meeting for such meeting to the shareholders.

DIVIDENDS

Holders of Weatherford-US common stock will be entitled to receive dividends, if any, as may be declared from time to time by the Weatherford-US Board out of legally available funds. Declaration and payment of any dividend will be subject

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to the discretion of the Weatherford-US Board. The time and amount of dividends will be dependent upon our results of operations, financial condition, contractual restrictions and capital requirements, the provisions of Texas law affecting the payment of distributions to shareholders, and any other factors the Weatherford-US Board may consider relevant. It is expected that Weatherford-US would pay (or cause to be paid) any dividends declared by Weatherford-Ireland prior to the Effective Time of the Scheme of Arrangement in connection with Weatherford-Ireland’s quarterly dividend program.

LIQUIDATION RIGHTS

Upon the liquidation, dissolution or winding up of Weatherford-US, holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding shares of preferred stock. Holders of common stock have no preemptive or conversion rights or other subscription rights.

SHARE REPURCHASES

Repurchases and Redemptions by Weatherford-US

The Weatherford-US Board may exercise all of the powers of Weatherford-US to purchase or acquire all or any part of its own shares at any price and upon such terms as the Weatherford-US Board may in its discretion determine, provided always that such acquisition is in accordance with the TBOC. Further Weatherford-US may acquire its own shares as treasury shares in accordance with the TBOC and on such terms as the Weatherford-US Board determines in its discretion. Treasury shares are not outstanding and are not entitled to vote at meetings of shareholders. Weatherford-US may not make a distribution, including purchasing its own shares, if, after giving the distribution effect, either (i) the corporation would be insolvent, meaning unable to pay its debts as they become due in the usual course of business or affairs, or (ii) the distribution would exceed the corporation’s distribution limit, as defined in the TBOC.

Existing Share Repurchase Program

The Board has previously authorized a program to repurchase up to $500 million of the ordinary shares of Weatherford-Ireland, under which there remained, as of close of trading on March 31, 2026, authorization to repurchase up to $290 million of the ordinary shares of Weatherford-Ireland. Prior to the consummation of the Scheme of Arrangement, we expect the Weatherford-US Board to authorize the repurchase or redemption of Weatherford-US shares by Weatherford-US and subsidiaries of Weatherford-US pursuant to the program, such that Weatherford-US and its subsidiaries will be authorized to purchase or redeem shares in an aggregate amount approximately equal to the then-remaining authorization under the existing Weatherford-Ireland share repurchase program.

CERTAIN PROVISIONS OF OUR TEXAS CHARTER AND BYLAWS

Anti-Takeover Effects of Texas Law, our Texas Charter and Bylaws

Our Texas Charter and Bylaws contain provisions that could have the effect of delaying, deterring or preventing another party from acquiring control of us. These provisions and certain provisions of Texas law, which are further summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed, in part, to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate more favorable terms with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us.

Authorized Preferred Stock

The Texas Charter provides that the Weatherford-US Board may cause the company to issue preferred stock from time to time in one or more series and may fix the number of shares and the terms of each series without the further approval of our shareholders. The preferred stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board (authority to do so is expressly vested in the Board). The Board is authorized to fix by resolution or resolutions and to set forth in a certificate of designation filed pursuant to the TBOC, the designations, preferences, limitations, and relative rights of any series of preferred stock, and the Board may fix and set forth with respect to any series of preferred stock any terms whatsoever permitted by applicable law, including: (a) any powers, rights (including, voting, participation, optional, dividend, conversion, exchange or any other rights), terms

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and rights of redemption (including sinking fund provisions), redemption prices and timing, dividend rates or terms (including cumulative or noncumulative terms or including modes of payment, such as cash, securities, or property), liquidation preferences or required returns; and (b) any qualifications, limitations, or restrictions, including any affirmative or negative covenants or any restrictions on indebtedness, issuance of additional stock, payment of dividends or distributions, purchase or redemption of stock, or other restrictions.

The issuance of preferred stock, while providing desired flexibility and connection with possible acquisitions and other corporate purposes, could adversely affect the power of holders of our common stock. It could also affect the likelihood that holders of our common stock will receive dividend payments and payments upon liquidation. The issuance of shares of preferred stock, or the issuance of rights to purchase shares of preferred stock, could be used to discourage an attempt to obtain control of us. For example, if, in the exercise of its fiduciary obligations, our Board were to determine that a takeover proposal was not in our best interest, the Weatherford-US Board could authorize the issuance of a series of preferred stock containing class voting rights that would enable the holder or holders of the series to prevent or make the change of control transaction more difficult. Alternatively, a change of control transaction deemed by the board to be in our best interest could be facilitated by issuing a series of preferred stock having sufficient voting rights to provide the required percentage vote of the shareholders.

Limits on Ability of Shareholders to Act by Written Consent or Call a Special Meeting

The Texas Charter provides that our shareholders may act by written consent only if the holders of all of our shares entitled to vote on such action adopts a resolution by unanimous written consent. This may deter action by written consent or lengthen the amount of time required to take shareholder actions. As a result, even a holder controlling a majority of our capital stock would not be able to amend our Bylaws or remove directors without holding a meeting of our shareholders called in accordance with our Bylaws.

In addition, the Texas Charter provides that special meetings of shareholders may be called by the chairperson of the Weatherford-US Board, the chief executive officer, the president, our Weatherford-US Board, or by shareholders holding not less than 25% of the Weatherford US’ then outstanding shares of capital stock entitled to vote at such meeting, subject to certain notice and procedural requirements contained in our Bylaws. The threshold required for shareholders to call a special meeting may delay the ability of our shareholders to force consideration of a proposal or for holders controlling a majority of our capital stock to take any action, including the removal of directors.

Requirements for Advance Notification of Shareholder Nominations and Proposals

The Bylaws establish advance notice procedures and ownership requirements with respect to shareholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of our board of directors (or a committee of our board of directors). These provisions may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed. These provisions may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of our company.

No Cumulative Voting

The Texas Charter and Bylaws do not permit cumulative voting in the election of directors. Cumulative voting allows a shareholder to vote a portion or all of its shares for one or more candidates for seats on the Weatherford-US Board. Without cumulative voting, a minority shareholder may not be able to gain as many seats on the Weatherford-US Board as the shareholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority shareholder to gain a seat on the Weatherford-US Board to influence the Weatherford-US Board’s decision regarding a takeover.

Amendment of Texas Charter Provisions

Any amendment of the Texas Charter will require approval by holders of at least a majority of our outstanding capital stock entitled to vote on shareholder matters.

Shareholder Derivative Proceedings

As permitted by the TBOC, our governing documents provide that no shareholder (as defined in Section 21.551(2) of the TBOC, which includes two or more shareholders acting in concert under an informal or formal agreement or understanding with respect to such derivative proceeding) may institute or maintain a derivative proceeding brought on

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behalf of the company against any director and/or officer of the company in such person’s official capacity unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of shares of our outstanding shares sufficient to meet an ownership threshold of at least 3% of such outstanding shares.

Texas Anti-Takeover Statute

We have elected to opt-out of the provisions of subchapter M of Chapter 21, including Section 21.606, of the TBOC regulating corporate takeovers. In general, that section prohibits Texas public corporations from engaging in a wide range of specified transactions, with any affiliated shareholder during the three-year period immediately following the affiliated shareholder’s acquisition of shares in the absence of certain board of director or shareholder approvals. An affiliated shareholder of a corporation is any person, other than the corporation and any of its wholly owned subsidiaries, that is or was within the preceding three-year period the beneficial owner of 20% or more of the outstanding shares of stock entitled to vote generally in the election of directors.

Choice of Forum

The Bylaws provide that, unless we consent to the selection of an alternative forum, to the fullest extent permitted by law, the Eleventh Business Court Division of the Texas Business Court, which is located in Houston, Texas, or, if such court lacks jurisdiction, the Houston Division of the United States District Court for the Southern District of Texas, shall be the sole and exclusive forum for actions brought on behalf of Weatherford-US or asserting claims against Weatherford-US or its directors, officers or employees, including any claim under the Securities Act that is an internal entity claim (as such term is defined by the TBOC). The above-mentioned federal court will be the sole and exclusive forum for other claims under the Securities Act and under the Exchange Act. If both the Texas Business Court and such federal court lack jurisdiction, the state district court of the State of Texas located in the county where Weatherford-US has its principal place of business will be the sole and exclusive forum.

Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholders’ Suits” for more information regarding such actions.

PRE-EMPTIVE AND SIMILAR RIGHTS

Weatherford-US will be subject to the rules of Nasdaq requiring shareholder approval of certain share issuances. Holders of shares of Weatherford-US common stock will not have pre-emptive, subscription, conversion, or redemption rights. There will be no redemption or sinking fund provisions applicable to Weatherford-US’ common stock.

NO LIABILITY FOR FURTHER CALLS OR ASSESSMENTS

All of the issued and outstanding shares of Weatherford-US common stock will be fully paid and non-assessable.

TRANSFER AND REGISTRATION OF SHARES

The Texas Charter and Bylaws do not provide for any restrictions on the transferability of shares of Weatherford-US common stock. Subject to applicable securities laws, shares of Weatherford-US common stock will be freely transferable on Nasdaq once listed.

NO SHARE CERTIFICATES

The Bylaws provide the Weatherford-US Board with discretion to issue stock in certificated or uncertificated form. It is not intended that Weatherford-US will issue stock certificates unless (i) certificates are required by law, any stock exchange, a recognized depository, any operator of any clearance or settlement system, or the terms of issue of any class or series of its shares, or (ii) a holder of Weatherford-Ireland ordinary shares in respect of which a certificate has been issued applies for share certificates evidencing ownership of Weatherford-US shares received pursuant to the Redomestication. See “Court Meeting Agenda Item: The Scheme of Arrangement Proposal.”

STOCK EXCHANGE LISTING

We intend to make application for and expect that, immediately following the Effective Time, the shares of Weatherford-US common stock issued pursuant to the Scheme of Arrangement will be listed on Nasdaq under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares are currently listed. We do not currently intend to list the Weatherford-Ireland ordinary shares on any stock exchange following the Scheme of Arrangement.

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TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar for Weatherford-Ireland’s ordinary shares, and the expected transfer agent and registrar for Weatherford-US’ common stock upon completion of the Scheme of Arrangement, is EQ Shareowner Services at 1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120.

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COMPARISON OF RIGHTS OF SHAREHOLDERS AND POWERS OF THE BOARD OF DIRECTORS

Your rights as a shareholder of Weatherford-Ireland and the relative powers of the Board are governed by Irish law and the Weatherford-Ireland Articles. After the effectiveness of the Scheme of Arrangement, you will be a Weatherford-US shareholder, and your rights and the relative powers of Weatherford-US’ Board will be governed by Texas law, the Texas Charter and the Bylaws.

Many of the principal attributes of the Weatherford-Ireland ordinary shares and the Weatherford-US common stock will be similar. However, there are differences between what your rights are under Irish law and what they will be under Texas law after the Scheme of Arrangement takes effect. In addition, there are differences between the Weatherford-Ireland Articles and the Texas Charter and Bylaws.

The following discussion is a summary of certain changes in your rights resulting from the effect of the Scheme of Arrangement.

This summary does not cover all of the differences between Irish law and Texas law affecting companies and their shareholders or all of the differences between the Weatherford-Ireland Articles, the Texas Charter and Bylaws. This summary is subject to the TBOC and the Companies Act, and to the complete text of the Weatherford-Ireland Articles and the Texas Charter and Bylaws (which will be adopted by Weatherford-US substantially in the forms attached as Annexes D and E, respectively, prior to the Effective Time). We encourage you to read those bylaws and documents carefully.

For information as to how you can obtain the Weatherford-Ireland Articles, please see “Where You Can Find More Information.” Except where otherwise indicated, the discussion of Weatherford-US below reflects Weatherford-US’ Texas Charter and Bylaws as those documents will be in effect upon consummation of the Redomestication.

PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (TEXAS)
Capital Structure

The authorized share capital of Weatherford-Ireland is US$1,356,000,000 divided into 1,356,000,000 ordinary shares with a nominal value of $0.001 per share.

As of April 9, 2026, there were 71,933,662 Weatherford-Ireland ordinary shares issued and outstanding.

The authorized share capital may be increased or reduced by way of an ordinary resolution of Weatherford-Ireland. An “ordinary resolution” is a resolution passed by a simple majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy at a general meeting of Weatherford-Ireland.

Weatherford-Ireland may, by special resolution and subject to confirmation by the Irish High Court, reduce its company capital (which includes amongst other things, its issued share capital and its share premium) in any manner permitted by the Companies Act. A “special resolution” is a resolution passed by not less than 75% of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy at a general meeting of Weatherford-Ireland.

The Texas Charter authorizes 1,356,000,000 shares of capital stock, consisting of (a) 1,346,000,000 shares of Weatherford-US common stock, par value $0.001 per share, and (b) 10,000,000 shares of preferred stock, par value $0.001 per share.

Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the amount of authorized capital stock without shareholder approval unless (i) the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased to an amount proportionate to the same multiple by which the number of issued shares is subdivided as a result of the forward stock split without shareholder approval, or (ii) the decrease is in connection with a reverse stock split primarily for the purpose of maintaining the listing eligibility of the class of shares on any applicable national securities exchange, in which case the number of authorized shares can be decreased to an amount proportionate to the same multiple by which the number of issued shares is combined

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Weatherford-Ireland may, by ordinary resolution, sub-divide or consolidate (i.e., a reverse share split) its shares, or reduce or increase the nominal value of its shares.

as a result of the reverse stock split without shareholder approval, provided in both cases that the corporation only has one class of stock outstanding and such class is not divided into series (unless shareholder approval is expressly required by the certificate of formation).

The Texas Charter provides that, subject to the terms of any series of preferred stock, the number of authorized shares of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of Weatherford-US entitled to vote on that matter, voting together as a single class.

Shares of Weatherford-US common stock will be issued in the Scheme of Arrangement. Holders of shares of Weatherford-US common stock will be entitled to all the rights and obligations provided to such holders under the TBOC and the Texas Charter and Bylaws.

Assuming the Scheme of Arrangement had become effective as of the Voting Record Time, there would be 71,933,662 shares of Weatherford-US common stock outstanding and no shares of Weatherford-US preferred stock outstanding.

Issuance of Shares; Share Warrants and Share Options

Under Irish law, no shares may be allotted and issued by Weatherford-Ireland unless comprised in its authorized but unissued share capital.

Under Irish law and the Weatherford-Ireland Articles, the Board, or a duly authorized committee thereof, may (i) allot and issue ordinary shares, and (ii) grant rights to subscribe for, or convert any security into, ordinary shares (including share warrants and share options) (“convertible rights”) up to the maximum amount of Weatherford-Ireland’s authorized but unissued share capital, once generally, or specifically, authorized to do so by ordinary resolution passed by shareholders at a general meeting.

A general allotment authorization may be given for a maximum period of five years, at which point it must be renewed by ordinary resolution.

The Weatherford-Ireland shareholders most recently resolved by ordinary resolution passed at Weatherford-Ireland’s 2025 annual general meeting to generally authorize the Board to issue new ordinary shares and convertible securities for a period of 15 months ending September 11, 2026 (or the date of the next annual general

Under the TBOC, a Texas corporation may issue shares only to the extent the shares are authorized in its certificate of formation; a corporation may not issue more shares than the number of authorized shares provided in its certificate of formation.

Under the TBOC and the Texas Charter, the Weatherford-US Board has the authority to (i) issue shares and (ii) grant rights or options to purchase shares or securities convertible into shares, including warrants and stock options, on such terms and for such consideration as the Weatherford-US Board determines, up to the number of authorized shares provided for in the Texas Charter. Subject to the requirements of the TBOC, shares may be issued in one or more transactions in the number, at the time and for the consideration established in, or determined by, the Weatherford-US Board’s authorization.

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meeting, whichever is later) in respect of up to 14,511,000 ordinary shares (representing approximately 20% of its issued share capital).

Under Irish law, a shareholder allotment authorization is not required for the allotment and issue of ordinary shares or grant of convertible rights in pursuance of an employees’ share scheme.

Statutory Pre- emption Rights

Under Irish law, subject to certain exceptions, allotments, issuances and grants of “equity securities” (comprising, subject to certain exceptions, new ordinary shares and convertible rights) for cash are subject to statutory pre-emption rights in favor of shareholders, save to the extent such statutory pre-emption rights are generally, or specifically, disapplied by special resolution passed by shareholders at a general meeting.

A general disapplication of statutory pre-emption rights may be given for a maximum period of five years, at which point it must be renewed by special resolution.

The Weatherford-Ireland shareholders most recently resolved by special resolution passed at Weatherford-Ireland’s 2025 annual general meeting to approve a general disapplication of statutory pre-emption rights for a period of 15 months ending September 11, 2026 (or the date of the next annual general meeting, whichever is later) in respect of up to 14,511,000 ordinary shares (representing approximately 20% of its issued share capital).

Under Irish law, statutory pre-emption rights do not apply to the allotment and issue of ordinary shares or grant of convertible rights in pursuance of an employees’ share scheme.

Under the TBOC, unless otherwise provided in a corporation’s certificate of formation, a shareholder does not, by operation of law, possess pre-emptive rights to acquire the corporation’s unissued or treasury shares. The Texas Charter will not provide for pre-emptive rights, as is customary for U.S. public companies.

Election of Directors

The Weatherford-Ireland Articles provide that the number of directors shall be fixed from time to time by the Board, provided the number shall not be less than 3 nor more than 14.

The Weatherford-Ireland Articles provide that the directors may be appointed by Weatherford-Ireland shareholders in general meeting or by the Board.

The Weatherford-Ireland Articles provide that each director shall (unless his or her office is earlier vacated) serve for a one-year term concluding on the later of (i) the annual general meeting after such director was last appointed or

The Bylaws provide that the number of directors shall be fixed from time to time by the Weatherford-US Board, provided the number shall not be less than 3 nor more than 14. We expect that the number of directors seated on the Weatherford-US Board will be six directors.

The Bylaws provide that directors, (a) in an uncontested election, shall be elected by a majority of votes cast with respect to the director at any meeting for the election of directors at which quorum is present, and (b) in a contested election, shall be elected by a plurality of votes cast with respect to the director at any meeting

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reappointed and (ii) the date his or her successor is elected and qualified.

The Weatherford-Ireland Articles provide that each director shall be elected by ordinary resolution passed by shareholders at a general meeting provided that, if the number of director nominees exceeds the number of directors to be elected (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the directors shall be elected by a plurality of the votes cast, in person or represented by proxy, at such meeting and entitled to vote on the election of directors.

The Weatherford-Ireland Articles provide that, in an uncontested election (where the number of director nominees does not exceed the number of directors to be elected), any nominee for election to the Board who is then serving as a director and who receives a greater number of “against” votes than “for” votes shall promptly tender his or her resignation following certification of the vote. The Board (excluding the director who has so tendered his or her resignation) is then obliged to consider the resignation offer and decide whether to accept or reject the resignation, or whether other action should be taken.

for the election of directors at which quorum is present.

Under the TBOC and the Bylaws, a director shall (unless his or her office is earlier vacated) serve for a one-year term concluding on the later of (i) the next annual general meeting of shareholders after such director was last appointed or reappointed, and (ii) the date his or her successor is elected and qualified or until his or her earlier death, resignation, or removal.

The Bylaws provide that resignation of a director due to failing to receive a majority of votes cast will be governed by the corporate policies or principles adopted by the Weatherford-US Board.

Appointment of Directors by the Board

The Weatherford-Ireland Articles provide that the Board may from time to time appoint any person to be a director, either to fill a casual vacancy or as an addition to the existing directors, provided that the total number of directors shall not at any time exceed the maximum number of 14 as provided for in the Weatherford-Ireland Articles.

The Bylaws provide that vacancies, which would include any resulting from death, resignation, removal or other causes, and newly created directorships resulting from any increase in the number of directors will be filled by an affirmative vote of the majority of the directors then in office (even though less than a quorum) or by a sole remaining director, provided, however, that, pursuant to the TBOC, during the period between two successive annual meetings of shareholders, the Weatherford-US Board may not fill more than two vacancies created by an increase in the number of directors.

Removal of Directors

Under Irish law, Weatherford-Ireland shareholders may remove a director without cause by ordinary resolution, provided that at least 28 clear days’ notice of the resolution is given to Weatherford-Ireland and the Weatherford-Ireland shareholders comply with the relevant procedural requirements.

Under Irish law one or more Weatherford-Ireland shareholders representing not less than 10% of the paid-up share capital of Weatherford-Ireland

The Bylaws provide that any or all directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote on election of directors, subject to the rights of any preferred stock.

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carrying voting rights may requisition Weatherford-Ireland to convene an extraordinary general meeting at which a resolution to remove a director and appoint another person in his or her place may be proposed.

The Weatherford-Ireland Articles also provide that one or more Weatherford-Ireland shareholders holding at least 25% of the outstanding ordinary shares may directly convene an extraordinary general meeting, at which a resolution to remove a director and appoint another person in his or her place may be proposed.

Board and Committee Composition; Management

The Weatherford-Ireland Articles confer authority on the Board to manage the business of Weatherford-Ireland, and provides that the Board may exercise all such powers of Weatherford-Ireland as are not by the Companies Act, the Weatherford-Ireland memorandum of association or by the Weatherford-Ireland Articles required to be exercised by Weatherford-Ireland in general meeting.

Under the Weatherford-Ireland Articles, the Board may delegate any of its powers to such person or persons as they think fit, including committees.

Under the Weatherford-Ireland Articles, the Board, may establish one or more committees consisting in whole or in part of members of the Board. The composition, function, power, and obligations of any such committee will be determined by the Board from time to time.

The Bylaws provide that the Weatherford-US Board may designate committees composed of one or more directors. Once appointed, a committee has the full authority of the board of directors, though such authority may be limited by the resolution that created the committee, the Texas Charter, Bylaws or the TBOC. A committee cannot (i) amend the certificate of formation, except to establish a series of shares, change the number of shares in a series, or eliminate a series of shares, (ii) propose a reduction of stated capital, (iii) approve a plan of merger, share exchange, or conversion, (iv) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the ordinary course of business, (v) recommend to the shareholders a voluntary winding up and termination or revocation of such action, (vi) amend, alter, repeal, or adopt bylaws, (vii) fill board vacancies, (viii) fill committee vacancies or designate alternate committee members, (ix) fill vacancies due to an increase in the number of directors, (x) elect or remove officers or committee members, (xi) set committee member compensation, or (xii) alter or repeal a board resolution that states that the board resolution cannot be amended or repealed by a committee.

The board of directors of a corporation subject to Section 21.419 of the TBOC, may adopt resolutions that authorize the formation of a committee of independent and disinterested directors to review and approve transactions, whether or not contemplated at the time of the committee’s formation or a petition under Section 21.4161 of the TBOC, involving the corporation or any of its subsidiaries and a controlling shareholder, director or officer.

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Duties of the Board of Directors

The Companies Act sets out nine principal fiduciary duties for directors. These statutory duties are non-exhaustive and are based upon, and interpreted in accordance with, common law rules and equitable principles which have been developed by the Irish courts over many years. The nine principal fiduciary duties of a director are:

(i)  to act in good faith in what the director considers to be the interests of the company;

(ii)   to act honestly and responsibly in relation to the conduct of the affairs of the company;

(iii)  to act in accordance with the company’s constitution and to exercise his or her powers only for the purposes allowed by law;

(iv)  not to use the company’s property, information, or opportunities for his or her own benefit, or that of anyone else;

(v)   not to agree to restrict the director’s power to exercise an independent judgement;

(vi)  to avoid conflicts of interest;

(vii)  to exercise due care, skill and diligence;

(viii) to have regard to the interests of the company’s employees in general and its shareholders; and

(ix)  to have regard to the interests of the company’s creditors, where a director believes, or has reasonable cause to believe the company is, or is likely to be, unable to pay its debts or where the directors become aware of the company’s insolvency.

Such duties are owed to Weatherford-Ireland (not to individual shareholders or third parties) and only Weatherford-Ireland may take an action for breach of duty against a director. In limited situations, shareholders may be able to bring a derivative action on behalf of Weatherford-Ireland.

In Texas, fiduciary duties are generally developed by case law.

Directors and officers owe fiduciary duties of loyalty, care, and obedience to the corporation.

The TBOC states that directors may rely on information, opinions, reports or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the corporation, legal counsel, a public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional or expert competence in the matter, or a committee of the corporation on which the director or officer does not serve.

Such director and officer duties are owed to Weatherford-US (not to individual shareholders or third parties) and generally only Weatherford-US may take an action for breach of duty against a director. In limited situations, shareholders may be able to bring a derivative action on behalf of Weatherford-US.

Shareholders’ Suits

Under Irish law, fiduciary duties are owed by the Weatherford-Ireland’s directors to Weatherford-Ireland (not to individual shareholders or third parties) and only Weatherford-Ireland may take an action for breach of fiduciary duty against a Weatherford-Ireland director.

In limited situations, the Weatherford-Ireland shareholders may be able to bring a derivative action on behalf of Weatherford-Ireland.

While Irish law only permits a Weatherford-Ireland shareholder to initiate a lawsuit on behalf of Weatherford-Ireland in limited circumstances,

Under Texas law, fiduciary duties are owed by Weatherford-US directors and officers solely to the corporation.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless (i) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question, and (ii) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. The TBOC

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it does permit a shareholder to apply for a court order where Weatherford-Ireland’s affairs are being conducted or the powers of the Board are being exercised (i) in a manner oppressive to him or her or any of the members, or (ii) in disregard of his or her or their interests as members.

allows nationally listed corporations and corporations with over 500 shareholders that have elected to be governed by Section 21.419 of the TBOC to set an ownership threshold in their governing documents (not to exceed 3% of outstanding shares) that shareholders must satisfy to bring a derivative claim.

The Texas Charter opts-in to Section 21.419 of the TBOC and sets an ownership threshold of 3% of outstanding shares.

The TBOC also has certain procedural requirements that limit the ability of a shareholder to bring or sustain a derivative claim. Those include (i) always requiring the shareholder to first file a written demand with the corporation, stating with particularity the act, omission or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action, (ii) a 90-day waiting period after making a demand before commencing a judicial proceeding (unless the demand is earlier rejected, the corporation is suffering irreparable injury or irreparable injury to the corporation would result by waiting for the expiration of the 90-day period), and (iii) if a majority of the independent/disinterested directors determine a derivative proceeding is not in the company’s best interest, the derivative proceeding must be dismissed by a court upon a motion by the corporation.

The TBOC allows a Texas corporation to include a waiver of jury trial in its certificate of formation or bylaws, and that such waiver will constitute a knowing waiver if enforced against a party approving the certificate of formation or bylaws or acquiring a security after the adoption of such certificate of formation or bylaws, continuing to hold a security of a public company after such certificate of formation or bylaws are adopted or by other methods permitted under law. The Bylaws include a jury trial waiver.

Indemnification of Directors and Officers; Insurance

Subject to exceptions, Irish law does not permit a company to exempt a director or certain officers from, or indemnify a director against, liability in connection with any negligence, default, breach of duty or breach of trust by a director in relation to Weatherford-Ireland. The exceptions allow a company to (i) purchase and maintain directors and officers insurance against any liability attaching in connection with any negligence default, breach of duty or breach of trust owed to

The Texas Charter and Bylaws collectively provide that Weatherford-US shall indemnify any persons who are or were made a party or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person, is or was serving as a director, delegate or officer of Weatherford-US or, while a director or officer of Weatherford-US is or was serving at the request of Weatherford-US as a director, officer, employee, or agent of another corporation or of a partnership, joint venture,

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the company, and (ii) indemnify a director or such other officer against any liability incurred in defending proceedings, whether civil or criminal (a) in which judgment is given in his or her favor or in which he or she is acquitted, or (b) in respect of which an Irish court grants him or her relief from any such liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

The Weatherford-Ireland Articles include a provision which, subject to the provisions of the Companies Act as aforesaid, entitles every present and former director and other officer of Weatherford-Ireland and each other person who is or was serving at the request of Weatherford-Ireland as a director, officer, employee or agent of another company, or of a partnership, joint venture, trust or other enterprise or non-profit entity, including service with respect to employee benefit plans maintained or sponsored by Weatherford-Ireland (including the heirs, executors, administrators and estates of such persons) to be indemnified and held harmless by Weatherford-Ireland to the fullest extent permitted by law against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties in relation thereto.

In addition, Weatherford-Ireland and Weatherford International Ltd., have entered (and/or, if required, any other subsidiary of Weatherford-Ireland may enter) into indemnification agreements (or deed poll indemnities) with or as to each of Weatherford-Ireland’s directors and certain officers as well as with individuals serving as directors, officers, employees, agents or fiduciaries of our subsidiaries or any other company, corporation, joint venture, trust, employee benefit plan or other entity or enterprise or by reason of anything done or not done by such person in any capacity providing for the indemnification of, and advancement of expenses to, these persons to the fullest extent permitted by law.

As permitted by Irish law, Weatherford-Ireland has also taken out directors’ and officers’ liability insurance.

trust or other entity or enterprise, including service with respect to an employee benefit plan, to the fullest extent authorized by the TBOC as it exists or may be amended from time to time, (i) except for certain proceedings initiated by such persons and certain other proceedings and (ii) provided that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Weatherford-US, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The Bylaws provide that Weatherford-US shall indemnify any persons who are or were made a party or threatened to be made a party to any action, suit or proceeding in the right of the corporation by reason of the fact of such person’s service as a director, delegate or officer of Weatherford-US or, while a director or officer of Weatherford-US is or was serving as a delegate or at the request of Weatherford-US as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other entity or enterprise, subject to certain limitations.

Weatherford-US will also take out directors’ and officers’ liability insurance.

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (TEXAS)
Limitation on Director and Officer Liability

Irish law does not permit Weatherford-Ireland to exempt directors and certain officers from liability in connection with their negligence, default, breach of duty or breach of trust in relation to Weatherford-Ireland.

Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively.

The TBOC does not, however, permit any limitation of the liability of a director or officer for (i) a breach of the duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law, (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties, or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as certain wrongful distributions).

The TBOC also provides that corporations subject to Section 21.419 and their shareholders would not have a cause of action against a director or officer of the corporation as a result of any act or failure to act, unless (i) the presumption of the business judgment rule is rebutted by the claimant, and (ii) the claimant proves that (a) director’s or officer’s act or failure to act constituted a breach of a duty as a director or officer, and (b) such breach involved fraud, intentional misconduct, an ultra vires act or a knowing violation of law.

The Texas Charter opts-in to Section 21.419 of the TBOC.

Conflicts of Interest

Under the Companies Act, each director of Weatherford-Ireland has a fiduciary duty to avoid any conflicts between the director’s duties to Weatherford-Ireland and the director’s other (including personal) interests unless the director is released from his or her duty in accordance with the Weatherford-Ireland Articles or by ordinary resolution passed by the Weatherford-Ireland shareholders in general meeting.

The Weatherford-Ireland Articles provide that a director may vote in respect of any contract, appointment or arrangement in which he or she is interested and shall be counted in the quorum present at the meeting and is released from his or her duty to avoid conflicts of interest under the Companies Act, and a director may vote on his

Texas law does not impose a statutory fiduciary duty to avoid conflicts in the same form as the Companies Act. However, Texas common law and the TBOC recognize a director’s fiduciary duties of loyalty and care and a presumption that directors act in good faith, on an informed basis and in the corporation’s best interests.

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (i) one or more directors or officers of the corporation, or one or more affiliates or associates thereof, or (ii) an entity or other organization in which one or more directors or officers of the corporation, or one or more affiliates or associates thereof, is a “managerial official” or has a financial interest, is valid and enforceable, and is not void or voidable,

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or her own appointment or arrangement and the terms of it.

The Weatherford-Ireland Articles further provide that a director may act by himself or herself, or his or her firm, in a professional capacity for Weatherford-Ireland; and any director, in such a case, or his or her firm, shall be entitled to remuneration for professional services as if he or she were not a director, but nothing in the Weatherford-Ireland Articles authorizes a director, or his or her firm, to act as Weatherford-Ireland’s auditor.

Under the Companies Act and the Weatherford-Ireland Articles, each director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with Weatherford- Ireland has a duty to declare the nature of his or her interest at a meeting of the Board.

notwithstanding such relationship or interest if any one of the following conditions is satisfied (i) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by (a) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum, or (b) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders, or (ii) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved or ratified by the board of directors, a committee of the board of directors, or the shareholders.

If at least one of the above conditions is satisfied, neither a corporation subject to Section 21.419 of the TBOC nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization or performance of the contract or transaction because the person had an applicable relationship or interest, unless the cause of action is permitted by Section 21.419.

Annual Meetings of Shareholders

Under Irish law, Weatherford-Ireland is required to hold an annual general meeting in each calendar year, provided that no more than 15 months may elapse between the date of one annual general meeting and the next and the annual meeting must be held no more than nine months after Weatherford-Ireland’s fiscal year-end.

The TBOC requires an annual meeting of the shareholders to be held at the time that is either stated in, or set in accordance with the corporation’s bylaws, as the case may be.
Extraordinary Meetings of Shareholders

Under Irish law, all general meetings of Weatherford-Ireland other than annual general meetings are called extraordinary general meetings, and (i) may be convened by the Board whenever it thinks fit, (ii) must be convened by the Board upon the requisition of one or more shareholders holding at least 10% of the paid-up share capital, or (iii) may be convened by one or more Weatherford-Ireland shareholders holding at least 25% of the outstanding ordinary shares.

Under the Texas Charter, and subject to the terms of any series of preferred stock, special meetings of shareholders may be called only by the Board pursuant to a resolution adopted by a majority of the total number of directors then in office, the chairperson of the Board, the chief executive officer, the president, any other person authorized to call a special meeting by the Bylaws, or, in the manner and with such notice and following such procedures as are provided in the Bylaws, by the holders of not less than 25% of the then outstanding shares of capital stock of Weatherford-US entitled to vote at such special meeting.

Under the TBOC, other than procedural matters, the only business that may be conducted at a special meeting of the shareholders is business

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that is within the purpose, or purposes, described in the notice. Under the TBOC, a corporation cannot entirely prohibit its shareholders from calling a special meeting of shareholders.
Record Dates for Shareholder Meetings

The Weatherford-Ireland Articles provide that the Board may fix in advance a date as the record date:

(i)  for any such determination of Weatherford-Ireland shareholders entitled to notice of or to vote at a shareholders’ meeting, which record date shall not, subject to applicable law and the relevant exchange rules, be more than 90 days before the date of such meeting; and

(ii)   for the purpose of determining the Weatherford-Ireland shareholders entitled to receive payment of any dividend or other distribution, or in order to make a determination of Weatherford-Ireland shareholders for any other proper purpose, which record date shall not, subject to applicable law and the relevant exchange rules, be more than 60 days prior to the date of payment of such dividend or other distribution or the taking of any action to which such determination of Weatherford-Ireland shareholders is relevant.

The TBOC allows corporations to specify a record date, or a method for determining one, and, if not set by the governing documents, the board of directors may fix the record date in advance, provided it is no earlier than 60 days (and, for a meeting of shareholders, no less than 10 days) before the action requiring the determination.

Under the Bylaws, the Weatherford-US Board may fix in advance a date as the record date, provided it is no earlier than 60 days (and, for a meeting of shareholders, no less than 10 days) before the action requiring the determination.

Voting

Under the Weatherford-Ireland Articles, each Weatherford-Ireland shareholder who, being entitled to attend, is present (in person or by proxy) at a general meeting of Weatherford-Ireland shall have one vote for each Weatherford-Ireland ordinary share held by him or her on the record date of the meeting.

Except where a greater majority is required by Irish law or the Weatherford-Ireland Articles, any question proposed for a decision of the Weatherford-Ireland shareholders at any general meeting of Weatherford-Ireland or a decision of any class of Weatherford-Ireland shareholders at a separate meeting will be decided by an ordinary resolution.

Under the Texas Charter, each Weatherford-US shareholder who, being entitled to attend, is present (in person or by proxy) at a meeting of Weatherford-US shareholders shall have one vote for each share of Weatherford-US common stock held by him or her as of the record date for the meeting.

The Bylaws provide that, when a quorum is present at any meeting of shareholders, the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting will be the act of the shareholders, other than in connection with an contested directors election).

Quorum Requirements

The Weatherford-Ireland Articles provide that one or more Weatherford-Ireland shareholders present in person or by proxy and having the right to attend and vote at the meeting and together holding shares representing more than 50% of the votes that may be cast by all

As permitted by the TBOC, the Bylaws provide that the holders of the majority of the shares entitled to vote at a meeting of the shareholders that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. After a quorum is present at a meeting of shareholders,

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	Weatherford-Ireland shareholders at the relevant time shall be a quorum at a general meeting.	the shareholders may conduct business properly brought before the meeting until the meeting is adjourned.
Director Nominations

Under the Weatherford-Ireland Articles, director nominations may only be made at a meeting properly called for the election of directors and only (i) by or at the direction of the Board or any committee thereof, or (ii) if properly nominated by a member in accordance with the provisions of the Weatherford-Ireland Articles.

Under the Bylaws, director nominations may only be made at a meeting properly called for the election of directors and only (i) by or at the direction of the Weatherford-US Board or any committee thereof, or (ii) if properly nominated by a shareholder in accordance with the provisions of the Bylaws.

Proposals of Shareholders

Under the Weatherford-Ireland Articles, any business other than the election of directors must be (i) brought before the meeting by or at the direction of the Board, or (ii) properly brought before the meeting by a member in accordance with the provisions of the Weatherford-Ireland Articles.

In the case of member proposals to be moved at an annual general meeting, notice of business must be delivered to Weatherford-Ireland at its registered office not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual general meeting (subject to adjustment if the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary, as provided for in the Weatherford-Ireland Articles).

Under the TBOC, specifically Section 21.373 of the TBOC, “nationally listed corporations” (as defined in the TBOC) are permitted to impose stock ownership requirements on shareholders to be eligible to submit a proposal on a matter (other than director nominations and procedural resolutions ancillary to the conduct of a shareholder meeting) to the shareholders of such corporation for approval at a shareholder meeting and comply with certain solicitation requirements.

The Bylaws require a shareholder or shareholders to hold, at the time of submitting the proposal and continuously for at least 6 months before and during the meeting, shares of Weatherford-US worth at least $1 million, or which represent 3% or more of Weatherford-US’ voting shares, to submit a proposal on a matter to the shareholders of Weatherford-US for approval at a shareholder meeting. Such a shareholder must solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

The Bylaws provide that shareholder proposals for an annual meeting must be delivered to Weatherford-US at its registered office not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting (subject to adjustment if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary).

Adjournment of Shareholder Meetings

The Weatherford-Ireland Articles provide that the chairperson of the meeting may, with the consent of the meeting (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place.

Under the Bylaws, a meeting of shareholders may be adjourned by the chairperson of the meeting or by the holders of a majority of the shares present and entitled to vote due to lack of quorum until the time and to the place as may be determined by the chairperson of the meeting or the Board.

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The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.
Shareholder Consent to Action Without Meeting

Under Irish law, to be valid and effective, a resolution in writing requires to be signed by all the members (i.e., registered shareholders) of Weatherford for the time being entitled to attend and vote at a general meeting of Weatherford-Ireland.

Under the Texas Charter, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders, may only be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of shares entitled to vote on such action.

Shareholder Approval of Business Combinations

Where Weatherford-Ireland proposes to acquire another company, the approval of Weatherford-Ireland shareholders is not required under Irish law unless (i) the acquisition is effected as a domestic merger by Weatherford-Ireland or a cross-border merger with another company incorporated in the European Union, (ii) the acquisition involves the issuance of new Weatherford-Ireland shares or other securities carrying voting rights, which would otherwise trigger the mandatory bid requirements of the Irish Takeover Panel Act, Takeover Rules 2022 (the “Irish Takeover Rules”), or (iii) the acquisition involves the issuance of new Weatherford-Ireland shares or grant of convertible rights, and Weatherford-Ireland has insufficient headroom in its authorized share capital or the Board does not have sufficient general shareholder authority to issue such shares or to grant such convertible rights (or to issue or grant them unrestricted from the application of statutory pre-emption rights).

Where another company proposes to acquire Weatherford-Ireland, the approval of Weatherford-Ireland shareholders is required under Irish law, with the approval threshold being dependent on the method of acquisition, as described in the following paragraphs.

Takeover Offer

Under a takeover offer, the bidder would make a general offer to Weatherford-Ireland shareholders to acquire their ordinary shares. Under the Irish Takeover Rules, the offer must be conditional on the bidder acquiring, or having agreed to acquire, whether pursuant to the offer, or otherwise, ordinary shares conferring more than 50% of the voting rights of Weatherford-Ireland (the “acceptance condition”), although the acceptance condition may be set at a higher

Where Weatherford-US proposes to acquire another company, the approval of Weatherford-US shareholders will generally not be required, except as described below under “—Regulation of Takeovers—Nasdaq listing rules”.

Where another company proposes to acquire Weatherford-US, the approval of Weatherford-US shareholders is required under Texas law with the approval threshold being dependent on the method of acquisition, as described in the following paragraphs.

Merger, Exchanges, Conversions and Asset Sales

Except as described below under “—Affiliated Purchasers,” under the Texas Charter any transaction involving a merger, exchange, conversion or sale of substantially all of the assets of Weatherford-US requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on that matter.

Affiliated Purchasers

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such corporation, (b) the aggregate market value of the outstanding voting stock of such corporation or (c) the earning

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percentage. Where a bidder has acquired or contracted to acquire not less than 80% of the Weatherford-Ireland ordinary shares to which the offer relates, the bidder may invoke statutory squeeze-out rights under Irish law and require any non-accepting Weatherford-Ireland shareholders to sell and transfer their ordinary shares to the bidder on the terms of the offer.

Statutory Scheme of Arrangement

Under a statutory scheme of arrangement, Weatherford-Ireland would make a proposal (i.e., the scheme) to its shareholders to (i) transfer their shares to the bidder, or (ii) cancel their shares, in each case in exchange for the relevant consideration to be provided by the bidder, with the result that the bidder would become the 100% owner of Weatherford-Ireland. A scheme requires the approval of a majority in number of the members (i.e., registered shareholders) of each class of Weatherford-Ireland’s shares affected, representing at least 75% of the shares of each class affected, present and voting, in person or by proxy, at a meeting of shareholders, together with the sanction of the Irish High Court. Shares held by a bidder or persons “acting in concert” with a bidder (including members of a bidder’s group) will be treated as a separate class for the purpose of a scheme vote.

Statutory Merger

It is possible for Weatherford-Ireland to be acquired by way of a domestic merger or cross-border merger with another company incorporated in the European Union. Such mergers must be approved by a special resolution passed by Weatherford-Ireland shareholders and confirmed by the Irish High Court or, in the case of a cross-border merger, the relevant supervisory authority in the other European Union member state, as the case may be.

power or net income of such corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of an issuing public corporation.

“Issuing public corporation” means a Texas corporation that has (i) 100 or more shareholders of record as shown by the share transfer records of the corporation, (ii) a class or series of the corporation’s voting shares registered under the Exchange Act, or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder, or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the

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affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership.

The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

Pursuant to the TBOC, a corporation may expressly elect in its certificate of formation to not be governed by this statute. The Texas Charter opts-out of this statute.

Regulation of Takeovers

Public takeovers of, and certain other transactions affecting, Weatherford-Ireland are principally regulated by the Irish Takeover Rules. In particular, the Irish Takeover Rules apply to transactions in which a person or persons acting in concert seek to acquire securities carrying 30% or more of a listed Irish company’s voting rights (the control threshold under the Irish Takeover Rules).

In addition, as Weatherford-Ireland shares are listed on Nasdaq, takeovers of, and certain other transactions affecting, Weatherford-Ireland are also subject to applicable U.S. laws and regulations, including (i) the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and (ii) Nasdaq listing rules, which, in both cases, will continue to apply following the Redomestication. See across in the Weatherford-US (Texas) column for more details of same.

The Irish Takeover Rules operate to provide that, among other matters, in a takeover situation, target shareholders of the same class are afforded equivalent treatment, no offer is frustrated or unfairly prejudiced and, in situations involving multiple bidders, that there is a level playing field. The Irish Takeover Rules apply irrespective of whether a takeover is implemented by means of a takeover offer, a statutory scheme of arrangement or a statutory merger, and impose obligations on bidders and target companies, their directors, and on other transaction participants.

The Irish Takeover Rules are administered by the Irish Takeover Panel, a statutory body which has supervisory jurisdiction over takeovers and other relevant transactions which are subject to the Irish Takeover Rules.

As a Texas corporation listed on Nasdaq, Weatherford-US will be subject to a layered takeover regulatory framework, drawn from three principal sources (i) U.S. federal securities law, (ii) Texas state law, and (iii) Nasdaq listing rules, each operating independently but must be complied with simultaneously.

U.S. federal securities law

Federal regulation is primarily administered by the SEC.

The Exchange Act governs tender offers and large share acquisitions and includes the following key provisions:

(i)  Section 13(d) — Beneficial Ownership Reporting Requirements

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Any person or group that acquires beneficial ownership of more than 5% of a class of registered equity securities must file a Schedule 13D with the SEC within five calendar days of crossing the threshold.

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Passive investors who qualify may file the shorter Schedule 13G (subject to eligibility criteria).

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Material changes in ownership or intent must be reported by amendment within two days in the case of Schedule 13D and generally quarterly for Schedule 13G and in some instances within two days.

(ii)   Section 14(d) — Tender Offer Rules A Schedule TO must be filed with the SEC where a tender offer would result in ownership of more than 5% of a registered class of equity securities. Key substantive protections for shareholders under the Tender Offer Rules include:

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The offer must remain open for a minimum of 20 business days.

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Some key provisions of the Irish Takeover Rules, include the following:

(i)  All shareholders of the same class must be afforded equivalent treatment and save with Irish Takeover Panel consent (which may be given in limited circumstances), any offer must be made to shareholders on the same terms (including as to price).

(ii)   In a competitive situation, a target company must, if specifically requested, provide each bidder with any information that it has already provided to another bidder.

(iii)  A bidder may only announce a firm intention to make an offer when it and its financial adviser are satisfied, after careful and responsible consideration, that the bidder is and will at all relevant times be able to implement the offer. If the consideration comprises cash, resources must be available and committed to satisfy full acceptance of the offer.

(iv)  Once a bidder announces a firm intention to make an offer, it is, save in certain specified circumstances, bound to proceed with the offer and, save with the consent of the Irish Takeover Panel, to send the formal offer document or scheme proxy statement within 28 days of such announcement. Time extensions are typically granted for U.S. listed target companies to accommodate any SEC proxy statement review process.

(v)   The formal transaction documentation (whether in a takeover offer or scheme of arrangement) must, among other information, contain disclosure of the full transaction terms, conflicts of interests, the bidder’s intentions regarding the target company’s business, employees and trading facilities and the target’s board’s considered views (having taken competent independent financial advice) on whether it believes the terms of the offer are fair and reasonable.

(vi)  Save for material competition law conditions and the acceptance condition (see above), neither a bidder nor a target company is permitted to invoke any condition without the Irish Takeover Panel’s consent. This involves satisfying a high burden of proof, with consent only being given where the underlying circumstances are of material significance to the bidder or the target company in the context of the offer and the Irish Takeover Panel is satisfied that it would

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Shareholders may withdraw their tendered shares at any time during the offer period.

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If the offer price is increased, all shareholders who have already tendered receive the higher price (the “best price” rule).

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If more shares are tendered than the acquirer wishes to purchase in a partial offer, the acquirer must purchase on a pro rata basis from all tendering shareholders.

(iii)  Regulations 14D and 14E set out detailed procedural requirements for tender offer conduct, timing, disclosure, and amendments.

(iv)  SEC Rule 14a — Proxy Rules

 In a negotiated merger or acquisition requiring shareholder approval, the target will generally file and distribute a proxy statement (Schedule 14A) with full disclosure of the transaction terms, conflicts of interest, fairness opinions, and financial information.

Texas state law

As outlined above under “Shareholder Approval of Business Combinations—Affiliated Purchasers,” under the TBOC, a Texas “issuing public corporation” is generally prohibited from entering into certain transactions with an “affiliated shareholder” subject to certain exceptions. The Texas Charter opts-out of these rules.

The TBOC permits a broad range of board adopted defenses (e.g., increase board size, poison pills, classified boards, use of blank check preferred stock, etc.). The Texas Charter provides that the Weatherford-US Board may authorize the issuance of preferred stock from time to time in one or more series and may fix the number of shares and the terms of each series without any further approval of our shareholders. The Texas Charter and Bylaws also permit the Weatherford-US Board to increase the board size. See “Anti-Takeover Measures” below.

Nasdaq listing rules

For such time as Weatherford-US remains a Nasdaq-listed company, it must comply with Nasdaq’s corporate governance and shareholder approval requirements, which have important implications for takeover activity.

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be reasonable for the bidder or the target company to invoke the condition to cause the offer to lapse. With limited exception in the case of material competition law conditions, subjective conditions are not permitted.

(vii)  A bidder and target company and persons “acting in concert” with them are required to publicly disclose their holdings of, and dealings in, target company securities, and in the case of a securities exchange offer, in bidder securities also.

(viii) A takeover offer must be open for a minimum of 21 days from the formal offer document being sent, the acceptance condition must be satisfied by the 60th day following such sending and, save with Irish Takeover Panel consent, all other conditions must be satisfied by the 81st day following such sending.

(ix)  In a takeover offer, accepting shareholders may withdraw their acceptances of a takeover offer after 21 days from the first closing date of the offer (typically day 42) if the acceptance condition has not been satisfied by that date.

(x)   Save with the approval of the target company shareholders or, in the case of certain actions, with the prior written consent of the Irish Takeover Panel, once the target company board has received an approach which may lead to an offer or has reason to believe an offer is, or may be, imminent, the target company is not permitted to take any action (other than seeking alternative offers) which might result in the frustration of that offer or possible offer.

(xi)  Except with the consent of the Irish Takeover Panel, if (a) any person, or persons acting in concert, acquire(s) shares carrying 30% or more in the voting rights in a target company, or (b) a person, or persons acting in concert, already holding more than 30% but less than 50% of outstanding voting rights in a target company increase(s) that holding by more than 0.05% in any 12-month period, such person or in the case of persons acting in concert, such one or more of those persons as the Irish Takeover Panel shall direct, must make a mandatory offer to all shareholders in cash (or with a cash alternative) at no less than the highest price paid by such persons in the previous 12 months.

(xii)  Break fees are capped at 1% of the ascertainable deal value. Reverse break fees are permitted without a cap.

(i)  Shareholder Approval — Nasdaq Listing Rule 5635 requires shareholder approval before a listed company may issue shares (or securities convertible into shares) in the following circumstances relevant to M&A:

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Rule 5635(a) — Acquisitions: Shareholder approval is required (a) where the issuance of shares in connection with an acquisition equals 20% or more of the pre-transaction shares or voting power outstanding; or (b) if any director, officer or 5% or greater shareholder has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction(s) and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common stock or voting power of 5% or more

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Rule 5635(b) — Change of Control: Shareholder approval is required where an issuance would result in a change of control of the listed company (generally triggered if an investor acquires 20% or more of the voting power of a listed company) and such ownership or voting power would be the largest ownership position.

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Rule 5635(d) — Private Placements: Shareholder approval is required for issuances at a discount to the “Minimum Price” (as such term is defined by Nasdaq) to the extent they meet the 20% threshold; if the issuance price is at or above the Minimum Price, shareholder approval is not required under Rule 5635(d) even if the 20% threshold is exceeded.

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Appraisal and Dissenters’ Rights

Irish law provides for dissenters’ rights in the event of certain mergers and acquisitions.

Takeover Offer

In the case of a takeover offer for Weatherford-Ireland, where a bidder has acquired or contracted to acquire not less than 80% of the Weatherford-Ireland ordinary shares to which the offer relates, and has invoked the statutory squeeze-out procedure to require any non-accepting Weatherford-Ireland shareholders to sell and transfer their ordinary shares on the terms of the offer, a non-accepting shareholder has the right to apply to the Irish High Court for an order permitting him, or her, to retain his, or her, shares or to vary the terms of the offer as they pertain to that shareholder.

Statutory Scheme of Arrangement

In the case of a takeover by statutory scheme of arrangement which has been approved by the requisite majority of shareholders, dissenting shareholders have the right to appear at the Irish High Court sanction hearing and make representations in objection to the scheme.

Statutory Merger

In the case of a domestic merger or cross-border merger which has been approved by the requisite majority of Weatherford-Ireland shareholders, if the consideration that is proposed to be paid to Weatherford-Ireland shareholders is not all in the form of cash, dissenting Weatherford-Ireland shareholders may require that their Weatherford-Ireland shares be acquired for cash at a price determined in accordance with the share exchange ratio.

Under the TBOC, except for the limited cases of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if (i) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate (a) listed on a national securities exchange, or (b) held of record by at least 2,000 owners, (ii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive, and (iii) the owner is not required by the terms of the plan of merger, conversion or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than (a) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are (1) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, or (2) held of record by at least 2,000 owners, (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive, or (c) any combination of the ownership interests and cash above.

Anti-Takeover Measures	Subject to applicable law, the Weatherford-Ireland Articles expressly authorize the Board to adopt any shareholder rights plan or similar plan, agreement or arrangement pursuant to which,	The Texas Charter provides that the Weatherford-US Board may authorize the issuance of preferred stock from time to time in one or more series and may fix the number of

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under circumstances provided therein, some or all Weatherford-Ireland shareholders will have rights to acquire shares or interests in shares in the capital of Weatherford-Ireland at a discounted price, upon such terms and conditions as the Board deems expedient and in the best interests of Weatherford-Ireland.

However, once the Board has received an approach which may lead to an offer for Weatherford-Ireland or has reason to believe such an offer is, or may be, imminent, the Board’s ability to adopt a rights’ plan or to take other anti-takeover measures would be restricted by the frustrating actions’ provisions of the Irish Takeover Rules.

The frustrating actions’ provisions (which apply from when the Board has received an approach which may lead to an offer for Weatherford-Ireland or has reason to believe such an offer is, or may be, imminent) prohibit Weatherford-Ireland from taking any action (other than seeking alternative offers) which might result in the frustration of an offer or possible offer or in Weatherford-Ireland shareholders being denied the opportunity to decide on the merits of an offer or possible offer, save with the prior approval of independent Weatherford-Ireland shareholders or, in the case of certain actions, with the prior written consent of the Irish Takeover Panel.

The Irish Takeover Rules include a default put-up or shut-up “PUSU” period of 42 days after a bidder is first identified in a public announcement, which is designed to prevent a company from being placed under siege by an unwelcome bidder for a prolonged period. Before the expiry of this 42-day period, the bidder must either (i) “put up” by announcing a firm intention to make an offer for the target company, or (ii) “shut up” by announcing it will not proceed with an offer, barring, subject to certain exceptions, the bidder from making a further approach to the target company for a period of 6 months. This PUSU period can be extended by the Irish Takeover Panel if talks with the bidder are still progressing, but only at the request of the target company.

shares and the terms of each series without any further approval of our shareholders. The Weatherford-US Board is authorized to fix by resolution or resolutions and to set forth in a certificate of designation filed pursuant to the TBOC, the designations, preferences, limitations, and relative rights of any series of preferred stock, and the Weatherford-US Board may fix and set forth with respect to any series of preferred stock any terms whatsoever permitted by applicable law, including: (a) any powers, rights (including, voting, participation, options, dividend, conversion, exchange or any other rights), terms and rights of redemption (including sinking fund provisions), redemption prices and timing, dividend rates or terms (including cumulative or noncumulative terms or including modes of payment, such as cash, securities, or property), liquidation preferences or required returns; and (b) any qualifications, limitations, or restrictions, including any affirmative or negative covenants or any restrictions on indebtedness, issuance of additional shares, payment of dividends or distributions, purchase or redemption of stock, or other restrictions.

Variation of Rights Attaching to a Class or Series of Shares

Under the Weatherford-Ireland Articles, where the shares in Weatherford-Ireland are divided into different classes, the rights attaching to a class of shares may only be varied if the holders of 75% in nominal value of the issued shares of that class consent in writing to the variation, or (ii) a special resolution passed at a separate general meeting of the holders of that class, sanctions the variation.

Under the TBOC, the rights, preferences, limitations and relative rights of a class or series of shares may not be altered or affected through an amendment to the certificate of formation unless the holders of that class or series are entitled to vote separately as a class on the amendment. When a separate class vote is required, approval of the amendment must be

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obtained by the affirmative vote of at least two-thirds of the outstanding shares of that class or series, unless the certificate of formation provides for a different voting threshold.

However, the TBOC permits, and the Texas Charter provides that, subject to the rights of any preferred stock, with respect to a matter that requires the affirmative vote of the holders of a specified portion of the shares of a class or series, all classes or series of stock will only be entitled to vote as a single class or series and separate vote by class or series is not required, and the Texas Charter provides that the affirmative vote of at least a majority of the outstanding shares of such class or series must be obtained for approval of such amendment to the Texas Charter.

Amendment of Governing Documents	Under Irish law, a special resolution passed by the shareholders at a general meeting is required to amend any provision of the Weatherford-Ireland Articles.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority, is specified in the certificate of formation.

The Texas Charter provides instead that a majority of outstanding shares shall be required to amend the certificate of formation.

Under the TBOC, the board of directors may amend, repeal, or adopt a corporation’s bylaws. However, the shareholders may amend, repeal, or adopt bylaws even if the directors also have that power, and a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal, or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing, or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

The Texas Charter provides that the Weatherford-US Board may amend, repeal or adopt bylaws in addition to the rights granted to shareholders under the TBOC.

Dividends and Distributions

Under Irish law, Weatherford-Ireland may only pay dividends and make other distributions (and, generally, make share repurchases and redemptions) out of distributable profits.

In addition, under Irish law, no dividend may be paid or other distribution, share repurchase or

Under the TBOC, “distribution” means a transfer of property, including cash, or issuance of debt, by a corporation to its shareholders in the form of (i) a dividend on any class or series of its outstanding shares, (ii) a purchase or redemption, directly or indirectly, of any of its

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (TEXAS)

redemption made by Weatherford-Ireland unless the net assets of Weatherford-Ireland are equal to, or exceed, the aggregate of Weatherford- Ireland’s called-up share capital plus its un-distributable reserves and the dividend or other distribution, share repurchase or redemption does not reduce Weatherford-Ireland’s net assets below such aggregate.

Subject to the requirements of Irish law, as referenced above, the Weatherford-Ireland Articles authorize the Board to pay such dividends as appears to the Board to be justified by the profits of Weatherford-Ireland.

The Board may also recommend a dividend to be approved and declared by the Weatherford-Ireland shareholders at a general meeting, provided that no such dividend may exceed the amount recommended by the Board.

Under the Weatherford-Ireland Articles, Weatherford-Ireland ordinary shares rank equally for all dividends which are declared and paid.

own shares, or (iii) a payment by the corporation in liquidation of all or a portion of its assets. The term does not include (a) a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation, or (b) a transfer of the corporation’s own shares or rights to acquire its own shares.

Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation. In addition, unless the distribution is made in compliance with the winding up provisions of the TBOC, a Texas corporation is prohibited from making a distribution if, after giving the distribution effect, either (i) the corporation would be insolvent, or (ii) the distribution would exceed the corporation’s distribution limit.

Under the TBOC, the board of directors of a Texas corporation has the authority to authorize and declare share dividends, subject to certain statutory limitations and any restrictions contained in the corporation’s certificate of formation. A Texas corporation may not pay a share dividend in authorized but unissued shares if either (i) the corporation’s surplus is less than the amount required to be transferred to stated capital at the time the share dividend is made, or (ii) the share dividend is to be paid to holders of a different class or series of shares, unless (a) the corporation’s certificate of formation authorizes the dividend, or (b) the dividend is approved by holders of at least a majority of the outstanding shares of the class or series in which the dividend is to be made.

The Texas Charter provides that the Weatherford-US Board may, in its discretion, determine to issue dividends out of funds legally available, and then only at the times and in the amounts that the Weatherford-US Board may so determine.

Share Repurchases, Redemptions and Conversions

Under the Weatherford-Ireland Articles, Weatherford-Ireland is authorized to acquire its own shares. Under Irish law, such shares may technically be acquired (i) by purchase, or (ii) in the case of redeemable shares, by redemption or purchase.

All acquisitions (whether by purchase or redemption) are required to be made out of

Under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (TEXAS)

distributable profits or the proceeds of a new issue of shares made for that purpose.

The Weatherford-Ireland Articles provide that, unless the Board determines otherwise, any Weatherford-Ireland ordinary shares (or an interest in such shares) which Weatherford-Ireland has acquired, or proposes to acquire, shall be deemed to be redeemable shares on, and from the time of, the existence or creation of the relevant agreement, transaction or trade for their acquisition.

Accordingly, unless the Board determines otherwise, acquisitions by Weatherford-Ireland of its ordinary shares may be implemented as a redemption of those shares without the requirement for shareholder approval.

If the Weatherford-Ireland Articles did not contain such provision, the acquisition by Weatherford-Ireland of its ordinary shares would need to be implemented as a purchase and would be subject to additional requirements under Irish law, including the requirement for shareholder authority to do so.

Weatherford-Ireland’s ordinary shares which are acquired (whether by purchase or redemption) may be cancelled or held as treasury shares, provided that the aggregate value of treasury shares held by Weatherford-Ireland’s at any time must not exceed 10% of Weatherford-Ireland’s company capital (consisting of the aggregate of all amounts of nominal value plus share premium paid for shares of Weatherford-Ireland, plus certain other sums that may be credited as such).

Bonus Shares

Under the Weatherford-Ireland Articles, the Board may resolve to capitalize any amount standing to the credit of Weatherford-Ireland’s un-denominated capital, any of Weatherford-Ireland’s profits available for distribution, any sum representing unrealized revaluation reserves, a merger reserve, or any other capital reserve of Weatherford-Ireland, and apply such amount in paying-up in full unissued shares to be allotted and issued as bonus shares to shareholders who would have been entitled to such amount if it had been distributed by way of dividend (and in the same proportions).

Texas law does not provide a statutory mechanism for capitalizing surplus reserves into “bonus shares.”
Financial Assistance	Under Irish law, subject to certain exceptions, Weatherford-Ireland is prohibited from giving financial assistance to another person for the	Texas law does not impose any prohibition on a corporation providing financial assistance for the acquisition of its own shares.

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (TEXAS)

purpose of an acquisition (whether by subscription, purchase, exchange or otherwise) of Weatherford-Ireland’s shares. The prohibition applies whether the financial assistance is given directly or indirectly or by means of a loan or guarantee, the provision of security or otherwise.

Inspection of Books and Records

Under Irish law, members have the right to:

(i)  receive a copy of Weatherford-Ireland’s memorandum of association and the Weatherford-Ireland Articles;

(ii)   inspect and obtain copies of the minutes of Weatherford-Ireland’s general meetings and resolutions;

(iii)  inspect and receive a copy of the register of members, register of directors and secretaries, register of directors’ interests and certain other statutory registers maintained by Weatherford-Ireland;

(iv)  receive copies of Weatherford-Ireland’s statutory financial statements together with the directors’ and auditors’ reports thereon for the most recent fiscal year; and

(v)   receive copies of the balance sheets of any subsidiary of Weatherford-Ireland that have previously been produced to an annual general meeting of such subsidiaries in the preceding ten years.

Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC to examine such materials.

A Texas corporation may defend against an inspection action by establishing that the shareholder (i) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought, (ii) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation, or (iii) was not acting in good faith or for a proper purpose in making the request.

The TBOC (i) provides that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) deems written demands from shareholders of a corporation subject to Section 21.419 to inspect corporate records to not be for proper purpose if they are made in connection with active or pending derivative suits or litigation involving the corporation as an adversarial party.

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (TEXAS)
Disclosure of Interests in Shares

Under Irish law, a person is required to notify Weatherford-Ireland if, as a result of a transaction, that person will be interested in 3% or more of Weatherford-Ireland’s ordinary shares or if, as a result of a transaction, a person who was interested in more than 3% of Weatherford-Ireland’s ordinary shares ceases to be so interested.

Furthermore, where a person is interested in more than 3% of Weatherford-Ireland’s ordinary shares, any alteration of that person’s interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Weatherford-Ireland.

Notification is required to be made within five business days of the transaction or the alteration that gave rise to the notification requirement.

Texas law imposes no requirements comparable to Irish law requiring shareholders to notify a corporation when their beneficial ownership crosses specified percentage thresholds. The TBOC contains no ownership-reporting obligations for shareholders, and a Texas corporation is not entitled under Texas law to receive mandatory disclosure of 3%, 5%, or any other ownership level. U.S. federal securities laws – not Texas law – govern beneficial-ownership reporting for public companies.

Rights upon Liquidation

Under Irish law, upon the winding-up of an Irish company, the company’s property must first be applied to discharge its debts and other liabilities. After its debts and other liabilities have been satisfied, any remaining property and assets must be distributed to shareholders according to their respective rights and interests, as set out in the company’s constitutional documents or terms of issue, as the case may be.

The Weatherford-Ireland Articles operate to the effect that, on a winding-up, the remaining property and assets of Weatherford-Ireland (after satisfaction of its debts and other liabilities) will be distributed among the holders of Weatherford-Ireland ordinary shares ratably according to the number of Weatherford-Ireland ordinary shares held by them respectively.

Under the TBOC, upon the winding up of a Texas corporation, the corporation’s property must first be applied to discharge or make adequate provision for all of the corporation’s liabilities and obligations. After all liabilities have been discharged or adequately provided for, any remaining property must be distributed to the shareholders in cash or in kind according to their respective rights and interests.

Under the TBOC, distributions in a winding up are governed by the rights, preferences, and priorities attached to each class or series of shares as specified in the corporation’s governing documents. If the corporation’s governing documents provide for liquidation preferences, participation rights, or other priority arrangements among share classes, any surplus or deficiency will be allocated in accordance with those contractual rights.

The Texas Charter provides that in the event of Weatherford-US’ liquidation, dissolution or winding up, holders of Weatherford-US common stock will be entitled to share ratably in the remaining assets legally available for distribution to shareholders after the payment of all of Weatherford-US’ debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock, if applicable.

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OTHER INFORMATION

SHARE OWNERSHIP

Shares Owned by Directors and Executive Officers

This table shows the number and percentage of ordinary shares beneficially owned by each of Weatherford-Ireland’s named executive officers and each of its directors and all of its executive officers and directors as a group as of April 9, 2026. Each person has sole voting and investment power for the shares shown below.

Name	Number of Shares Owned	Right to Acquire	Total Shares Beneficially Owned	Percentage of Outstanding Shares(1)
Girishchandra K. Saligram	1,168,623	—	1,168,623	1.62%
Anuj Dhruv	—	15,224	15,224	*
Scott C. Weatherholt	131,645	—	131,645	*
Richard D. Ward	5,252	—	5,252	*
Desmond Mills	13,933	—	13,933	*
Arunava Mitra(2)	40,171	—	40,171	*
Todd Glance(3)	—	—	—	*
Charles M. Sledge	36,929	—	3,929	*
Steven Beringhause	3,343	—	3,343	*
Benjamin C. Duster, IV	17,187	—	17,187	*
Neal P. Goldman	28,187	—	28,187	*
Jacqueline Mutschler	33,187	—	33,187	*
All directors and executive officers as a group (12 persons)	1,478,457	15,224	1,493,681	2.08%

*	Less than 1%.
(1)	The percentage indicated is based on 71,933,662 outstanding shares as of April 9, 2026.
(2)

Mr. Mitra departed the Company on April 21, 2025. His share ownership is estimated based on his last Form 4 reports and corporate records of net shares settled for equity awards that vested subsequent to his departure.

(3)

Mr. Glance departed the Company on April 21, 2025. His share ownership is estimated based on his last Form 4 and corporate records indicating that none of his equity awards were eligible to vest in connection with his departure.

Shares Owned by Certain Beneficial Holders

This table shows information for each person known to us who may be deemed to beneficially own 5% or more of Weatherford-Ireland’s ordinary shares as of April 9, 2026, as contained in filings made by the shareholder with the SEC or as otherwise set forth below.

Name and Address of Beneficial Owner	Number of Shares		Percent of Outstanding Shares(1)
Capital Research Global Investors 333 South Hope Street 55th Fl Los Angeles, CA 90071	4,066,700	(2)	5.7%
T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	4,509,842	(3)	6.3%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	7,289,595	(4)	10.1%
T. Rowe Price Investment Management, Inc. 1307 Point Street Baltimore, MD 21231	2,183,855	(5)	3.0%

Weatherford International plc — 2026 Shareholder Meetings 145

(1)	The percentage indicated is based on 71,933,662 outstanding ordinary shares as of April 9, 2026.

(2)

The number of shares is based on the Schedule 13G filed with the SEC on February 12, 2026 by Capital Research Global Investors and related reporting persons showing an aggregate beneficial ownership of 4,066,700 shares. According to the filing, (i) the beneficial owner has sole voting and dispositive power over 4,066,700 shares, and (ii) the beneficial owner has shared voting power over no and shared dispositive power over no shares.

(3)

The number of shares is based on the Schedule 13G filed with the SEC on May 14, 2025 by T. Rowe Price Associates, Inc. showing an aggregate beneficial ownership of 4,509,842 shares. According to the filing, (i) the beneficial owner has sole voting power over 4,355,070 shares and sole dispositive power over 4,464,029 shares, and (ii) the beneficial owner has shared voting power over no shares and shared dispositive power over no shares.

(4)

The number of shares is based on the Schedule 13G filed with the SEC on January 8, 2025 by BlackRock, Inc. showing an aggregate beneficial ownership of 7,289,595 shares. According to the filing, the beneficial owner reports (i) sole voting power over 6,873,910 and dispositive power over 7,289,595 shares, and (ii) the beneficial owner has shared voting power over no shares and shared dispositive power over no shares.

(5)

The number of shares is based on the Schedule 13G filed with the SEC on May 14, 2025 by T. Rowe Price Investment Management, Inc. showing an aggregate beneficial ownership of 2,183,855 shares. According to the filing, (i) the beneficial owner has sole voting power and dispositive power over 2,183,855 shares, and (ii) the beneficial owner has shared voting and dispositive power over no shares.

MANDATORY MINIMUM SHARE OWNERSHIP GUIDELINES

The Board believes that it is important to encourage executives and directors to have a meaningful ownership stake in the Company which more closely aligns the interests of management with the interests of our shareholders. In furtherance of this philosophy, the Company adheres to mandatory minimum share ownership guidelines. Share ownership includes shares owned directly as well as outstanding time-based restricted share units. The minimum guidelines are based on a multiple of base salary or, in the case of directors, annual cash retainer, including standing committee fees. The Board reviewed the guidelines and determined to keep them unchanged for 2025. The guidelines are as follows:

CEO	10x
Other Executive Officers	5x
Directors	8x

A transition period of five years is allowed for new directors and executive officers in order to achieve the ownership amount. Holding requirements are expected to be fulfilled through equity grants issued by Weatherford, not through open market transactions. As of the record date, all of our directors and executive officers were in compliance with the applicable guidelines, except for the directors and executive officers who were still in their five-year transition period.

DELINQUENT SECTION 16(a) REPORTS

All of our Directors and executive officers are required to file reports of share ownership and reports of changes in ownership with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of the Section 16(a) filings and written representations from our Directors and executive officers, we believe that all Section 16(a) filing requirements were timely met during 2025, except that the Form 4 reporting Mr. Dhruv’s grant of equity awards upon joining Weatherford-Ireland was filed late due to an administrative delay.

INCORPORATION BY REFERENCE

The Audit Committee Report and the Compensation and Human Resources Committee Report contained in this Proxy Statement are not deemed to be soliciting material or filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings we make under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate any of this information by reference. Information contained in or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

PRESENTATION OF IRISH STATUTORY ACCOUNTS

Weatherford-Ireland’s Irish Statutory Accounts for the fiscal year ended December 31, 2025, including the reports of the directors and Irish statutory auditor thereon, will be laid before the AGM, and Weatherford-Ireland’s management will present a review of Weatherford-Ireland’s affairs. Weatherford-Ireland’s Irish Statutory Accounts have been approved by the Board. There is no requirement under Irish law that such statements be approved by shareholders, and no such approval will be sought at the AGM. Weatherford-Ireland’s Irish Statutory Accounts are available with this Proxy

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Statement, and Weatherford-Ireland’s Annual Report on Form 10-K at www.weatherfordannualmeeting.com and in the Investor Relations page on the Company’s website at www.weatherford.com.

MARKET PRICE AND DIVIDEND INFORMATION

Our Board has approved a dividend to shareholders of record on May 6, 2026, which will be distributed on June 4, 2026.

Weatherford-Ireland’s ordinary shares are listed on Nasdaq under the symbol “WFRD.” We intend to make application so that, immediately following the Scheme of Arrangement, the common stock of Weatherford-US will be listed on Nasdaq under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares are currently listed.

On April 1, 2026, the last full trading day before we announced the proposed Scheme of Arrangement, our ordinary shares closed at $94.18 per share. Shareholders are encouraged to obtain recent price quotes for our ordinary shares. As of the Voting Record Time, there were 103 registered holders of Weatherford-Ireland ordinary shares.

LEGAL MATTERS

King & Spalding LLP has advised us as to certain matters, including certain matters under the U.S. securities laws and U.S. federal income tax consequences. Matheson LLP has also advised us as to certain matters, including certain matters under Ireland law and Irish tax consequences.

COMMUNICATING WITH OUR BOARD

The Board welcomes your questions and comments. If you would like to communicate directly with the Board, then you may submit your communication to our U.S. Investor Relations Department at 2000 Saint James Place, Houston, Texas 77056, United States of America, specifying the intended recipient(s). Telephone requests may be directed to +1 (713) 836-4000. Communications and concerns will be forwarded to the Board, as appropriate.

PROPOSALS BY SHAREHOLDERS

Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its Proxy Statement and identify the proposal in its form of proxy when the company holds a meeting of shareholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2027 annual general meeting, your proposals must be received by us by December 23, 2026 and must otherwise comply with Rule 14a-8 and, if the Scheme of Arrangement has become effective, our Bylaws.

If you desire to bring a matter before an annual meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in (a) Weatherford-US’ Texas Charter and Bylaws, if the Scheme of Arrangement has become effective, or (b) the Weatherford-Ireland Articles, if the Scheme of Arrangement has not become effective. You may obtain a copy of the Texas Charter and Bylaws of Weatherford-US or the Weatherford-Ireland Articles, in which these procedures are set forth, upon written request to U.S. Investor Relations Department in writing at 2000 Saint James Place, Houston, Texas 77056, United States of America.

If the Scheme of Arrangement has become effective, the Bylaws provide that to be timely, a shareholder’s proposal must be delivered to and received by the secretary at the principal executive office of Weatherford-US not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the date of the preceding year’s annual meeting (the March and February dates set forth below), subject to similar adjustment regarding changes in the date of the annual meeting discussed below and as detailed further in the Bylaws. The request must comply with the Texas Charter and Bylaws, including specifying the relevant business to be brought before the meeting, together with evidence of the required shareholdings of the holder making the proposal, as well as any other information as would be required by the Bylaws or applicable law. Provided that the Scheme of Arrangement has become effective, a shareholder seeking to comply with Section 21.373 of the TBOC may contact the Corporate Secretary of Weatherford-US for information with respect to how to obtain information from the company or its transfer agent as to other shareholders for purposes of compliance with Section 21.373(e) of the TBOC.

If the Scheme of Arrangement has not become effective, you may use the procedures set forth in the Weatherford-Ireland Articles to have a proposal that is not included in our proxy materials brought before an annual general meeting for consideration by our shareholders. The Weatherford-Ireland Articles provide that a person who (i) is a registered

Weatherford International plc — 2026 Shareholder Meetings 147

shareholder (A) at the time of the notice, referred to below and (B) at the time of an annual general meeting, (ii) is entitled to vote at the annual general meeting and (iii) complies with the notice and certain other relevant provisions of the Weatherford-Ireland Articles, may, by timely written notice, bring a nomination for the election of a director or other business before an annual general meeting. To be timely, a registered shareholder’s notice to bring a nomination or other business must be delivered or mailed and received at Weatherford-Ireland’s registered office, addressed to the Corporate Secretary no earlier than 120 calendar days and no later than 90 calendar days before the first anniversary of the Weatherford-Ireland’s annual general meeting for the prior year (being, in the case of the 2027 AGM, February 11, 2027 and March 13, 2027 respectively); provided, however, that (A) if the annual meeting of shareholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual general meeting or (B) if no annual meeting was held during the prior year, the notice by the registered shareholder must be received (1) no earlier than 120 days before such annual general meeting and (2) no later than the later of 90 days before such annual general meeting and the tenth day after the day on which the notice of such annual general meeting was first made by mail or public disclosure.

In addition to satisfying the foregoing requirements under the Weatherford-Ireland Articles, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Weatherford’s nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act. We encourage shareholders who wish to submit a proposal or nomination to seek independent counsel.

In no event shall an adjournment or postponement, or public disclosure of an adjournment or postponement, of an annual general meeting commence a new time period (or extend any time period) for the giving of the notice of business. The request must specify any other information that would be required to be included in a proxy statement pursuant to the rules of the SEC.

We recommend that any shareholder desiring to make a nomination or submit a proposal for consideration obtain a copy of the Weatherford-Ireland Articles, if the Scheme of Arrangement has not become effective, or Weatherford-US’ Texas Charter and Bylaws, if the Scheme of Arrangement has become effective. They are available on our website at www.weatherford.com, by clicking on “Investor Relations,” then “Company Information,” then “Corporate Governance,” then “Corporate Documents.” Shareholders also may obtain a copy of these documents free of charge by submitting a written request to our Corporate Secretary at Weatherford-Ireland’s registered office, 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland.

Any shareholder proposal (including the nomination of any director), whether or not to be included in our Proxy Materials, must be sent to our Corporate Secretary at Weatherford-Ireland’s registered office, 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland.

OTHER BUSINESS

We know of no other business that will be brought before the AGM. Under the Weatherford-Ireland Articles, shareholders may only bring business before a general meeting if it is requested within the time limits described above in the section entitled “Proposals by Shareholders” or if it is otherwise provided under Irish law or the Weatherford-Ireland Articles. If any other matters are properly presented, the persons named on the proxy card will vote the shares represented by proxies as they deem advisable.

HOUSEHOLDING

The SEC permits a single Proxy Statement to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. While we do not household in mailings to our shareholders of record, a number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one Proxy Statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate Proxy Statement in the future, or if any such beneficial shareholder that elected to continue to receive separate Proxy Statement wishes to receive a single Proxy Statement in the future, that shareholder should contact their bank,

  148 Weatherford International plc — 2026 Shareholder Meetings

broker or other nominee or send a request to our U.S. Investor Relations Department at 2000 Saint James Place, Houston, Texas 77056, United States of America. Telephone requests may be directed to +1 (713) 836-4000. We will deliver, promptly upon written or oral request to our U.S. Investor Relations Department, a separate copy of this Proxy Statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains an internet website (www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers, including Weatherford International plc, who file electronically with the SEC. Reports, proxy statements and other information concerning Weatherford International plc may also be inspected at the offices of Nasdaq, which are located at 151 West 42nd Street, New York, NY 10036.

The SEC allows us to “incorporate by reference” the information filed with it, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement, and information we file later with the SEC (but prior to the date of the shareholder meetings discussed in this Proxy Statement) will automatically update and supersede this information. We incorporate by reference the documents listed below, which we have previously filed with the SEC and are considered a part of this Proxy Statement, and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the shareholder meetings (excluding any information “furnished” but not “filed”). These filings contain important information about Weatherford International plc:

•	Weatherford-Ireland’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025; and

•	The description of the Weatherford-Ireland ordinary shares attached as Exhibit 4.1 of Weatherford-Ireland’s Annual Report on Form 10-K filed with the SEC on February 17, 2022.

Any shareholder of record may also obtain a copy of these documents free of charge by contacting our U.S. Investor Relations Department in writing at 2000 Saint James Place, Houston, Texas 77056, United States of America, or by telephone at +1 (713) 836-4000. Copies of any exhibits to Weatherford-Ireland’s Annual Report on Form 10-K also are available upon written request subject to a charge for copying and mailing.

To ensure timely delivery of these documents, any request should be made by May 29, 2026. The exhibits to these documents will generally not be made available unless such exhibits are specifically incorporated by reference in this Proxy Statement.

In addition, we make available, free of charge, these documents and our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with the SEC on our website at www.weatherford.com. We do not intend for information contained on our website to be part of this Proxy Statement unless specifically incorporated herein. If you have any other questions about us, please contact our U.S. Investor Relations Department at the address or phone number above or visit our website.

April 21, 2026

By Order of the Board of Directors

Beth Ann Dranguet

Vice President, Deputy General Counsel & Corporate Secretary

Weatherford International plc — 2026 Shareholder Meetings 149

ANNEX A – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

We report our financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, our management believes that certain non-GAAP financial measures and ratios (as defined under the SEC’s Regulation G and Item 10(e) of Regulation S-K) may provide users of this financial information additional meaningful comparisons between current results and results of prior periods. Below, we describe why we believe each non-GAAP measure provides useful information to investors as well as the calculation and comparable GAAP measure.

Adjusted EBITDA is a non-GAAP financial measure, and represents earnings before interest, taxes, depreciation, and amortization and excludes, among other items, restructuring charges, share-based compensation expense, as well as other charges and credits. Management believes consolidated adjusted EBITDA and consolidated adjusted EBITDA margin are useful to assess and understand normalized operating performance and trends. Consolidated adjusted EBITDA and consolidated adjusted EBITDA margin should be considered in addition to, but not as a substitute for consolidated net income and consolidated net income margin and should be viewed in addition to the Company’s reported results prepared in accordance with GAAP.

Adjusted EBITDA margin is non-GAAP measure that is calculated by dividing consolidated adjusted EBITDA by consolidated revenues. Management believes adjusted EBITDA margin is useful to assess and understand normalized operating performance and trends. Adjusted EBITDA margin should be considered in addition to, but not as a substitute for consolidated net income margin and should be viewed in addition to the Company’s reported results prepared in accordance with GAAP.

Adjusted Free Cash Flow is a non-GAAP measure and represents cash flows provided by (used in) operating activities, less capital expenditures plus proceeds from the disposition of assets. Management believes adjusted Free Cash Flow is useful to understand our performance at generating cash and demonstrates our discipline around the use of cash. Adjusted Free Cash Flow should be considered in addition to, but not as a substitute for cash flows provided by operating activities and should be viewed in addition to the Company’s reported results prepared in accordance with GAAP.

Adjusted Free Cash Flow Margin - Adjusted Free Cash Flow Margin is non-GAAP measure that is calculated by dividing adjusted free cash flow by consolidated revenues. Management believes adjusted free cash flow margin is useful to assess and understand our performance and trend at generating cash. Adjusted free cash flow margin should be considered in addition to, but not as a substitute for operating cash flow margin, and should be viewed in addition to the Company’s reported results prepared in accordance with GAAP.

Adjusted Free Cash Flow Conversion - Adjusted Free Cash Flow Conversion is a non-GAAP measure that is calculated by dividing adjusted free cash flow by adjusted EBITDA. Management believes adjusted free cash flow conversion is useful to assess the level of normalized liquidity generated in the operating cycle. Adjusted free cash flow conversion should be considered in addition to, but not as a substitute for GAAP measures described above for the respective components, and should be viewed in addition to the company’s reported results prepared in accordance with GAAP.

1

Weatherford International plc — 2026 Shareholder Meetings A-1

Weatherford International plc

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In Millions, Except Margin in Percentages)

	Year Ended
	12/31/25	12/31/24	12/31/23
Net Income Attributable to Weatherford	$431	$506	$417
Net Income Attributable to Noncontrolling Interests	26	44	32
Interest Expense, Net of Interest Income of $46, $56 and $59	91	102	123
Loss on Extinguishment of Debt and Bond Redemption Premium	39	9	5
Loss on Blue Chip Swap Securities	2	10	57
Income Tax Provision	97	189	57
Other Expense, Net	70	78	129
Operating Income	756	938	820
Depreciation and Amortization	267	343	327
Gain on Sale of Business	(70)	—	(2)
Restructuring Charges	58	42	16
Other (Credits) Charges	18	14	(10)
Share-Based Compensation	38	45	35
Adjusted EBITDA	$1,067	$1,382	$1,186
Net Cash Provided by Operating Activities	676	792	832
Capital Expenditures for Property, Plant and Equipment	(226)	(299)	(209)
Proceeds from Disposition of Assets	16	31	28
Adjusted Free Cash Flow	$466	$524	$651
Revenues	$4,918	$5,513	$5,135

Net Income Margin	8.8%	9.2%	8.1%
Adjusted EBITDA Margin	21.7%	25.1%	23.1%
Operating Cash Flow Margin	13.7%	14.4%	16.2%
Adjusted Free Cash Flow Margin	9.5%	9.5%	12.7%
Adjusted Free Cash Flow Conversion	43.7%	37.9%	54.9%
Three year Cumulative Adjusted Net Income Margin	8.7%	6.3%
Three year Cumulative Adjusted EBITDA Margin	23.4%	22.6%
Three year Cumulative Operating Cash Flow Margin	14.8%	13.2%
Three year Cumulative Free Cash Flow Margin	10.5%	9.8%
Net Income Variance YoY	(14.8%)	21.3%	1,503.8%
Adjusted EBITDA Variance YoY	(22.8%)	16.5%	45.2%
Adjusted Free Cash Flow Variance YoY	(11.1%)	(19.5%)	117.7%
Net Income Margins Variance YoY	(41 bps )	106 bps	752 bps

Adjusted EBITDA Margins Variance YoY	(337 bps )	197 bps	423 bps

Adjusted Free Cash Flow Margins Variance YoY	(3 bps )	(317 bps )	577 bps

2

  A-2 Weatherford International plc — 2026 Shareholder Meetings

	Years Ended
Adjusted Free Cash Flow	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net Cash Provided by Operating Activities	$676	$792	$832	$349	$322	$210
Capital Expenditures for Property, Plant and Equipment	(226)	(299)	(209)	(132)	(85)	(154)
Proceeds from Disposition of Assets	16	31	28	82	41	22
Adjusted Free Cash Flow	$466	$524	$651	$299	$278	$78

3

Weatherford International plc — 2026 Shareholder Meetings A-3

ANNEX B - FIFTH AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

WEATHERFORD INTERNATIONAL PLC

FIFTH AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

Amended, Restated and Adopted as of June 11, 202~~5~~6

1.	Purpose of the Plan

The Weatherford International plc 2019 Equity Incentive Plan was originally adopted by the Board on December 12, 2019, amended and restated as of April 13, 2020, October 30, 2022 ~~and~~, January 18, 2023 and June 11, 2025, and is hereby further amended and restated as of June 11, 202~~5~~6 (the “Effective Date”). The Plan is intended to advance the best interests of the Company, its Affiliates and its shareholders by providing those persons whose substantial contributions are essential to the continued growth and profitability of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their Employment or affiliation with the Company or its Affiliates.

2.	Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section 2, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

(a) Act: The Companies Act 2014 of Ireland, as amended.

(b) Affiliate: With respect to the Company, any Person directly or indirectly controlling, controlled by, or under common control with, the Company or any other Person designated by the Committee in which the Company or an Affiliate has an interest. The Committee shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.

(c) Applicable Accounting Standards ~~Generally Accepted Accounting Principles~~: Means in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

(d) Applicable Laws: The requirements relating to the administration of equity-based and cash-based awards, as applicable, and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state and Irish or other non-U.S. corporate and securities laws, the Code or other applicable tax laws, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(e) Associate: With respect to a specified Person, means:

(i) any company, corporation, partnership, or other organization of which such specified Person is an officer or partner;

(ii) any trust or other estate in which such specified Person has a substantial beneficial interest or as to which such specified Person serves as trustee or in a similar fiduciary capacity;

(iii) any relative or spouse of such specified Person, or any relative of such spouse who has the same home as such specified Person, or who is a director or officer of the Company or any of its Subsidiaries; and

(iv) any Person who is a director, officer, or partner of such specified Person or of any company (other than the Company or any wholly-owned Subsidiary), corporation, partnership or other entity which is an Affiliate of such specified person.

(f) Award: An Option, Restricted Share, Restricted Share Unit, Share Appreciation Right, Other Share-Based Award or Performance-Based Award granted pursuant to the Plan.

(g) Award Agreement: Any written agreement, contract, or other instrument or document evidencing the terms and conditions of an Award, including through electronic medium.

Weatherford International plc — 2026 Shareholder Meetings B-1

(h) Beneficial Owner: A “beneficial owner”, as such term is defined in Rule 13d-3 under the Exchange Act provided that any Person that has the right to acquire any of the Company’s outstanding securities entitled to vote generally in election of directors at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed the Beneficial Owner of such securities.

(i) Benefit Plans: All employee benefit and compensation plans, agreements, arrangements, programs, policies, practices, contracts or agreements of the Company and its Affiliates.

(j) Board: The Board of Directors of the Company.

(k) Cause: Means in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or any member of the Weatherford Group having “Cause” to terminate the Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and any member of the Weatherford Group in effect at the time of such termination, or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) engaging in conduct that constitutes fraud or embezzlement, (C) engaging in conduct that constitutes gross negligence or willful gross misconduct that results or could reasonably be expected to result in harm to any member of the Weatherford Group’s business or reputation, (D) breach of any material terms of written agreement between the Company and the Participant, (E) willful neglect in the performance of Participant’s duties on behalf of the Weatherford Group or willful or repeated failure or refusal to perform the Participant’s duties on behalf of the Weatherford Group or (F) violation of any material policy of any member of the Weatherford Group, including, but not limited to, those relating to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; provided, in any case, the Participant’s resignation after an event that would be grounds for a termination of employment for Cause will be treated as a termination of employment for Cause hereunder. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(l) Change in Control: Shall be deemed to have occurred if any event set forth in any one of the following paragraphs shall have occurred:

(i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of either (A) the then outstanding Shares of the Company (the “Outstanding Ordinary Shares”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”), excluding any Specified Holder or any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

(ii) individuals, who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least 2/3rds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or any other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) the consummation of an acquisition, reorganization, reincorporation, redomestication, merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Company or any of its Subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company’s Assets (any of which, a “Corporate Transaction”), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the Persons who were the Beneficial Owners, respectively, of the Outstanding Ordinary Shares and Outstanding Voting Securities immediately prior to such Corporate Transaction own or beneficially own, directly or indirectly, more than 50% of, respectively, the Outstanding Ordinary Shares and the combined voting power of the Outstanding Voting Securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the Entity resulting from such Corporate Transaction (including, without limitation, an Entity (including any new parent Entity) which as a result of such transaction owns the Company or all or substantially all of the Company’s Assets either directly or through one or more Subsidiaries or other Entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Ordinary Shares and the Outstanding Voting Securities, as the case

  B-2 Weatherford International plc — 2026 Shareholder Meetings

may be, (B) no Person (excluding any Specified Holder, any Entity resulting from such Corporate Transaction or any Benefit Plan (or related trust) of the Company or such Entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding common shares of the Entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such Entity except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors (or other governing body) of the Entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred (i) in connection with a bankruptcy pursuant to Chapter 7 or Chapter 11 of the United States Bankruptcy Code or upon consummation of a Restructuring, (ii) if it is effected solely for the purpose of changing the place of incorporation or formation, tax residency or form of organization of the ultimate parent entity of the Weatherford Group (including where the Company is succeeded by an entity incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) or (iii) where all or substantially all of the Person(s) who are the Beneficial Owners of the combined voting power of the Outstanding Voting Securities immediately prior to such transaction will beneficially own, directly or indirectly, all or substantially all of the combined voting power of the Outstanding Voting Securities of the ultimate parent entity resulting from such transaction in substantially the same proportions as their ownership, immediately prior to such transaction, of such securities of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in this Section 2(l) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

(m) Code: The U.S. Internal Revenue Code of 1986, as amended, or any successor thereto, and the rules and regulations promulgated thereunder.

(n) Committee: The Compensation Committee of the Board (or a subcommittee thereof), or the delegate to which the Board or the Compensation Committee has delegated its authority pursuant to Section 4(a) hereof, or such other committee of the Board to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

(o) Company: Weatherford International plc, an Irish public limited company and any successor thereto.

(p) Company Assets: Means the assets (of any kind) owned by the Company, including without limitation, the securities of the Company’s Subsidiaries and any of the assets owned by the Company’s Subsidiaries.

(q) Confidential Information: Means, unless the applicable Award Agreement states otherwise, any data, information or documentation (including such that is received by third parties) that is competitively sensitive or commercially valuable and not generally known to the public, including data, information or documentation related or pertaining to: (1) finance, supply or service; (2) customers, suppliers or consumers, including customer lists, relationships and profiles; (3) marketing or product information, including product planning, marketing strategies, marketing results, marketing forecasts, plans, finance, operations, reports, sales estimates, business plans and internal performance results relating to past, present or future business activities, clients and suppliers; and (4) scientific or technical information, design, process, procedure, formula or improvement, computer software, object code, source code, specifications, inventions or systems information, whether or not patentable or copyrightable, and that is not otherwise a Trade Secret.

(r) Consultant: Any consultant or advisor if (1) the consultant or advisor renders bona fide service to the Company or any Affiliate, (2) the services rendered by the consultant or advisor are not in connection with the offer or sale of a securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, and (3) the consultant or advisor is a natural person.

(s) Detrimental Activity: Means “Detrimental Activity” as defined in the Company’s Compensation Clawback Policy or any other clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time.

(t) Director: A member of the Board.

Weatherford International plc — 2026 Shareholder Meetings B-3

(u) Disability: Unless otherwise provided in an Award Agreement or determined by the Committee, the Participant would qualify to receive benefit payments under the long-term disability plan or policy, as it may be amended from time to time, of the Company or the Affiliate to which the Participant provides Service, regardless of whether the Participant is covered by such plan or policy, or the plan or policy of the Company, if an Affiliate does not maintain such a plan or policy. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion. Notwithstanding the foregoing, for purposes of ISOs granted under the Plan, “Disability” means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code. Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A where the Award will be paid by reference to the Participant’s Disability, solely for purposes of determining the timing of payment, no such event will constitute a Disability for purposes of the Plan or any Award Agreement unless such event also constitutes a “disability” as defined under Section 409A.

(v) Dividend Equivalent Right: A right to receive the equivalent value of dividends paid on the Shares with respect to Shares underlying Restricted Share Units or an Other Share-Based Award that is a Full Value Award prior to vesting of the Award, subject to the additional requirements of Section 10(b) hereof. Such Dividend Equivalent Right shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Committee.

(w) Employee: A full-time or part-time employee of the Company or any Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or Affiliate for the relevant period. Neither services as a Director nor payment of a director’s fee by the Company or an Affiliate shall be sufficient to constitute “employment” by the Company or an Affiliate.

(x) Entity: Any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.

(y) Exchange Act: The U.S. Securities Exchange Act of 1934, as amended, or any successor thereto, and the rules and regulations promulgated thereunder.

(z) Fair Market Value: On a given date, (i) if the Shares are listed on the New York Stock Exchange or another national securities exchange, the closing price of the Shares reported on such national securities exchange, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; or (ii) if the Shares are not listed on the New York Stock Exchange or another national securities exchange, but are quoted in the NASDAQ National Market Reporting System or another inter-dealer quotation system, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on such market or system, or, if no sale occurred on such date, then on the immediately preceding date on which sales have been so reported or quoted; or (iii) if clauses (i) and (ii) do not apply, the Fair Market Value shall be the value established by the Committee in good faith under a reasonable methodology and reasonable application, in compliance with Section 409A to the extent such determination is necessary for Awards under the Plan to comply with, or be exempt from, Section 409A.

(aa) Full Value Awards: Any Award other than an (i) Option, (ii) Share Appreciation Right or (iii) other Award for which the Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Shares, determined as of the date of grant.

(ab) ISO: An Option that is intended to be an incentive stock option granted pursuant to Section 7(e) of the Plan.

(ac) Option: An option granted pursuant to Section 7 of the Plan.

(ad) Option Price: The price at which a Share may be purchased upon the exercise of an Option, as determined pursuant to Section 7(b) of the Plan.

(ae) Other Share-Based Awards: Awards granted pursuant to Section 9 of the Plan.

(af) Participant: An Employee, Consultant, or Director who is selected by the Committee to participate in the Plan and to whom an Award is granted pursuant to the Plan.

(ag) Performance-Based Award: A Full-Value Award that vests, in whole or in part, based on the attainment of a Performance Goal.

(ah) Performance Criteria: The criteria that the Committee selects for purposes of establishing the Performance Goal(s) for a Participant during a Performance Period. The Performance Criteria that will be used to

  B-4 Weatherford International plc — 2026 Shareholder Meetings

establish Performance Goals may include, but is not limited to, one or more of the following: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) operating income margin; (v) gross margin; (vi) earnings per Share; (vii) book value per Share; (viii) return on shareholders’ equity; (ix) expense management; (x) return on invested capital; (xi) improvements in capital structure; (xii) profitability of an identifiable business unit or product; (xiii) maintenance or improvement of profit margins or revenue; (xiv) Share price; (xv) market share; (xvi) revenues or sales; (xvii) costs; (xviii) available cash flow; (xix) working capital; (xx) return on assets; (xxi) total shareholder return, (xxii) productivity ratios, and (xxiii) economic value added. The Performance Criteria may be calculated in accordance with the Applicable Accounting Standards or on an adjusted basis.

(ai) Performance Goals: For a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, the performance of an Affiliate, the performance of a division or a business unit of the Company or an Affiliate, or the performance of an individual or team. The Performance Goal established by the Committee may also be based on a return or rates of return using any of the foregoing Performance Criteria and including a return or rates of return based on revenue, earnings, capital, invested capital, cash, cash flow, assets, net assets, equity or a combination or ratio therefrom. The Performance Goal established by the Committee may also be based on Performance Criteria, which may be used to calculate a ratio or may be used as a cumulative or an absolute measure or as a measure of comparative performance relative to a peer group of companies, an index, budget, prior period, or combination thereof, or other standard selected by the Committee. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Performance Goals may be measured in either absolute or relative terms. The Committee, in its sole discretion, may provide that one or more adjustments shall be made to one or more of the Performance Goals.

(aj) Performance Period: One or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ak) Person: A “person” as such term is used for purposes of Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under a Benefit Plan, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) an Entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of the Shares of the Company.

(al) Plan: This Weatherford International plc ~~Third~~Fifth Amended and Restated 2019 Equity Incentive Plan, as amended from time to time.

(am) Restricted Shares: Shares awarded to a Participant pursuant to Section 6 of the Plan that shall be subject to certain restrictions and may be subject to risk of forfeiture.

(an) Restricted Share Unit: An Award granted pursuant to Section 5 of the Plan that shall be evidenced by a bookkeeping entry representing the equivalent of one Share.

(ao) Restructuring: A restructuring, reorganization (whether or not pursuant to Chapter 11 of the United States Bankruptcy Code or the insolvency laws of any other jurisdiction) and/or recapitalization of all or a significant portion of the Company’s outstanding funded indebtedness (collectively, the “Existing Obligations”) that is achieved, without limitation, through a solicitation of waivers and consents from the holders of Existing Obligations; rescheduling of the maturities or a change in interest rates of Existing Obligations; a repurchase, settlement or forgiveness of Existing Obligations; conversion of Existing Obligations into equity; an exchange offer involving the issuance of new securities in exchange for Existing Obligations; the issuance of new securities, sale or disposition of assets, sale of debt or equity securities or other interests; or other similar transaction or series of transactions.

(ap) Section 409A: Code Section 409A, as amended, or any successor thereto, and the rules and regulations promulgated thereunder.

(aq) Securities Act: The U.S. Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations promulgated thereunder.

(ar) Service: Except as otherwise determined by the Committee in its sole discretion, a Participant’s Service terminates when the Participant ceases to actively provide services to the Company or an Affiliate. The Committee

Weatherford International plc — 2026 Shareholder Meetings B-5

shall determine which leaves shall count toward Service and when Service terminates for all purposes under the Plan. Further, unless otherwise determined by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant provides Service to the Company or an Affiliate, or a transfer between entities (i.e., the Company or any Affiliates), provided that there is no interruption or other termination of Service in connection with the Participant’s change in capacity or transfer between entities (except as may be required to effect the change in capacity or transfer between entities). For purposes of determining whether an Option is entitled to ISO status, an Employee’s Service shall be treated as terminated 90 days after such Employee goes on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.

(as) Shares: Ordinary shares in the capital of the Company, nominal value $0.001 per ordinary share, and such other securities of the Company that may be substituted for the Shares pursuant to Section 11 of the Plan.

(at) Share Appreciation Right: A share appreciation right granted pursuant to Section 8 of the Plan.

(au) Specified Holder: Any Person who is the Beneficial Owner, directly or indirectly, of 10% or more of the Outstanding Ordinary Shares of the Company as of the Effective Date.

(av) Strike Price: Except as otherwise determined by the Committee in the case of Substitute Awards, (i) in the case of a Stock Appreciation Right granted in tandem with an Option, the Option Price of the related Option, or (ii) in the case of a Stock Appreciation Right granted independent of an Option, the Fair Market Value on the date of grant.

(aw) Subsidiary: Any Affiliate which is a subsidiary of the Company within the meaning of Section 7 of the Act. For purposes of granting an ISO, Subsidiary means any “subsidiary corporation” of the Company as defined in Section 424(f) of the Code. For purposes of granting non-qualified Options, Stock Appreciation Rights or other “stock rights,” within the meaning of Section 409A, to a Participant that is a U.S. taxpayer, an entity may not be considered a Subsidiary if the Shares will not be treated as “service recipient stock” of such entity under Section 409A.

(ax) Substitute Award: An Award granted under the Plan in assumption of, or in substitution or exchange for, an outstanding award previously granted by an entity directly or indirectly acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

(ay) Tax-Related Items: Any U.S. federal, state, and/or local taxes and any taxes imposed by a jurisdiction outside of the United States (including, without limitation, income tax, social insurance contributions, payment on account, employment tax obligations, stamp taxes and any other taxes required by law to be withheld and any employer tax liability for which the Participant is liable).

(az) Trade Secrets: Means without limitation, (I) any data or information that is competitively sensitive or commercially valuable and not generally known to the public and (2) any scientific or technical information, design, process, procedure, formula or improvement, computer software, object code, source code, specification, invention or systems information, whether or not patentable or copyrightable, provided that this definition of Trade Secrets shall have the broadest meaning as permitted by law and shall extend beyond the definition of “trade secrets” as set forth in the Texas Uniform Trade Secrets Act, where applicable.

(ba) Weatherford Group: The Company and its Subsidiaries.

3.	Shares Subject to the Plan and Limitation on Issuable Shares

(a) Number of Shares

Subject to Section 11, and as of the Effective Date, the total number of Shares which may be issued under the Plan is ~~9,886,000~~ 10,451,000, and the maximum number of Shares for which ISOs may be granted is 400,000. Except as provided below in Section 3(b) or 3(c), the number of Shares remaining available for issuance shall be reduced by the relevant number of Shares for each Award (including Full Value Awards) granted under the Plan. The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares or a combination thereof.

(b) Shares Reissuable Under Plan

The following Shares shall again be available for the grant of an Award pursuant to the Plan: (i) Shares that are not issued as a result of the termination, cancellation, forfeiture, expiration or lapsing of any Award for any reason; or (ii) Shares subject to a Full Value Award that are not issued because the Award is settled in cash.

  B-6 Weatherford International plc — 2026 Shareholder Meetings

(c) Shares Not Reissuable Under Plan

Notwithstanding the foregoing, the following Shares shall be counted against the maximum number of Shares available for issuance pursuant to Section 3(a) and shall not be returned to the Plan: (i) Shares that are retained or otherwise not issued by the Company in order to satisfy tax withholding obligations or in payment of the Option Price or purchase price of Options; (ii) Shares that are not issued or delivered as a result of the net-settlement of an outstanding Option or Share Appreciation Right; or (iii) Shares that are repurchased or redeemed on the open market with the proceeds of the exercise of an Option.

(d) Shares Not Counted Against Share Pool Reserve

Notwithstanding anything contained in Section 3 to the contrary, (i) Substitute Awards shall not reduce the overall limit on Shares available for grant under the Plan; provided that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options intended to qualify as ISOs shall reduce the aggregate number of Shares available for Awards of ISOs under the Plan; and (ii) subject to any stock exchange requirements then applicable to the Company, available shares under a shareholder approved plan of an entity directly or indirectly acquired by the Company or Subsidiary or with which the Company or Subsidiary combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of Shares available for delivery under the Plan.

(e) Non-Employee Director Award Limit

Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a non-Employee Director, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in Shares and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted under the Plan to an individual as compensation for services as a non-Employee Director, together with cash compensation paid to the non-Employee Director, shall not exceed $900,000 in any calendar year.

4.	Administration

(a) Committee

The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as “Non-Employee Directors” within the meaning of Rule l6b-3 under the Exchange Act and “independent directors” within the meaning of The New York Stock Exchange’s listed company rules if such stock exchange rules are applicable to the Company at that time (or similar rules otherwise applicable to the Company, if listed on a different stock exchange). Additionally, the Committee may delegate to one or more officers of the Company the authority to act on behalf of the Committee with respect to administrative matters and such other matters as the Committee may determine from time to time; provided that such delegation is consistent with Applicable Laws and guidelines established by the Committee from time to time. Any such delegation may be revoked by the Committee at any time. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan (including the grant of Awards) with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards, the term “Committee” as used in this Plan shall be deemed to refer to the Board. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 under the Exchange Act or The New York Stock Exchange’s listed company rules, if such stock exchange rules are applicable to the Company at that time (or similar rules otherwise applicable to the Company, if listed on a different stock exchange), are required to be determined in the sole discretion of the Committee. The Committee may appoint such agents as it deems necessary or advisable for the proper administration of the Plan; provided, that such appointment is consistent with Applicable Laws and any guidelines established by the Committee from time to time.

(b) Authority of Committee

The Committee has the exclusive power, authority and discretion to:

(i) Designate Participants to receive Awards;

(ii) Determine the type or types of Awards to be granted to each Participant;

(iii) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

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(iv) Determine the terms and conditions of any Award granted pursuant to the Plan, including, without limitation, the Option Price, Strike Price, or purchase price, Performance Criteria (or other objective/subjective goals (if any)), Performance Goals, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, vesting requirements, and accelerations or waivers thereof, any forfeiture conditions and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(v) Determine whether, to what extent, and pursuant to what circumstances (A) an Award may be settled in, or the Option Price or Strike Price of an Award may be paid in, cash, Shares, other Awards, or other property, (B) the vesting, exercisability or forfeiture restrictions applicable to an Award may be accelerated, modified or waived, including, without limitation, in connection with the Participant’s retirement or other termination or other event, or (C) an Award may be cancelled, forfeited, or surrendered;

(vi) Prescribe the form of each Award Agreement, which need not be identical for each Participant and may vary for Participants within and outside of the United States;

(vii) Allot and issue any Shares which are to be allotted and issued upon the vesting or exercise of any Award;

(viii) Decide all other matters that must be determined in connection with an Award;

(ix) Establish, adopt, or revise any rules and regulations including adopting sub-plans to the Plan for the purposes of complying with foreign laws and/or taking advantage of tax-favorable treatment for Awards granted to Participants outside the United States, as it may deem necessary or advisable to administer the Plan;

(x) Construe and interpret the terms of, and any matter arising pursuant to, the Plan, or any Award Agreement;

(xi) Correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable; and

(xii) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

(c) Decisions Binding

Any decision of the Committee or its delegate pursuant to Section 4(a) or (b) hereof shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

(d) Reliance on Reports.

Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made or advice provided by the independent public accountant or other advisors of the Weatherford Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(e) Award Limits for Employees and Consultants.

The maximum number of Shares that may be subject to Options or Share Appreciation Awards that are granted to any Employee or any Consultant during any calendar year shall not exceed 800,000 Shares, subject to adjustment as provided in Section 11 hereof. The maximum amount with respect to one or more Performance Based Awards that may be granted to any Employee or any Consultant during any calendar year shall not exceed $25,000,000 calculated based on the Fair Market Value of the number of Shares subject to the Performance Based Award on the date of grant.

5.	Terms and Conditions of Restricted Share Units

(a) Restricted Share Units

The Committee is authorized to grant Restricted Share Units to Participants in such amounts and subject to such terms and conditions not inconsistent with the Plan, as the Committee shall determine.

(b) Vesting Restrictions

The Committee shall specify the date or dates on which the Restricted Share Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting, if any, as it deems appropriate. The vesting

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conditions, if any, may be based on, among other conditions, a Participant’s continued Service or the attainment of Performance Goals.

(c) Form and Timing of Payment

The Committee shall specify the settlement date applicable to each grant of Restricted Share Units, which date shall not be earlier than the date or dates on which the Restricted Share Units shall become fully vested and nonforfeitable, or such settlement date may be deferred to any later date, subject to compliance with Section 409A, as applicable. On the settlement date, the Company shall, subject to satisfaction of applicable Tax-Related Items (as further set forth in Section 20 hereof), deliver to the Participant one Share for each Restricted Share Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Restricted Share Unit may be made in cash (in an amount reflecting the Fair Market Value of the Shares that otherwise would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion, in either case, less applicable Tax-Related Items (as further set forth in Section 20 hereof). Until a Restricted Share Unit is settled, the number of Restricted Share Units shall be subject to adjustment pursuant to Section 11 hereof.

(d) Forfeiture

Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, any Restricted Share Units that are not vested as of the date of the Participant’s termination of Service shall be forfeited.

(e) General Creditors

A Participant who has been granted Restricted Share Units shall have no rights other than those of a general creditor of the Company. Restricted Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement evidencing the grant of the Restricted Share Units.

6.	Terms and Conditions of Restricted Share Awards

(a) Grant of Restricted Shares

The Committee is authorized to grant Restricted Shares to Participants selected by the Committee in such amounts and subject to such terms and conditions not inconsistent with the Plan, as the Committee shall determine.

(b) Purchase Price

At the time of the grant of Restricted Shares, the Committee shall determine the price, if any, to be paid by the Participant for each Share subject to the Award. The purchase price of Shares acquired pursuant to the Award shall be paid: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Committee in its sole discretion and in compliance with Applicable Laws.

(c) Issuance and Restrictions

Restricted Shares shall be subject to such restrictions, if any, on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Shares or the right to receive dividends or repayment of capital on the Restricted Shares). The restrictions, if any, may be based on, among other conditions, a Participant’s continued Service or the attainment of Performance Goals. These restrictions, if any, may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

(d) Dividends

Any dividends that are distributed with respect to Restricted Shares shall be paid in accordance with the applicable Award Agreement, subject to the provisions of Section 10(b)(ii) hereof.

(e) Forfeiture

Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Service during the applicable restriction period, Restricted Shares that are at that time subject to restrictions shall be forfeited.

(f) Certificates for Restricted Shares

Restricted Shares granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, certificates

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shall bear a legend in such form as the Company deems appropriate, referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

7.	Terms and Conditions of Options

(a) Option Type

Options granted under the Plan shall be, as determined by the Committee, non-qualified or ISOs, as evidenced by the related Award Agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(b) Option Price

The Option Price per Share shall be determined by the Committee, but shall not be less than the higher of (i) 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Substitute Awards) and (ii) the nominal value of a Share.

(c) Exercisability

Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted. The Committee shall specify the date or dates on which the Options shall become fully vested, and may specify such conditions to vesting, if any, as it deems appropriate. The vesting conditions, if any, may be based on, among other conditions, a Participant’s continued Service or the attainment of Performance Goals.

(d) Exercise of Options

Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company or its designee or administrative agent in the form and manner satisfactory to the Company and, if applicable, the date payment is received by the Company or its designee or administrative agent in accordance with the following sentence. The Option Price shall be payable: (i) in cash or its equivalent (e.g., by personal check), or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation, (A) if there is a public market for the Shares underlying the Options at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased, or (B) by a “net exercise” method whereby the Company withholds from the delivery of the Shares for which the Option was exercised that number of Shares having a Fair Market Value equal to the aggregate Option Price for the Shares for which the Option was exercised. No fractional Shares will be issued upon exercise of an Option, but instead the number of Shares will be rounded downward to the next whole Share.

(e) ISOs

The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code. ISOs shall be granted only to Participants who are employees of the Company and its Subsidiaries. No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (A) within two years after the date of grant of such ISO or (B) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified options, unless the applicable Award Agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified option granted under the Plan; provided, that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

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(f) Rights with Respect to Shares

No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full (including, but not limited to, the Option Price and Tax-Related Items) for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan and applicable Award Agreement.

8.	Terms and Conditions of Share Appreciation Rights

(a) Grants

The Committee may grant (i) a Share Appreciation Right independent of an Option or (ii) a Share Appreciation Right in connection with an Option, or a portion thereof. A Share Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may only be granted at the time the related Option is granted, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 8 (or such additional limitations as may be included in an Award Agreement).

(b) Terms

Each Share Appreciation Right granted independent of an Option shall entitle a Participant, upon exercise, to a number of Shares equal to an amount that is (i) the excess of (A) the Fair Market Value of a Share on the exercise date over (B) the Strike Price, multiplied by (ii) the number of Shares with respect to which the Share Appreciation Right is being exercised, less any Tax-Related Items. Each Share Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefore a number of Shares equal to an amount that is (i) the excess of (A) the Fair Market Value of a Share on the date of such surrender over (B) the Strike Price, multiplied by (ii) the number of Shares covered by the portion of the Option that is surrendered, less any Tax-Related Items. Payment shall be made in cash, in Shares valued at Fair Market Value, or any combination thereof, at the discretion of the Committee. Share Appreciation Rights may be exercised from time to time upon actual receipt by the Company or its designee or administrative agent of written notice of exercise in the form and manner satisfactory to the Company stating the number of Shares with respect to which the Share Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Share Appreciation Rights, but instead the number of Shares will be rounded downward to the next whole Share. The Committee shall specify the date or dates on which the Share Appreciation Rights shall become fully vested, and may specify such conditions to vesting, if any, as it deems appropriate. The vesting conditions, if any, may be based on, among other conditions, a Participant’s continued Service or the attainment of Performance Goals.

(c) Limitations

The Committee may impose, in its discretion, such conditions regarding the exercisability of Share Appreciation Rights as it may deem fit, but in no event shall a Share Appreciation Right be exercisable more than ten years after the date it is granted.

9.	Other Share-Based Awards

(a) Grants of Other Share-Based Awards and Performance-Based Awards

Subject to limitation under Applicable Laws, the Committee is authorized under the Plan to grant Awards (other than Options, Restricted Share Units, Restricted Shares and Share Appreciation Rights) to Employees, Consultants or Directors subject to the terms and conditions set forth in this Section 9 and such other terms and conditions as may be specified by the Committee that are not inconsistent with the provisions of the Plan and that, by their terms, involve or might involve the issuance of, consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise relate to, Shares. The Committee may also grant Shares as a bonus, or may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or other property under the Plan or other plans or compensatory arrangements. The terms and conditions applicable to such other Awards shall be determined from time to time by the Committee and set forth in an applicable Award Agreement. The Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Committee from time to time.

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(b) Form of Payment

Payments with respect to any Awards granted under this Section 9 shall be made in cash or cash equivalent, in Shares or any combination of the foregoing, as determined by the Committee.

(c) Vesting Conditions

The Committee shall specify the date or dates on which the Awards granted pursuant to this Section 9 shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The vesting conditions may be based on, among other vesting conditions, a Participant’s continued Service or the attainment of Performance Goals.

(d) Term

Except as otherwise provided herein, the term of any Award granted pursuant to this Section 9 shall be set by the Committee in its discretion; provided, that the term of any Award granted pursuant to this Section 9 shall not exceed 10 years.

10.	Provisions Applicable to All Awards

(a) Award Agreement

Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award, not inconsistent with the Plan, which may include, without limitation, the term of an Award, the provisions applicable in the event the Participant’s Service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

(b) Dividend Equivalent Rights

(i) The Committee in its sole discretion may provide a Participant as part of a Restricted Share Unit or Other Share-Based Award that is a Full Value Award with Dividend Equivalent Rights, on such terms and conditions as may be determined by the Committee in its sole discretion.

(ii) Any Dividend Equivalent Rights provided in connection with an Award that is subject to vesting shall either (i) not be paid or credited or (ii) be accumulated and subject to vesting restrictions applicable to the underlying Award. For Restricted Shares subject to vesting, dividends shall be accumulated and subject to any restrictions and risk of forfeiture to which the underlying Restricted Share is subject.

(c) Limits on Transfer

Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under Applicable Laws, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate.

Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than ISOs) to be transferred by a Participant, without consideration, in connection with estate planning or charitable transfers, subject to compliance with Applicable Laws and such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan; provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(d) Minimum Vesting

Awards granted under the Plan may not vest or be settled, or become exercisable, prior to the one-year anniversary of the date of grant, except that the Committee may provide that Awards vest or be settled, or become exercisable, prior to such date in the event of the Participant’s death or disability or pursuant to Section 11 hereof. Notwithstanding the foregoing, up to 5% of the aggregate number of Shares authorized for issuance under this Plan (as described in Section 3) may be issued pursuant to Awards subject to any or no vesting conditions (including with regard to such one-year vesting limitation described in the preceding sentence), as the Committee determines appropriate.

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(e) Acknowledgement & Acceptance within 30 days

Each Award is subject to acceptance, within 30 days of delivery of the Award Agreement, by electronic acceptance through the Company’s share plan administrator, or by signed documents delivered to the Company. Failure to accept the Award within 30 days of delivery of the Award Agreement may result in cancellation of the Award.

(f) Paperless Administration

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website, intranet or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

(g) Nominal Value

Notwithstanding any other provision in this Plan, no Share shall be allotted or issued pursuant to the exercise of vesting of an Award, or as an Award, unless it is fully paid-up to at least its nominal value.

(h) Detrimental Activity

Notwithstanding anything to the contrary contained herein or in any Award Agreement, if a Participant has engaged in any Detrimental Activity or the Participant’s employment or service with any member of the Weatherford Group is terminated for Cause, as determined by the Committee in good faith in its reasonable discretion, the Committee may provide for one or more of the following: (1) cancellation of any or all of such Participant’s outstanding Awards; or (2) forfeiture by the Participant of any gain realized on the vesting, settlement or exercise of Awards, and to repay any such gain to promptly to the Company.

(i) Restrictive Covenants

The Committee may impose on any Award any restrictive covenants, including, but not limited to, any noncompetition, non-solicitation, confidentiality, and non-disparagement covenants, as it deems necessary or appropriate in its sole discretion. In addition, by accepting an Award under the Plan, a Participant shall thereby be deemed to have acknowledged and consented to not, without authorization from the Company, use, disclose or disseminate Confidential Information or Trade Secrets pertaining to the business of any member of the Weatherford Group; provided, however, that the activity described in this sentence does not apply to (i) any Confidential Information or Trade Secrets which have become generally known to competitors of any member of the Weatherford Group through no act or omission by the Participant or (ii) a Participant’s communications that are required by law or judicial process (e.g., subpoena). Further, the preceding sentence does not preclude a Participant from communicating, cooperating or filing a complaint with any U.S. federal, foreign, state or local governmental or law enforcement branch, agency or entity (collectively, a “Governmental Entity”) with respect to possible violations of any U.S. federal, foreign, state or local law or regulation, or otherwise making disclosures to any Governmental Entity, in each case, that are protected under the whistleblower provisions of any such law or regulation, provided that, in each case, such communications and disclosures are consistent with applicable law and provided further that under no circumstance is the Participant authorized to disclose any information covered by the Weatherford Group’s attorney-client privilege or attorney work product or Trade Secrets without prior written consent of the Board or its designee.

Notwithstanding anything herein to the contrary, in the event of the Participant’s breach of any restrictive covenant, including, but not limited to, any non-competition, non-solicitation, confidentiality, and non-disparagement covenants, the Participant has agreed to or is bound by with respect to the Company or any Affiliate, the Award held by the Participant shall be forfeited effective as of the date of such breach in its entirety (whether or not vested), and the Participant shall have no further rights hereunder or thereunder, including, but not limited to, any rights under the Participant’s Award Agreement and any rights to any exercise, vesting or settlement in respect of the Award.

(j) Confidentiality

The Participant shall keep strictly confidential and not disclose to any Person the fact that the Participant has been granted an Award or any terms of the applicable Award Agreement; provided, however, that the Participant may disclose the fact that the Participant has been granted an Award and the terms of the applicable Award Agreement to the Participant’s attorney, accountant, spouse or those employees of the Company or its Affiliates who are or will be involved in administering and implementing the Award.

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(k) Dividends; Rights as Shareholder

Cash dividends on the number of Shares issuable hereunder shall be credited to a dividend book entry account on behalf of the Participant with respect to each Award granted to the Participant; provided that such cash dividends shall not be deemed to be reinvested in Shares and shall be held uninvested and without interest and paid in cash at the same time that the Shares underlying the Award are delivered to the Participant in accordance with the provisions of the Plan and the Award Agreement. Stock dividends on Shares shall be credited to a dividend book entry account on behalf of the Participant with respect to each Award granted to the Participant; provided that such stock dividends shall be paid in Shares at the same time that the Shares underlying Award are delivered to the Participant in accordance with the provisions of the Plan and the Award Agreement. Except as otherwise provided herein, the Participant shall have no rights as a shareholder with respect to any Shares covered by any Award unless and until the Participant has become the holder of record of such Shares.

(l) Legend

The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates, if any, representing Shares issued pursuant to an Award Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to this Agreement in the possession of the Participant in order to carry out the provisions of this Section 10(l).

(m) Securities Representations

Each Award and applicable Award Agreement entered into by the Company with a Participant is in reliance on the following express representations and warranties of the Participant:

(i) Each Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act.

(ii) If the Participant is deemed to be an affiliate within the meaning of Rule 144 of the Securities Act, the Shares issuable under the Award Agreement must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such Shares and the Company is under no obligation to register such Shares (or to file a “re-offer prospectus”).

(iii) If the Participant is deemed to be an affiliate within the meaning of Rule 144 of the Securities Act, the Participant understands that (i) the exemption from registration under Rule 144 will not be available unless (A) a public trading market then exists for the Shares of the Company, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and (ii) any sale of the Shares issuable hereunder may be made only in limited amounts in accordance with the terms and conditions of Rule 144 or any exemption therefrom.

(n) Insider Trading Restrictions/Market Abuse Laws

The Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and, if different, the Participant’s country of residence, which may affect his or her ability to acquire or sell Shares or rights to Shares under the Plan during such times as the Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policies. The Participant is responsible for ensuring his or her compliance with any applicable restrictions and should speak to his or her personal legal advisor on this matter.

(o) Foreign Asset/Account Reporting; Exchange Controls

Depending on the Participant’s country of residence, the Participant may be subject to foreign asset and/or account reporting requirements and/or exchange controls as a result of the vesting and settlement an Award, the acquisition, holding and/or transfer of Shares or cash resulting from participation in the Plan and/or the opening and maintaining of a brokerage or bank account in connection with the Plan. For example, the Participant may be required to report such assets, accounts, account balances and values and/or related transactions to the tax or other authorities in his or her country. The Participant may also be required to repatriate sale proceeds or other funds received pursuant to the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. The Participant is responsible for ensuring compliance with any applicable requirements and should speak to his or her personal legal advisor regarding these requirements.

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(p) Country-Specific Provisions

Awards granted under the Plan and the Shares subject to such Awards shall be subject to any special terms and conditions for the Participant’s country set forth in the Appendix, if applicable. Moreover, if the Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Plan and any Award Agreement.

11.	Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a) Generally

In the event of any increase, decrease or change in the number or characteristic of outstanding Shares (including to the price of the Shares) after the Effective Date by reason of any reorganization, reclassification, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of Shares or other corporate exchange (including for these purposes, any Change in Control), or any distribution to shareholders of Shares other than regular cash dividends, bonus issue, share split or any transaction similar to the foregoing, the Committee shall make such substitution or adjustment, as it deems, in its sole discretion and without liability to any person, to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price or Strike Price, (iii) the number and kind of shares (or other securities or property) subject to outstanding Awards, and/or (iii) any other affected terms of such Awards, including, without limitation, any affected Performance Criteria or Performance Goals. In the event of any change in the outstanding Shares after the Effective Date by reason of any share split (forward or reverse) or any share dividend, all adjustments described in the preceding sentence shall occur automatically in accordance with the ratio of the bonus issue, share split or share dividend, unless otherwise determined by the Committee.

(b) Change in Control

Without limiting the foregoing, except as may otherwise be provided in an Award Agreement, in connection with any Change in Control, the Committee may, in its sole discretion, provide for any one or more of the following:

(i) continuation, substitution or assumption of Awards (or awards of an acquiring company), acceleration of the exercisability of, lapse of restrictions on, or termination of Awards, or a period of time for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event)); and

(ii) subject to any limitations or reductions as may be necessary to comply with Section 409A, cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event pursuant to clause (i) above) the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per Share received or to be received by other shareholders of the Company in such event), including, without limitation, in the case of an outstanding Option or Share Appreciation Right, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or Share Appreciation Right over the aggregate Option Price or Strike Price, of such Option or Share Appreciation Right (it being understood that, in such event, any Option or Share Appreciation Right having a per share Option Price or Strike Price, equal to, or in excess of, the Fair Market Value of a Share subject thereto may be canceled and terminated without any payment or consideration therefor).

Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form or forms of such other consideration as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable Option Price or Strike Price).

(c) Other Requirements

Prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing

Weatherford International plc — 2026 Shareholder Meetings B-15

purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Shares, subject to any limitations or reductions as may be necessary to comply with Section 409A; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

(d) Fractional Shares

Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

(e) Binding Effect

Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 11 shall be conclusive and binding for all purposes.

12.	No Right to Employment or Awards

The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or service of a Participant and shall not lessen or affect the Company’s or Affiliate’s right to terminate the employment or service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

The Participant’s rights shall be limited to those rights that are specifically enumerated under the Plan and in an Award Agreement, and such rights shall be for all purposes, unsecured contractual creditors’ rights against the Company only. The Participant’s right to payments under an Award Agreement shall not constitute nor be treated as property or as a trust fund of any kind. The Participant shall not have any rights as an owner of the Company with respect to any Awards granted to Participant until Shares are issued.

13.	Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

14.	Amendments or Termination

(a) Amendment and Termination of the Plan

The Board may amend, alter, suspend, discontinue, cancel or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval, if at the time of such event, shareholder approval is required under Applicable Law, if (i) it would materially increase the number of securities which may be issued under the Plan or granted to any Participant (except for increases pursuant to Section 11 hereof), (ii) it materially expands the types of Awards available under the Plan or materially expands the class of persons eligible to receive Awards under the Plan, (iii) such approval is necessary to comply with Applicable Law, or (iv) the Committee determines that such approval is otherwise required or advisable to facilitate compliance with Applicable Laws; provided, that, subject to Section 18 of the Plan or unless required or advisable to facilitate compliance with Applicable Laws, as determined in the sole discretion of the Committee, any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

(b) Amendment of Award Agreements

The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s termination of employment or service with the Company); provided, that, subject to Section 18 of the Plan or unless required or advisable to facilitate compliance with Applicable Laws, as determined in the sole discretion of the Committee, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

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(c) No Repricing of Awards

Subject to Section 11 of the Plan, in no event shall the Committee or the Board take any action without approval of the shareholders of the Company that would (i) reduce the Option Price of any Option or Strike Price of any Share Appreciation Right, (ii) result in the cancellation of any outstanding Option or Share Appreciation Right and replacement with a new Option or Share Appreciation Right with a lower Option Price or Strike Price, or with a cash payment or other Award at a time when the Option or Share Appreciation Right has a per Share Option Price or Strike Price, that is higher than the Fair Market Value of a Share on the date of the replacement or (iii) result in any other action that would constitute a “repricing” for purposes of the shareholder approval rules of any stock exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted, in each case, to the extent such shareholder approval is required thereunder.

15.	Choice of Law

The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable United States federal law and the laws of the State of Texas, without regard to any conflict of laws principles, except to the extent that the laws of Ireland mandatorily apply.

16.	Severability

If any provision of the Plan or the application of any provision hereof to any Person or circumstance is held to be illegal, invalid or unenforceable, the remainder of the Plan and the application of such provision to any other Person or circumstance shall not be affected, and the provisions so held to be unenforceable shall be construed and enforced as if the illegal, invalid or unenforceable provisions had never been included herein or reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

17.	Effectiveness and Term of the Plan

The Plan shall be effective on the Effective Date. The Plan shall terminate on the day before the tenth anniversary of the Effective Date and may be terminated on any earlier date pursuant to Section 14 of the Plan. The applicable provisions shall continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

18.	Section 409A

The Plan and all Awards made hereunder shall be interpreted, construed and operated to reflect the intent of the Company that all aspects of the Plan and the Awards shall be interpreted either to be exempt from the provisions of Section 409A or, to the extent subject to Section 409A, comply with Section 409A. To the extent that the Committee determines that any provision of this Plan or any Award granted hereunder would cause a Participant to incur any additional tax or interest under Section 409A, the Committee shall be entitled to reform such provision to attempt to comply with or be exempt from Section 409A through good faith modifications. To the extent that any provision hereof is modified in order to comply with Section 409A, such modification shall be made in good faith and shall, to the maximum extent reasonably possible, maintain the original intent and economic benefit to the Participant and the Company without violating the provisions of Section 409A. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under this Agreement or otherwise which constitutes a “deferral of compensation” within the meaning of Section 409A. The exercisability of an Option shall not be extended to the extent that such extension would subject the Participant to additional taxes under Section 409A. Anything contrary in this Plan notwithstanding, if an Award constitutes an item of deferred compensation subject to Section 409A and becomes payable by reason of a Participant’s termination of Service, it shall not be paid to the Participant unless the Participant’s termination of Service constitutes a “separation from service” (within the meaning of Section 409A and any regulations or other guidance thereunder). In addition, no such payment or distribution shall be made to the Participant prior to the earlier of (a) the expiration of the six month period measured from the date of the Participant’s separation from service or (b) the date of the Participant’s death, if the Participant is deemed at the time of such separation from service to be a “specified employee” (within the meaning of Section 409A) and to the extent such delayed commencement is otherwise required in order to avoid a prohibited distribution under Section 409A. Except as provided in an Award Agreement, all payments which had been delayed pursuant to the immediately preceding sentence shall be paid to the Participant in a lump sum upon expiration of such six month period (or, if earlier, upon the Participant’s death). Each payment in a series of payments made under this Plan and any Awards granted hereunder shall be deemed to be a separate payment for purposes of Section 409A.

Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as

Weatherford International plc — 2026 Shareholder Meetings B-17

permitted under Section 409A, any deferred compensation payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to any member of the Weatherford Group.

Notwithstanding the foregoing, (i) neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional liability, tax or penalty on any Participant or beneficiary under Section 409A of the Code and (ii) neither the Committee (or any member thereof) nor any member of the Weatherford Group (or any employee, director or officer thereof) guarantees that this Plan or any Award granted hereunder complies with, or is exempt from, Section 409A and none of the foregoing shall have any liability with respect to any failure to so comply or to be so exempt.

19.	Clawback/Recoupment Policy

Notwithstanding any other provision of this Plan, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) the Company’s Compensation Clawback Policy and any other clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law. Further, unless otherwise determined by the Committee in good faith in its reasonable discretion, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company. By accepting an Award under the Plan, a Participant shall thereby be deemed to have acknowledged and consented to the Company’s application, implementation and enforcement of any clawback, forfeiture or other similar policy adopted by the Board or the Committee, whether adopted prior to or following the date of grant of the Award, and any provision of applicable law relating to reduction cancellation, forfeiture or recoupment, and to have agreed that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

20.	Tax-Related Items

The Company: (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of an Award; and (ii) does not commit to and is under no obligation to structure the terms of the grant or any aspect of an Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Participant’s employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Except as otherwise expressly in any Award Agreement, to satisfy any withholding obligations of the Company and/or the Participant’s employer with respect to the Tax-Related Items, the Company will withhold Shares otherwise issuable upon vesting of the Award. Alternatively, or in addition thereto, the Company or any Affiliate, as applicable, shall have the authority and the right to deduct or withhold, or to require a Participant to remit to the Company, an amount sufficient to satisfy the obligation for Tax-Related Items with respect to any taxable or tax withholding event concerning a Participant arising as a result of the Participant’s participation in the Plan or to take such other action as may be necessary or appropriate in the opinion of the Company or an Affiliate or to comply with applicable securities laws, as applicable, to satisfy withholding obligations for the payment of Tax-Related Items by one or a combination of the following: (a) withholding from the Participant’s wages or other cash compensation; (b) withholding from the proceeds of sale of Shares underlying an Award, either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf, without need of further authorization; (c) delivery to the Company of previously owned and unencumbered Shares of the Company having a Fair Market Value equal to such Tax-Related Items; or (d) requiring the Participant to tender a cash payment to the Company or an Affiliate in the amount of the Tax-Related Items; provided, however, that if the Participant is a Section 16 officer of the Company under the Exchange Act, the withholding methods described in this Section 20(a) - (d) will only be used if the Committee (as constituted to satisfy Rule 16b-3 of the Exchange Act) determines, in advance of the applicable withholding event, that one of such withholding methods will be used in lieu of withholding Shares.

The Company may withhold for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including maximum applicable rates in the Participant’s jurisdiction(s), in which case the Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

Without limiting the foregoing, the Company shall have no obligation to issue or deliver evidence of title for Shares subject to Awards granted hereunder to any Participant or other Person until the Participant or such other

  B-18 Weatherford International plc — 2026 Shareholder Meetings

Person has made arrangements acceptable to the Committee in its sole discretion to satisfy the obligations for Tax-Related Items with respect to any taxable or tax withholding event concerning the Participant or the Award or such other person arising as a result of an Award.

21.	No Advice Regarding Grant

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or his or her acquisition or sale of the underlying Shares. The Participant should consult with his or her own personal tax, legal and financial advisors regarding the Participant’s participation in the Plan before taking any action related to the Plan.

22.	Compliance with Laws; Government and Other Regulations

The obligation of the Company to make payment of Awards in Shares or otherwise shall be subject to all Applicable Laws, and to such approvals by government agencies, including government agencies in jurisdictions outside of the United States, in each case as may be required or as the Company deems necessary or advisable. No Shares will be issued hereunder if such issuance would constitute a violation of any Applicable Law. Without limiting the foregoing, the Company shall have no obligation to issue or deliver evidence of title for Shares subject to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any Applicable Law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participant. The Company shall be under no obligation to register pursuant to the Securities Act any of the Shares delivered pursuant to the Plan. If the Shares delivered pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such Shares in such manner as it deems advisable to ensure the availability of any such exemption. As a condition to any issuance of Shares subject to Awards, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with Applicable Law and to make any representation or warranty with respect to such compliance as may be requested by the Company. From time to time, the Board and appropriate officers of the Company are authorized to take the actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make Shares available for issuance.

Notwithstanding any provision of the Plan to the contrary, in order to comply with the Applicable Laws in countries other than Ireland or the U.S. in which the Company or any of its Affiliates operates or has Employees or Consultants, the Committee, in its sole discretion, shall have the power and authority to (i) determine which Affiliates shall be covered by the Plan; (ii) determine which Persons employed outside the United States are eligible to participate in the Plan; (iii) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside or provide service outside Ireland or the United States; (iv) establish sub-plans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable for legal or administrative reasons - any subplans and modifications to Plan terms and procedures established under this Section 22 by the Committee shall be attached to the Plan document as appendices; and (v) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals; provided, that the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute.

23.	No Shareholders Rights

Except as otherwise expressly provided herein or in any Award Agreement, a Participant shall have none of the rights of a shareholder by virtue of holding or receiving an Award, including no right ~~`~~to vote or receive dividends, until the Participant or its nominee/broker becomes the record owner of such Shares, notwithstanding the exercise of an Option or Share Appreciation Right or lapse of restrictions with respect to vesting of any Award.

24.	Unfunded Plan

The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

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25.	Other Compensation Arrangements

Nothing contained in this Plan or in any Award Agreement shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

26.	Relationship to Other Benefits

No payment under the Plan or any Award Agreement shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan or arrangement or related agreement of the Company, except as otherwise specifically provided in such other plan or arrangement or related agreement.

27.	Other Agreements

The Committee may require, as a condition to the Participant’s participation in the Plan and/or to the grant of and/or the receipt of Shares under an Award, that the Participant execute lock-up, shareholder or other agreements or undertakings, as it may determine in its sole and absolute discretion.

28.	Notices

All notices required or permitted under the Plan and any Award Agreement must be in writing and personally delivered or sent by certified mail, return receipt requested, or by international courier, and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel. Any person entitled to notice hereunder may waive such notice in writing.

29.	Electronic Delivery and Participation

The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. By receipt of an Award, the Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

30.	Transfer of Personal Data

A Participant shall be deemed to have authorized, agreed and consented to the transmission by the Company (or any Subsidiary) of any personal data information related to an Award for legitimate business purposes (including, without limitation, the administration of the Plan).

31.	Counterparts; Further Assurances

Award Agreements and any other document or agreement required under the Plan may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. Counterpart signature pages transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), using electronic signature technology (including, without limitation, DocuSign and AdobeSign) or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature. Each party to an Award Agreement and any other agreement shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of such agreement and the Plan and the consummation of the transactions contemplated thereunder.

32.	Expenses; Gender; Titles and Headings

The expenses of administering the Plan shall be borne by the Weatherford Group. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

* * *

As adopted by the Board of Directors of the Company ~~on March 7, 2025~~ and effective as of June 11, 2026~~5~~ upon approval by the Company’s shareholders.

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ANNEX C – SCHEME OF ARRANGEMENT

2026 No.H.COS.2026.0000101 COS

THE HIGH COURT

IN THE MATTER OF

WEATHERFORD INTERNATIONAL PLC

AND IN THE MATTER OF THE COMPANIES ACT 2014

SCHEME OF ARRANGEMENT

(UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014)

BETWEEN

WEATHERFORD INTERNATIONAL PLC

AND

THE HOLDERS OF THE SCHEME SHARES (AS HEREINAFTER DEFINED)

PRELIMINARY

A.	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Annual General Meeting” or “AGM”, the annual general meeting of Weatherford-Ireland (and any adjournment thereof) to be held in connection with this Scheme on June 11, 2026 at 2:10 p.m. (Irish Time) / 8.10 a.m. (Central Time) or as soon as possible after the preceding Court Meeting has concluded (it being understood that if the Court Meeting is adjourned, the AGM shall be correspondingly adjourned);

“Board”, the board of directors of Weatherford-Ireland;

“Business Day”, any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of Texas are authorized or required by applicable law to be closed;

“Cancellation Record Time”, 11:59 p.m. (Irish Time) / 6:59 p.m. (Eastern Time) on the day immediately prior to the date of the Court Order;

“Cancellation Shares”, any Weatherford-Ireland Shares in issue immediately prior to the Cancellation Record Time, but excluding the Designated Shares and the Treasury Shares;

“Capital Reduction”, the reduction of the share capital of Weatherford-Ireland by the cancellation of the Cancellation Shares to be effected as part of this Scheme under sections 84 to 86 of the Companies Act, as referred to in Clause 1.1 of this Scheme;

“Circular” or “Proxy Statement”, the proxy statement dated April 21, 2026 sent by Weatherford-Ireland to Weatherford-Ireland shareholders, to which this Scheme has been annexed and forms a part thereof;

“Companies Act”, the Companies Act 2014, all enactments, orders, statutory instruments and regulations which are to be read as one with, or construed or read together as one with, the Companies Act 2014, and every statutory modification and reenactment thereof for the time being in force;

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“Company” or “Weatherford-Ireland”, Weatherford International plc, having a registered address at 70 Sir John Rogerson’s Quay, Grand Canal Dock, Dublin 2, D02 R296, Ireland, and registered with company no. 540406;

“Conditional AGM Resolutions”, together, the resolutions to be proposed at the AGM to approve the Scheme Implementation Proposal, the Capital Reduction Proposal, the Weatherford-US Allotment Proposal, the Scheme Allotment and Application of Reserves Proposal and the Articles Amendment Proposal (each as defined in the Circular);

“Consideration Shares” or “Scheme Consideration”, the Weatherford-US Shares proposed to be issued and credited as fully paid-up and delivered to Scheme Shareholders as consideration pursuant to this Scheme;

“Court Meeting”, the meeting of Weatherford-Ireland shareholders (and any adjournment thereof) convened by order of the Irish High Court pursuant to section 450(3) of the Companies Act to consider and, if thought fit, approve this Scheme (with or without amendment);

“Court Order”, the order or orders of the Irish High Court sanctioning this Scheme under section 453(2)(c) of the Companies Act and confirming the reduction of share capital which forms a part of it under sections 84 to 86 of the Companies Act;

“Designated Shares”, means the one or more Weatherford-Ireland Shares which are held, from time to time, by Weatherford-US and/or, if applicable, any nominee(s) of Weatherford-US, prior to the Effective Date;

“Effective Date”, the date on which this Scheme becomes effective in accordance with its terms;

“Effective Time”, the time on the Effective Date at which an office copy of the Court Order and a copy of the minute required by section 86 of the Companies Act in respect of the Capital Reduction is delivered to, and is registered by, the Registrar;

“Forms of Proxy”, the form of proxy for the Court Meeting and the form of proxy for the AGM, as the context may require;

“Holder”, in relation to any Weatherford-Ireland Share, the Member whose name is entered in the Register of Members as the holder of such share, or, where the context so permits, the Members whose names are entered in the Register of Members as the joint holders of such share, and includes a Member’s personal representative(s) in consequence of his or her death or bankruptcy;

“Irish High Court” or “Court”, the High Court of Ireland;

“Members”, members of Weatherford-Ireland, whose names are on its Register of Members at any relevant date;

“New Weatherford-Ireland Shares”, the Weatherford-Ireland Shares to be allotted and issued credited as fully paid-up to Weatherford-US as part of this Scheme;

“Register of Members”, Weatherford-Ireland’s register of members kept and maintained pursuant to section 169 of the Companies Act;

“Registrar”, the Registrar of Companies in Dublin, Ireland;

“Restricted Jurisdiction”, any jurisdiction outside of Ireland or the United States in relation to which Weatherford-Ireland or Weatherford-US is advised that the release, publication or distribution of the Circular or the related Forms of Proxy or the allotment and issue of the Consideration Shares, would or might infringe the laws of that jurisdiction, Ireland or the United States or would or might require compliance with any governmental or other consent or any registration, filing or other formality that Weatherford-Ireland or Weatherford-US is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder”, a Weatherford-Ireland Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organization, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Weatherford-Ireland Shareholder whom Weatherford-Ireland believes to be in, or resident in, a Restricted Jurisdiction;

“Sanction Hearing”, the hearing by the Irish High Court of the application to sanction the Scheme under section 453(2)(c) of the Companies Act and to confirm the Capital Reduction;

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  C-2 Weatherford International plc — 2026 Shareholder Meetings

“Scheme” or “Scheme of Arrangement”, this proposed scheme of arrangement under Chapter 1 of Part 9 of the Companies Act and the related Capital Reduction with or subject to any modifications, additions or conditions approved or imposed by the Irish High Court and agreed to by Weatherford-Ireland and Weatherford-US;

“Scheme Record Time”, 11:59 p.m. (Irish Time) / 6:59 p.m. (Eastern Time) on the day before the Effective Date;

“Scheme Shareholder”, a Holder of Scheme Shares;

“Scheme Shares”, the Cancellation Shares;

“subsidiary”, has the meaning given to that term in section 7 of the Companies Act;

“Treasury Shares”, any Weatherford-Ireland Shares held by Weatherford-Ireland and/or any of its subsidiaries;

“US” or “United States”, the United States, its territories and possessions, any State of the United States and the District of Columbia, and all other areas subject to its jurisdiction;

“Voting Record Time”, 11:59 p.m. (Irish Time) / 6:59 p.m. (Eastern Time) on April 9, 2026;

“Weatherford-Ireland Group”, Weatherford-Ireland and its subsidiaries;

“Weatherford-Ireland Shares”, ordinary shares of $0.001 each (nominal value) in the capital of Weatherford-Ireland;

“Weatherford-Ireland shareholders” or “Shareholders”, Holders of Weatherford-Ireland Shares;

“Weatherford-US”, Weatherford International Corp, a corporation incorporated in the State of Texas;

“Weatherford-US Shares”, the common stock of Weatherford-US, par value $0.001 per share; and

“$”, United States dollars, the lawful currency of the United States of America.

B.

In this Scheme, unless inconsistent with the subject or context, references to “Clauses” are to clauses of this Scheme, references to the singular include the plural, references to legislation are to that legislation as amended, varied or re-enacted from time to time and, in the case of statutes, to any statutory instruments enacted and any rules, regulations orders or directions made thereunder.

C.

The authorized share capital of Weatherford-Ireland at the date of this Scheme is $1,356,000 divided into 1,356,000,000 ordinary shares of $0.001 each. As at April 9, 2026, 71,933,662 Weatherford-Ireland Shares have been issued and are credited as fully paid-up and the remainder are unissued, and no such shares are held in treasury.

D.	Weatherford-US was incorporated in the State of Texas on March 20, 2026 as a corporation.

E.

Weatherford-US will rely upon the Irish High Court’s sanctioning of this Scheme for the purpose of qualifying for the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof with respect to the Consideration Shares to be issued and delivered pursuant to this Scheme.

F.

Weatherford-US has agreed to appear by counsel at the Sanction Hearing and to submit to be bound by and undertake to the Irish High Court to be bound by this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by it or on its behalf for the purpose of giving effect to this Scheme.

THE SCHEME

1.	Cancellation of the Cancellation Shares and Allotment and Issue of the New Weatherford-Ireland Shares

1.1

Pursuant to sections 84 to 86 and Chapter 1 of Part 9 of the Companies Act and Article 48 of the articles of association of Weatherford-Ireland, at the Effective Time, the issued share capital of Weatherford-Ireland shall be reduced by cancelling and extinguishing all of the Cancellation Shares without thereby reducing the authorized share capital of Weatherford-Ireland. As a result of the cancellation of the Cancellation Shares, the reserves of Weatherford-Ireland will be increased accordingly.

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1.2	At the Effective Time and contingent upon the Capital Reduction taking effect:

1.2.1

the issued share capital of Weatherford-Ireland shall be increased to its former amount by the allotment and issue to Weatherford-US of such number of New Weatherford-Ireland Shares as shall be equal to the number of Cancellation Shares, with each such New Weatherford-Ireland Share having the same rights as the Cancellation Shares so cancelled; and

1.2.2

the reserve credit arising in the books of account of Weatherford-Ireland as a result of the said Capital Reduction shall be capitalized and applied in paying-up in full to their nominal value the New Weatherford-Ireland Shares allotted pursuant to Clause 1.2.1, which shall be allotted and issued credited as fully paid-up to Weatherford-US.

1.3

The New Weatherford-Ireland Shares allotted and issued to Weatherford-US pursuant to Clause 1.2 shall be credited as fully paid-up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

2.	Scheme Consideration

2.1

As consideration for the cancellation of the Cancellation Shares as provided for in Clause 1.1 and the allotment and issue of the New Weatherford-Ireland Shares as provided for in Clause 1.2, Weatherford-US shall issue and deliver, or procure delivery, to each Scheme Shareholder (as appearing on the Register of Members at the Scheme Record Time) one Consideration Share for each Scheme Share of which that Scheme Shareholder was the Holder.

2.2	The Consideration Shares shall:

2.2.1	be issued to each Scheme Shareholder credited as fully paid-up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever; and

2.2.2

rank equally in all respects with existing or to be issued Weatherford-US Shares (if any) and shall be entitled to receive any dividends or other distributions declared, made or paid by Weatherford-US in respect of Weatherford-US Shares with a record date on or after the date of their issue.

2.3

Any dividends or other distributions payable with respect to a record date before the Effective Date in respect of any Scheme Shares shall accrue to the benefit of the relevant Scheme Shareholders by reference to the record date for such dividend or distribution.

2.4

None of Weatherford-US, Weatherford-Ireland shall be liable to any Scheme Shareholder for any cash payment, dividends or distributions with respect to Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.

3.	Settlement of Scheme Consideration

3.1	All Consideration Shares issued pursuant to Clause 2 shall be issued at the Effective Time.

3.2	Weatherford-US will appoint its transfer agent to effect the technical implementation of the settlement of the Scheme Consideration.

4. Overseas	Shareholders

4.1.

The provisions of Clauses 2 and 3 shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, Weatherford-Ireland may in its sole discretion determine that the Consideration Shares will not be issued and delivered to Restricted Overseas Shareholders in, or resident in, any Restricted Jurisdiction, in which case Weatherford-US shall issue such Consideration Shares to a nominee appointed by Weatherford-US as trustee for the Restricted Overseas Shareholders in, or resident in, that Restricted Jurisdiction on terms that those Consideration Shares will, as soon as practicable following the Effective Time, be sold on behalf of such Restricted Overseas Shareholders and the net proceeds of such sale (after deduction of all expenses, taxes and commissions payable thereon) shall be paid to such Restricted Overseas Shareholders by such means as Weatherford-US may determine except where any such payment would or might, itself, infringe the laws of the Restricted Jurisdiction, Ireland or the United States, in which case Weatherford-US shall retain such net proceeds and account to such Restricted Overseas Shareholders therefor only where the Restricted Overseas Shareholders concerned demonstrate to Weatherford-US’ satisfaction that no such infringement would occur. None of Weatherford-Ireland, Weatherford-US nor any broker or agent of either of them shall have any liability to any

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Restricted Overseas Shareholders nor to any other person for or in connection with any loss arising as a result of the timing or terms of such sale nor any failure to issue or otherwise make Consideration Shares or the proceeds of sale thereof available to such Restricted Overseas Shareholders.

4.2

Notwithstanding the provisions of Clause 4.1, Weatherford-Ireland retains the right to permit the release, publication or distribution of the Circular or the Forms of Proxy to any Restricted Overseas Shareholder who satisfies Weatherford-Ireland (in its sole discretion) that doing so will not infringe the laws of or with respect to the relevant Restricted Jurisdiction nor require compliance with any governmental or other consent or any registration, filing or other formality that Weatherford-Ireland or Weatherford-US is unable to comply with or regards as unduly onerous to comply with.

5. The	Effective Time

5.1.

This Scheme shall become effective at such time as an office copy of the Court Order and a copy of the minute required by section 86 of the Companies Act in respect of the Capital Reduction is delivered to, and registered by, the Registrar.

5.2.

Unless this Scheme shall become effective on or before March 31, 2027 or such later date as Weatherford-Ireland, with the consent of the Irish High Court may determine, the Scheme shall not proceed and all undertakings given to the Irish High Court in respect of the Scheme shall be deemed to have lapsed with immediate effect.

5.3.	The implementation of this Scheme is conditional upon:

5.3.1.

the Scheme having been approved at the Court Meeting by a majority in number of Weatherford-Ireland shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Court Meeting), representing at least 75% in value of the Weatherford-Ireland Shares held by all Weatherford-Ireland shareholders so present and voting (in person or by proxy);

5.3.2.	the Conditional AGM Resolutions having been approved by the requisite majorities of Weatherford-Ireland shareholders at the AGM;

5.3.3.	the Scheme having been sanctioned by the Irish High Court (with or without amendment) under section 453(2)(c) of the Companies Act and the Irish High Court having confirmed the Capital Reduction;

5.3.4

an office copy of the Court Order and a copy of the minute required by section 86 of the Companies Act in respect of the Capital Reduction having been delivered to, and registered by, the Registrar; and

5.3.5

all shares held by Weatherford Bermuda Holdings Ltd. in Weatherford-US having been surrendered, cancelled and extinguished on, or with effect from, the Effective Time, with such cancellation and extinguishment to take effect immediately prior to the cancellation of the Cancellation Shares as provided for in Clause 1.1, and no other member of the Weatherford-Ireland Group holding any shares in Weatherford-US at the Effective Time.

5.4

In addition, the Board will not request that the Irish High Court make a final order sanctioning the Scheme of Arrangement, unless, at the relevant time, the following conditions have been satisfied or (to the extent permitted) waived:

5.4.1	a definitive version of the Proxy Statement having been filed with the U.S. Securities and Exchange Commission;

5.4.2	the Consideration Shares to be issued pursuant to the Scheme having been authorized for listing on Nasdaq;

5.4.3	there being no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions;

5.4.4

all filings, notifications or applications required to be made in connection with the Scheme under applicable laws having been made in accordance with such laws and all statutory regulatory or governmental consents, licenses, confirmations, clearances, permissions and/or approvals that are necessary, desirable or appropriate in connection with the Scheme under applicable laws in Ireland, the United States and various countries in which the Weatherford-Ireland Group does business, having been obtained on terms acceptable to Weatherford-Ireland.

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5.5.

Notwithstanding the foregoing provisions of this Clause 5, Weatherford-Ireland and Weatherford-US may determine in their absolute discretion not to take the necessary actions to seek sanction of this Scheme.

6. Modification

Weatherford-Ireland and Weatherford-US may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme that the Irish High Court may approve or impose.

7. Costs

Weatherford-Ireland is authorized and permitted to pay all of its costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.

8. Governing	Law

This Scheme shall be governed by, and construed in accordance with, the laws of Ireland and Weatherford-Ireland and the Scheme Shareholders hereby agree that the Irish High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto and the sanction thereof.

Dated this April 21, 2026.

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ANNEX D – FORM OF RESTATED CERTIFICATE OF FORMATION OF WEATHERFORD-US

RESTATED CERTIFICATE OF FORMATION

OF

WEATHERFORD INTERNATIONAL CORP

ARTICLE I

1.1   Entity Name and Type. The name of the corporation is Weatherford International Corp (the “Corporation”). The Corporation is a for-profit corporation.

ARTICLE II

2.1   Registered Agent and Registered Office. The address of the initial registered office of the Corporation in the State of Texas is 1999 Bryan Street, Suite 900, Dallas, Texas 75201. The name of the Corporation’s initial registered agent at such address is CT Corporation System.

ARTICLE III

3.1   Purpose. The purpose of the Corporation is to engage in any lawful act or activity or other lawful purpose for which corporations may be organized under the TBOC.

ARTICLE IV

4.1   Capital Stock.

(a)   The total number of shares of capital stock that the Corporation shall have the authority to issue is 1,356,000,000, consisting of 1,346,000,000 shares of Common Stock, par value of $0.001 per share (the “Common Stock”) and 10,000,000 shares of Preferred Stock, par value of $0.001 per share (the “Preferred Stock”).

(b)   Subject to the terms of any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the shares of stock of the Corporation entitled to vote on that matter, voting together as a single class and, except as may be required by the TBOC, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased.

4.2   Common Stock. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or the Certificate of Formation, and subject to the terms of any series of Preferred Stock, at any annual or special meeting of the shareholders, the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to the Certificate of Formation that relates solely to one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Formation or pursuant to the TBOC.

4.3   Preferred Stock. The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board (authority to do so

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being hereby expressly vested in the Board). The Board is authorized to fix by resolution or resolutions and to set forth in a Certificate of Designation filed pursuant to the TBOC, the designations, preferences, limitations and relative rights of any series of Preferred Stock, and the Board may fix and set forth with respect to any series of Preferred Stock any terms whatsoever permitted by applicable law, including: (a) any powers, rights (including voting, participation, optional, dividend, conversion, exchange or any other rights), terms and rights of redemption (including sinking fund provisions), redemption prices and timing, dividend rates or terms (including cumulative or noncumulative terms or including modes of payment, such as cash, securities or property), liquidation preferences or required returns; and (b) any qualifications, limitations or restrictions, including any affirmative or negative covenants or any restrictions on indebtedness, issuance of additional stock, payment of dividends or distributions, purchase or redemption of stock or other restrictions. The Board is authorized to fix the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board is authorized to increase or decrease the number of shares in any series of Preferred Stock as and to the extent permitted by the TBOC.

4.4   Certain Voting and Other Capital Stock Matters.

(a)   To the maximum extent permitted by the TBOC (including with respect to any Fundamental Action or Fundamental Business Transaction), with respect to a matter for which the affirmative vote of the holders of a specified portion of:

(i)   the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on that matter shall be required (and no higher threshold shall be applicable) for Action on such matter; and

(ii)   the shares of a class or series is required by the TBOC: (A) the affirmative vote of the holders of a majority of the shares of that class or series is required (and no higher threshold shall be applicable) for Action of the holders of shares of that class or series on that matter; and (B) all classes or series of stock shall only be entitled to vote as a single class or series, and separate voting by class or series is not required, for the purpose of Action on any such matter.

(b)   When voting as a single class or series, no class or series of shares that does not have voting rights shall have any right to participate in such vote.

(c)   Except as expressly otherwise set forth in the Certificate of Formation (including Section 4.4(a)), the required vote of shareholders for any Action shall be subject to and as set forth in the Bylaws (including any alternative or other voting thresholds, requirements, procedures or related or other items set forth therein).

(d)   The provisions of Section 4.4(a) are subject in all respects to (i) voting rights, if any, of the holders of Preferred Stock and (ii) the provisions of Article IX.

(e)   To the extent permitted by applicable law, the voting, dividend, liquidation and other rights, powers and preferences of the holders of Common Stock are subject to, and qualified by, the terms of any series of Preferred Stock.

(f)   Subject to the terms of any series of Preferred Stock:

(i)   the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (including those payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share in such dividends and distributions ratably in proportion to the number of shares of Common Stock held by them; and

(ii)   in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the

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Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

ARTICLE V

5.1   Directors; General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board.

5.2   Number of Directors; Election; Term.

(a)   Subject to the terms of any series of Preferred Stock with respect to the election of directors: (i) the number of directors that constitutes the entire Board shall be fixed solely by the Board in the manner provided in the Bylaws; (ii) the directors shall be elected in the manner provided in the Bylaws; and (iii) each director shall serve for a term as provided in the Bylaws.

(b)   Elections of directors need not be by written ballot unless the Bylaws shall so provide.

(c)   Subject to the terms of any series of Preferred Stock: (i) any director elected or appointed by a class or series of shareholders that is entitled to elect or appoint such director may be removed by the shareholders of that class or series at any time in such manner as shall be provided in the Bylaws, the Certificate of Formation or the TBOC; and (ii) vacancies may be filled in the manner provided in the Bylaws or the Certificate of Formation.

ARTICLE VI

6.1   Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the TBOC, the Board is expressly authorized to adopt, alter, amend or repeal the Bylaws or adopt new bylaws.

ARTICLE VII

7.1   Action by Written Consent of Shareholders. Any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders may only be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of shares entitled to vote on such action. Any such action taken by written consent shall be promptly delivered to the Corporation at its principal office.

7.2   Special Meetings. Subject to the terms of any series of Preferred Stock, special meetings of shareholders may be called only by: (a) the Board pursuant to a resolution adopted by a majority of the total number of directors then in office; (b) the chairperson of the Board; (c) the chief executive officer; (d) the president; (e) any other person authorized to call a special meeting by the Bylaws; or (f) in the manner and with such notice and following such procedures as are provided in the Bylaws, by the holders of not less than 25% of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting. The Board may postpone, adjourn or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders or as may otherwise be permitted by the Bylaws.

7.3   Advance Notice. Advance notice of shareholder nominations for the election of directors, shareholder proposals and of any other business to be brought by shareholders before any meeting of the shareholders shall be given in the manner provided in the Bylaws.

ARTICLE VIII

8.1   Limitation of Personal Liability. To the fullest extent permitted by the TBOC, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for

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breach of fiduciary duty as a director or officer. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended. Any repeal or amendment of this Section 8.1 by the shareholders or by changes in law, or the adoption of any other provision of the Certificate of Formation inconsistent with this Section 8.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

8.2   Indemnification. To the fullest extent permitted by the TBOC, the Corporation is authorized to provide indemnification of (and advancement of expenses to) its current and former directors, officers, employees and agents of the Corporation (and any other persons to which the TBOC permits the Corporation to provide indemnification, including any persons serving as a director or officer of, or in any other capacity with, another entity, trust, venture, enterprise, benefit plan or person) through the Certificate of Formation, Bylaws, agreements with such persons, the vote of shareholders or disinterested directors or otherwise.

ARTICLE IX

9.1   Amendment of Certificate of Formation. The Corporation reserves the right to add, alter, amend or delete any provision contained in the Certificate of Formation (including any provisions of Preferred Stock), in the manner now or hereafter prescribed by the Certificate of Formation and the TBOC; and all rights, preferences and privileges herein conferred upon shareholders by and pursuant to the Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX.

ARTICLE X

10.1   Other Provisions.

(a)   The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC.

(b)   To the fullest extent permitted by the TBOC, during any time that the Corporation has a class of capital stock listed on a national securities exchange (as defined in Section 1.002 of the TBOC) or has elected to be governed by Section 21.419 of the TBOC and has 500 or more shareholders, no shareholder (as defined in Section 21.551(2) of the TBOC) of the Corporation may institute or maintain a derivative proceeding in the right of the Corporation unless such shareholder, at the time the derivative proceeding is instituted, holds at least 3% of the outstanding shares of the Corporation.

(c)   The Corporation elects not to be governed by Subchapter M of Chapter 21 of the TBOC, including Section 21.606 thereof.

(d)   Any provision that may be addressed in the Corporation’s governing documents, as that term is used in the TBOC, shall be deemed to be included in the Corporation’s governing documents if it is addressed in either the Certificate of Formation or the Bylaws or any other document that falls within the TBOC’s definition of governing documents.

(e)   As used herein, the following terms shall have the following meanings or usage:

(i)   “Action” means shareholder action on a matter or to approve, authorize, adopt, or to otherwise cause the Corporation to take, affirm or ratify the Corporation’s taking of any action;

(ii)   “Board” means the Board of Directors of the Corporation;

(iii)   “Bylaws” means the bylaws of the Corporation, as amended from time to time;

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(iv)   “Certificate of Designation” means a statement of resolution of the Corporation within the meaning of the TBOC;

(v)   “Certificate of Formation” means the certificate of formation of the Corporation, as amended from time to time, including the terms of any Certificate of Designation;

(vi)   “Fundamental Action” and “Fundamental Business Transaction” have the meanings set forth in the TBOC;

(vii)   “including” means, including without limitation, and “or” shall be non-exclusive;

(viii)   “Section”, without other qualification, shall refer to a Section of the Certificate of Formation; and

(ix)   “TBOC” means the Business Organizations Code of the State of Texas, and references to the TBOC and sections thereof refer to the TBOC and such sections as they may be subsequently amended or to any successor statute or statutory provision.

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officer as of      , 202 .

By:
Name:
Title:

[Signature Page to Restated Certificate of Formation]

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ANNEX E – FORM OF AMENDED AND RESTATED BYLAWS OF WEATHERFORD-US

AMENDED AND RESTATED BYLAWS

OF

WEATHERFORD INTERNATIONAL CORP

Weatherford International plc — 2026 Shareholder Meetings E-1

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Weatherford International plc — 2026 Shareholder Meetings E-3

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AMENDED AND RESTATED BYLAWS

OF

WEATHERFORD INTERNATIONAL CORP

ARTICLE I — CORPORATE OFFICES

1.1    Registered Office

The registered office of Weatherford International Corp (the “Corporation”) and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation with the office of the Secretary of State of the State of Texas.

1.2    Other Offices

The Corporation may have a principal executive office or other offices, within or outside the State of Texas, at such place or places as the Corporation may from time to time determine or establish.

ARTICLE II — MEETINGS OF SHAREHOLDERS

2.1    Place of Meetings

Meetings of shareholders shall be held at any place, within or outside the State of Texas, designated by the Board of Directors of the Corporation (the “Board”) or alternatively by the chief executive officer or president. The Board, or alternatively the chief executive officer or president, may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 6.002(a) of the Business Organizations Code of the State of Texas (the “TBOC”). In the absence of any such designation or determination, shareholders’ meetings shall be held at the Corporation’s principal executive office.

2.2    Annual Meeting

The annual meeting of shareholders shall be held on and at such date, time and place (if any, due to a remote meeting), within or outside the State of Texas as shall be designated from time to time by the Board (or alternatively by the chief executive officer or president) and stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3    Special Meeting

(a)   Subject to the terms of any series of Preferred Stock, a special meeting of the shareholders may be called at any time only by (i) the Board pursuant to a resolution adopted by a majority of the total number of directors then in office, (ii) the chairperson of the Board, (iii) the chief executive officer, (iv) the president, (v) any other person authorized to call a special meeting by the certificate of formation or (vi) the holders of not less than 25% of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting (the “Requisite Percentage”) with such call being effectuated by the secretary upon a timely request in proper written form of the shareholders of record as of the Requested Record Date (as defined below), which request shall comply with this Section 2.3. Only business within the proper purpose or purposes described in the notice required by these bylaws may be conducted at a special meeting of the shareholders. A special meeting of the shareholders may not be called by any other person or persons.

(b)   Notwithstanding anything in the TBOC, the Board may cancel (to the extent permitted by the TBOC), adjourn, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.

(c)    The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of shareholders as shall have been properly

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brought before the meeting. Nothing contained in this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board may be held.

(d)   No shareholder may request that the secretary effectuate a call of a special meeting of the shareholders pursuant to Section 2.3(a)(vi) unless a shareholder of record of shares of capital stock of the Corporation making such request (a “Record Date Requesting Person”) has first submitted a request in writing that the Board fix a record date for the purpose of determining the shareholders entitled to request that the secretary call such special meeting (a “Requested Record Date”). Such written request shall include as to the Record Date Requesting Person, each Shareholder Associated Person (as defined below) of the Record Date Requesting Person, and the business desired to be brought before the special meeting, the information that would be set forth in a notice provided under Section 2.4 of these bylaws as if such business were to be considered at an annual meeting of shareholders, except substituting “Record Date Requesting Person” in all places where “shareholder” appears in Section 2.4, as applicable. The Record Date Requesting Person must be making such request on behalf of and with authority to act for all shareholders that are requesting the meeting (and shall produce evidence thereof upon the secretary’s request). In fixing a date and time for any special meeting requested by shareholders, the Board may consider such factors as it deems relevant, including without limitation, the nature of the matters to be considered, the facts and circumstances related to any request for a meeting, and any plan of the Board to call an annual meeting or special meeting.

(e)   Within 10 business days after the secretary receives a request to fix a Requested Record Date in proper form and otherwise in compliance with this Section 2.3 from a Record Date Requesting Person, the Board shall adopt a resolution fixing a Requested Record Date for the purpose of determining the shareholders entitled to request that the secretary call a special meeting, which date shall not precede the date upon which the resolution fixing the Requested Record Date is adopted by the Board. Notwithstanding anything in this Section 2.3 to the contrary, no Requested Record Date shall be fixed if the Board determines that the request or requests that would otherwise be submitted following such Requested Record Date could not comply with the requirements set forth in this Section 2.3.

(f)   To be timely for purposes of clause (vi) of Section 2.3(a), the request to call a special meeting must be delivered to the secretary at the principal executive office of the Corporation not later than the 60th day following the Requested Record Date. To be in proper written form, a request to call a special meeting (a “Special Meeting Request”, which shall mean such a request in proper form) from a shareholder or shareholders holding the Requisite Percentage (together with any shareholder on whose behalf such request was made, a “Requesting Shareholder”) must be signed and dated by each such shareholder requesting the meeting, or a duly authorized agent of such Requesting Shareholder, and shall include, (i) a brief description of the business desired to be brought before the special meeting (including the matters proposed to be acted on at the special meeting and the text of any resolutions to be approved thereat), and (ii) unless such person is a Solicited Shareholder (as defined below), as to (A) each Requesting Shareholder, (B) each Shareholder Associated Person and (C) the business or nomination desired to be brought before the special meeting, the information that would be set forth in a notice provided under Section 2.4 at an annual meeting of shareholders. Each Requesting Shareholder (except for any Solicited Shareholder) shall comply with the obligations set forth in Section 2.4 with respect to the Special Meeting Request. For purposes of these bylaws, a “Solicited Shareholder” shall mean a shareholder that has provided a request to call a special meeting only in response to a solicitation made pursuant to, and in accordance with, the Exchange Act (as defined below).

(g)   Special meetings of shareholders shall be held on and at such date, time and place, if any, as determined by the Board; provided, however, that within 14 days following the date on which the secretary has received a proper Special Meeting Request, the Board shall fix the record date and meeting date, time and place, if any, for the special meeting of shareholders; provided, further, that the date of any such special meeting shall be not more than 120 days after the Special Meeting Request is received by the secretary of the Corporation. Subject to the foregoing provisions of this Section 2.3, the record date for the special meeting of shareholders shall be fixed in accordance with Section 2.11 below, and the secretary shall provide notice of the special meeting of shareholders in accordance with Section 2.5 and Article VII below.

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(h)   Notwithstanding the foregoing provisions of this Section 2.3, a special meeting requested by shareholders shall not be called or held if:

(1)   the Special Meeting Request does not comply with this Section 2.3 and, to the extent applicable, Section 2.4, or

(2)   the request relates to an item of business that is not a proper subject for shareholder action under law or the governing documents of the Corporation, was made in a manner that involved a violation of law, or otherwise does not comply with law.

(i)   No business shall be presented by a shareholder at a special meeting of shareholders except business described in the Special Meeting Request; provided, however, that nothing herein shall prohibit the Board from submitting additional matters to shareholders at any special meeting. If the chairperson of a special meeting determines that business was not properly brought before the special meeting in accordance with these bylaws, the chairperson of the meeting shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(j)   In determining whether a special meeting of shareholders has been requested by the shareholders of record of the Requisite Percentage, multiple Special Meeting Requests delivered to the secretary will be considered together only if (i) each such request identifies substantially the same business to be brought before the special meeting (as determined in good faith by the Board or secretary), and (ii) such requests have been dated and delivered to the secretary within 60 days prior to the Requested Record Date.

(k)   Any shareholder may revoke a request for a special meeting at any time prior to the special meeting of shareholders by written revocation delivered to and received by the secretary at the principal executive office of the Corporation. If, at any time after receipt by the secretary of a proper request for a special meeting of shareholders, there are no longer valid requests from shareholders holding in the aggregate at least the Requisite Percentage, whether because of revoked requests, transfers of capital stock or otherwise, the Board or the secretary, in either of their discretion, may cancel the special meeting.

(l)   Any written notice, update or other information required to be delivered by a shareholder to the Corporation pursuant to this Section 2.3 must be delivered by personal delivery, by overnight courier or by registered or certified mail, postage prepaid, to the secretary at the Corporation’s principal executive office and shall be deemed not to have been delivered unless so given.

(m)   Only such business shall be conducted at a special meeting of shareholders as shall have been properly brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto).

2.4    Advance Notice Procedures

The Corporation elects to be governed by Section 21.373 of the TBOC, including the limits and requirements thereof.

(a)    Advance Notice of Shareholder Business

(1)   At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting and to the fullest extent permitted by applicable law, business must be brought: (A) pursuant to the Corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the Board, or (C) by a shareholder of the Corporation who (i) is a shareholder of record at the time of the giving of the notice required by this Section 2.4(a) and on the record date for the determination of shareholders entitled to vote at the annual meeting, (ii) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(a) and (iii) meets the requirements of Section 21.373 of the TBOC, including the requirement that to submit a proposal on a matter to the shareholders for approval at a meeting of shareholders, a shareholder or group of shareholders must (in addition to the other requirements of the governing documents) hold an amount of voting shares (as defined in Section 21.373

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of the TBOC) of the Corporation, determined as of the date of submission of the proposal, equal to at least: (x) $1,000,000 in market value or 3% of the Corporation’s voting shares (as defined above); (y) hold the shares described by clause (x) for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting and (z) solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal (provided, however, that the foregoing clauses (x) through (z) do not apply to director nominations and procedural resolutions that are ancillary to the conduct of the meeting to the extent provided for by the TBOC). In addition, for business to be properly brought before an annual meeting by a shareholder and to the fullest extent permitted by applicable law, (1) such business must be a proper matter for shareholder action pursuant to law and subject to each governing document, and (2) clause (C) above shall be the exclusive means for a shareholder to bring business before an annual meeting of shareholders, including, to the fullest extent permitted by law, for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and including any successor thereto and the rules and regulations thereunder (the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board. In addition to complying with the requirements of these bylaws, any proposal made under Rule 14a-8 under the Exchange Act must also comply with Rule 14a-8 under the Exchange Act, including complying with the procedures and other requirements thereof.

(2)   To comply with clause (C) of Section 2.4(a)(1) above, a shareholder’s notice must set forth all information required under this Section 2.4(a) and must be timely delivered to and received by the secretary. To be timely, a shareholder’s notice must be delivered to and received by the secretary at the principal executive office of the Corporation not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the shareholder to be timely, it must be so delivered to and received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting, or (B) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described in this Section 2.4(a)(2). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable or broadly disseminated national news service or in a document publicly filed or furnished by the Corporation with the U.S. Securities and Exchange Commission (the “SEC”).

(3)   To be in proper written form, a shareholder’s notice to the secretary must set forth as to each matter of business the shareholder intends to bring before the annual meeting: (A) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business and any Shareholder Associated Person, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the shareholder or any Shareholder Associated Person, together in each case with evidence thereof, (D) a description of all Derivative Interests that have been entered into as of the date of the notice by, or on behalf of, such shareholder of record or by any such Shareholder Associated Person, with such description to include (i) the class, series, and actual or notional number, principal amount or dollar amount of all securities of the Corporation underlying or subject to such Derivative Interests, (ii) the material economic terms of such Derivative Interests, and (iii) the contractual counterparty for such Derivative Interests, (E) any material interest of the shareholder or a Shareholder Associated Person in such business, and (F) a statement whether either such shareholder or any Shareholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s shares required under law to carry the proposal and any required amount pursuant to Rule 14a-19 under the Exchange Act (such information provided and statements made as required by clauses (A) through (F), a “Business Solicitation Statement”). In addition, to be in proper written form, a shareholder’s notice to the secretary must be supplemented not later than 10 days following the record date for notice of the meeting to disclose the information contained in clauses (C) and (D) above as of the

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record date for notice of the meeting. A “Shareholder Associated Person” of any shareholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such shareholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(4)   Without exception, no business by a shareholder shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(a) and, if applicable, Section 2.4(b). In addition, business proposed to be brought by a shareholder may not be brought before the annual meeting if such shareholder or a Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant in the chairperson’s discretion, determine and declare at or prior to the annual meeting that any business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(a), and, if the chairperson should so determine, he or she shall so declare at or prior to the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(b)    Advance Notice of Director Nominations at Annual Meetings

(1)   Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(b) shall be eligible for election or re-election as directors at an annual meeting of shareholders. Nominations of persons for election or re-election to the Board shall be made at an annual meeting of shareholders only (A) by or at the direction of the Board or (B) by a shareholder of the Corporation who (1) was a shareholder of record at the time of the giving of the notice required by this Section 2.4(b) and on the record date for the determination of shareholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(b) and the applicable requirements of Rule 14a-19 under the Exchange Act. In addition to any other applicable requirements, for a nomination to be made by a shareholder in accordance with clause (B) of this Section 2.4(b), the shareholder must have given timely notice thereof in proper written form to the secretary.

(2)   To comply with clause (B) of Section 2.4(b)(1) above, a nomination to be made by a shareholder must set forth all information required under this Section 2.4(b) and must be delivered to and received by the secretary at the principal executive office of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(a)(2) above.

(3)   To be in proper written form, such shareholder’s notice to the secretary must set forth:

(A)   as to each person (a “nominee”) whom the shareholder proposes to nominate for election or re-election as a director:

(i)   the name, age, business address and residence address of the nominee:

(ii)   the principal occupation or employment of the nominee;

(iii)   the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee;

(iv)   the written representation and agreement from each person nominated for election by a shareholder that such person: (w) is not and will not become

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a party to (aa) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation in such representation and agreement or (bb) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under law; (x) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation in such representation and agreement; (y) would be in compliance, if elected as a director of the Corporation, and will comply with the Corporation’s code of business ethics, corporate governance guidelines and any other policies or guidelines of the Corporation applicable to directors; and (z) will make such other acknowledgments, enter into such agreements and provide such information as the Board requires of all directors;

(v)   whether and the extent to which any Derivative Interests have been entered into as of the date of the notice by or on behalf of the nominee with respect to any securities of the Corporation;

(vi)   a description of all arrangements or understandings (including compensatory arrangements or understandings) between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder over the three years immediately preceding the date of the notice;

(vii)   a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe fiduciary duties under Texas law with respect to the Corporation and will be subject to the same obligations to the Corporation as the other members of the Board;

(viii)   all completed and signed questionnaires with respect to the background and qualifications of such nominee, delivered within the time prescribed by delivery of notice in this Section 2.4(b) in the form provided by the secretary (which forms will be provided within 10 days following a written request delivered to the secretary by a shareholder of record); and

(ix)   any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named as a nominee in any proxy statement relating to the applicable meeting of shareholders and to serving as a director if elected or re-elected, as the case may be); and

(B)   as to such shareholder giving notice, (1) the information required to be provided pursuant to clauses (B) through (F) of Section 2.4(a)(3) above, and the supplement referenced in the second sentence of Section 2.4(a)(3) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), (2) a statement that either such shareholder or Shareholder Associated Person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors, and (3) all other information required by Rule 14a-19 under the Exchange Act (such information provided and statements made as required by clauses (1), (2) and (3) above, a “Nominee Solicitation Statement”).

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(4)    To comply with clause (B) of Section 2.4(b)(1) above, a shareholder providing notice of any nomination proposed to be made at a meeting of shareholders shall further update and supplement such notice (A) if necessary so that the information provided or required to be provided in such notice pursuant to this Section 2.4(b) shall be true and correct as of the record date for determining the shareholders entitled to receive notice of and to vote at such meeting of shareholders, and such update and supplement must be delivered to and received by the secretary at the principal executive office of the Corporation not later than five business days following the later of the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting of shareholders and the date notice of the record date is first publicly disclosed and (B) to provide evidence that the shareholder providing the notice has solicited proxies from holders representing at least 67% of the voting power of the shares of capital stock entitled to vote in the election of directors, and such update and supplement must be delivered to and received by the secretary at the principal executive office of the Corporation not later than five business days after the shareholder files a definitive proxy statement in connection with the meeting of shareholders.

(5)   At the request of the Board, any person nominated by a shareholder for election or re-election as a director must furnish to the secretary: (A) that information required to be set forth in the shareholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (B) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director, a non-employee director as that term is used in Rule 16b-3 under the Exchange Act or audit committee financial expert of the Corporation under law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation and (C) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such shareholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(b).

(6)   Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of shareholders unless nominated in accordance with the provisions set forth in this Section 2.4(b). In addition, a nominee shall not be eligible for election or re-election if a shareholder or Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant in the chairperson’s discretion, determine and declare at or prior to the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at or prior to the annual meeting, and the defective nomination shall be disregarded.

(c)   Advance Notice of Director Nominations for Special Meetings

(1)   For a special meeting of shareholders at which directors are to be elected or re-elected, nominations of persons for election or re-election to the Board shall be made only (A) by or at the direction of the Board or (B) by any shareholder of the Corporation who (i) is a shareholder of record at the time of the giving of the notice required by this Section 2.4(c) and on the record date for the determination of shareholders entitled to vote at the special meeting and (ii) delivers a timely written notice of the nomination to the secretary that includes the information set forth in Sections 2.4(b)(3), 2.4(b)(4) and 2.4(b)(5) above. To be timely, such notice must be received by the secretary at the principal executive office of the Corporation, and if called by shareholders, in accordance with the requirements set forth in Section 2.3, and in any case, not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected or re-elected at such meeting. Without exception, no person shall be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board or (ii) by a shareholder in

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accordance with the notice procedures set forth in this Section 2.4(c). In addition, a nominee shall not be eligible for election or re-election if a shareholder or Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(2)   The chairperson of the special meeting shall, if the facts warrant in the chairperson’s discretion, determine and declare at or prior to the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(d)   Other Requirements and Rights

In addition to the foregoing provisions of this Section 2.4, a shareholder must also comply with all applicable requirements of state law, any applicable stock exchange and the Exchange Act and, in each case, the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of:

(1)   a shareholder to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act, subject to Section 21.373 of the TBOC and Section 2.4(a); or

(2)   the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act, including for failure to comply with Section 21.373 of the TBOC.

Any written notice, update or other information required to be delivered by a shareholder to the Corporation or secretary pursuant to this Section 2.4 must be delivered by personal delivery, by overnight courier or by registered or certified mail, postage prepaid, to the secretary at the Corporation’s principal executive office and shall be deemed not to have been delivered unless so given. The Corporation may establish such procedures at it deems necessary or appropriate for purposes of complying with Section 21.373(d) of the TBOC.

2.5    Notice of Shareholders’ Meetings

Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided by the TBOC or any governing document, the written notice of any meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting by any means permitted by these bylaws or the TBOC, including, personally, by electronic transmission, posting or communication or by mail.

2.6    Quorum

(a)   The holders of a majority of the shares entitled to vote at a meeting of the shareholders that are present in person or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. Where a separate vote by a class or series or classes or series is required, a

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majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law or any governing document. After a quorum is present at a meeting of shareholders, the shareholders may conduct business properly brought before the meeting until the meeting is adjourned. The subsequent withdrawal from the meeting of a shareholder or the refusal of a shareholder present at or represented by proxy at the meeting to vote does not negate the presence of a quorum at the meeting.

(b)   If a quorum is not present or represented at any meeting of the shareholders, then either (i) the chairperson of the meeting or (ii) the shareholders entitled to vote at the meeting, present in person or represented by proxy, by the vote of the holders of a majority of such shares, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7    Adjourned Meeting; Notice

(a)   Notwithstanding Section 2.6 of these bylaws, the chairperson of the meeting shall have the power to adjourn the meeting to another time, date and place, if any, regardless of whether a quorum is present, at any time and for any reason. If the meeting is adjourned by the chairperson of the meeting, the shareholders, the chairperson of the meeting or the Board shall have the exclusive authority to set the date, time and place, if any, of the reconvened meeting.

(b)   When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 6.101 of the TBOC and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. To the fullest extent permitted by law, if a quorum is present at the original meeting, it shall also be deemed present at the adjourned meeting.

(c)   To the fullest extent permitted by law, the Board may postpone, reschedule or cancel at any time and for any reason any previously scheduled special or annual meeting of shareholders before it (or any adjournment) is to be held, regardless of whether any notice or public disclosure with respect to any such meeting (or adjournment) has been sent or made, in which case notice shall be provided to the shareholders of the new date, time and place, if any, of the meeting as provided by Section 2.5 above.

2.8    Conduct of Business

The chairperson of any meeting of shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of shareholders shall be designated by the Board; in the absence of such designation, the chairperson of the Board, if any, the chief executive officer (in the absence of the chairperson) or the president (in the absence of the chairperson of the Board and the chief executive officer), or in their absence any other executive officer of the Corporation, shall serve as chairperson of the shareholder meeting.

2.9    Voting

(a)   The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Sections 6.251 and 6.252 (relating to voting trusts and voting agreements), and Subchapter D of Chapter 6 (relating to voting of ownership interests), of the TBOC.

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(b)   Except as may be otherwise required by the TBOC or the certificate of formation, the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of shares of Common Stock are entitled to vote.

(c)   Except as otherwise required by the TBOC or the certificate of formation, the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present shall be the act of the shareholders. This is a majority of votes cast standard.

(d)   Directors shall be elected by the affirmative vote of the holders of a majority of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present; provided, however, that in a Contested Election, the directors shall be elected by a plurality of the votes cast by the holders of shares represented in person or by proxy at any such meeting and that are entitled to vote on the election of directors. A “Contested Election” shall mean, an election of directors at any properly called meeting of shareholders for which (1) the secretary receives a notice that a shareholder has nominated a person for election to the Board in compliance with the advance notice requirements for shareholder nominees for director set forth in Section 2.4 of these bylaws and (2) such nomination has not been withdrawn by such shareholder on or prior to the 10th day preceding the date the Corporation first mails its notice of meeting for such meeting to the shareholders. A “majority of votes cast” shall mean that the number of shares voted “for” a matter or nominee’s election exceeds the number of shares voted “against” that matter or nominee’s election. “Abstentions” and “broker non-votes,” if applicable, shall not be included in the total number of votes cast or be counted as votes cast “for” or “against” any nominee’s election.

(e)   Except as otherwise provided by law or any governing document, where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of a majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

2.10   Shareholder Action by Written Consent Without a Meeting

Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent by the certificate of formation, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders may only be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of shares entitled to vote on such action. Any such action taken by written consent shall be promptly delivered to the Corporation at its principal office.

2.11   Record Dates

(a)   In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

(b)   If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

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(c)   A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any postponement or adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of shareholders entitled to vote at the postponed or adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such postponed or adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 6.101 of the TBOC and this Section 2.11 at the postponed or adjourned meeting.

(d)   In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date has been fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the date on which the Board adopts the resolution relating thereto.

2.12   Proxies

Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368 and 21.369 of the TBOC. A written proxy may be in the form of a telegram, telex, cablegram or other form of electronic transmission, including telephonic transmission, by the shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the shareholder, and such electronic transmission must set forth or be submitted with information from which it can be determined that transmission was authorized by the shareholder, as provided by Section 21.367 of the TBOC. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

2.13   List of Shareholders Entitled to Vote

The officer who has charge of the stock ledger of the Corporation shall prepare and make, not later than the 11th day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting. The shareholder list shall be arranged in alphabetical order and show the address of each shareholder and the number of shares of each class registered in the name of each shareholder and such other information as required by the TBOC. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the Corporation for at least 10 days prior to the date of the applicable meeting, and shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to the shareholders. Such list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them.

2.14   Inspectors of Election

(a)   Before any meeting of shareholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one or three. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

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(b)   Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (1) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each share, (2) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (3) count all votes and ballots, (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (5) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots.

(c)   In determining the validity and counting of proxies and ballots cast at any meeting of the shareholders, the inspector or inspectors may consider such information as is permitted by law. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

ARTICLE III — DIRECTORS

3.1    Powers

The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as may be otherwise required by the TBOC or the certificate of formation.

3.2    Number of Directors

The Board shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of formation fixes the number of directors, the number of directors shall be determined and authorized from time to time solely by resolution of the Board; provided, however, the number of directors shall be no less than three nor greater than 14. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3    Election, Qualification and Terms of Office of Directors

Except as provided by Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, retirement or removal. Directors need not be shareholders unless so required by any governing document. Any governing document may prescribe other qualifications for directors. No person shall be eligible for election or appointment as a director unless such person has, within 10 days following any reasonable request from the Board or any committee thereof, made himself or herself available to be interviewed by the Board (or any committee or other subset thereof) with respect to such person’s qualifications to serve as a director or any other matter reasonably related to such person’s candidacy or service as a director of the Corporation.

3.4    Resignation and Vacancies

(a)   Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is received by the Corporation by means of the chairperson of the Board, the chief executive officer or secretary unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable, and any resignation after failing to receive such a vote shall be governed by

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the corporate policies or principles adopted by resolution of the Board. Unless otherwise provided by any governing document, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

(b)   Unless otherwise provided by any governing document, newly created directorships resulting from any increase in the authorized number of directors and any vacancies may be filled in any manner permitted by the TBOC (including subject to the limits on the number of newly created vacancies that may be filled by the Board), including by (1) the Board at any meeting of the Board by the affirmative vote of a majority of the remaining members of the Board, although less than a quorum or (2) a sole remaining director, in each case to the extent permitted by the TBOC; provided, however, that the term of any director appointed by a majority of the directors then in office to fill a vacancy shall last only until the next annual meeting of shareholders or special meeting of shareholders called to vote on the election of directors.

3.5    Place of Meetings; Meetings by Telephone or Electronic Conference

(a)   The Board may hold meetings, both regular and special, either within or outside the State of Texas.

(b)   Unless otherwise restricted by any governing document, members of the Board, or any committee designated by the Board, may hold meetings by using a conference telephone or similar communications equipment, or another suitable electronic communications system, including videoconferencing technology or the internet or any combination, if the telephone or other equipment or system permits each person participating in the meeting to communicate with all other persons participating in the meeting. A person participating in a meeting is considered present at the meeting, unless the participation is for the express purpose of objecting to the transaction of business at the meeting on the ground that the meeting has not been lawfully called or convened.

3.6    Regular Meetings

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7    Special Meetings; Notice

(a)   Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.

(b)   Notice of the time and place of special meetings shall be: (1) delivered personally by hand, by courier or by telephone at least 24 hours in advance of the meeting; (2) sent by United States first-class mail, postage prepaid at least 72 hours in advance of the meeting (which shall be deemed sent when deposited in the United States mail); (3) sent by facsimile at least 24 hours in advance of the meeting; (4) sent by electronic mail or by other electronic means or transmission (including through an electronic network with a message sent to the director) at least 24 hours in advance of the meeting; (5) communicated to the director by any other form of electronic transmission consented to by the director; or (6) delivered orally to the directors; provided, however that notwithstanding the time periods set forth above, notice may be provided on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate under the circumstances. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

(c)   The communication shall be directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other electronic location or other place of communication, as the case may be, as shown on the Corporation’s records, or notice may be delivered orally to the directors.

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3.8    Quorum; Voting

(a)   At all meetings of the Board, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

(b)   The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by any governing document. To the maximum extent permitted by the TBOC, in the event a director or directors abstain or are disqualified from a vote, the majority vote of the director or the directors thereof not abstaining or disqualified from voting, whether or not such director or directors constitute a quorum, shall be the act of the Board.

(c)   If the certificate of formation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9    Board Action by Written Consent Without a Meeting

Unless otherwise restricted by any governing document, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10    Fees and Compensation of Directors

Unless otherwise restricted by any governing document, the Board shall have the authority to fix the compensation of directors.

3.11    Removal of Directors

(a)   Subject to the terms of any series of Preferred Stock or any governing document, a director may be removed from office by the shareholders with or without cause at a meeting called for that purpose, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors.

(b)   No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV — COMMITTEES

4.1    Committees of Directors

The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. In the event a member or members of a committee abstain or are disqualified from a vote, the majority vote of the member or members thereof not abstaining or disqualified from voting, whether or not such member or members constitute a quorum, shall be the act of such committee. Any such committee, to the

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extent provided by resolution of the Board or by these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the shareholders, any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee or (b) take any actions that the TBOC prohibits committees to take, including to adopt, amend, alter or repeal any bylaw of the Corporation.

4.2    Committee Minutes

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3    Meetings and Action of Committees

(a)   Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(1)   Section 3.5 (place of meetings and meetings by telephone or electronic conference);

(2)   Section 3.6 (regular meetings);

(3)   Section 3.7 (special meetings; notice);

(4)   Section 3.8 (quorum; voting);

(5)   Section 3.9 (Board action by written consent without a meeting); and

(6)   Section 7.4 (waiver of notice);

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members and otherwise as determined by the Board and subject to the TBOC.

(b)   However: (1) the time of regular meetings of committees may be determined by resolution of the committee; and (2) special meetings of committees may also be called by resolution of the committee; and (3) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.

(c)   The Board may adopt rules governing any committee not inconsistent with the provisions of these bylaws.

(d)   Any provision in the certificate of formation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided by any governing document.

4.4    Subcommittees

Unless otherwise provided by the certificate of formation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V — OFFICERS

5.1    Officers

The officers of the Corporation shall be a president and a secretary. The Corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a

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chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2    Appointment of Officers

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article V for the regular appointment to such office.

5.3    Subordinate Officers

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business or affairs of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided by these bylaws or as the Board may from time to time determine.

5.4    Removal and Resignation of Officers

(a)   Any officer may be removed, either with or without cause, by an affirmative vote of a majority of the Board at any regular or special meeting of the Board or, except in the case of the chairperson of the Board (if an executive officer) or the chief executive officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

(b)   Any officer may resign at any time by giving written or electronic notice to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5    Vacancies in Offices

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided by Section 5.3.

5.6    Representation of Shares of Other Entities

The chairperson of the Board, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares, equity interests or voting rights of any other corporation, entities or other bodies standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7    Authority and Duties of Officers

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

5.8    The Chairperson of the Board

The chairperson of the Board shall have the powers and duties customarily and usually associated with the office of the chairperson of the Board. The chairperson of the Board shall preside at meetings of the shareholders and of the Board.

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5.9    The Vice Chairperson of the Board

The vice chairperson of the Board shall have the powers and duties customarily and usually associated with the office of the vice chairperson of the Board. In the case of absence or disability of the chairperson of the Board, the vice chairperson of the Board shall perform the duties and exercise the powers of the chairperson of the Board.

5.10   The Chief Executive Officer

The chief executive officer shall have, subject to the supervision, direction and control of the Board, ultimate authority for decisions relating to the supervision, direction and management of the business and affairs of the Corporation customarily and usually associated with the position of chief executive officer, including all powers necessary to direct and control the organizational and reporting relationships within the Corporation. If at any time the office of the chairperson and vice chairperson of the Board shall not be filled, or in the event of the temporary absence or disability of the chairperson of the Board and the vice chairperson of the Board, the chief executive officer shall perform the duties and exercise the powers of the chairperson of the Board unless otherwise determined by the Board.

5.11   The President

The president shall have, subject to the supervision, direction and control of the Board, the general powers and duties of supervision, direction and management of the business and affairs of the Corporation customarily and usually associated with the position of president. The president shall also have such powers and perform such duties as may from time to time be assigned to him or her by the Board, the chairperson of the Board or the chief executive officer. In the event of the absence or disability of the chief executive officer, the president shall perform the duties and exercise the powers of the chief executive officer unless otherwise determined by the Board.

5.12   The Vice Presidents and Assistant Vice Presidents

Each vice president and assistant vice president shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board, the chairperson of the Board, the chief executive officer or the president.

5.13   The Secretary and Assistant Secretaries

(a)   The secretary shall attend meetings of the Board and meetings of the shareholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The secretary shall have all such further powers and duties as are customarily and usually associated with the position of secretary or as may from time to time be assigned to him or her by the Board, the chairperson of the Board, the chief executive officer or the president.

(b)   Each assistant secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board, the chairperson of the Board, the chief executive officer, the president or the secretary. In the event of the absence, inability or refusal to act of the secretary, the assistant secretary (or if there shall be more than one, the assistant secretaries in the order determined by the Board) shall perform the duties and exercise the powers of the secretary.

5.14   The Chief Financial Officer

(a)   The chief financial officer shall have custody of the Corporation’s funds and securities, shall be responsible for maintaining the Corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The chief financial officer shall also maintain adequate

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records of all assets, liabilities and transactions of the Corporation and shall assure that adequate audits thereof are currently and regularly made.

(b)   The chief financial officer shall have all such further powers and duties as are customarily and usually associated with the position of chief financial officer or as may from time to time be assigned to him or her by the Board, the chairperson of the Board, the chief executive officer or the president. The chief financial officer shall be authorized to execute bonds, mortgages and other contracts on behalf of the Corporation, except where required or permitted by law or any governing document to be otherwise executed.

5.15   Treasurer and Assistant Treasurer

(a)   The person holding the office of treasurer shall have custody of all monies and securities of the Corporation. The treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions. The treasurer shall have all such further powers and duties as are customarily and usually associated with the position of treasurer, or as may from time to time be assigned to him or her by the Board, the chairperson of the Board, the chief executive officer, the president or the chief financial officer.

(b)   Each assistant treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board, the chief executive officer, the president, the chief financial officer or the treasurer. In the event of the absence, inability or refusal to act of the chief financial officer or treasurer, the assistant treasurer (or if there shall be more than one, the assistant treasurers in the order determined by the Board) shall perform the duties and exercise the powers of the treasurer.

ARTICLE VI — STOCK

6.1    Stock Certificates

(a)   The shares of the Corporation may be represented by certificates, and the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson of the Board or vice chairperson of the Board, or the president or a vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have the power to issue a certificate in bearer form.

(b)   Subject to law, the certificate of formation and these bylaws, the issue, transfer, conversion and registration of shares represented by certificates and of uncertificated shares shall be governed by such other regulations as the Board may establish.

6.2    Special Designation on Certificates

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided by Section 3.202 of the TBOC, in lieu of the foregoing requirements there may be set forth on the face

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or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or otherwise comply with Section 3.205 of the TBOC or with respect to this Section 6.2 provide a statement that the Corporation will furnish without charge to each shareholder who so requests a document with the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3    Lost, Stolen or Destroyed Certificates

Except as provided by this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify the Corporation and shall provide an indemnity to the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4    Dividends

The Board, subject to any restrictions under law or contained in any governing document of the Corporation, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the certificate of formation.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

6.5    Transfer of Stock

Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by law, any governing document or contract.

6.6    Stock Transfer Agreements

The Corporation shall have the power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such shareholders in any manner not prohibited by the TBOC.

6.7    Registered Shareholders

The Corporation:

(a)   shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

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(b)   shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(c)   shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1    Notice of Shareholders’ Meetings

Notice of any meeting of shareholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the Corporation’s records. An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2    Notice by Electronic Transmission

(a)   Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the TBOC or any governing document, any notice to shareholders given by the Corporation under any provision of the TBOC or any governing document shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(1)   the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(2)   such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(b)   Any notice given pursuant to the preceding paragraph shall be deemed given:

(1)   if by facsimile telecommunication, when transmitted to a number at which the shareholder has consented to receive notice;

(2)   if by electronic mail, when transmitted to an electronic mail address at which the shareholder has consented to receive notice;

(3)   if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(4)   if by any other form of electronic transmission, when communicated to the shareholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

7.3    Notice to Shareholders Sharing an Address

To the extent permitted by the TBOC, without limiting the manner by which notice otherwise may be given effectively to shareholders, any notice to shareholders given by the Corporation under the provisions of the TBOC or any governing document shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any shareholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4    Waiver of Notice

Whenever notice is required to be given to shareholders, directors or other persons under any provision of the TBOC or any governing document, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person participates in or attends a meeting solely to object to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders or the Board, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by any governing document.

ARTICLE VIII — INDEMNIFICATION

8.1    Indemnification of Directors and Officers in Third Party Proceedings

Subject to the other provisions of this Article VIII and the certificate of formation, the Corporation shall indemnify, to the fullest extent permitted by law, including the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (for purposes of this Article VIII, a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person: (a) is or was a director, delegate or officer of the Corporation; or (b) while a director of the Corporation or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent (including as trustee) of another corporation, partnership, joint venture, trust or other entity or enterprise (including service with respect to employee benefit plans) (each such person in (a) or (b) a “covered person”), against all judgments, expenses, liability and loss (including attorneys’ fees), fines and amounts paid in settlement actually and, other than with respect to judgments, reasonably incurred by such covered person in connection with such Proceeding if such covered person acted in good faith and in a manner such covered person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe such covered person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the covered person did not act in good faith and in a manner which such covered person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that such covered person’s conduct was unlawful.

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8.2    Indemnification of Directors and Officers in Actions by or in the Right of the Corporation

Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any covered person who was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor against all judgments, expenses, liability and loss (including attorneys’ fees) actually and, other than with respect to judgments, reasonably incurred by such covered person in connection with the defense or settlement of such Proceeding if such covered person acted in good faith and in a manner such covered person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such covered person shall have been adjudged to be liable to the Corporation, but only to the extent of that liability, and if the court of competent authority determines that, despite the adjudication of liability but in view of all the circumstances of the case, such covered person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper, such exception from indemnification shall not apply.

8.3    Successful Defense

To the fullest extent permitted by law, including the TBOC, if a covered person has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such covered person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such covered person in connection therewith.

8.4    Indemnification of Others

Subject to the other provisions of this Article VIII, the Corporation shall have power to indemnify and advance expenses to persons other than covered persons, including advisory directors, non-executive officers, employees and agents of the Corporation, to the fullest extent permitted by the TBOC or other law. The Board shall have the power to delegate the determination of whether persons other than covered persons shall be indemnified to such person or persons as the Board determines.

8.5    Advanced Payment of Expenses

Expenses (including attorneys’ fees) incurred by a covered person currently serving as an officer or director (including any such person serving as a delegate) of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses and any documentation as may be required by the TBOC) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined by final judicial decision from which there is no appeal that the person is not entitled to be indemnified under this Article VIII or indemnification is prohibited by the TBOC. Such expenses (including attorneys’ fees) incurred by former directors and officers (or such person serving as a delegate) or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems reasonably appropriate. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(b) or Section 8.6(c) prior to a determination that the person is not entitled to be indemnified by the Corporation.

8.6    Limitation on Indemnification

Subject to the requirements in Section 8.3 and the TBOC, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(a)   for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

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(b)   for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c)   for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(d)   initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by law; or

(e)   if prohibited by law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8.7    Determination; Claim

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 60 days in the case of indemnification or 30 days in the case of advancement of expenses, in each case, after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8    Non-Exclusivity of Rights and Other Matters

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under law, any governing document, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts or other agreements with any or all of its directors, officers, employees or agents, delegates or any other person serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the TBOC or other law. Such rights may be greater than those provided by this Article VIII. Additionally, nothing in this Article VIII shall limit the ability of the Corporation, in its discretion, to indemnify or advance expenses to persons whom the Corporation is not obligated to indemnify or advance expenses pursuant to this Article VIII.

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8.9    Insurance

The Corporation may purchase and maintain insurance on behalf of itself and any person who is or was a director, delegate, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the TBOC.

8.10    Survival

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a covered person who has ceased to be a director, officer or delegate of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11    Effect of Repeal or Modification

Any amendment, alteration or repeal of this Article VIII shall be prospective only and shall not adversely affect any right or protection hereunder of any covered person with respect to any Proceeding involving any occurrence or alleged occurrence of any action or omission to act occurring prior to such amendment.

8.12    Certain Definitions and Other Matters

(a) For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent (including as trustee) of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving Corporation as such person would have with respect to such constituent Corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

(b) The Corporation shall report indemnification of or advancement of expenses to the extent required by Section 8.152 of the TBOC.

ARTICLE IX — EXCLUSIVE FORUM; JURY TRIAL WAIVER; OWNERSHIP THRESHOLD FOR DERIVATIVE PROCEEDINGS

9.1    Exclusive Forum

Unless the Corporation consents in a signed writing of an authorized officer to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for any of the filing, adjudication and trial of (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the Corporation to the Corporation or, if any such duty exists, the Corporation’s shareholders, including any claim alleging a conspiracy to breach a fiduciary duty, knowing participation in a

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breach of a fiduciary duty or aiding and abetting a breach of fiduciary duty, (c) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the TBOC, any governing document (in each case, as they may be amended from time to time), (d) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (e) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (f) to the extent permitted by the TBOC, any other action or proceeding in which the Business Court of the State of Texas has jurisdiction, in each case, shall be the Business Court in the Eleventh Business Court Division (“Business Court”) of the State of Texas (provided that if the Business Court or other court of competent jurisdiction determines that the Business Court lacks jurisdiction, the United States District Court for the Southern District of Texas, Houston Division (the “Federal Court”) or, if the Business Court and the Federal Court lack jurisdiction, the state district court of the State of Texas located in the county where the company has its principal place of business). Unless the Corporation consents in a signed writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for any of the filing, adjudication and trial of any action asserting a claim under the Securities Act of 1933, as amended and including any successor thereto and the rules and regulations thereunder, (other than internal entity claims, addressed above) or the Exchange Act shall be the Federal Court.

9.2    JURY TRIAL WAIVER

The Corporation and each shareholder, director and officer of the Corporation hereby irrevocably and unconditionally waives any right that the Corporation or such person may have to a trial by jury with respect to any Claim, and to the fullest extent permitted by law, any other Claim within the scope of Section 9.1 or any provision of the bylaws, and each shareholder agrees that such shareholder’s holding or acquisition of shares of stock of the Corporation or, to the extent permitted by law, options or rights to acquire shares of stock of the Corporation, constitutes such person’s intentional, informed, knowing and voluntary waiver of any right to trial by jury with respect to such Claims; provided, however, that the Corporation may consent in a signed writing of an authorized officer to a jury trial in a particular instance in its sole discretion. The term “Claim” means an internal entity claim, and also includes, to the fullest extent permitted by law, any legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim arising out of or relating to any such internal entity claim. As used in this Section 9.2, the term shareholder includes any holder of equity securities of the Corporation.

9.3    Ownership Threshold for Derivative Proceedings

To the fullest extent permitted by the TBOC, the shareholders are subject to Section 10.1(b) of the certificate of formation and the restrictions contained therein, including on instituting or maintaining derivative proceedings and the ownership thresholds thereof.

ARTICLE X — GENERAL MATTERS

10.1    Execution of Corporate Contracts and Instruments

Except as otherwise provided by law or any governing document, the Board may authorize any director, officer or agent, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

10.2    Fiscal Year

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

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10.3    Seal

The Corporation may (but is not required to) adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. For purposes of any document or agreement to which the Corporation is a party that calls for a seal of the Corporation, the signature of any officer of the Corporation shall be equivalent to its seal.

10.4    Construction; Definitions

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the TBOC shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person. Additionally, the following terms, as used in these bylaws, shall have the following meaning:

(a)   “Common Stock” has the meaning set forth in the certificate of formation;

(b)   “delegate” has the meaning set forth in the TBOC;

(c)   “Derivative Interest” means:

(1)   any swap, option, warrant, convertible security, profits interests, hedging transactions, forwards, futures, appreciation right or similar right with an exercise, conversion or exchange privilege, or a settlement payment or mechanism, related to any security of the Corporation, or any similar instrument with a value derived in whole or in part from the value of any security of the Corporation, in any such case whether or not it is subject to settlement in any security of the Corporation or otherwise, and

(2)   any arrangement, agreement or understanding (including any derivative or short position or any borrowing or lending of any securities) which includes an opportunity for the shareholder, Shareholder Associated Person, nominee, or any affiliate of such nominee (as applicable), directly or indirectly, to profit or share in any profit derived from any increase or decrease in the value of any security of the Corporation, to mitigate any loss or manage any risk associated with any increase or decrease in the value of any security of the Corporation or to increase or decrease the number of securities of the Corporation which such person is or will be entitled to vote or direct the vote of, in any case whether or not it is subject to settlement in any security of the Corporation or otherwise;

(3)   in each case, provided, however, that Derivative Interests shall not include:

(A)   rights of a pledgee under a bona fide pledge of any security of the Corporation;

(B)   rights applicable to all holders of a class or series of securities of the Corporation to receive securities of the Corporation pro rata, or obligations to dispose of securities of the Corporation, as a result of a merger, exchange offer or consolidation involving the Corporation;

(C)   rights or obligations to surrender any number or principal amount of securities of the Corporation, or have any number or principal amount of securities of the Corporation withheld, upon the receipt or exercise of a derivative security or the receipt or vesting of any securities, in order to satisfy the exercise price or the tax withholding consequences of receipt, exercise, or vesting;

(D)   interests in broad-based index options, broad-based index futures, and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority; or

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(E)   options granted to an underwriter in a registered public offering for the purpose of satisfying over-allotments in such offering;

(d)   “governing document” means either of the certificate of formation or the bylaws of the Corporation and “governing documents” shall mean the bylaws and/or the certificate of formation of the Corporation, as applicable, or as the context may require;

(e)   “including” means including without limitation;

(f)   “law” means applicable law, rules or regulations;

(g)   “Preferred Stock” has the meaning set forth in the certificate of formation;

(h)   “secretary” means the secretary of the Corporation; and

(i)   “shareholder of record” means the person in whose name shares issued by the Corporation, are registered in the share transfer records maintained by or on behalf of the Corporation.

10.5    Severability

If any provision of these bylaws shall be held to be invalid, illegal, or unenforceable or in conflict with the provisions of the certificate of formation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding, or reformed, and the remaining provisions of these bylaws, as reformed, if applicable, (including without limitation, all portions of any section of these bylaws containing any such provision held to be invalid, illegal, or unenforceable or in conflict with the certificate of formation, that are not themselves invalid, illegal, or unenforceable or in conflict with the certificate of formation) shall remain in full force and effect.

ARTICLE XI — AMENDMENTS

In furtherance and not in limitation of the powers conferred by the TBOC and the certificate of formation, the Board is expressly authorized to adopt, alter, amend or repeal (an “amendment”) the bylaws. Such action may be taken (a) at a meeting of the shareholders, if such amendment of these bylaws is properly proposed and noticed in accordance with these bylaws and law, by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote on such amendment of these bylaws, or (b) by resolution of the Board, unless with respect to such adoption, alteration, amendment, or repeal by the Board, the shareholders previously expressly provided, in adopting, altering, amending, or repealing, such bylaw, that the Board may not amend, repeal, or readopt that bylaw.

*  *   *

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ANNEX F – EXPECTED TIMELINE

The following timeline is based on the current expected timeline for the implementation of the Redomestication and the Scheme of Arrangement and is subject to change.

Proxy statement and form of proxy first mailed to Weatherford-Ireland shareholders	On or about April 21, 2026

Record Date	April 9, 2026

Voting Record Time	6:59 p.m. (Eastern Time) / 11:59 p.m. (Irish Time), on April 9, 2026

Advance Voting Deadline	11:59 p.m. (Eastern Time), on June 10, 2026

Court Meeting	8:00 a.m. (Central Time) / 2:00 p.m. (Irish Time), on June 11, 2026

Annual General Meeting	8:10 a.m. (Central Time) / 2:10 p.m. (Irish Time), on June 11, 2026, or as soon as possible after the preceding Court Meeting has concluded

Anticipated Effective Time of the Redomestication and Scheme of Arrangement	During the third quarter of 2026

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ANNEX G – NOTICE OF THE SPECIAL COURT-ORDERED MEETING OF THE HOLDERS OF WEATHERFORD INTERNATIONAL PLC ORDINARY SHARES

WEATHERFORD INTERNATIONAL PLC

REGISTERED IN IRELAND WITH COMPANY NUMBER 540406

NOTICE OF COURT MEETING OF SHAREHOLDERS

THE HIGH COURT, 2026 No.H.COS.2026.0000101 COS

IN THE MATTER OF WEATHERFORD INTERNATIONAL PLC

AND

IN THE MATTER OF THE COMPANIES ACT 2014

NOTICE IS HEREBY GIVEN that by an Order dated April 20, 2026 made in the above matters, the High Court of Ireland (the “Irish High Court”) has directed that a meeting (the “Court Meeting”) be convened of the holders, at the Voting Record Time (as defined in the Scheme of Arrangement which is included in the proxy statement dated April 21, 2026 (the “Proxy Statement”) of which this Notice forms part), of ordinary shares of $0.001 each (nominal value) in the capital of Weatherford International plc (the “Company” or “Weatherford-Ireland”) for the purpose of considering and, if thought fit, resolving to approve (with or without modification) a scheme of arrangement pursuant to Chapter 1 of Part 9 of the Companies Act 2014, as amended, (the “Companies Act”) proposed to be made between Weatherford-Ireland and the holders of the Scheme Shares (as defined therein) (the “Scheme of Arrangement”), and such meeting will be held on June 11, 2026 at 8:00 a.m. (Central Time) / 2:00 p.m. (Irish Time) at 2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America, at which place and time all holders of the Scheme Shares entitled to vote thereat are invited to attend, such resolution being in the following terms:

“THAT, the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairperson thereof) in its original form or with, or subject to, such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be, and is hereby, agreed to.”

A copy of the Scheme of Arrangement and the information required to be provided pursuant to section 452 of the Companies Act are included in the Proxy Statement.

By the said Order, the Irish High Court has appointed Charles M. Sledge, Chair of the Board of Directors of the Company (the “Board”), or, failing him, Scott C. Weatherholt, or failing him, Kristin Ruzicka, or, failing her, Beth Ann Dranguet, or, failing her, Cristina Waber, or, failing her, such director or officer of Weatherford-Ireland as the Board may determine, to act as chairperson of the Court Meeting and has directed such chairperson to report the result thereof to the Irish High Court.

Subject to the approval of the resolution proposed at the Court Meeting convened by this Notice, the approval of the requisite resolutions to be proposed at the annual general meeting of Weatherford-Ireland convened for June 11, 2026 (the “AGM”), and the other conditions to the Scheme of Arrangement having been satisfied or (to the extent permitted) waived and the Company does not abandon the Scheme of Arrangement, the Company will seek the Irish High Court’s sanction of the Scheme of Arrangement.

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Capitalised terms used in this Notice and which are not separately defined shall have the same meaning in this Notice as they have in the Proxy Statement.

The Scheme of Arrangement will be subject to the subsequent sanction of the Irish High Court.

If you are a registered shareholder as of the Voting Record Time, you may attend the Court Meeting in person or appoint one or more proxies, by any of the means outlined on page II of the Proxy Statement (or as otherwise permitted by Irish law), to attend, speak, and vote in your place at the Court Meeting. A proxy holder need not be a registered shareholder. To be valid, proxies must be submitted and received by the Advance Voting Deadline of 11:59 p.m. (Eastern Time) on June 10, 2026, as more fully set forth in the Proxy Statement. If proxies are not so received by the Advance Voting Deadline, they may still be handed to the chairperson of the Court Meeting before the start of the Court Meeting, who will have discretion to admit them as valid.

Registered shareholders who wish to participate (attend and vote) in the shareholder meetings without leaving Ireland, if any, may do so by attending in person at the offices of Matheson LLP, located at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland, at the meeting date and time described herein, where electronic communications technology will be made available to participate in the shareholder meetings.

The Proxy Statement shall be deemed to be incorporated in, and shall form part of, this Notice.

Dated April 21, 2026

Matheson LLP

70 Sir John Rogerson’s Quay

Dublin 2

Ireland

Solicitors for Weatherford International plc

Notes:

1.

Only holders of Weatherford-Ireland ordinary shares as of April 9, 2026 (the record date) at 6:59 p.m. (Eastern Time) / 11:59 p.m. (Irish Time) (the “Voting Record Time”) are entitled to notice of and to attend, speak, and vote, in person or by proxy, at the Court Meeting or any adjournments thereof. Entitlement to attend, speak, and vote at the Court Meeting or any adjournments thereof, and the number of votes which may be cast, will be determined by reference to the share register of Weatherford-Ireland as of the Voting Record Time. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the share register of Weatherford-Ireland in respect of the joint holding.

2.

If you hold your shares beneficially in “street name” through a bank, broker, or other nominee, you should follow the instructions provided by your bank, broker, or other nominee to instruct them how to vote such shares.

3.	As of the Voting Record Time, there were 71,933,662 ordinary shares issued and entitled to vote at the Court Meeting.

4.

Weatherford-Ireland shareholders as of the Voting Record Time are entitled to one vote per ordinary share held by each of them respectively at the Voting Record Time on all matters submitted to a vote of shareholders at the Court Meeting, so long as those shares are represented at the Court Meeting in person or by proxy.

5.

Approval of the Court Meeting resolution will be decided by a special majority resolution, which, in order to pass, requires the approval of a majority in number of Weatherford-Ireland registered shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Court Meeting), representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all Weatherford-Ireland registered shareholders so present and voting in person or by proxy.

6.

The Proxy Statement and the Company’s Annual Report on Form 10-K are available electronically on the Company’s website at www.weatherfordannualmeeting.com. The Proxy Statement and related proxy cards (one

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yellow for the Court Meeting and one blue for the AGM) are being mailed or made available on or about April 21, 2026 to each registered shareholder in the Company’s share register as of the Voting Record Time. Any shareholder may also obtain a copy of these documents by contacting the Company’s U.S. Investor Relations Department at 2000 Saint James Place, Houston, Texas 77056, United States of America, or by telephone at +1 (713) 836-4000.

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ANNEX H – NOTICE OF THE ANNUAL GENERAL MEETING OF THE HOLDERS OF WEATHERFORD INTERNATIONAL PLC ORDINARY SHARES

WEATHERFORD INTERNATIONAL PLC

REGISTERED IN IRELAND WITH COMPANY NUMBER 540406

NOTICE OF ANNUAL GENERAL MEETING

NOTICE IS HEREBY GIVEN that an annual general meeting (the “AGM”) of Weatherford International plc (the “Company” or “Weatherford-Ireland”) will be held on June 11, 2026 at 8:10 a.m. (Central Time) / 2:10 p.m. (Irish Time) at 2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America (or, if later, as soon as possible after the conclusion of the Court Meeting (as defined in the Scheme of Arrangement which is included in the proxy statement dated April 21, 2026 (the “Proxy Statement”) of which this Notice forms part)) for the purpose of considering and, if thought fit, passing the following resolutions, of which resolutions 1-5, 7, 10 and 12 will be proposed as ordinary resolutions and resolutions 6, 8, 9 and 11 as special resolutions:

Annual Business

1.	Ordinary Resolution: The Election of Directors Proposal

THAT, by separate ordinary resolutions, each of the six individuals listed below be elected as directors of the Company, in each case (unless his or her office is earlier vacated in accordance with the articles of association of the Company) (the “Articles”)), to serve for a one year term concluding at the later of (a) the next annual general meeting of the Company, and (b) subject to Article 155 of the Articles, until his or her successor is elected and qualified.

(i)	Steven Beringhause;
(ii)	Benjamin C. Duster, IV;
(iii)	Neal P. Goldman;
(iv)	Jacqueline C. Mutschler;
(v)	Charles M. Sledge; and
(vi)	Girishchandra K. Saligram.

2.	Ordinary Resolution: The Independent Auditors’ Ratification Proposal

THAT, the appointment of KPMG LLP as the Company’s independent registered public accounting firm and auditor for the year ending December 31, 2026 and KPMG Chartered Accountants, Dublin, as the Company’s statutory auditor under Irish law to hold office until the close of the next annual general meeting of the Company, be, and is hereby, ratified and the Company’s Board of Directors, acting through the Audit Committee, be authorized to determine the auditors’ remuneration.

3.	Ordinary Resolution: The Advisory Executive Compensation Proposal

THAT, the shareholders of the Company approve, on a nonbinding advisory basis, the compensation of the Company’s named executive officers disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation section of the Company’s proxy statement dated April 21, 2026, which includes the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and other executive compensation tables and accompanying narrative discussion.

4.	Ordinary Resolution: The Equity Incentive Plan Proposal

THAT, the amendment and restatement of the Weatherford International plc Fourth Amended and Restated 2019 Equity Incentive Plan be, and is hereby, approved.

Weatherford International plc — 2026 Shareholder Meetings H-1

5.	Ordinary Resolution: The Annual Share Issuance Authority Proposal

THAT, without prejudice to all existing allotment authorities, the directors of the Company be and are hereby generally and unconditionally authorized, with effect from the passing of this resolution, to exercise all powers of the Company to allot and issue relevant securities (within the meaning of section 1021 of the Companies Act 2014, as amended) up to an aggregate nominal value of $14,387 (which represents 14,387,000 ordinary shares, being equivalent to approximately 20% of the aggregate nominal value and number of the issued ordinary shares of $0.001 each (nominal value) in the capital of the Company as of April 9, 2026) and the authority conferred by this resolution shall expire on the later of the next annual general meeting of the Company or 15 months from the passing of this resolution, unless previously renewed, varied or revoked, provided that the Company may, before such expiry, make an offer or agreement, which would, or might, require relevant securities to be allotted and issued after such expiry, and, in that case, the directors of the Company may allot and issue relevant securities in pursuance of any such offer or agreement as if the authority conferred by this resolution had not expired.

6.	Special Resolution: The Annual Pre-emption Rights’ Opt-Out Proposal

THAT, subject to the passing of Resolution 5, above, and without prejudice to all existing powers, the directors of the Company be and are hereby empowered, with effect from the passing of this resolution, pursuant to section 1023 of the Companies Act, to allot and issue equity securities (within the meaning of section 1023 of the Companies Act 2014, as amended (the “Companies Act”)) for cash, pursuant to the authority conferred by the resolution set out in the said AGM Agenda Item 5 as if section 1022(1) of the Companies Act did not apply to any such allotment, provided that this power shall be limited to:

(a)

the allotment and issue of equity securities in connection with a rights issue in favor of the holders of ordinary shares of $0.001 in the capital of the Company (the “Ordinary Shares”) (including rights to subscribe for, or convert other securities into, Ordinary Shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be practicable) to the respective numbers of Ordinary Shares held by them (but subject to such exclusions or other arrangements as the directors of the Company may deem necessary or expedient to deal with any treasury shares, fractional entitlements that would otherwise arise, record dates or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and

(b)

the allotment and issue (other than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $14,387 (which represents 14,387,000 Ordinary Shares, being equivalent to approximately 20% of the aggregate nominal value of the issued share capital of the Company as of April 9, 2026);

and, in each case, the authority conferred by this resolution shall expire on the later of the next annual general meeting of the Company or 15 months from the passing of this resolution, unless renewed, varied or revoked, provided that the Company may, before such expiry, make an offer or agreement, which would, or might, require any such securities to be allotted and issued after such expiry, and, in that case, the directors may allot and issue equity securities in pursuance of any such offer or agreement as if the authority conferred in this resolution had not expired.

Scheme Related Business

7.	Ordinary Resolution: The Scheme Implementation Proposal

THAT, subject to the passing by the requisite majority of the resolution proposed at a meeting of the shareholders of the Company convened by order of the High Court of Ireland (the “High Court”) for today’s date, the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairperson thereof) in its original form or with, or subject to, such modifications, additions or conditions as may be approved or imposed by the High Court be, and is hereby, approved and that the directors of the Company be, and are hereby, authorized to take such action as they consider necessary or appropriate to carry the Scheme of Arrangement into effect.

  H-2 Weatherford International plc — 2026 Shareholder Meetings

8.	Special Resolution: The Capital Reduction Proposal

THAT, subject to the passing of Resolution 7, above, and the confirmation of the High Court pursuant to sections 84 and 85 of the Companies Act 2014, as amended, the issued share capital of the Company be reduced by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 7, above) but without thereby reducing the authorized share capital of the Company.

9.	Special Resolution: The Weatherford-US Allotment Proposal

THAT, (i) the entry by the Company into, and (ii) the subscription, allotment and issue to Weatherford International Corp of one, or more, ordinary shares of $0.001 each in the capital of Weatherford International plc on the terms set out in, a written subscription agreement (a copy of which has been produced to this meeting and for the purposes of identification, signed by the chairperson thereof) be, and is hereby, approved, provided that the authority granted by such approval shall expire on the date falling 18 months following the date on which this resolution is passed unless previously varied, revoked or renewed by a special resolution.

10.	Ordinary Resolution: The Scheme Allotment and Application of Reserves Proposal

THAT, subject to the passing of Resolutions 7, 8 and 9, above:

(a)

the directors of the Company be, and are hereby, generally and unconditionally authorized pursuant to and in accordance with section 1021 of the Companies Act 2014, as amended (the “Companies Act”), to allot and issue New Weatherford-Ireland Shares (as defined in the Scheme of Arrangement referred to in Resolution 7, above), provided that (i) this authority will expire on the date which is 18 months following the date of passing of this resolution, (ii) the maximum aggregate number of shares that may be allotted hereunder shall be an amount equal to the number of the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 7, above), and (iii) this authority shall be without prejudice to any other authority under section 1021 of the Companies Act (or any predecessor legislation thereto) previously granted before the date on which this resolution is passed; and

(b)

forthwith upon the reduction of capital referred to in Resolution 8, above, taking effect, the reserve credit arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 7, above) be applied in paying up in full at par such number of New Weatherford-Ireland Shares (as defined in the Scheme of Arrangement referred to in Resolution 7, above) as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 8, above, such New Weatherford-Ireland Shares to be allotted and issued to Weatherford International Corp and/or its nominees credited as fully paid-up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

11.	Special Resolution: The Articles Amendment Proposal

THAT, subject to the Scheme of Arrangement referred to in Resolution 7, above, becoming effective, the articles of association of the Company be amended by adding the following new Article 248:

“248.	Scheme of Arrangement

248.1	In these Articles:

(a)

the “2026 Scheme” means the scheme of arrangement between the Company and the holders of the Scheme Shares (as defined therein) dated April 21, 2026 under Chapter 1 of Part 9 of the Act, in its original form or with, or subject to, any modification, addition or condition as may be approved or imposed by the High Court of Ireland and expressions defined in the 2026 Scheme and (if not so defined) in the document constituting the scheme circular circulated with the 2026 Scheme under section 452 of the Act shall have the same meanings in this Article 248; and

(b)	“Weatherford-US” means Weatherford International Corp, a Texas corporation.

Weatherford International plc — 2026 Shareholder Meetings H-3

248.2

Notwithstanding any other provisions of these Articles, if the Company allots or issues any Ordinary Shares (other than to Weatherford-US and/or its nominee(s)) on or after the Voting Record Time and prior to the Scheme Record Time, such Ordinary Shares shall be allotted and issued subject to the terms of the 2026 Scheme and the holder or holders of those Ordinary Shares shall be bound by the 2026 Scheme accordingly.

248.3

Notwithstanding any other provision of these Articles, if any new Ordinary Shares are allotted or issued to any person (a “new member”) (other than under the 2026 Scheme or to Weatherford-US and/or its nominees) on or after the Scheme Record Time, the new member shall, provided that the 2026 Scheme has become effective, immediately transfer such shares, free of all encumbrances, to Weatherford-US and/or its nominee(s) in consideration of the issue by Weatherford-US to the new member of the number of shares of common stock of US$0.001 each in the capital of Weatherford-US to which the new member would have been entitled under the 2026 Scheme had such Ordinary Shares transferred to Weatherford-US hereunder been Cancellation Shares at the Cancellation Record Time.

248.4

In order to give effect to any such transfer required by this Article 248, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney and/or otherwise for and in the name of the new member in favor of Weatherford-US and/or its nominee(s) without the need for any further action being required to give effect thereto. Pending the registration of Weatherford-US and/or its nominee(s) as a holder of any Ordinary Share to be transferred under this Article 248, the new member shall not be entitled to exercise any rights attaching to any such Ordinary Share unless so agreed by Weatherford-US and Weatherford-US shall be irrevocably empowered to appoint a person nominated by the directors of Weatherford-US to act as attorney or agent on behalf of any holder or holders of that Ordinary Share in accordance with any directions Weatherford-US may give in relation to any dealings with or disposal of that Ordinary Share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder or holders of that Ordinary Share must exercise all rights attaching to it in accordance with the directions of Weatherford-US. The Company shall not be obliged to issue a certificate to the new member for any such Ordinary Share.

248.5	No right of pre-emption granted to any holder or holders of Ordinary Shares nor to any other person whatsoever shall apply to the allotment or issue of Ordinary Shares pursuant to the 2026 Scheme.”

12.	Ordinary Resolution: Adjournment of the AGM Proposal

THAT, any motion by the chairperson to adjourn the annual general meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the annual general meeting to approve any or all of the foregoing Resolutions 7 through 11, be, and is hereby, approved.

Furthermore, during the AGM, Weatherford-Ireland’s Irish Statutory Accounts for the fiscal year ended December 31, 2025 will be laid before the meeting, along with related directors’ and auditor’s reports thereon, and Weatherford-Ireland’s management will present a review of Weatherford-Ireland’s affairs.

If you are a registered shareholder as of the Voting Record Time, you may attend the AGM in person or appoint one or more proxies, by any of the means outlined on page II of the Proxy Statement (or as otherwise permitted by Irish law), to attend, speak, and vote in your place at the AGM. A proxy holder need not be a registered shareholder. To be valid, proxies must be submitted and received in the manner prescribed and by the Advance Voting Deadline of 11:59 p.m. (Eastern Time) on June 10, 2026, as more fully set forth in the Proxy Statement. If proxies are not so received by the Advance Voting Deadline, they may still be handed to the chairperson of the AGM before the start of the AGM, who will have discretion to admit them as valid.

In satisfaction of the requirements of Irish law, registered shareholders who wish to participate (attend and vote) in the shareholder meetings without leaving Ireland, if any, may do so by attending in person at the offices of Matheson LLP, located at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland, at the meeting date and time described herein, where electronic communications technology will be made available to participate in the shareholder meetings.

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The Proxy Statement shall be deemed to be incorporated in, and shall form part of, this Notice.

By Order of the Board of Directors

Dated April 21, 2026

Beth Ann Dranguet

Vice President, Deputy General Counsel & Corporate Secretary

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Notes:

1.

Only holders of Weatherford-Ireland ordinary shares as of April 9, 2026 (the record date) at 6:59 p.m. (Eastern Time) / 11:59 p.m. (Irish Time) (the “Voting Record Time”) are entitled to notice of and to attend, speak, and vote, in person or by proxy, at the AGM or any adjournments thereof. Entitlement to attend, speak, and vote at the AGM or any adjournments thereof, and the number of votes which may be cast, will be determined by reference to the share register of Weatherford-Ireland as of the Voting Record Time. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the share register of Weatherford-Ireland in respect of the joint holding.

2.

If you hold your shares beneficially in “street name” through a bank, broker, or other nominee, you should follow the instructions provided by your bank, broker, or other nominee to instruct them how to vote such shares.

3.	As of the Voting Record Time, there were 71,933,662 ordinary shares issued and entitled to vote at the AGM.

4.

Weatherford-Ireland shareholders as of the Voting Record Time are entitled to one vote per ordinary share held by each of them respectively at the Voting Record Time on all matters submitted to a vote of shareholders at the AGM, so long as those shares are represented at the AGM in person or by proxy.

5.

Approval of resolutions 1-5, 7, 10 and 12 (above) will be decided by an “ordinary resolution,” which, in order to pass, requires more than 50% of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal. Approval of the resolutions 6, 8, 9 and 11 (above) will be decided by a “special resolution” which, in order to pass, requires the affirmative vote of at least 75% of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal.

6.

The Proxy Statement, together with the Company’s Annual Report on Form 10-K and our Irish Statutory Accounts are available electronically on the Company’s website at www.weatherfordannualmeeting.com. The Proxy Statement and related proxy cards (one yellow for the Court Meeting and one blue for the AGM), together with the Company’s Annual Report on Form 10-K and our Irish Statutory Accounts, are being mailed or made available on or about April 21, 2026 to each registered shareholder in the Company’s share register as of the Voting Record Time. Any shareholder may also obtain a copy of these documents by contacting the Company’s U.S. Investor Relations Department at 2000 Saint James Place, Houston, Texas 77056, United States of America, or by telephone at +1 (713) 836-4000.

  H-6 Weatherford International plc — 2026 Shareholder Meetings

ANNEX I – SUBSCRIPTION AGREEMENT

DATED [•], 2026

WEATHERFORD INTERNATIONAL PLC and Weatherford International Corp

Subscription Agreement

Weatherford International plc — 2026 Shareholder Meetings I-1

THIS AGREEMENT is made on [●], 2026

BETWEEN:

(1)

WEATHERFORD INTERNATIONAL PLC, a public company limited by shares incorporated under the laws of Ireland with company registration number 540406 and having its registered office at 70 Sir John Rogerson’s Quay, Dublin 2, Dublin, D02 R296, Ireland (the “Company”);

AND

(2)	WEATHERFORD INTERNATIONAL CORP, a corporation incorporated under the laws of Texas (the “Subscriber”).

WHEREAS:

A.	The Subscriber is an indirect subsidiary of the Company.

B.

The Subscriber wishes to subscribe for, and the Company has agreed to allot and issue to the Subscriber, one ordinary share of US$0.001 (nominal value) in the capital of the Company (the “Subscription Share”) on the terms, and subject to the conditions, set out in this Agreement.

C.

Pursuant to a special resolution proposed and passed at an annual general meeting of the Company held on June 11, 2026 (the “AGM”) (i) the entry by the Company into this Agreement and (ii) the subscription, allotment, and issue of the Subscription Share on the terms of this Agreement, were authorised for the purposes, and in compliance with the provisions, of sections 105, 114(3), and, to the extent applicable, 1075 of the Companies Act (as defined below).

IT IS HEREBY AGREED as follows:

1	Interpretation

1.1	Definitions

In this Agreement, unless the context otherwise requires or unless otherwise specified, the words and expressions set out below shall have the following meanings:

“AGM” has the meaning given to that term in the recitals;

“Business Day” means a day, other than a Saturday, Sunday, or public holiday, on which clearing banks are ordinarily open for the transaction of non-automated banking business in Ireland and the State of Texas;

“Companies Act” means the Companies Act 2014, as amended, and all orders, statutory instruments and regulations made thereunder and intended to be construed as one with the Companies Act 2014;

“Company” has the meaning given to that term in the recitals;

“Consideration” means the total consideration payable for the Subscription Share, being an amount of US$1.00;

“Completion” means the completion of the subscription for, and the allotment and issuance of, the Subscription Share in accordance with clause 3 (Completion);

“Completion Date” means the date of this Agreement or such later date as the parties may agree in writing;

“Subscriber” has the meaning given to that term in the recitals;

“Subscription Share” has the meaning given to that term in the recitals; and

“US$” means U.S. dollars, the lawful currency of the United States of America.

1.2	Interpretation Generally

In this Agreement unless the context otherwise requires or unless otherwise specified:

(a)	words and expressions which are defined in the Companies Act and not otherwise defined in this Agreement shall have the meanings given to them in the Companies Act;

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(b)	references to clauses, Schedules, and Annexes are to clauses, schedules, and annexes to this Agreement and references to paragraphs are to paragraphs of the relevant Schedule;

(c)

references to this “Agreement” or to any other agreement or document referred to in this Agreement or to any specific provision of this Agreement or other agreement or document are to this Agreement, that other agreement or document or that provision as amended, varied, or novated, from time to time, in accordance with the terms of this Agreement or that other agreement or document;

(d)	references to clause, Schedule, Annex, and paragraph headings are used for convenience only and shall not affect the interpretation of this Agreement;

(e)

references to “persons” shall include individuals, firms, companies, governments, states, state agencies, unincorporated associations, and partnerships, in each case whether, or not, having a separate legal personality;

(f)	references to a “company” shall include any company, corporation, or body corporate, wherever and however incorporated or established;

(g)	references to a “party” or “parties” are to a party or parties to this Agreement;

(h)	references to a “party” includes that party’s legal personal representatives, successors-in-title and permitted assigns;

(i)	references to “writing” or “written” includes email;

(j)

words such as “hereunder”, “hereto”, “hereof”, and “herein” and other words commencing with “here” shall refer to the whole of this Agreement and not to any particular section, clause, or paragraph of this Agreement;

(k)

the words “include”, “including”, and “in particular” (or any similar term) are to be construed as being by way of illustration or emphasis only and not be construed so as to limit generally any words preceding them and general words introduced by the word “other” (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters, or things;

(l)	words denoting any gender include all genders and words denoting the singular include the plural and vice versa;

(m)	references to statutes and statutory provisions shall be to those forming part of the laws of Ireland;

(n)

references to statutes or statutory provisions shall include references to any amendment, modification, extension, consolidation, replacement or re-enactment of any such statute or statutory provision or enactment (whether before or after the date of this Agreement) and all statutory instruments, regulations, orders or other subordinate legislation made under such provision or enactment unless any such change imposes upon any party any liabilities or obligations under this Agreement which are more onerous than as at the date of this Agreement;

(o)	references to:

(i)	a “month” shall mean a calendar month;

(ii)	a “day” (including in the term “Business Day”) shall mean a period of 24 hours running from midnight to midnight; and

(iii)	a time of day shall mean the time of day in Ireland;

(p)

if any action or duty to be taken or performed under any of the provisions of this Agreement would fall to be taken or performed on a day which is not a Business Day, such action or duty shall be taken or performed on the Business Day next following such day; and

(q)	references to Ireland do not include Northern Ireland.

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1.3	Non-Application of Contra Proferentem

The parties have participated jointly in the negotiating and drafting of this Agreement. In the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any of the provisions of this Agreement.

2	Subscription

Subject to clause 3 (Completion), the Subscriber hereby applies for the allotment and issue to it, at Completion, of the Subscription Share for the Consideration, payment for which shall be made in accordance with clause 3.2, and the Company accepts such application.

3	Completion

3.1	Completion Arrangements

Completion shall take place on the Completion Date virtually (by remote exchange and completion).

3.2	Subscriber’s Obligation

At, or prior to, Completion, the Subscriber shall pay, or procure to be paid, the Consideration in cash to the Company. Payment in accordance with this clause shall be a good and valid discharge of the Subscriber’s obligation to pay the Consideration.

3.3	Company’s Obligations

At Completion:

(a)

the Company shall deliver to the Subscriber, a copy of resolutions passed by its board of directors authorising the execution by the Company of this Agreement, all documents ancillary to this Agreement and the transactions contemplated herein; and

(b)	subject to, and conditional upon, receipt by the Company of the Consideration in accordance with clause 3.2, as aforesaid, the Company shall:

(i)	allot and issue the Subscription Share, credited as fully paid-up, to the Subscriber;

(ii)	enter the name of the Subscriber in the Company’s register of members as the holder of the Subscription Share; and

(iii)	if requested, issue a new share certificate to the Subscriber in respect of the Subscription Share so allotted and issued.

4	Warranties

4.1	Company’s Warranties

The Company warrants to the Subscriber that at the date of this Agreement:

(a)	the Company is duly incorporated and validly existing under the laws of its jurisdiction of incorporation;

(b)

the Company has the requisite power and authority to enter into, perform, and comply with its obligations under this Agreement and the documents referred to in it (to which it is a party), and they constitute (or, when executed, will constitute) valid, legal, and binding obligations on the Company, enforceable in accordance with their respective terms;

(c)	all necessary actions, conditions, and things have been taken, fulfilled, and done in order to enable the Company to enter into, perform, and comply with its obligations under this Agreement;

(d)	the entry into, performance, and compliance by the Company with its obligations under this Agreement and the documents referred to in it (to which it is a party) will not:

(i)	violate or exceed any power or restriction granted or imposed by any law to which the Company is subject or any of the Company’s constituting documents; or

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(ii)	constitute a breach of any agreement, instrument, order, judgment, or other restriction to which the Company is a party or which is binding on the Company or over the Company’s assets; and

(e)

no proceedings are current, pending, or threatened to restrain (or which would have the effect of so restraining) the entry into, performance of, compliance with, and enforcement of any of the obligations of the Company under this Agreement and, so far as the Company is aware, there are no circumstances which might give rise to any such proceedings or the threat of any such proceedings.

4.2	Subscriber’s Warranties

The Subscriber warrants to the Company that at the date of this Agreement:

(a)	the Subscriber is duly incorporated and validly existing under the laws of its jurisdiction of incorporation;

(b)

the Subscriber has the requisite power and authority to enter into, perform, and comply with its obligations under this Agreement and the documents referred to in it (to which it is a party), and they constitute (or, when executed, will constitute) valid, legal, and binding obligations on the Subscriber, enforceable in accordance with their respective terms;

(c)	all necessary actions, conditions, and things have been taken, fulfilled, and done in order to enable the Subscriber to enter into, perform, and comply with its obligations under this Agreement;

(d)	the entry into, performance, and compliance by the Subscriber with its obligations under this Agreement and the documents referred to in it (to which it is a party) will not:

(i)	violate or exceed any power or restriction granted or imposed by any law to which the Subscriber is subject or any of the Subscriber’s constituting documents; or

(ii)	constitute a breach of any agreement, instrument, order, judgment, or other restriction to which the Subscriber is a party or which is binding on the Subscriber or over the Subscriber’s assets; and

(e)

no proceedings are current, pending, or threatened to restrain (or which would have the effect of so restraining) the entry into, performance of, compliance with, and enforcement of, any of the obligations of the Subscriber under this Agreement and, so far as the Subscriber is aware, there are no circumstances which might give rise to any such proceedings or the threat of any such proceedings; and

(f)	the Consideration is being provided out of the profits of the Subscriber which are available for distribution (as contemplated by section 114(2)(a) of the Companies Act).

4.3	Warranties Survive Completion

The warranties given in this clause 4 (Warranties) shall continue in full force and effect following and notwithstanding Completion and shall not in any respect be extinguished or affected by Completion, and Completion shall not in any way constitute a waiver of the rights of either of the parties in respect of any of those warranties.

5	Miscellaneous Provisions

5.1	Costs and Expenses

Each party shall bear any costs, fees, and expenses incurred by it in connection with the negotiation, preparation, execution, performance, and implementation of this Agreement (and any other documents referred to herein).

5.2	Survival of Obligations

This Agreement (other than obligations that have already been fully performed at Completion) shall remain in full force and effect after, and notwithstanding, Completion.

5.3	Binding on Successors

This Agreement shall be binding upon and enure to the benefit of the parties and their respective personal representatives, successors-in-title, and permitted assigns.

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Weatherford International plc — 2026 Shareholder Meetings I-5

5.4	Entire Agreement

This Agreement and the documents referred to in it constitutes the entire agreement between the parties relating to the subject matter of this Agreement, and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties, and arrangements of any nature whatsoever, whether or not in writing, between the parties in relation to the subject matter of this Agreement. Each of the parties acknowledges and agrees that in entering into this Agreement and any documents referred to in it, that party has not relied on any statement, representation, assurance, or warranty of any person (whether a party to this Agreement or not) that is not set out in this Agreement.

5.5	Variation

No variation of this Agreement shall be valid unless it is in writing and executed by, or on behalf of, each of the parties.

5.6	No Partnership

Nothing in this Agreement is intended to establish or imply, or shall be construed as establishing or implying, any partnership of any kind between the parties.

5.7	Assignment and Transfer

5.7.1	This Agreement is personal to the parties and, unless otherwise agreed to by the parties in writing, no party shall:

(a)	assign any of its rights under this Agreement;

(b)	transfer any of its obligations under this Agreement;

(c)	sub-contract or delegate any of its obligations under this Agreement; or

(d)	charge or deal in any other manner with this Agreement or any of its rights or obligations.

5.7.2	Any purported assignment, transfer, sub-contracting, delegation, charging, or dealing in contravention of clause 5.7.1 shall be ineffective.

5.8	Counterparts

This Agreement may be executed in any number of counterparts and by each party on separate counterparts, each of which, when executed and delivered as required shall constitute an original, and all such counterparts together shall constitute one and the same Agreement. This Agreement shall become effective and dated on the first date that each party has delivered an executed counterpart of this Agreement to the others. Transmission of an executed counterpart of this Agreement (in PDF, JPEG, or other legible electronic format) by electronic means using email or DocuSign shall take effect as delivery of an executed counterpart of this Agreement, and no exchange of original counterparts shall otherwise be required.

5.9	Electronic Signatures

Each party consents to the use of electronic signatures and each party may execute this Agreement and any document in connection with this Agreement by any form of electronic signature. An electronic signature is conclusive evidence of a party’s intention to be bound by this Agreement and has the same legal validity and enforceability as a wet ink signature for all purposes.

5.10	Further Assurance

Each party shall (and shall use reasonable endeavours to procure that any other necessary party shall) execute all such documents and do such acts and things as may reasonably be required of that party subsequent to Completion for the purpose of giving full effect to the provisions of this Agreement.

5.11	Severance

Each of the provisions of this Agreement is separate and severable and enforceable accordingly and if, at any time, any provision of this Agreement is adjudged by any court or regulatory authority or agency of competent jurisdiction to be void or unenforceable in whole or in part, all other provisions of this Agreement will remain in full force and effect and will not in any way be affected or impaired thereby. If any provision of this Agreement is held to be void or unenforceable but would be valid or enforceable if some part of the provision was deleted, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable.

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5.12	Governing Law and Jurisdiction

This Agreement and any non-contractual obligations arising from or connected with this Agreement shall be governed by, and construed in accordance with, the laws of Ireland. Each of the parties hereby agrees that the courts of Ireland shall have exclusive jurisdiction to hear and determine any suit, action, proceeding, dispute, or claim (including any non-contractual suit, action, proceeding, dispute, or claim) that may arise out of, or in connection with, this Agreement, its subject matter or formation and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

(Signature Page(s) Follow)

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

SIGNED for and on behalf of

WEATHERFORD INTERNATIONAL PLC

Duly Authorised Name: Title:

SIGNED for and on behalf of

WEATHERFORD INTERNATIONAL CORP

Duly Authorised Name: Title:

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  I-8 Weatherford International plc — 2026 Shareholder Meetings

APPENDIX: FORMS OF PROXY CARD

PRELIMINARY - SUBJECT TO UPDATE THIS IS THE BLUE PROXY CARD WEATHERFORD INTERNATIONAL PLC ATTN: CORPORATE SECRETARY 70 SIR JOHN ROGERSON’S QUAY DUBLIN 2, IRELAND SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 10, 2026 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 10, 2026 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS V90160-S35138 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WEATHERFORD INTERNATIONAL PLC The Board of Directors recommends you vote FOR the following proposals: Annual Business Election of Directors Nominees: For Against Abstain Steven Beringhause Benjamin C. Duster, IV Neal P. Goldman Jacqueline C. Mutschler Charles M. Sledge Girishchandra K. Saligram 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm and auditor for the fiscal year ending December 31, 2026 and KPMG Chartered Accountants, Dublin, as our statutory auditor under Irish law to hold office until the close of the 2027 AGM, and to authorize our Board of Directors, acting through the Audit Committee, to determine the auditors’ remuneration. 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers. 4. To approve the amendment and restatement of the Weatherford International plc Fourth Amended and Restated 2019 Equity Incentive Plan. 5. To approve a renewal of the Board’s annual authority to issue shares under Irish law. 6. To approve a renewal of the Board’s annual power to opt-out of statutory preemption rights under Irish law. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. In the case of a company or corporation, this proxy may be executed under its common seal (or in any other manner permitted by law and having the same effect as if executed under seal) or under the hand of a duly authorized officer, attorney or other person. If you do not wish to vote all of your shares in the same manner on any particular proposal(s), you may specify your vote by clearly hand-marking this proxy card. For Against Abstain Scheme Related Business If the Scheme of Arrangement proposal is approved at the Court Meeting: For Against Abstain To approve the Scheme of Arrangement by, and on behalf of, Weatherford International plc (“Weatherford-Ireland”) and to authorize the directors of Weatherford-Ireland to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect. To approve a capital reduction under sections 84 to 86 of the Companies Act to effect the cancellation of Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement. To approve the terms of an initial subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford International Corp (“Weatherford-US”) in connection with the Scheme of Arrangement. To authorize the directors of Weatherford-Ireland to allot and issue further new Weatherford-Ireland ordinary shares to Weatherford-US in connection with the Scheme of Arrangement to be paid up by the application of certain reserves as described in the Scheme of Arrangement. To approve an amendment to the Weatherford-Ireland Articles so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time to persons other than Weatherford-US or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration (as defined in the Scheme of Arrangement). To approve any motion to adjourn the AGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the AGM to approve the resolutions proposed at the AGM. Approval at the Annual General Meeting of each of Scheme Related Business proposals described in Proposals 7 through 11 (together, the “Conditional Proposals”) by our shareholders is a condition to the Scheme of Arrangement becoming effective, and the Scheme of Arrangement will not be implemented if any of the Conditional Proposals are not approved. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Proxy Materials, Form 10-K and Irish Statutory Accounts are available at www.proxyvote.com. A SEPERATE PROXY CARD IS ENCLOSED FOR THE 2026 COURT MEETING OF SHAREHOLDERS. PLEASE ENSURE THAT YOU VOTE BOTH PROXIES. V90161-S35138 WEATHERFORD INTERNATIONAL PLC 2026 Annual General Meeting of Shareholders June 11, 2026 8:10 A.M. Central Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Scott C. Weatherholt, Beth Ann Dranguet, and Cristina Waber, * or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of WEATHERFORD INTERNATIONAL PLC that the shareholder(s) is/are entitled to vote if personally present at the 2026 Annual General Meeting of Shareholders (the “Annual General Meeting”), to be held at 8:10 A.M. Central Time (or if the 2026 Court Meeting of Shareholders has not concluded by such time, as soon as possible after the conclusion of such meeting), on June 11, 2026, at 2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America, and any adjournment thereof on the matters more particularly described in the Proxy Materials for the Annual General Meeting. The undersigned hereby revoke(s) all proxies previously given by the undersigned to vote at the Annual General Meeting. This proxy card, when properly executed, will be voted in the manner directed by the undersigned shareholder(s) on the reverse side of this proxy card. IF NO DIRECTION IS MADE, THESE SHARES WILL BE VOTED “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL GENERAL MEETING. In the event other matters properly come before, or are raised at, the Annual General Meeting on which a vote is or may be taken, you instruct and authorize the Proxy Holders to vote the shares in their own discretion on such other matters. The undersigned hereby acknowledge(s) receipt of Notice of, and the Proxy Statement for, the Annual General Meeting. * or, if you wish to appoint another person as your proxy, insert details and, if applicable, cross out Scott C. Weatherholt, Beth Ann Dranguet and Cristina Waber. * or, if you wish to appoint another person as your proxy, insert details and, if applicable, cross out Scott C. Weatherholt, Beth Ann Dranguet and Cristina Waber. Continued and to be signed on reverse side

PRELIMINARY- SUBJECT TO UPDATE THIS IS THE YELLOW PROXY CARD SCAN TO VIEW MATERIALS & VOTEWEATHERFORD INTERNATIONAL PLC ATTN: CORPORATE SECRETARY 70 SIR JOHN ROGERSON’S QUAY DUBLIN 2, IRELAND VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 10, 2026 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 10, 2026 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 1171 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BL ACK INK AS FOLLOWS V901 62-S351 38 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WEATHERFORD INTERNATIONAL PLC The Board of Directors recommends you vote FOR the following proposal: For Against AbstainThe Board of Directors recommends you vote FOR the following proposalTo agree to a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014, as amended, substantially in the form attached as Annex C to the Proxy Statement, that, once it becomes effective, will result in you owning common stock of Weatherford International Corp instead of ordinary shares of Weatherford International plc. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. In the case of a company or corporation, this proxy may be executed under its common seal (or in any other manner permitted by law and having the same effect as if executed under seal) or under the hand of a duly authorized officer, attorney or other person. If you do not wish to vote all of your shares in the same manner on any particular proposal(s), you may specify your vote by clearly hand-marking this proxy card. Signa ture [PLEASE SIGN WITHIN BOX ] Signature (Joint Owners)

Important Notice Regarding the Availability of Proxy Materials for the Court Meeting: The Proxy Materials, Form 10-K and Irish Statutory Accounts are available at www.proxyvote.com. A SEPERATE PROXY CARD IS ENCLOSED FOR THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS. PLEASE ENSURE THAT YOU VOTE BOTH PROXIES. V90163-S35138 WEATHERFORD INTERNATIONAL PLC 2026 Court Meeting of Shareholders June 11, 2026 8:00 A.M. Central Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Scott C. Weatherholt, Beth Ann Dranguet, and Cristina Waber, * or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of WEATHERFORD INTERNATIONAL PLC that the shareholder(s) is/are entitled to vote if personally present at the 2026 Court Meeting of Shareholders (the “Court Meeting”), to be held at 8:00 A.M. Central Time, on June 11, 2026, at 2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America, and any adjournment thereof on the matters more particularly described in the Proxy Materials for the Court Meeting. The undersigned hereby revoke(s) all proxies previously given by the undersigned to vote at the Court Meeting. This proxy card, when properly executed, will be voted in the manner directed by the undersigned shareholder(s) on the reverse side of this proxy card. IF NO DIRECTION IS MADE, THESE SHARES WILL BE VOTED “FOR” THE PROPOSAL TO BE CONSIDERED AT THE COURT MEETING. In the event other matters properly come before, or are raised at, the Court Meeting on which a vote is or may be taken, you instruct and authorize the Proxy Holders to vote the shares in their own discretion on such other matters. The undersigned hereby acknowledge(s) receipt of Notice of, and the Proxy Statement for, the Court Meeting. * or, if you wish to appoint another person as your proxy, insert details and, if applicable, cross out Scott C. Weatherholt, Beth Ann Dranguet and Cristina Waber. Continued and to be signed on reverse side